Execution Version #95537553v12 JOINDER TO CREDIT AGREEMENT, AMENDMENT NO. 2 TO CREDIT AGREEMENT, AMENDMENT NO. 1 TO SECURITY AGREEMENT AND AMENDMENT NO. 1 TO GUARANTY THIS JOINDER TO CREDIT AGREEMENT, AMENDMENT NO. 2 TO CREDIT AGREEMENT, AMENDMENT NO. 1 TO SECURITY AGREEMENT AND AMENDMENT NO. 1 TO GUARANTY (this “Amendment”), dated as of March 29, 2022, is entered into among OWENS & MINOR, INC., a Virginia corporation (the “Parent”), OWENS & MINOR DISTRIBUTION, INC., a Virginia corporation (“Distribution”), OWENS & MINOR MEDICAL, INC., a Virginia corporation (“Medical”), BARISTA ACQUISITION I, LLC, a Virginia limited liability company (“Barista I”), BARISTA ACQUISITION II, LLC, a Virginia limited liability company (“Barista II”), O&M HALYARD, INC., a Virginia corporation (“O&M Halyard”), BYRAM HEALTHCARE CENTERS, INC., a New Jersey Corporation (“Byram”), APRIA, INC. (“Apria”, and together with Distribution, Medical, Barista I, Barista II, O&M Halyard and Byram, and, effective as of the date hereof, Parent, collectively, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent, L/C Issuer and Swing Line Lender. RECITALS WHEREAS, the Parent, the Borrowers, the Lenders, and the Administrative Agent, have entered into that certain Credit Agreement, dated as of March 10, 2021 (as amended pursuant to that certain Amendment No. 1 to Credit Agreement, dated as of February 22, 2022, and as further amended, restated, amended and restated, modified, extended, replaced, or supplemented from time to time, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment have the same meanings assigned thereto in the Credit Agreement); WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of January 7, 2022 (as amended, restated, amended and restated, supplemented, waived or modified from time to time in accordance with the terms herein, the “Merger Agreement”), by and among the Parent, StoneOak Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Apria, Inc., a Delaware corporation (“Apria”), Merger Sub merged with and into Apria, following which Apria and its Subsidiaries became a Wholly Owned Subsidiary of the Parent (the “Merger”); WHEREAS, the Borrowers have requested each Lender party to the Existing Credit Agreement as of the date hereof (determined immediately prior to giving effect to the establishment of the Incremental Revolving Commitments described below and including, for these purposes, each L/C Issuer and Swing Line Lender) (each, an “Existing Lender”) to extend the Maturity Date of the Revolving Credit Commitments to the date that is five years from the date hereof (the “Extension”), and the Lenders party hereto, which constitute all Existing Lenders, are willing to agree to the Extension; WHEREAS, pursuant to Section 10.01 of the Existing Credit Agreement, the Borrowers have requested that the Administrative Agent and the Existing Lenders amend certain provisions of the Existing Credit Agreement as set forth herein and, subject to the terms and conditions hereof, the Existing Lenders and the Administrative Agent are willing to do so; WHEREAS, immediately after the Extension and the other amendments described above, each Lender designated as an “Incremental Revolving Lender” on Schedule I hereto (each, an “Incremental Revolving Lender”) has indicated its willingness to provide its portion of a $150,000,000 aggregate Revolving Credit Commitment Increase as set forth on Schedule I hereto (the “Incremental Revolving Commitments”; and the Revolving Credit Loans made pursuant thereto, the “Incremental Revolving Loans”) on the terms and subject to the conditions herein;

2 #95537553v12 WHEREAS, immediately upon the Amendment No. 2 Effective Date (as defined below), the Parent will become a Borrower under the Credit Agreement; WHEREAS, the Borrowers have requested, immediately upon the Amendment No. 2 Effective Date, that each of Apria, Apria Healthcare Group LLC, Apria Healthcare LLC, Apria Holdco LLC, CPAP Sleep Store LLC, DMEhub LLC, Healthy Living Home Medical LLC and Lofta, Inc. (collectively the “Apria Subsidiary Guarantors”) become joined to the Credit Agreement a Guarantor; WHEREAS, JPMorgan Chase, N.A., BofA Securities, Inc., Citibank, N.A., Citizens Bank, N.A., PNC Capital Markets LLC, Regions Capital Markets and Capital One, N.A. will act as joint lead arrangers and bookrunners (the “Amendment No. 2 Arrangers”) with respect to this Amendment; NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows: SECTION 1. Extension. Each of the parties hereto agrees that, effective on the Amendment No. 2 Effective Date (as defined below), the Maturity Date with respect to the existing Revolving Credit Commitments (and any Revolving Credit Loans made thereunder) shall be extended to the date that is five years after the Amendment No. 2 Effective Date. SECTION 2. Joinder. Effective upon the Amendment No. 2 Effective Date, each Apria Subsidiary Guarantor hereby joins in as, assumes and adopts and agrees to be bound by the role, duties, obligations, indebtedness, liabilities, covenants and undertakings of, and becomes, a Guarantor under the Credit Agreement and the other Loan Documents, and each Apria Subsidiary Guarantor also hereby agrees to comply with all of the terms and conditions of, and covenants and undertakings of the Guarantors under the Credit Agreement and the other Loan Documents. All references to a “Guarantor” or the “Guarantors” and/or to any “Loan Party” or the “Loan Parties” contained in the Credit Agreement and the other Loan Documents are hereby deemed for all purposes to also refer to and include each Apria Subsidiary Guarantor as a Guarantor and/or a Loan Party, and each Apria Subsidiary Guarantor hereby agrees to comply with all terms and conditions of the Credit Agreement and the other Loan Documents as if such Apria Subsidiary Guarantor were an original signatory thereto. SECTION 3. Amendments to Credit Agreement. (a) Each of the parties hereto agrees that, effective on the Amendment No. 2 Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex A hereto. (b) The Schedules to the Credit Agreement shall be amended and restated as set forth in Exhibit A to this Amendment, which such amended and restated Schedules to the Credit Agreement shall include updated information after giving effect to the Merger on any such applicable Schedule. SECTION 4. Incremental Revolving Commitments Generally. (a) Effective on the Amendment No. 2 Effective Date (but immediately after giving effect to the amendments described in Sections 1 and 3 hereof), the Incremental Revolving Commitments in an aggregate amount of $150,000,000 shall be established in accordance with Schedule I hereto. The

3 #95537553v12 Incremental Revolving Commitments shall have identical terms as the existing Revolving Credit Commitments (after giving effect to the amendments to the Existing Credit Agreement effected pursuant to Sections 1 and 3 hereof). Each reference to (i) a “Revolving Credit Commitment” or “Revolving Credit Commitments” and (ii) a “Revolving Credit Loan” or “Revolving Credit Loans” in the Credit Agreement or herein shall be deemed to include the Incremental Revolving Commitments and the Incremental Revolving Loans, as applicable, established pursuant to this Amendment and all other related terms will have correlative meanings. For the avoidance of doubt and notwithstanding anything in this Amendment to the contrary, the Incremental Revolving Commitments shall be considered a Revolving Credit Commitment Increase under the Credit Agreement and shall not be considered a separate Class of Commitments under the Credit Agreement. (b) Each of the parties hereto hereby agrees that (i) the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all of the Lenders participate in each outstanding Letter of Credit, Swing Line Loan and L/C Advance, if any, pro rata on the basis of their respective Revolving Credit Commitments (after giving effect to the establishment of the Incremental Revolving Commitments), including by assigning to each Incremental Revolving Lender a portion of each then-existing Lender’s participations hereunder in outstanding Letters of Credit, Swing Line Loans and L/C Advances, if any, and each Incremental Revolving Lender hereby automatically and without further action shall be deemed to have assumed a portion of such existing Lender’s participations, such that, after giving effect to each deemed assignment and assumption of participations, all of the Lenders’ (including the Incremental Revolving Lenders’) participations in Letters of Credit, Swing Line Loans and L/C Advances shall be held ratably on the basis of their respective Revolving Credit Commitments (after giving effect to the establishment of the Incremental Revolving Commitments) and (ii) the Administrative Agent may cause all existing Lenders to assign Revolving Credit Loans to the Incremental Revolving Lenders, and the Incremental Revolving Lenders shall purchase such Revolving Credit Loans, in each case to the extent necessary so that all of the Lenders participate in each outstanding Borrowing of Revolving Credit Loans pro rata on the basis of their respective Revolving Credit Commitments (after giving effect to the establishment of the Incremental Revolving Commitments). SECTION 5. Amendments to Security Agreement and Guaranty. Each of the parties hereto agrees that, effective on the Amendment No. 2 Effective Date, each of the Security Agreement and Guaranty shall be amended as follows: the defined terms “Borrowers” and “Borrower” therein shall be revised to include the Parent as a Borrower and all references therein and in any other Loan Document to Borrower shall be deemed to include the Parent, mutatis mutandis. SECTION 6. Conditions of Effectiveness of the Amendment. This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) when: (a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (which may be delivered via email) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party (other than in respect of sub-clauses (iv)(A) and (B) and (vi) below), each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel: (i) executed counterparts of this Amendment from each Loan Party, each Existing Lender and each Incremental Revolving Lender; (ii) a Note executed by the Borrowers in favor of each Incremental Revolving Lender that has requested a Note at least five (5) Business Days in advance of the Amendment No. 2 Effective Date;

4 #95537553v12 (iii) executed counterparts of supplements to the Guaranty from each of the Apria Subsidiary Guarantors; (iv) executed counterparts of Security Agreement Supplements from each Apria Subsidiary Guarantor, together with (except as provided in such Collateral Documents or, in the case of clause (A) below, the Amendment No. 2 Effective Date Intercreditor Agreement): (A) certificates, if any, representing the pledged equity referred to therein, accompanied by undated stock powers, if applicable, executed in blank and (if applicable) instruments evidencing the pledged debt referred to therein endorsed in blank; and (B) evidence that all other actions, recordings and filings that the Administrative Agent or Collateral Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement with respect to the Apria Subsidiary Guarantors shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent and Collateral Agent; (v) such certificates, copies of Organization Documents of the Loan Parties, resolutions or other action and incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Amendment No. 2 Effective Date; (vi) legal opinions, in customary form, from (i) Kirkland & Ellis LLP, as New York and Delaware counsel to the Loan Parties, (ii) Greenbaum Rowe Smith & Davis LLP, as special New Jersey counsel to the Loan Parties, and (iii) Hunton Andrews Kurth LLP, as special Virginia and North Carolina counsel to the Loan Parties; (vii) a certificate signed by a Responsible Officer of the Parent certifying that the conditions set forth in clause (h) below is satisfied; and (viii) a certificate attesting to the Solvency of the Parent and its Subsidiaries (on a consolidated basis) on the Amendment No. 2 Effective Date after giving effect to the Transactions, from Parent’s chief financial officer or other officer with equivalent duties; (b) The Parent shall have paid all fees and other amounts due and payable to the Amendment No. 2 Arrangers and the Administrative Agent in connection with this Amendment, including reimbursement or payment of reasonable and documented costs and expenses actually incurred by the Amendment No. 2 Arrangers or the Administrative Agent in connection with this Amendment, including the reasonable and documented fees, expenses and disbursements of counsel for the Amendment No. 2 Arrangers and the Administrative Agent, in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Amendment No. 2 Effective Date.

5 #95537553v12 (c) The Amendment No. 2 Effective Date Intercreditor Agreement shall have been duly executed and delivered by each Loan Party thereto. (d) The Amendment No. 2 Arrangers shall have received Audited Parent Borrower Financial Statements and the Unaudited Parent Borrower Financial Statements. (e) Prior to or substantially simultaneously with Amendment No. 2 Effective Date, the repayment in full, termination of all commitments and release of all liens under the Existing Apria Credit Agreement shall have occurred. (f) The Administrative Agent and the Amendment No. 2 Arrangers shall have received at least three (3) Business Days prior to the Amendment No. 2 Effective Date all documentation and other information about the Borrowers and the Guarantors as has been reasonably requested in writing at least ten (10) Business Days prior to the Amendment No. 2 Effective Date by the Administrative Agent or the Amendment No. 2 Arrangers that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and, to the extent required by the Beneficial Ownership Regulation, a Beneficial Ownership Certification. (g) Prior to or substantially concurrently with the Amendment No. 2 Effective Date, the Merger shall be consummated, in all material respects in accordance with the terms of the Merger Agreement as in effect on January 7, 2022, without giving effect to any amendments, consents or waivers that are materially adverse to the Lenders or the Amendment No. 2 Arrangers, without the prior consent of the Amendment No. 2 Arrangers (such consent not to be unreasonably withheld, delayed, denied or conditioned and provided that the Amendment No. 2 Arrangers shall be deemed to have consented to such amendment, consent or waiver unless they shall object thereto within three (3) Business Days after written notice of such amendment, consent or waiver) (it being understood that (a) any increase in the purchase price of, or consideration for, the Merger is not materially adverse to the interests of the Lenders or the Amendment No. 2 Arrangers to the extent any such increase is pursuant to a working capital or other purchase price adjustment or not funded by additional indebtedness (other than permitted Revolving Credit Loans), (b) any reduction of 10% or less of the purchase price of, or consideration for, the Merger is deemed to be not materially adverse to the interests of the Lenders and the Amendment No. 2 Arrangers, (c) any reduction of more than 10% of the purchase price of, consideration for, the Merger is deemed to be not materially adverse to the interests of the Lenders and the Amendment No. 2 Arrangers so long as any such reduction above 10% of the purchase price of, or consideration for, the Merger is pursuant to a working capital or other purchase price adjustment or reduces dollar-for-dollar the commitments under the Term Facility and (d) any amendment to the definition of “Material Adverse Effect” is materially adverse to the interests of the Lenders and the Amendment No. 2 Arrangers). (h) (i) The Specified Merger Agreement Representations (as defined below) shall be true and correct in all material respects to the extent required by the terms of the definitions thereof and (ii) the Specified Representations shall be true and correct in all material respects on the Amendment No. 2 Effective Date, in each case, and unless such representations relate to an earlier date, in which case, such representations shall have been true and correct in all material respects as of such earlier date. As used above, “Specified Merger Agreement Representations” means the representations and warranties made by Apria with respect to Apria and its Subsidiaries in the Merger Agreement as are material to the interests of the Lenders, but only to the extent that Apria has (or its Affiliates have) the right (taking into account any applicable notice or cure provisions) to terminate its and/or their obligations under the Merger Agreement or decline to consummate the Merger (in each case, in accordance with the terms thereof) as a result of a breach of such representations and warranties in the Merger Agreement.

6 #95537553v12 (i) Since the date of the Merger Agreement there has been no effect, change, event, fact, circumstance or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement as in effect on January 7, 2022) and is continuing on the Amendment No. 2 Effective Date. Notwithstanding anything herein to the contrary, it is understood that, other than with respect to (a) the execution and delivery by the Apria Subsidiary Guarantors of the Security Agreement Supplements and (b) Filing Collateral or Stock Certificates (each as defined below), to the extent any Lien on any Collateral required to be granted by the Apria Subsidiary Guarantors by the Collateral and Guarantee Requirement is not or cannot be provided and/or perfected on the Amendment No. 2 Effective Date after the Borrowers' use of commercially reasonable efforts to do so or without undue burden or expense, the provision and/or perfection of a Lien on such Collateral shall not constitute a condition precedent for purposes of this Section 6, but instead shall be required to be perfected after the Amendment No. 2 Effective Date in accordance with Section 6.12 of the Credit Agreement; provided that the Borrowers shall have delivered all Stock Certificates with respect to the Apria Subsidiary Guarantors, to the extent received from Apria after the Borrower's use of commercially reasonable efforts to receive such certificates or otherwise without undue burden or expense. For purposes of this paragraph, “Filing Collateral” means Collateral, including Collateral constituting investment property, for which a security interest can be perfected by filing a UCC. “Stock Certificates” means certificates representing Capital Stock of the Apria Subsidiary Guarantors, and the Wholly Owned Subsidiaries of the Apria Subsidiary Guarantors (other than Excluded Subsidiaries) (provided that the Borrowers shall not be required to deliver Stock Certificates constituting Excluded Property or Excluded Equity) for which a security interest can be perfected by delivering such certificates, together with undated stock powers or other appropriate instruments of transfer executed in blank for each such certificate. SECTION 7. Representations and Warranties. By its execution of this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender party hereto that: (a) This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. (b) The execution, delivery and performance by each Loan Party of this Amendment (i) have been duly authorized by all necessary corporate or other organizational action and (ii) do not and will not (A) contravene the terms of any of such Person’s Organization Documents, (B) conflict with or result in any breach or contravention of, or require any payment to be made under (x) any Contractual Obligation exceeding the Threshold Amount to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, (C) result in the creation of any Lien (other than as permitted under the Loan Documents) or (D) violate any material Law; except (in the case of clauses Error! Reference source not found.(B) and Error! Reference source not found.Error! Reference source not found.), to the extent that such conflict, breach, contravention, payment or violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 8. Use of Proceeds. The Incremental Revolving Loans established in respect of the Incremental Revolving Commitments hereunder shall be used to for working capital and other general corporate purposes, including financing of permitted acquisitions and capital expenditures and any acquisitions, investments, restricted payments and other transactions not prohibited by the Loan Documents.

7 #95537553v12 SECTION 9. Reference to and Effect on the Credit Agreement and the other Loan Documents. (a) On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Amendment No. 2 Effective Date, this Amendment shall for all purposes constitute a Loan Document. (d) The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 2 Effective Date. SECTION 10. Acknowledgment; Liens Unimpaired. Each Loan Party hereby acknowledges that it has read this Amendment and consents to its terms, and further hereby affirms, confirms, represents, warrants and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects and (b) after giving effect to this Amendment, (i) the execution, delivery, performance or effectiveness of this Amendment shall not impair the validity, effectiveness or priority of the Liens granted pursuant to the Loan Documents and such Liens shall continue unimpaired with the same priority to secure repayment of all Obligations after giving effect to the amendments hereto (including the Extension) and the establishment of the Incremental Revolving Commitments) and (ii) the Guaranty, as and to the extent provided in the Loan Documents, shall continue in full force and effect in respect of the Obligations under the Credit Agreement and the other Loan Documents after giving effect to the amendments hereto (including the Extension) and the establishment of the Incremental Revolving Commitments. SECTION 11. GOVERNING LAW, JURISDICTION, SERVICE OF PROCESS. (A) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN). (B) EXCEPT AS SET FORTH IN THE FOLLOWING PARAGRAPH, ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE (PROVIDED THAT IF NONE OF SUCH COURTS CAN AND WILL EXERCISE SUCH JURISDICTION, SUCH EXCLUSIVITY SHALL NOT APPLY), AND BY EXECUTION AND

8 #95537553v12 DELIVERY OF THIS AMENDMENT, THE BORROWERS, THE GUARANTORS, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWERS, THE GUARANTORS, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION (I) FOR PURPOSES OF ENFORCING A JUDGMENT, (II) IN CONNECTION WITH EXERCISING REMEDIES AGAINST THE COLLATERAL IN A JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED, (III) IN CONNECTION WITH ANY PENDING BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING IN SUCH JURISDICTION OR (IV) TO THE EXTENT THE COURTS REFERRED TO IN THE PREVIOUS PARAGRAPH DO NOT HAVE JURISDICTION OVER SUCH LEGAL ACTION OR PROCEEDING OR THE PARTIES OR PROPERTY SUBJECT THERETO. SECTION 12. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. SECTION 13. Miscellaneous. (a) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including, without limitation, any amendments to this Amendment, or waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and

9 #95537553v12 National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. (b) Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (c) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment. [remainder of page intentionally left blank]

LOFTA, a California corporation, as a Guara By: Name: Efharat V. Patel Title: Chief Financial Officer BORROWERS (continued): APRIA, INC., a Delaware corporation, as a Borrower By: Name: Daniel J. Starck Title: Chief Executive Officer GUARANTORS (continued): APRIA HEALTHCARE GROUP LLC, a Delaware limited liability company APRIA HEALTHCARE LLC, a Delaware limited liability company APRIA HOLDCO LLC, a Delaware limited liability company CPAP SLEEP STORE LLC, a Delaware limited liability company DMEHUB LLC, a Delaware limited liability company HEALTHY LIVING HOME MEDICAL LLC, a Delaware limited liability company, each as a Guarantor By: Name: Daniel J. Starck Title: Chief Executive Officer [Signature Page to Amendment No. 2 to Credit Agreement]

[Signature Page to Amendment No. 2 to Credit Agreement] ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent By: Name: Gavin Shak Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Credit Agreement] BANK OF AMERICA, N.A., as an Existing Lender, Incremental Revolving Lender, L/C Issuer and Swing Line Lender By: Name: Darren Merten Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement] JPMorgan Chase Bank, N.A., as an Existing Lender and an Incremental Revolving Lender By: Name: Erik Barragan Title: Authorized Officer

[Signature Page to Amendment No. 2 to Credit Agreement] Citizens Bank, N.A., as an Existing Lender and an Incremental Revolving Lender By: Name: Karmyn Paul Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement] CAPITAL ONE, NATIONAL ASSOCIATION, as an Existing Lender and an Incremental Revolving Lender By: Name: Karen M. Dahlquist Title: Duly Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement] CITIBANK, N.A., as an Existing Lender and an Incremental Revolving Lender By: Name: Eugene Yermash Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement] Error! Unknown document property name. The Toronto-Dominion Bank, New York Branch, as an Incremental Revolving Lender By: Name: Maria Macchiaroli Title: Authorized Signatory

Schedule I As of the Amendment No. 2 Effective Date: Incremental Revolving Facility Initial Lenders Incremental Revolving Facility Commitments Percentage of Total Bank of America, N.A. $18,115,555.56 12.07703704 JPMorgan Chase Bank, N.A. $33,115,555.56 22.07703704 Citibank, N.A. $13,586,666.67 9.05777778 PNC Bank, National Association $13,586,666.67 9.05777778 Regions Bank $13,586,666.67 9.05777778 Citizens Bank, N.A. $28,586,666.67 19.05777778 Capital One, National Association $18,822,222.20 12.54814813 The Toronto-Dominion Bank, New York Branch $10,600,000.00 7.06666667 TOTAL $150,000,000 100%

Annex A Credit Agreement See Attached

Annex A Deal CUSIP: 69072EAG2 Facility CUSIP: 69072EAH0 CREDIT AGREEMENT Dated as of March 10, 2021 among OWENS & MINOR, INC., as the Parent Borrower, OWENS & MINOR DISTRIBUTION, INC., OWENS & MINOR MEDICAL, INC., BARISTA ACQUISITION I, LLC, BARISTA ACQUISITION II, LLC O&M HALYARD, INC., and BYRAM HEALTHCARE CENTERS, INC., and APRIA, INC. as U.S. Borrowers, CERTAIN OTHER BORROWERS AS MAY BECOME PARTIES HERETO FROM TIME TO TIME, OWENS & MINOR, INC., as the Parent THE OTHER LENDERS FROM TIME TO TIME PARTY HERETO, and BANK OF AMERICA, N.A., as Administrative Agent and as Collateral Agent ARRANGED BY: JPMORGAN CHASE BANK, N.A. BOFA SECURITIES, INC., CITIBANK N.A., JPMORGAN CHASECITIZENS BANK, N.A., PNC BANK, NATIONAL ASSOCIATION and REGIONS BANK, as Joint Lead Arrangers and Joint BookrunnersCAPITAL MARKETS LLC and #95488248v20

REGIONS CAPITAL MARKETS and CAPITAL ONE, N.A., and CITIZENS BANK, N.A., as Joint Lead Arrangers and Joint Bookrunners #95488248v20

TABLE OF CONTENTS PAGE ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1 Section 1.01. Defined Terms. 1 Section 1.02. Other Interpretive Provisions. 6172 Section 1.03. Accounting Terms. 6172 Section 1.04. Rounding. 6273 Section 1.05. References to Agreements, Laws, Etc. 6273 Section 1.06. Times of Day.. 6273 Section 1.07. Timing of Payment or Performance.. 6273 Section 1.08. Currency Equivalents Generally. 6273 Section 1.09. Certain Calculations and Tests. 6374 Section 1.10. Additional Alternative Currencies. 6475 Section 1.11. Letter of Credit Amounts. 6576 Section 1.12. Divisions. 6576 Section 1.13. Interest Rates. 6576 ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 6577 Section 2.01. The Loans. 6577 Section 2.02. Borrowings, Conversions and Continuations of Loans. 6677 Section 2.03. Letters of Credit. 6881 Section 2.04. Swing Line Loans. 7890 Section 2.05. Prepayments. 8194 Section 2.06. Termination or Reduction of Commitments. 8395 Section 2.07. Repayment of Loans. 8496 Section 2.08. Interest. 8496 Section 2.09. Fees. 8597 Section 2.11. Evidence of Indebtedness.. 8597 Section 2.12. Payments Generally. 8597 Section 2.13. Sharing of Payments. 8799 Section 2.14. Incremental Credit Extensions. 88100 Section 2.15. Extensions of Revolving Credit Commitments. 91103 Section 2.16. Defaulting Lenders. 92105 Section 2.17. [Reserved]. 94107 Section 2.18. Parent Borrower as Agent. 94107 Section 2.19. Additional Borrowers. 94107 ARTICLE III TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY 95108 Section 3.01. Taxes. 95108 Section 3.02. Inability to Determine Rates. 99111 Section 3.03. Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans. 102114 i #95488248v20

Section 3.04. Funding Losses. 104115 Section 3.05. Matters Applicable to All Requests for Compensation. 104116 Section 3.06. Replacement of Lenders under Certain Circumstances. 105117 Section 3.07. Illegality. 106118 Section 3.08. Survival. 107119 ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 107119 Section 4.01. Conditions to Closing Date. 107119 Section 4.02. Conditions to All Credit Extensions. 109120 ARTICLE V REPRESENTATIONS AND WARRANTIES 110121 Section 5.01. Existence, Qualification and Power; Compliance with Laws.. 110121 Section 5.02. Authorization; No Contravention. 110121 Section 5.03. Governmental Authorization; Other Consents. 110122 Section 5.04. Binding Effect. 111122 Section 5.05. Financial Statements; No Material Adverse Effect. 111122 Section 5.06. Litigation. 111122 Section 5.07. Ownership of Property; Liens. 111123 Section 5.08. Environmental Matters. 111123 Section 5.09. Taxes. 112123 Section 5.10. Compliance with ERISA. 112124 Section 5.11. Subsidiaries; Equity Interests. 113124 Section 5.12. Margin Regulations; Investment Company Act. 113124 Section 5.13. Disclosure 113125 Section 5.14. Intellectual Property; Licenses, Etc. 113125 Section 5.15. Solvency. 114125 Section 5.16. Collateral Documents. 114125 Section 5.17. Use of Proceeds. 114126 Section 5.18. Sanctions Laws and Regulations and Anti-Corruption Laws. 114126 ARTICLE VI AFFIRMATIVE COVENANTS 115126 Section 6.01. Financial Statements. 115127 Section 6.02. Certificates; Other Information. 116128 Section 6.03. Notices. 117129 Section 6.04. Maintenance of Existence. 118129 Section 6.05. Maintenance of Properties. 118130 Section 6.06. Maintenance of Insurance. 118130 Section 6.07. Compliance with Laws. 118130 Section 6.08. Books and Records. 118130 Section 6.09. Inspection Rights. 119130 Section 6.10. Covenant to Guarantee Obligations and Give Security. 119131 Section 6.11. Use of Proceeds. 121133 Section 6.12. Further Assurances and Post-Closing Covenants. 121133 Section 6.13. Designation of Subsidiaries. 122133 ii #95488248v20

Section 6.14. Payment of Taxes. 122134 Section 6.15. Nature of Business 123134 ARTICLE VII NEGATIVE COVENANTS 123134 Section 7.01. Indebtedness. 123134 Section 7.02. Liens. 126139 Section 7.03. Investments. 126139 Section 7.04. Fundamental Changes. 129142 Section 7.05. Dispositions. 131143 Section 7.06. Restricted Payments. 133145 Section 7.07. Transactions with Affiliates. 134147 Section 7.08. Prepayments, Etc., of Indebtedness. 135148 Section 7.09. [Reserved]. 136149 Section 7.10. Subsidiary Distributions. 136149 Section 7.11. Financial Covenants. 137150 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 138151 Section 8.01. Events of Default. 138151 Section 8.02. Remedies Upon Event of Default. 140153 Section 8.03. Exclusion of Immaterial Subsidiaries.. 140153 Section 8.04. Application of Funds. 141154 Section 8.05. Right to Cure. 141155 ARTICLE IX ADMINISTRATIVE AGENT AND OTHER AGENTS 143156 Section 9.01. Appointment and Authorization of Agents. 143156 Section 9.02. Delegation of Duties. 144157 Section 9.03. Liability of Agents 144157 Section 9.04. Reliance by Agents. 144158 Section 9.05. Notice of Default. 145158 Section 9.06. Credit Decision; Disclosure of Information by Agents.. 145159 Section 9.07. Indemnification of Agents. 146159 Section 9.08. Agents in their Individual Capacities. 146160 Section 9.09. Successor Agents. 147160 Section 9.10. Administrative Agent May File Proofs of Claim. 147161 Section 9.11. Collateral and Guaranty Matters. 149162 Section 9.12. Other Agents; Arrangers and Managers. 150164 Section 9.13. Appointment of Supplemental Administrative Agents. 150164 Section 9.14. Withholding Tax. 151165 Section 9.15. Cash Management Obligations; Secured Hedge Agreements; Bilateral Letters of Credit. 152165 Section 9.16. Presumptions by Administrative Agent. 152165 Section 9.17. Recovery of Erroneous Payments. 152166 iii #95488248v20

iv #95488248v20 Existing Letters of Credit 2.03(a)(ii) 1.01D — 1.01B Existing Apria Letters of Credit — 1.01A 5.06 Guarantors — — Litigation 5.11 1.01E — Unrestricted Subsidiaries Subsidiaries and Other Equity Investments — — 6.12 Material Real Properties — Post-Closing Covenants ARTICLE X MISCELLANEOUS 153166 Section 10.01. Amendments, Etc. 153166 Section 10.02. Notices and Other Communications; Facsimile Copies. 155169 Section 10.03. No Waiver; Cumulative Remedies. 158172 Section 10.04. Attorney Costs and Expenses. 158172 Section 10.05. Indemnification by the Borrowers.. 159172 Section 10.06. Payments Set Aside. 160174 Section 10.07. Successors and Assigns. 160174 Section 10.08. Confidentiality. 167180 Section 10.09. Setoff. 168181 Section 10.10. Counterparts. 169181 Section 10.11. Integration. 169181 Section 10.12. Survival of Representations and Warranties.. 169182 Section 10.13. Severability. 170182 Section 10.14. GOVERNING LAW, JURISDICTION, SERVICE OF PROCESS. 170182 Section 10.15. WAIVER OF RIGHT TO TRIAL BY JURY.. 170183 Section 10.16. Binding Effect. 171183 Section 10.17. Judgment Currency 171183 Section 10.18. Lender Action. 171184 Section 10.19. Know-Your-Customer, Etc.. 171184 Section 10.20. USA PATRIOT Act. 172184 Section 10.21. Acceptable Intercreditor Agreement. 172184 Section 10.22. Obligations Absolute. 172185 Section 10.23. No Advisory or Fiduciary Responsibility. 173185 Section 10.24. Electronic Execution of Assignments and Certain Other Documents.173186 Section 10.25. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. 173186 Section 10.26. Lender Representation. 174186 Section 10.27. Acknowledgement Regarding any Supported QFCs. 174187 SCHEDULES 7.01(b) 2.01 — 1.01C Surviving Indebtedness — Certain Security Interests and Guarantees 7.02 7.03(g) Commitments — — — Existing Liens Existing Investments 7.07 2.03(a)(i) — Excluded Subsidiaries Transactions with Affiliates —

v #95488248v20 E Committed Loan Notice (Alternative Currency Loans) — Assignment and Assumption 10.02 F B — A-1 Guaranty — G-1 Swing Line Loan Notice — — Second Lien Intercreditor Agreement — G-2 C — Committed Loan Notice (Dollar-Denominated Loans and L/C Credit Extensions) Pari Passu Intercreditor Agreement — H Revolving Credit Note — Security Agreement Administrative Agent’s Office; Certain Addresses for Notices I D — A-2 Secured Party Designation Notice — L Compliance Certificate — — United States Tax Compliance Certificate EXHIBITS Form of

CREDIT AGREEMENT THIS CREDIT AGREEMENT dated as of March 10, 2021 (this “Agreement”) is by and among OWENS & MINOR, INC., a Virginia corporation (the “Parent Borrower”), OWENS & MINOR DISTRIBUTION, INC., a Virginia corporation (“Distribution”), OWENS & MINOR MEDICAL, INC., a Virginia corporation (“Medical”), BARISTA ACQUISITION I, LLC, a Virginia limited liability company (“Barista I”), BARISTA ACQUISITION II, LLC, a Virginia limited liability company (“Barista II”), O&M HALYARD, INC., a Virginia corporation (“O&M Halyard”), BYRAM HEALTHCARE CENTERS, INC., a New Jersey Corporation (“Byram”, and together with the Parent Borrower, Distribution, Medical, Barista I, Barista II and O&M Halyard, the “U.S. Borrowers”), each other Borrower as may become party hereto from time to time pursuant to Section 2.19, OWENS & MINOR, INC., a Virginia corporation (the “Parent”), the Lenders (as defined herein) and BANK OF AMERICA, N.A., as administrative agent (or any of its designated branch offices or affiliates, in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”). RECITALS: The Borrowers have requested that the Lenders make available to them the Revolving Credit Commitments in an initial aggregate principal amount of $300,000,000 (the “Revolving Credit Facility”) for the purposes set forth herein, and the Lenders are willing to do so on the terms and conditions set forth herein. The Revolving Credit Facility may include one or more Swing Line Loans and one or more Letters of Credit from time to time. Therefore, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “2014 Indenture” means that certain Indenture, dated September 16, 2014, by and among the Parent Borrower, the guarantors party thereto and Regions Bank, (as successor to U.S. Bank National Association), as trustee, as amended, restated, supplemented or otherwise modified from time to time. “20242014 Indenture Notes” means the $245,980,000 aggregate principal amount outstanding, as of the date hereof, of 4.375%those certain Senior Notes due 2024 issued bypursuant to the Parent on September 16, 2014 Indenture. “2021 Indenture” means that certain Indenture, dated March 10, 2021, among the Parent Borrower, the guarantors named therein and Regions Bank, as trustee, as amended, restated, supplemented or otherwise modified from time to time. #95488248v20

“20292021 Indenture Notes” means the $500,000,000 aggregate principal amount of 4.500%those certain Senior Notes due 2029 issued bypursuant to the Parent on March 10, 2021 Indenture. “2022 Indenture” means that certain Indenture, dated as of March 29, 2022, among the Parent Borrower, the guarantors named therein and Regions Bank, as trustee, as amended, restated, supplemented or otherwise modified from time to time. “2022 Indenture Notes” means those certain Senior Notes issued pursuant to the 2022 Indenture. “Acceptable Intercreditor Agreement” means a customary intercreditor agreement that is either (A) substantially in the form of Exhibit G-1 or G-2, as applicable,(x) in the case of Indebtedness that is permitted hereunder to be secured by Liens on the Collateral that are pari passu with the Liens securing the Obligations, the Amendment No. 2 Effective Date Intercreditor Agreement or (y) in the case of Indebtedness that is permitted hereunder to be secured by Liens on the Collateral that are junior to the Liens securing the Obligations, Exhibit G or (B) with changes to Exhibit G-1 or G-2 or the Amendment No. 2 Effective Date Intercreditor Agreement, as applicable, as reasonably agreed between the Administrative Agent and the BorrowerBorrowers which have not been objected to by the applicable Required Lenders within five (5) Business Days of having been posted (which shall be deemed acceptable to the Administrative Agent and the applicable Required Lenders). “Acquired EBITDA” means, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary, as applicable, all as determined on a consolidated basis for such Acquired Entity or Business or Converted Restricted Subsidiary, as applicable. “Acquired Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA.” “Additional Lender” has the meaning specified in Section 2.14(d). “Additional Revolving Credit Commitment” has the meaning specified in Section 2.14(a). “Adjustment” has the meaning specified in Section 3.02(c). “Administrative Agent” means, subject to Section 9.13, Bank of America in its capacity as administrative agent under the Loan Documents, or any successor administrative agent appointed in accordance with Section 9.09. “Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Parent Borrower and the Lenders. 2 #95488248v20

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates. “Agents” means, collectively, the Administrative Agent, the Collateral Agent, and the Supplemental Administrative Agents (if any). “Aggregate Commitments” means the Commitments of all the Lenders. “Aggregate Revolving Commitment Amount” has the meaning specified in the definition of “Revolving Credit Commitment”. “Agreed Currency” means Dollars or any Alternative Currency, as applicable. “Agreement” has the meaning specified in the introductory paragraph hereof. “AHYDO Payment” means any payment with respect to any obligations of the Borrowers or any Restricted Subsidiary, including Subordinated Debt obligations, in each case to avoid the application of Code Section 163(e)(5) thereto. “Alternative Currency” means each of Euro, Sterling, Yen, Canadian Dollars, Australian Dollars and each other currency (other than Dollars) that is approved in accordance with Section 1.10. “Alternative Currency Daily Rate” means, for any day, with respect to any extension of credit under the Credit Agreement denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice. “Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in Sterling. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative 3 #95488248v20

Currency as reasonably determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable. “Alternative Currency Term Rate” means, for any Interest Period, with respect to any extension of credit under the Credit Agreement: (a) denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; (b) denominated in Japanese Yen, the rate per annum equal to the Tokyo Interbank Offer Rate (“TIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two Business Days preceding the first day of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, then such date shall be such other day as otherwise reasonably determined by the Administrative Agent) with a term equivalent to such Interest Period; (c) denominated in Australian Dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate (“BBSY”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two Business Days preceding the first day of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, then such date shall be such other day as otherwise reasonably determined by the Administrative Agent) with a term equivalent to such Interest Period; and (d) denominated in Canadian Dollars, the rate per annum equal to the Canadian Dollar Offered Rate (“CDOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “CDOR Rate”) on the day that is two Business Days preceding the first day of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, then such date shall be such other day as otherwise reasonably determined by the Administrative Agent) with a term equivalent to such Interest Period; 4 #95488248v20 provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency. “Amendment No. 2 Effective Date” has the meaning set forth in the Second Amendment. “Amendment No. 2 Effective Date Intercreditor Agreement” means that certain First Lien Pari Passu Intercreditor Agreement, dated as of the Amendment No. 2 Effective Date, among the Collateral Agent, JPMorgan Chase Bank, N.A., as collateral agent under the Term Loan Credit Agreement, and the representatives for purposes thereof for holders of one or more other classes of Indebtedness, and acknowledged and agreed by the Loan Parties, as amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement (so long as such replacement intercreditor agreement would qualify as an Acceptable Intercreditor Agreement for Indebtedness that is permitted hereunder to be secured by Liens on the Collateral that are pari passu with the Liens securing the Obligations). “Applicable Authority” means (a) with respect to SOFR, the SOFR Administrator or any Governmental Authority having jurisdiction over the Administrative Agent or the SOFR Administrator and (b) with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any governmental authority having jurisdiction over the Administrative Agent or such administrator. “Applicable Lending Office” means for any Lender, such Lender’s office, branch or affiliate designated for Eurocurrency RateTerm SOFR Loans, Base Rate Loans, Alternative Currency Loans, L/C Advances, Swing Line Loans or Letters of Credit, as applicable, as notified to the Administrative Agent, any of which offices may be changed by such Lender. “Applicable Percentage” means, at any time (a) with respect to any Lender with a Commitment of any Class, the percentage equal to a fraction the numerator of which is the amount of such Lender’s Commitment of such Class at such time and the denominator of which is the aggregate amount of all Commitments of such Class of all Lenders (provided that if the Commitments under the Revolving Credit Facility have terminated or expired, the Applicable Percentages of the Lenders under the Revolving Credit Facility shall be determined based upon the Revolving Credit Commitments thereunder most recently in effect) and (b) with respect to the Loans of any Class, a percentage equal to a fraction the numerator of which is such Lender’s Outstanding Amount of the Loans of such Class and the denominator of which is the aggregate Outstanding Amount of all Loans of such Class. “Applicable Rate” means with respect to Revolving Loans, Swingline Loans, the Standby Letter of Credit Fee and the Commitment Fee, the following rates per annum based on the Debt Ratings or the Total Leverage Ratio (expressed as a multiple, such that e.g., “1.25x” means a Total Leverage Ratio of 1.25:1.00), in each case, as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a), it being understood that the Applicable PercentageRate shall be determined by either the Debt Ratings or the Total Leverage Ratio, whichever shall result lower pricing to the Borrowers, it being understood that the Applicable Rate for (i) Base Rate Loans shall be 5 #95488248v20 the percentage set forth under the column "Base Rate Margin", (ii) Eurocurrency RateTerm SOFR Loans shall be the percentage set forth under the column "EurocurrencySOFR Margin", (iii) Daily LIBORSimple SOFR Swingline Loans shall be the percentage set forth under the column "EurocurrencySOFR Margin", (iv) Alternative Currency Loans shall be the percentage set forth under the column "Alternative Currency Loan Margin" and (ivv) the Standby Letter of Credit Fee shall be the percentage set forth under the column "EurocurrencySOFR Margin":

Level	Ratings	Total Leverage Ratio	Commitment Fee	SOFR Margin	EurocurrencyAlternative Currency Loan Margin	Base Rate Margin
I	Baa3 / BBB- or better	≤ 0.50x	0.175%	1.75%	1.75%	0.75%
II	Ba1 / BB+	> 0.50x but ≤ 1.25x	0.200%	2.00%	2.00%	1.00%
III	Ba2 / BB	> 1.25x but ≤ 2.00x	0.225%	2.25%	2.25%	1.25%
IV	Ba3 / BB-	> 2.00x but ≤ 2.75x	0.250%	2.50%	2.50%	1.50%
V	B1 / B+	> 2.75x but ≤ 3.75x	0.300%	2.75%	2.75%	1.75%
VI	B2 / B or worse	> 3.75x	0.400%	3.00%	3.00%	2.00%

Any increase or decrease in the Applicable Rate shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that if a Compliance Certificate is not delivered when due in accordance with Section 6.02(a) (after giving effect to any applicable grace period in Article VIII), then, upon the request of the Required Revolving Credit Lenders, Level VI shall apply, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the first Business Day following the date on which such Compliance Certificate is delivered. Notwithstanding the foregoing, the Applicable Rate in effect from the Closing Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 6.02(a) for the fiscal quarter ending after the Closing Date shall be determined based upon Level IV. At such times as the Applicable Rate is determined by the Debt Ratings, the Applicable Rate shall be determined in accordance with the above pricing grid based on the Parent'sParent Borrower's status as determined from the better of its then current Moody's Rating, S&P Rating or Fitch Rating as reflected in the Compliance Certificate delivered pursuant to Section 6.02(a). If at any time (A) the Parent Borrower has only two Debt Ratings and there is a split rating, the Applicable Rate shall be based upon the Level indicated by the higher of the two ratings unless there is a two or more level difference in the levels indicated by each of the two available ratings, in which case the Level that is one level below the higher rating shall apply, or (B) the Parent

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Borrower has three Debt Ratings and there is a split rating such that (1) all three ratings fall in different Levels, the Applicable Rate shall be based upon the Level indicated by the rating that is neither the highest nor the lowest of the three ratings or (2) two of the three ratings fall in one Level (the “Majority Level”) and the third rating falls in a different Level, the Applicable Rate shall be based upon the Level indicated by the Majority Level. Should the Parent Borrower not have any Debt Rating, the corporate credit or issuer rating of the Parent Borrower will be used in lieu thereof, or if no such rating is available, then the Total Leverage Ratio shall be used to determine the Applicable Rate. Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the Total Leverage Ratio set forth in any Compliance Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the Total Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Rate” for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Total Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrowers for the relevant period pursuant to Sections 2.09 and 2.10 as a result of the miscalculation of the Total Leverage Ratio shall be deemed to be (and shall be) due and payable to the applicable Lenders of record at the time of payment under the relevant provisions of Sections 2.09 or 2.10, as applicable, at the time the interest or fees for such period were required to be paid pursuant to said Section (and shall remain due and payable until paid in full, together with all amounts owing under Section 2.09 (other than Section 2.09(b)), in accordance with the terms of this Agreement); provided that, notwithstanding the foregoing, so long as an Event of Default described in Section 8.01(f) has not occurred with respect to any Borrower, such shortfall shall be due and payable five (5) Business Days following the determination described above. Notwithstanding the foregoing, the Applicable Rate in respect of any Class of Extended Revolving Credit Commitments or Revolving Credit Loans made pursuant to any Extended Revolving Credit Commitments shall be the applicable rates per annum set forth in the relevant Extension Offer. “Applicable Time” means, with respect to any payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the applicable L/C Issuer to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Applicant Foreign Borrower” has the meaning assigned to such term in Section 2.19. “Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class, (b) with respect to any Letters of Credit, (i) the relevant L/C Issuer and (ii) the Revolving Credit Lenders and (c) with respect to the Swing Line Loans, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders. “Approved Foreign Bank” has the meaning specified in the definition of “Cash Equivalents.” 7 #95488248v20

“Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender. “Assignees” has the meaning specified in Section 10.07(b). “Assignment and Assumption” means (a) an Assignment and Assumption substantially in the form of Exhibit E. “Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other external legal counsel. “Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP. “Audited Parent Borrower Financial Statements” means (i) the audited consolidated balance sheet of Parent Borrower as of December 31, 2020 and (ii) the related audited consolidated statements of income, cash flows and stockholders’ equity of Parent Borrower for the fiscal year ended December 31, 2020.; provided that for purposes of Section 5.05 on or following the Amendment No. 2 Effective Date, “Audited Parent Borrower Financial Statements” means (i) the audited consolidated balance sheet of Parent Borrower as of December 31, 2021 and (ii) the related audited consolidated statements of income, cash flows and stockholders’ equity of Parent Borrower for the fiscal year ended December 31, 2021. “Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(b)(iii). “Available Amount” means, at any time (the “Available Amount Reference Time”), an amount (which shall not be less than zero) equal to the sum of: (a) $50,000,000202,000,000; plus (b) 50% of Consolidated Net Income (which shall not be less than zero in any period) for the period from the first day of the fiscal quarter of the Parent Borrower during which the ClosingAmendment No. 2 Effective Date occurred to and including the last day of the most recently ended fiscal quarter of the Parent Borrower prior to the Available Amount Reference Time; plus (c) the amount of any capital contributions (including mergers or consolidations that have a similar effect) or Net Cash Proceeds from any Permitted Equity Issuance (or issuance of debt securities by the Parent Borrower or any of its Restricted Subsidiaries that have been converted into or exchanged for Qualified Equity Interests of the Parent Borrower or any direct or indirect parent thereof), in each case during the period from the Business Day immediately following the ClosingAmendment No. 2 Effective Date through and including the Available Amount Reference Time (other than any Cure Amount, any Excluded Contribution Amount, or any other capital contributions (including mergers or consolidations that have a similar effect) or equity or debt issuances to the extent utilized in connection with other transactions permitted pursuant to 8 #95488248v20

Section 7.01, 7.03, 7.06 or 7.08) received or made to the Parent Borrower (or any direct or indirect parent thereof and contributed by such parent to the Parent Borrower) during the period from and including the Business Day immediately following the ClosingAmendment No. 2 Effective Date through and including the Available Amount Reference Time; plus (d) the aggregate amount of Retained Declined Proceeds (as defined in the Term Loan Credit Agreement as in effect on the Amendment No. 2 Effective Date) during the period from the Business Day immediately following the Amendment No. 2 Effective Date through and including the Available Amount Reference Time; plus (e) (d) to the extent not (i) already included in the calculation of Consolidated Net Income of the Parent Borrower and the Restricted Subsidiaries or (ii) already reflected as a return of capital or deemed reduction in the amount of such Investment pursuant to clause (fg) below or any other provision of Section 7.03, the aggregate amount of all cash dividends and other cash distributions received by the Parent Borrower or any Restricted Subsidiary from any JV Entity or Unrestricted Subsidiaries during the period from the Business Day immediately following the ClosingAmendment No. 2 Effective Date through and including the Available Amount Reference Time; plus (f) (e) to the extent not (i) already included in the calculation of Consolidated Net Income of the Parent Borrower and the Restricted Subsidiaries or (ii) already reflected as a return of capital or deemed reduction in the amount of such Investment pursuant to clause (fg) below or any other provision of Section 7.03, the aggregate amount of all Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary in connection with the sale, transfer or other disposition of its ownership interest in any JV Entity or Unrestricted Subsidiary during the period from the Business Day immediately following the ClosingAmendment No. 2 Effective Date through and including the Available Amount Reference Time; minus (g) (f) the aggregate amount of (i) any Investments made pursuant to Section 7.03(n) (net of any return of capital in respect of such Investment or deemed reduction in the amount of such Investment, including, without limitation, upon the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary or the sale, transfer, lease or other disposition of any such Investment), (ii) any Restricted Payment made pursuant to Section 7.06(k) and (iii) any payments made pursuant to Section 7.08(a)(iii)(B), in each case, during the period commencing on the ClosingAmendment No. 2 Effective Date through and including the Available Amount Reference Time (and, for purposes of this clause (fg), without taking account of the intended usage of the Available Amount at such Available Amount Reference Time). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. 9 #95488248v20

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” has the meaning specified in the introductory paragraph to this Agreement. “Bankruptcy Code” means Title 11 of the United State Code, as amended, or any similar federal or state law for the relief of debtors. “Bankruptcy Event” means, with respect to any Person, such Person or its parent entity becomes (other than via an Undisclosed Administration) the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof; provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person or its parent entity. “Base Rate” means, for any day, a fluctuating rate per annum equal to the greatest of: (a) the Federal Funds Rate in effect on such date plus 1/2 of 1.00%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurocurrency RateTerm SOFR plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.02 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. Notwithstanding any provision to the contrary in this Agreement, the Base Rate shall at no time be less than 1.00%. “Base Rate Loan” means a Loan that bears interest at a rate based on the Base Rate. 10 #95488248v20

“Bilateral Letter of Credit” means any letter of credit, bank guarantee or surety instrument (other than any Letter of Credit) issued in the ordinary course of business. “Bilateral Letter of Credit Bank” means any Person in its capacity as an issuer of a Bilateral Letter of Credit that (a) at the time it issues such Bilateral Letter of Credit for the benefit of a CreditLoan Party or any Restricted Subsidiary, is a Lender, an Affiliate of a Lender, an Agent or an Affiliate of an Agent, (b) in the case of any Bilateral Letter of Credit for the benefit of a Loan Party or any Restricted Subsidiary in effect on or prior to the Closing Date, is, as of the Closing Date or within thirty (30) days thereafter, a Lender, an Affiliate of a Lender, an Agent or an Affiliate of an Agent or (c) within thirty (30) days after the time it issues a Bilateral Letter of Credit for the benefit of a Loan Party or any Restricted Subsidiary, becomes a Lender, an Affiliate of a Lender, an Agent or an Affiliate of an Agent; provided that for any of the foregoing to be included as a “Secured Bilateral Letter of Credit” on any date of determination by the Collateral Agent, the applicable Bilateral Letter of Credit Bank (other than an Agent or an Affiliate of an Agent) must have delivered a Secured Party Designation Notice to the Collateral Agent prior to such date of determination. “Bilateral Letter of Credit Obligations” means all obligations of any Loan Party or any Restricted Subsidiary owing to a Bilateral Letter of Credit Bank in respect of any Secured Bilateral Letter of Credit (including, but not limited to, any interest or other amount accruing after the occurrence of a Bankruptcy Event with respect to any Loan Party or any Restricted Subsidiary, regardless of whether such interest or other amount is an allowed claim under the Bankruptcy Code); provided that (a) such Bilateral Letters of Credit shall otherwise be permitted pursuant to this Agreement, and (b) the aggregate amount of all Bilateral Letter of Credit Obligations shall not exceed an amount equal to the greater of (i) $50,000,000, and (ii) 15% of Consolidated EBITDA (determined as of the end of the most recent fiscal quarter of the Parent Borrower for which financial statements have been delivered pursuant to Section 6.01(a) or (b)). “Borrower Materials” has the meaning specified in Section 6.02. “Borrowers” means (a) the U.S. Borrowers, and (b) the Foreign Borrowers. “Borrowing” means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of EurocurrencyTerm SOFR Loans and Alternative Currency Term Rate Loans, as to which a single Interest Period is in effect. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that when used in connection with a Eurocurrency Rate Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located; provided that: (a) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect 11 #95488248v20 of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day; (b) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in (i) Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom, (ii) Japanese Yen, means a day other than when banks are closed for general business in Japan, (iii) Australian Dollars, means a day other than when banks are closed for general business in Australia and (iv) Canadian Dollars, means a day other than when banks are closed for general business in Canada; and (c) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency. “Canadian Dollars” means the lawful currency of Canada. “Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person. “Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP; provided that all obligations of the Parent Borrower and its Restricted Subsidiaries that are or would be characterized as an operating lease as determined in accordance with GAAP as in effect on December 15, 2018 (whether or not such operating lease was in effect on December 15, 2018) shall continue to be accounted for as an operating lease (and not as a Capitalized Lease) for purposes of this Agreement regardless of any change in GAAP following such date that would otherwise require such obligation to be recharacterized as a Capitalized Lease.. “Capitalized Leases” means all leases that are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP; provided that all obligations of the Parent Borrower and its Restricted Subsidiaries that are or would be characterized as an operating lease as determined in accordance with GAAP as in effect on December 15, 2018 (whether or not such operating lease was in effect on December 15, 2018) shall continue to be accounted for as an operating lease (and not as a Capitalized Lease) for purposes of this Agreement 12 #95488248v20 regardless of any change in GAAP following such date that would otherwise require such obligation to be recharacterized as a Capitalized Lease. “Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a Person and its Restricted Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of a Person and its Restricted Subsidiaries. “Cash Collateral” has the meaning specified in Section 2.03(f). “Cash Collateralize” has the meaning specified in Section 2.03(f). “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Parent Borrower or any Restricted Subsidiary: (a) Dollars; (b) securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality of the foregoing the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition; (c) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000 in the case of U.S. banks and $100,000,000 (or the Dollar Equivalent as of the date of determination) in the case of non-U.S. banks; (d) repurchase obligations for underlying securities of the types described in clauses (b), (c) and (g) of this definition entered into with any financial institution meeting the qualifications specified in clause (c) above; (e) commercial paper rated at least “P-1” by Moody’s or at least “A-1” by S&P, and in each case maturing within 24 months after the date of creation thereof and Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P or “A-2” or higher from Moody’s, with maturities of 24 months or less from the date of acquisition; (f) marketable short-term money market and similar securities having a rating of at least “P-2” or “A-2” from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Parent Borrower) and in each case maturing within 24 months after the date of creation or acquisition thereof; (g) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority 13 #95488248v20 thereof having an Investment Grade Rating from Moody’s or S&P with maturities of 24 months or less from the date of acquisition; (h) readily marketable direct obligations issued by any foreign government or any political subdivision or public instrumentality thereof, in each case having an Investment Grade Rating from Moody’s or S&P with maturities of 24 months or less from the date of acquisition; (i) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated within the top three ratings category by S&P or Moody’s; (j) with respect to any Foreign Subsidiary: (i) obligations of the national government of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, in each case maturing within one year after the date of investment therein, (ii) certificates of deposit of, bankers acceptances of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, and whose short-term commercial paper rating from S&P is at least “A-1” or the equivalent thereof or from Moody’s is at least “P-1” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and in each case with maturities of not more than 270 days from the date of acquisition and (iii) the equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank; (k) Cash Equivalents of the types described in clauses (a) through (j) above denominated in Dollars, Euro, Brazilian Real, Sterling, Australian Dollars, Canadian Dollars, Chinese Yuan, Danish Kroner, Hong Kong Dollars, Hungarian Forint, Indian Rupee, Japanese Yen, New Zealand Dollars, Norwegian Krone, Singapore Dollars, South African Rand, Swedish Kroner, Swiss Francs, Turkish Lira, United Arab Emirates Dirham or any other currency (other than Dollars) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars or, solely to the extent held in the ordinary course of business and not for speculative purposes, any currency in which the Parent Borrower and/or its Restricted Subsidiaries regularly conducts business; and (l) investment funds investing at least 90% of their assets in Cash Equivalents of the types described in clauses (a) through (k) above. “Cash Management Bank” means any financial institution providing treasury, depository, credit or debit card, purchasing card, and/or cash management services or automated clearing house transactions to the Parent Borrower or any Restricted Subsidiary or conducting any automated clearing house transfers of funds; provided, that, if such financial institution is not an Agent, a Lender or an Affiliate of a Lender, such financial institution executes and delivers to the Administrative Agent and the Parent Borrower a 14 #95488248v20

letter agreement in form and substance reasonably acceptable to the Administrative Agent and the Parent Borrower pursuant to which such financial institution (a) appoints the Administrative Agent as its agent under the applicable Loan Documents and (b) agrees to be bound by the provisions of Sections 4.01, 4.02, 5.13, 5.15, 5.16 and 5.17 of the Security Agreement, in each case, as if it were a Lender. “Cash Management Obligations” means obligations owed by the Parent Borrower or any Restricted Subsidiary to any Cash Management Bank in respect of any overdraft and related liabilities arising from treasury, depository, credit or debit card, purchasing card, or cash management services or any automated clearing house transfers of funds.; provided that, in no event shall any such obligations constitute Cash Management Obligations hereunder to the extent that such obligations constitute “Cash Management Obligations” under and as defined in the Term Loan Credit Agreement. “Casualty Event” means any event that gives rise to the receipt by the Parent Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property. “CFC” means any Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Change of Control” means any of the following events: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of Voting Stock of the Parent Borrower (or other securities convertible into such Voting Stock) representing 35% or more of the combined voting power of all Voting Stock of the Parent Borrower, (b) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over Voting Stock of the Parent Borrower (or other securities convertible into such securities) representing 35% or more of the combined voting power of all Voting Stock of the Parent Borrower, or (c) the Parent Borrower shall fail to own (directly or indirectly) 100% of the Capital Stock of each Borrower. As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities and Exchange Act of 1934. 15 #95488248v20

“City Code” has the meaning specified in Section 1.09(a). “Class” when used with respect to Commitments, refers to whether such Commitments are Revolving Credit Commitments, Extended Revolving Credit Commitments, Incremental Revolving Commitments, Refinancing Revolving Commitments. “Closing Date” means the date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01. “Closing Date Transaction Expenses” means any fees or expenses incurred or paid by Parent Borrower, the Borrowers, or any Restricted Subsidiary in connection with the Closing Date Transactions and the transactions contemplated in connection therewith. “Closing Date Transactions” means, collectively, (a) the funding of the Initial Revolving Borrowing hereunder, (b) the execution and delivery of the Loan Documents and (c) the payment of Closing Date Transaction Expenses. “CME” means CME Group Benchmark Administration Limited. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral” means all the “Collateral” as defined in the Collateral Documents and all other property of whatever kind and nature pledged or charged as collateral under any Collateral Document, and shall include the Mortgaged Properties. “Collateral Agent” means Bank of America, in its capacity as collateral agent under any of the Loan Documents, or any successor collateral agent appointed in accordance with Section 9.09. “Collateral and Guarantee Requirement” means, at any time, the requirement that: (a) the Collateral Agent shall have received each Collateral Document required to be delivered on the Closing Date pursuant to Section 4.01(a)(iii), or thereafter pursuant to Section 6.10 or Section 6.12, duly executed by each Loan Party that is a party thereto; (b) all Obligations shall have been unconditionally guaranteed (the “Guarantees”), jointly and severally, by (i) Parent and (ii) each Restricted Subsidiary that is a Material Subsidiary (other than any Excluded Subsidiary) including as of the Closing Date those that are listed on Schedule 1.01D hereto (each, a “Guarantor”); (c) the Obligations and the Guarantees shall have been secured pursuant to the Security Agreements or other applicable Collateral Documents by a first-priority security interest in (i) all the Equity Interests of the Borrowers (other than the Parent Borrower) and (ii) all Equity Interests (other than Excluded Equity) held directly by the Borrowers or any Subsidiary Guarantor in any Wholly Owned Subsidiary, in each case subject to (x) those Liens permitted under clauses (oq), (bb) and (y) of the definition of “Permitted Liens”aa) (solely with respect to modifications, replacements, renewals or extensions of Liens 16 #95488248v20 permitted by clauses (oq) and (bbdd) of the definition of “Permitted Liens”) and (dd) of the definition of “Permitted Liens” and (y) any nonconsensual Lien that is permitted under the definition of “Permitted Liens” and the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests (if any), together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; (d) except to the extent otherwise provided hereunder or under any Collateral Document, the Obligations and the Guarantees shall have been secured by a perfected security interest (other than in the case of mortgages, to the extent such security interest may be perfected by delivering certificated securities and instruments, filing personal property financing statements or intellectual property security agreements, or making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office) in, and mortgages on, substantially all tangible and intangible assets of Parent Borrower, the other Borrowers, and each other Guarantor (including, without limitation, accounts receivable, inventory, equipment, investment property, United States IP rights, intercompany receivables, other general intangibles (including contract rights), owned (but not leased) real property and proceeds of the foregoing), in each case, with the priority required by the Collateral Documents and all certificates, agreements, documents and instruments, including Uniform Commercial Code financing statements, required by the Collateral Documents, requirements of Law and reasonably requested by the Collateral Agent to be filed, delivered, registered or recorded to create the Liens intended to be created by the Collateral Documents and perfect such Liens to the extent required by, and with the priority required by, the Collateral Documents and the other provisions of the term “Collateral and Guarantee Requirement,” shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording; provided that security interests in real property shall be limited to the Mortgaged Properties; (e) none of the Collateral shall be subject to any Liens other than Permitted Liens; (f) the Collateral Agent shall have received from the Borrowers (i) counterparts of a Mortgage with respect to each Material Real Property required to be delivered pursuant to Section 6.10, and/or Section 6.12, as applicable, duly executed, acknowledged and delivered by the record owner of such property and in a form suitable for recording in the applicable jurisdiction, (ii) a title insurance policy for such Mortgaged Property (or marked-up title insurance commitment having the effect of a title insurance policy) (the “Mortgage Policies”) in an amount reasonably acceptable to the Administrative Agent, insuring the Lien of each such Mortgage as a valid first priority Lien on the property described therein, free of any other Liens except Permitted Liens, together with such endorsements, coinsurance and reinsurance as the Collateral Agent may reasonably request and to the extent available in each applicable jurisdiction, (iii) a Survey with respect to each Mortgaged Property, provided, however, that a Survey shall not be required to the extent that (A) an existing survey together with an “affidavit of no change” satisfactory to the Title Company is delivered to the Collateral Agent and the Title Company and (B) the 17 #95488248v20

Title Company removes the standard survey exception and provides reasonable and customary survey-related endorsements and other coverages in the applicable Mortgage Policy, (iv) an opinion of local counsel to the Loan Parties in the state in which the Mortgaged Property is located, with respect to the enforceability and perfection of such Mortgage and any related fixture filings, in form and substance reasonably satisfactory to the Administrative Agent, (v) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Loan Party relating thereto), (vi) if applicable, a copy of, or a certificate as to coverage under, and a declaration page relating to, the flood insurance policies required by Section 6.06 hereof, each of which (A) shall be endorsed or otherwise amended to name the Collateral Agent as mortgagee and loss payee, (B) shall (1) identify the addresses of each property located in a special flood hazard area, (2) indicate the applicable flood zone designation, the flood insurance coverage and the deductible relating thereto and (3) be otherwise in form and substance reasonably satisfactory to the Collateral Agent, and (vii) such existing abstracts, existing appraisals and other existing documents as the Collateral Agent may reasonably request with respect to any such Mortgaged Property; and (g) in the event any Guarantor is added that is organized in a jurisdiction other than the U.S., such Loan Party shall grant a perfected lien on substantially all of its assets (other than Excluded Property) pursuant to arrangements reasonably agreed between the Administrative Agent and the Parent Borrower subject to customary limitations in such jurisdiction to be reasonably agreed to between the Administrative Agent and the Parent Borrower. The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of the Mortgage Policies or Surveys with respect to, particular assets if and for so long as the Administrative Agent and the Parent Borrower agree in writing that the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance or surveys in respect of such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom. The Administrative Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance and surveys with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Parent Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents. Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary: (A) Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in the 18 #95488248v20

Collateral Documents and, to the extent appropriate in the applicable jurisdiction, as agreed between the Administrative Agent and the Parent Borrower; (B) the Collateral and Guarantee Requirement shall not apply to any Excluded Property; (C) no deposit account control agreement, securities account control agreement or other control agreements or control arrangements shall be required with respect to any deposit account, securities account or other asset specifically requiring perfection through control agreements; (D) other than as provided in clause (g) above, no actions in any jurisdiction other than the U.S. or that are necessary to comply with the Laws of any jurisdiction other than the U.S. shall be required in order to create any security interests in assets located, titled, registered or filed outside of the U.S. or to perfect such security interests (it being understood that other than as provided in clause (g) above, there shall be no security agreements, pledge agreements, or share charge (or mortgage) agreements governed under the Laws of any jurisdiction other than the U.S.); (E) general statutory limitations, financial assistance, corporate benefit, capital maintenance rules, fraudulent preference, “thin capitalization” rules, retention of title claims and similar principle may limit the ability of a Foreign Subsidiary to provide a Guarantee or Collateral or may require that the Guarantee or Collateral be limited by an amount or otherwise, in each case as reasonably determined by the BorrowersParent Borrower in consultation with the Administrative Agent; and (F) no stock certificates of Immaterial Subsidiaries shall be required to be delivered to the Collateral Agent. “Collateral Documents” means, collectively, the Security Agreement, the Mortgages, each of the mortgages, collateral assignments, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Collateral Agent and the Lenders pursuant to Section 4.01(a)(iii), Section 6.10 or Section 6.12, the Guaranty and each of the other agreements, instruments or documents that creates or purports to create a Lien or Guarantee in favor of the Collateral Agent for the benefit of the Secured Parties. “Commitment” means a Revolving Credit Commitment, an Extended Revolving Credit Commitment, an Incremental Revolving Commitment, a Refinancing Revolving Commitment or any combination thereof, as the context may require. “Commitment Fee” has the meaning provided in Section 2.09(a). “Committed Loan Notice” means a notice of (a) a Revolving Credit Borrowing, (b) a conversion of Loans from one Type to the other or (c) a continuation of EurocurrencyTerm SOFR Loans or Alternative Currency Term Rate Loans pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A-1 or Exhibit A-2, as applicable (including any form on an electronic platform or electronic transmission system as shall be 19 #95488248v20 approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Parent Borrower. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compensation Period” has the meaning specified in Section 2.12(c)(ii). “Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, SONIA, EURIBOR, TIBOR, BBSY, CDOR or any proposed Successor Rate for any currency or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR”, “SONIA”, “EURIBOR”, “TIBOR”, “BBSY”, “CDOR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability of breakage provisions and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense and capitalized fees, including, but not limited to, the amortization ofor write-off of (i) intangible assets and non-cash organization costs, (ii) deferred financing and debt issuance fees or, costs, and expenses, (iii) capitalized expenditures (including Capitalized Software Expenditures), customer acquisition costs and incentive payments, media development costs, conversion costs and contract acquisition costs, the amortization of original issue discount resulting from the issuance of Indebtedness at less than par and amortization of favorable or unfavorable lease assets or liabilities and (iv) capitalized fees related to any Qualified Securitization Transactions, of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP and any write down of assets or asset value carried on the balance sheet. “Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period: (a) (1) increased (without duplication) by the following: 20 #95488248v20

(i) provision for Taxes based on income or profits or capital, including, without limitation, state, franchise, excise and similar taxes and foreign withholding taxes of such Person paid or accrued during such period, including any penalties and interest relating to any tax examinations, deducted (and not added back) in computing Consolidated Net Income; plus (ii) Consolidated Interest Expense (a) Fixed Charges of such Person for such period (including (w) non-cash rent expense, (x) net payments and losses or any obligations underon any Swap ContractsHedging Obligations or other derivative instruments entered into for the purpose of hedging interest rate, currency or commodities risk, (y) bank, letter of credit and other financing fees and (z) costs of surety bonds in connection with financing activities, plus amounts excluded from the definition of “Consolidated Interest Expense” and any non-cash interest expense), to the extent the same were deducted (and not added back) in calculating suchcomputing Consolidated Net Income); plus (b) (x) provision for Taxes based on income, profits, revenue or capital, including federal, foreign, state, provincial, territorial, local, unitary, excise, property, franchise, value added and similar Taxes (such as, but not limited to, Delaware franchise tax, Pennsylvania capital tax, Texas margin tax and provincial capital taxes paid in Canada) and withholding Taxes (including any future Taxes or other levies which replace or are intended to be in lieu of such Taxes and any penalties, additions to Tax and interest related to such Taxes or arising from Tax examinations) and similar Taxes of such Person paid or accrued during such period (including in respect of repatriated funds), (y) any distributions made to an Ultimate Parent Entity with respect to the foregoing and (z) the net tax expense associated with any adjustments made pursuant to the definition of “Consolidated Net Income” in each case, to the extent deducted (and not added back) in computing Consolidated Net Income; plus (iii) (c) Consolidated Depreciation and Amortization Expense of such Person for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income; plus (iv) (d) any fees, costs, expenses or charges (other than depreciation or amortization expenseConsolidated Depreciation and Amortization Expense) related to any equity offeringactual, proposed or contemplated Equity Offering (including any expense relating to enhanced accounting functions), Investment, Restricted Payment, acquisition, disposition or, recapitalization permitted hereunder or the incurrence of Indebtedness permitted to be incurred hereunderby this Agreement (including a refinancing thereof) (whether or not successful and including any such transaction consummated prior to the Amendment No. 2 Effective Date)), including (Ai) such fees, expenses or charges related to this Agreement, the 2029 Notes any Qualified Securitization Transaction and any other credit facilities or(including rating agency fees, consulting fees and other related expenses and/or letter of credit or similar fees) related to the offering or incurrence of any other debt securities (including fees, 21 #95488248v20 expenses or charges of any consultants and advisors, or ongoing administration of this Agreement, the Senior Notes, the Term Loan Credit Agreement, any other credit facilities, any fees incurred in connection with thea Qualified Securitization Transaction) and the Transactions, including Transaction Expenses, and (Bii) any amendment, waiver or other modification of this Agreement and, the Senior Notes, the Term Loan Credit Agreement, any agreement entered into with respect to a Qualified Securitization Transaction, any other credit facilities or any other debt securities, any fees incurred in connection with a Qualified Securitization Transaction, any other Indebtedness or any Equity Offering, in each case, whether or not consummated, to the extent deducted (and not added back) in computing Consolidated Net Income; plus (v) (e) (i) the amount of any restructuring charge, accrual, reserve (and adjustments to existing reserves) or expense, integration cost, inventory optimization programs or other business optimization expense or cost (including charges directly related to the implementation of cost-savings initiatives and tax restructurings) that is deducted (and not added back) in such period in computing Consolidated Net Income, including, but not limited to, any costs incurred in connection with acquisitions or divestitures after the Amendment No. 2 Effective Date, any severance, retention, signing bonuses, relocation, recruiting and other employee related costs, costs in respect of strategic initiatives and curtailments or modifications to pension and post-retirement employment benefit plans (including any settlement of pension liabilities), costs related to entry into new markets (including unused warehouse space costs) and new product introductions (including labor costs and scrap costs), systems development and establishment costs, operational and reporting systems, technology initiatives, contract termination costs, future lease commitments and costs related to the opening and closure and/or consolidation of facilities (including severance, rent termination, moving and legal costs) and to exiting lines of business and consulting fees incurred with any of the foregoing and (ii) fees, costs and expenses associated with acquisition related litigation and settlement thereof; plus (vi) (f) any other non-cash charges, write-downs, expenses, losses or items reducing Consolidated Net Income for such period including, but not limited to, any (i) non-cash losses on the sale of assets and any write-offs or write-downs, deferred revenue or impairment charges or the impact of, (ii) impairment charges, amortization (or write offs) of financing costs (including debt discount, debt issuance costs and commissions and other fees associated with Indebtedness, including the Senior Notes, this Agreement and the Term Loan Credit Agreement) of such Person and its Subsidiaries and/or (iii) the impact of acquisition method accounting adjustment and any non-cash write-up, write-down or write-off with respect to re-valuing assets and liabilities in connection with the Transactions or any Investment, deferred revenue or any effects of adjustments resulting from the application of purchase accounting, purchase price accounting (including any step-up in inventory and loss of 22 #95488248v20 profit on the acquired inventory) (provided that if any such non-cash charges representcharge, write-down, expense, loss or item represents an accrual or reserve for potential cash items in any future period, (A) the Parent Borrower may elect not to add back such non-cash charge, expense or loss in the current period and (B) to the extent the Parent Borrower elects to add back such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extentwhen paid), or other items classified by the Parent Borrower as special items less other non-cash items of income increasing Consolidated Net Income (excluding any amortization of a prepaid cash item that was paid in a prior period or such non-cash item of income to the extent it represents a receipt of cash in any future period); plus (vii) the amount of loss on sale of receivables and related assets in connection with a Qualified Securitization Transaction; plus (viii) (g) the amount of pro forma “run-raterun rate” cost savings, operating expense reductions and synergies projected by the Parent in good faith to result from actions taken prior to or during, or expected to be taken following such period (including, but not limited to, such cost savings, expenses, reductions and synergies in connection with Permitted Acquisitions and other Investments, the run rate impact of entering into new contracts and other business optimization actions (including providing new offerings or services or entry into new markets) and the Specified Transactions) (which cost savings or synergies shall be subject only to certification by a Responsible Officer of the Parent (it being understood and agreed that the delivery of a Compliance Certificate in accordance with Section 6.02(a) shall satisfy the requirement to provide such certification) and shall be (including cost savings with respect to salary, benefit and other direct savings resulting from workforce reductions and facility, benefit and insurance savings and any savings expected to result from the reduction of a public target’s Public Company Costs), operating expense reductions, other operating improvements (including the entry into material contracts or arrangements), and initiatives and synergies (including, to the extent applicable, from (i) the Transactions, (ii) the effect of new customer contracts or projects and/or (iii) increased pricing or volume in existing contracts) (it is understood and agreed that “run rate” means the full recurring benefit for a period that is associated with any action taken, committed to be taken or expected to be taken, net of the amount of actual benefits realized during such period from such actions) projected by the Parent Borrower in good faith to be reasonably anticipated to be realizable or a plan for realization shall have been established within 24 months of the date thereof (including from any actions taken in whole or in part prior to such date), which will be added to Consolidated EBITDA as so projected until fully realized and calculated on a pro forma basis as though such cost savings or(including cost savings with respect to salary, benefit and other direct savings resulting from workforce reductions and facility, benefit and insurance savings and any savings expected to result 23 #95488248v20 from the reduction of a public target’s Public Company Costs), operating expense reductions, other operating improvements and initiatives and synergies had been realized on the first day of such period), net of the amount of actual benefits realized prior to or during such period from such actions; provided that (A) a Responsible Officer of the Parent shall have certified to the Administrative Agent that (x) such cost savings or synergies are reasonably identifiable, reasonably attributable to the actions specified and reasonably anticipated to result from such actions, (y) such actions have been taken or are anticipated to be taken within twenty-four (24) months of the event giving rise theretosuch costs savings are reasonably identifiable and factually supportable (in the good faith determination of the Parent Borrower) and (B) the aggregate increase to Consolidated EBITDA for any period pursuant to this clause (viii) and clause (ii) of the definition of “Pro Forma Adjustment”g) shall not exceed 30.0% of Consolidated EBITDA for such period (calculated prior toafter giving effect to any increase pursuant to this clause (viii) andg)); provided, further, that the foregoing clause (B) shall only apply to clause (ii) of the definition of “Pro Forma Adjustment”and (iii) in this clause (g); plus (ix) any costs or expense incurred by the Parent or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of the Parent or Net Cash Proceeds of an issuance of Equity Interests (other than Disqualified Equity Interests or any Cure Amount) of the Parent; plus (h) any costs or expenses incurred by the Parent Borrower or a Restricted Subsidiary or a Ultimate Parent Entity pursuant to any management equity plan, stock option plan, phantom equity plan, profits interests or any other management, employee benefit or other compensatory plan or agreement (and any successor plans or arrangements thereto), employment, termination or severance agreement, or any stock subscription or equityholder agreement, and any costs or expenses in connection with the roll-over, acceleration or payout of Capital Stock held by management, to the extent that such costs or expenses are non-cash or otherwise funded with cash proceeds contributed to the capital of the Parent Borrower or Net Cash Proceeds of an issuance of Capital Stock (other than Disqualified Equity Interests) of the Parent Borrower, in each case, to the extent deducted (and not added back) in computing Consolidated Net Income; plus (x) (i) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraphclause (b2) below for any previous period and not added back; plus 24 #95488248v20

(xi) [reserved]; plus (xii) (j) any net loss included in the Consolidated Net Income attributable to non-controlling or minority interests pursuant to the application of Accounting Standards Codification Topic 810-10-45 (or any successor provision or other financial accounting standard having a similar result or effect); plus (xiii) realized foreign exchange losses resulting from the impact of foreign currency changes on the valuation of assets or liabilities on the balance sheet of the Parent and its Restricted Subsidiaries; plus (xiv) [reserved]; plus (k) the amount of any non-controlling or minority interest expense consisting of Subsidiary income attributable to non-controlling or minority equity interests of third parties in any non-wholly owned Subsidiary; plus (l) (i) unrealized or realized foreign exchange losses resulting from the impact of foreign currency changes and (ii) gains and losses due to fluctuations in currency values and related Tax effects determined in accordance with GAAP, in each case, to the extent deducted (and not added back) in computing Consolidated Net Income; plus (m) with respect to any joint venture, an amount equal to the proportion of those items described in clauses (a), (b) and (c) above relating to such joint venture corresponding to the Parent Borrower’s and its Restricted Subsidiaries’ proportionate share of such joint venture’s Consolidated Net Income (determined as if such joint venture were a Restricted Subsidiary) to the extent deducted (and not added back) in computing Consolidated Net Income; plus (n) the amount of any costs, charges or expenses relating to payments made to stock appreciation or similar rights, stock option, restricted stock, phantom equity, profits interests or other interests or rights holders of the Parent Borrower or any of its Subsidiaries or any Ultimate Parent Entity in connection with, or as a result of, any distribution being made to equityholders of such Person or any of its Subsidiaries or any Ultimate Parent Entity, which payments are being made to compensate such holders as though they were equityholders at the time of, and entitled to share in, such distribution, in each case, to the extent deducted (and not added back) in computing Consolidated Net Income; plus (o) any due diligence quality of earnings report from time to time prepared with respect to the target of an acquisition or Investment by a nationally recognized accounting firm; plus (p) losses, charges and expenses related to the pre-opening and opening of new locations, and start-up period prior to opening, that are operated, or to be operated, by the Parent Borrower or any Restricted Subsidiary; provided that the aggregate increase to Consolidated EBITDA for any 25 #95488248v20 period pursuant to this clause (p) and clause (r) below shall not exceed 10.0% of Consolidated EBITDA for such period (calculated after giving effect to any increase pursuant to this clause (p) and clause (r) below); plus (q) rent expense as determined in accordance with GAAP not actually paid in cash during such period (net of rent expense paid in case during such period over and above rent expense as determined in accordance with GAAP); plus (r) losses, charges and expenses related to a new location, plant or facility until the date that is 24 months after the date of commencement of construction or the date of acquisition thereof, as the case may be; provided that the aggregate increase to Consolidated EBITDA for any period pursuant to this clause (r) and clause (p) above shall not exceed 10.0% of Consolidated EBITDA for such period (calculated after giving effect to any increase pursuant to this clause (r) and clause (p) above); plus (s) any non-cash increase in expense resulting from the revaluation of inventory (including any impact of changes to inventory valuation policy methods including changes in capitalization of variances) or other inventory adjustments; plus (t) the net increase (which, for the avoidance of doubt, shall not be negative), if any, of the difference between: (i) the deferred revenue of such Person and its Restricted Subsidiaries, as of the last day of such period (the “Determination Date”) and (ii) the deferred revenue of such Person and its Restricted Subsidiaries as of the date that is 12 months prior to the Determination Date; plus (u) any fees, costs and expenses incurred in connection with the adoption or implementation of Accounting Standards Codification Topic 606—Revenue from Contracts with Customers (or any successor provision or other financial accounting standard having a similar result or effect), and any non-cash losses or charges resulting from the application of Accounting Standards Codification Topic 606—Revenue from Contracts with Customers (or any successor provision or other financial accounting standard having a similar result or effect); plus (xv) (v) any fees, costs, reserves, expenses or charges related to or recorded in cost of sales to recognize cost on a last-in-first-out basis; plusand (xvi) [reserved]; plus (xvii) charges, expenses and costs associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and charges, expenses and costs in anticipation of, or preparation for, compliance with the provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, as applicable to companies with equity or debt 26 #95488248v20 securities held by the public, the rules of national securities exchange for companies with listed equity or debt securities, including directors’ or managers’ compensation, fees and expense reimbursement, costs, expenses and charges relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, and listing fees (collectively, “Public Company Costs”); (xviii) net realized losses from Swap Contracts or embedded derivatives that require similar accounting treatment and the application of Accounting Standard Codification Topic 815 and related pronouncements; plus (xix) [reserved]; plus (b) decreased (without duplication) by the following: (i) (2) decreased (without duplication) by extraordinary or other non-recurring, income tax credits or non-cash gainsincome increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or cash reserve for a potential cash item that reduced Consolidated EBITDA in any prior period and any non-cash gains with respect to cash actually received in a prior period so long as such cash did not increase Consolidated EBITDA in such prior period; plus. (ii) income tax credits; plus (iii) [reserved]; plus (iv) realized foreign exchange income or gains resulting from the impact of foreign currency changes on the valuation of assets or liabilities on the balance sheet of the Parent and its Restricted Subsidiaries; plus (v) any net realized income or gains from any obligations under any Swap Contracts or embedded derivatives that require similar accounting treatment and the application of Accounting Standard Codification Topic 815 and related pronouncements; plus (vi) any amount included in Consolidated Net Income of such Person for such period attributable to non-controlling interests pursuant to the application of Accounting Standards Codification Topic 810-10-45; and (c) increased or decreased (to the extent not already included in determining Consolidated EBITDA) by any Pro Forma Adjustment. There shall be included in determining Consolidated EBITDA for any period, without duplication, (A) the Acquired EBITDA of any Person, property, business or asset acquired by the Parent Borrower or any Restricted Subsidiary during such period (but not the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired), to the extent not subsequently sold, transferred or otherwise disposed of by the Parent Borrower or such Restricted Subsidiary during such period (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”), and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into 27 #95488248v20 a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition) and (B) an adjustment in respect of each Acquired Entity or Business equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) as specified in a certificate executed by a Responsible Officer and delivered to the Lenders and the Administrative Agent. For purposes of determining the Consolidated EBITDA for any period, there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than an Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Parent Borrower or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”) and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each, a “Converted Unrestricted Subsidiary”), based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition) (it being understood that any Person, property, business or asset classified as discontinued operations by the Parent Borrower or any Restricted Subsidiary during such period as a result of the entry into a binding agreement to sell such Person, property, business or asset shall not constitute a “Sold Entity or Business” until such sale is actually consummated). “Consolidated Group” means the Parent Borrower and its Subsidiaries. “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date of determination, to (b) Consolidated Interest Expense consisting solely of all interest expense payments made in cash, including the the cash interest component under Capitalized Leases (excluding any operating leases) and the cash interest component under Securitization Transactions for the period of four consecutive fiscal quarters most recently ended on or prior to such date of determination. “Consolidated Interest Expense” means, for any period, all interest expense, including the amortization of debt discount and premium, the interest component under Capitalized Leases and the implied interest component under Securitization Transactions (including, without limitation, the discount in connection with the sale of Receivables and Receivables Related Assets in connection with a Qualified Securitization Transaction), in each case for the members of the Consolidated Group on a consolidated basis determined in accordance with GAAP. “Consolidated Net Income” means, with respect to any Person for any period, the net income (loss) of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis on the basis of GAAPin accordance with GAAP and before any reduction in respect of Preferred Stock dividends; provided, however, that there will not be included in such Consolidated Net Income: (a) (1) any net income (loss) of any Subsidiary if such Person is not a Restricted Subsidiary (including any net income (loss) from investments recorded in such Person under the equity method of accounting), except that the Parent’sParent Borrower’s equity in the net income 28 #95488248v20 of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed (or, so long as such Person is not (x) a JV Entity with outstanding third party indebtedness for borrowed money or (y) an Unrestricted Subsidiary, that (as reasonably to the extent converted into cash or Cash Equivalents) or that (as determined by a Responsible Officer of the Parent Borrower in its reasonable discretion) could have been distributed by such Person during such period to the Parent Borrower or a Restricted Subsidiary) as a dividend or other distribution or return on investment, subject, in the case of a dividend or other distribution or return on investment to a Restricted Subsidiary, to the limitations contained in clause (b) below; (b) (2) solely for the purpose of determining the Available Amount hereof, any net income (loss) of any Restricted Subsidiary (other than any Guarantorthe Guarantors) if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to a Borrowerthe Borrowers or a Guarantor by operation of the terms of such Restricted Subsidiary’s articles, charter or any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable to such Restricted Subsidiary or its shareholdersstockholders (other than (a) restrictions that have been waived or otherwise released (or such Person reasonably believes such restriction could be waived or released and is using commercially reasonable efforts to pursue such waiver or release), and (b) restrictions pursuant to this Agreement, the Term Loan DocumentsCredit Agreement, the Senior Notes, the Indentures or other similar indebtedness containing substantially similar restrictions), except that the Parent’sParent Borrower’s equity in the net income of any such Restricted Subsidiary for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed (or to the extent converted, or having the ability to be converted, into cash or Cash Equivalents) or that could have been distributed by such Restricted Subsidiary during such period to the Parent Borrower or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend to another Restricted Subsidiary, to the limitation contained above in this clause); (c) any net gain (or loss) from disposed, abandoned or discontinued operations and any net gain (or loss) on disposal of disposed, discontinued or abandoned operations; (d) (3) any net gain (or loss) realized upon the sale or other disposition of any asset or disposed operations(a) in respect of facilities no longer used or useful in the conduct of the business of the Parent or anyBorrower or its Restricted SubsidiarySubsidiaries, abandoned, transferred, closed, disposed or discontinued operations, (b) on disposal, abandonment or discontinuance of disposed, abandoned, transferred, closed or discontinued operations, and (c) attributable to asset dispositions, abandonments, sales or other dispositions of any asset (including pursuant to any sale/leaseback transaction) which is not sold or otherwise disposed ofSale Leaseback) or the designation of an Unrestricted Subsidiary other than in the ordinary course of business (as determined in good faith by a Responsible Officer or the board of directors of the Parent); (4) (a) any extraordinary, exceptional, unusual or nonrecurring loss, charge or expense, Transaction Expenses, Public Company Costs, restructuring and duplicative running costs, restructuring charges or reserves (whether or not classified as restructuring expense on the consolidated financial statements), relocation costs, start-up or initial costs for any project or new production line, division or new line of business, integration and facilities’ or bases’ opening 29 #95488248v20 costs, facility consolidation and closing costs, severance costs and expenses, one-time charges (including compensation charges), payments made pursuant to the terms of change in control agreements that the Parent Borrower, a Subsidiary or an Ultimate Parent Entity had entered into with employees of the Parent Borrower, a Subsidiary or an Ultimate Parent Entity, costs relating to pre-opening, opening and conversion costs for facilities, losses, costs or cost inefficiencies related to project terminations, facility or property disruptions or shutdowns (including due to work stoppages, natural disasters and epidemics), signing, retention and completion bonuses (including management bonus pools), recruiting costs, costs incurred in connection with any strategic or cost savings initiatives, transition costs, contract terminations, litigation and arbitration fees, costs and charges, expenses in connection with one-time rate changes, costs incurred with acquisitions, investments and dispositions (including travel and out-of-pocket costs, human resources costs (including relocation bonuses), litigation and arbitration costs, charges, fees and expenses (including settlements), management transition costs, advertising costs) and non-recurring product and intellectual property development, other business optimization expenses or reserves (including costs and expenses relating to business optimization programs and new systems design and costs or reserves associated with improvements to IT and accounting functions), retention charges (including charges or expenses in respect of incentive plans), system establishment costs and implementation costs and operating expenses attributable to the implementation of strategic or cost-savings initiatives, and curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities and charges resulting from changes in estimates, valuations and judgments) and professional, legal, accounting, consulting and other service fees incurred with any of the foregoing and (b) any charge, expense, cost, accrual or reserve of any kind associated with acquisition related litigation and settlements thereof; (5) (a) at the election of the Parent Borrower with respect to any quarterly period, the cumulative effect (including charges, accruals, expenses and reserves) of a change in law, regulation or accounting principles and changes as a result of the adoption, implementation or modification of accounting policies, including the adoption or implementation of last-in-first-out basis accounting standards, (b) subject to the last paragraph of the definition of “GAAP,” the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period (including any impact resulting from an election by the Parent Borrower to apply IFRS or other accounting changes), and (c) any costs, charges, losses, fees or expenses in connection with the implementation or tracking of such changes or modifications specified in the foregoing clauses (a) and (b), in each case as reasonably determined by the Parent Borrower; (6) (a) any equity-based or non-cash compensation or similar charge, cost or expense or reduction of revenue, including any such charge, cost, expense or reduction arising from any grant of stock, stock appreciation or similar rights, stock options, restricted stock, phantom equity, profits interests or other interests, or other rights or equity- or equity-based incentive programs (“equity incentives”), any income (loss) associated with the equity incentives or other long-term incentive compensation plans (including under deferred compensation arrangements of the Parent Borrower, any Ultimate Parent Entity or Subsidiary and any positive investment income with respect to funded deferred compensation account balances), roll-over, acceleration or payout of Capital Stock by employees, directors, officers, managers, contractors, consultants, advisors or business partners (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Parent Borrower, any Ultimate Parent Entity or Subsidiary, and any cash awards granted to employees of the Parent Borrower and its Subsidiaries in replacement for forfeited awards, (b) any non-cash losses attributable to deferred compensation plans or trusts or realized in such period in connection with adjustments to any employee benefit plan due to 30 #95488248v20 changes in estimates, actuarial assumptions, valuations, studies or judgments, (c) non-cash compensation expense resulting from the application of Accounting Standards Codification Topic 718, Compensation—Stock Compensation or Accounting Standards Codification Topics 505-50 Equity-Based Payments to Non-Employees (or any successor provision or other financial accounting standard having a similar result or effect) and (d) any net pension or post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, amortization of such amounts arising in prior periods, amortization of the unrecognized obligation (and loss or cost) existing at the date of initial application of Statement of Financial Accounting Standards No. 87, 106 and 112 (or any successor provision or other financial accounting standard having a similar result or effect), and any other item of a similar nature; (7) any income (loss) from the extinguishment, conversion or cancellation of Indebtedness, Hedging Obligations or other derivative instruments (including deferred financing costs written off, premiums paid or other expenses incurred); (e) any extraordinary, exceptional, unusual or nonrecurring gain, loss, charge or expense; (f) the cumulative effect of a change in accounting principles; (g) any (i) non-cash compensation charge or expense arising from any grant of stock, stock options or other equity based awards and any non-cash deemed finance charges in respect of any pension liabilities or other provisions and (ii) income (loss) attributable to deferred compensation plans or trusts; (h) all deferred financing costs written off and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness and any net gain (loss) from any write-off or forgiveness of Indebtedness; (i) (8) any unrealized or realized gains or losses in respect of any obligations under any Swap ContractsHedging Obligations or any ineffectiveness recognized in earnings related to hedge transactions or the fair value of changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in each case, in respect of any obligations under any Swap Contracts; (j) any unrealized foreign currency translation gains or losses in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person and any unrealized foreign exchange gains or losses relating to translation of assets and liabilities denominated in foreign currencies; (k) any unrealized foreign currency translation or transaction gains or losses in respect of Indebtedness or other obligations of the Parent or any Restricted Subsidiary owing to the Parent or any Restricted Subsidiary; (l) any non-cash purchase accounting effects including, but not limited to, adjustments to inventory, property and equipment, software and other intangible assets and deferred revenue in component amounts required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to the Parent and the Restricted Subsidiaries), as a result of any consummated acquisition, or the amortization or 31 #95488248v20 write-off of any amounts thereof (including any write-off of in process research and development); (9) any fees, losses, costs, expenses or charges incurred during such period (including any transaction, retention bonus or similar payment), or any amortization thereof for such period, in connection with (a) any acquisition, recapitalization, Investment, Disposition, disposition, issuance or repayment of Indebtedness (including such fees, expense or charges related to the offering, issuance and rating of the Senior Notes, other securities and any credit facilities), issuance of Capital Stock, refinancing transaction or amendment or modification of any debt instrument (including any amendment or other modification of the Senior Notes, other securities and any credit facilities), in each case, including the Transactions, any such transaction consummated prior to, on or after the Amendment No. 2 Effective Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful (including, for the avoidance of doubt, the effects of expensing all transaction-related expenses in accordance with Accounting Standards Codification Topic 805—Business Combinations (or any successor provision or other financial accounting standard having a similar result or effect) and any adjustments resulting from the application of Accounting Standards Codification Topic 460—Guarantees (or any successor provision or other financial accounting standard having a similar result or effect) or any related pronouncements) and (b) complying with the requirements under, or making elections permitted by, the documentation governing any Indebtedness; (10) any unrealized or realized gain or loss resulting in such period from currency translation increases or decreases or transaction gains or losses, including those related to currency remeasurements of Indebtedness (including any net loss or gain resulting from Hedging Obligations for currency risk), intercompany loans, accounts receivables, accounts payable, intercompany balances, other balance sheet items, Hedging Obligations or other obligations of the Parent Borrower or any Restricted Subsidiary owing to the Parent Borrower or any Restricted Subsidiary and any other realized or unrealized foreign exchange gains or losses relating to the translation of assets and liabilities denominated in foreign currencies; (11) any unrealized or realized income (loss) or non-cash expense attributable to movement in mark-to-market valuation of foreign currencies, Indebtedness or derivative instruments pursuant to GAAP; (12) effects of adjustments (including the effects of such adjustments pushed down to such Person and its Restricted Subsidiaries) in such Person’s consolidated financial statements pursuant to GAAP (including those required or permitted by Accounting Standards Codification Topic 805–Business Combinations and Accounting Standards Codification 350–Intangibles-Goodwill and Other (or any successor provision or other financial accounting standard having a similar result or effect)) and related pronouncements, including in the inventory (including any impact of changes to inventory valuation policy methods, including changes in capitalization of variances), property and equipment, software, loans, leases, goodwill, intangible assets, in-process research and development, deferred revenue (including deferred costs related thereto and deferred rent) and debt line items thereof, resulting from the application of acquisition method accounting, recapitalization accounting or purchase accounting, as the case may be, in relation to the Transactions or any consummated acquisition (by merger, consolidation, amalgamation or otherwise), joint venture investment or other Investment or the amortization or write-off or write-down of any amounts thereof; 32 #95488248v20

(m) (13) any impairment charge, write-down or write-off or write-down, including impairment charges, write-offs or write-downs or write-offs relating to goodwill,related to intangible assets, long-lived assets, goodwill, investments in debt andor equity securities (including any losses with respect to the foregoing in bankruptcy, insolvency or similar proceedings) and investments recorded using the equity method or as a result of a change in law or regulation, in connection with any disposition of assets and the amortization of intangibles arising pursuant to GAAP; (n) any after-tax effect of income (loss) from the early extinguishment or cancellation of Indebtedness or any obligations under any Swap Contracts or other derivative instruments; (o) [reserved]; (p) [reserved]; and (q) [reserved]. (14) (a) accruals and reserves (including contingent liabilities) that are established or adjusted within 18 months after the closing of any acquisition or disposition that are so required to be established or adjusted as a result of such acquisition or disposition in accordance with GAAP, or changes as a result of adoption or modification of accounting policies, (b) charges, accruals, expenses and reserves as a result of adoption or modification of accounting policies, shall be excluded, and (c) earn-out, non-compete and contingent consideration obligations (including to the extent accounted for as bonuses, compensation or otherwise (and including deferred performance incentives in connection with any acquisition (by merger, consolidation, amalgamation or otherwise), joint venture investment or other Investment whether or not a service component is required from the transferor or its related party)) and adjustments thereof and purchase price adjustments; (15) any income (loss) related to any realized or unrealized gains and losses resulting from Hedging Obligations or embedded derivatives that require similar accounting treatment (including embedded derivatives in customer contracts), and the application of Accounting Standards Codification Topic 815—Derivatives and Hedging (or any successor provision or other financial accounting standard having a similar result or effect) and its related pronouncements or mark to market movement of non-U.S. currencies, Indebtedness, derivatives instruments or other financial instruments pursuant to GAAP, including Accounting Standards Codification Topic 825—Financial Instruments (or any successor provision or other financial accounting standard having a similar result or effect) or an alternative basis of accounting applied in lieu of GAAP; (16) any non-cash expenses, accruals or reserves related to adjustments to historical Tax exposures and any deferred tax expense associated with Tax deductions or net operating losses arising as a result of the Transactions, or the release of any valuation allowances related to such item; (17) the amount of (x) board of director (or equivalent thereof) fees, refinancing, transaction, advisory and other fees (including exit and termination fees) and indemnities, costs and expenses paid or accrued in such period to (or on behalf of) any member of the board of directors (or the equivalent thereof) of the Parent Borrower, any of its Subsidiaries or any Ultimate Parent Entity, and (y) payments made to option holders of the Parent Borrower or any Ultimate Parent Entity in connection with, or as a result of, any distribution being made to 33 #95488248v20 equityholders of such Person or its Ultimate Parent Entity, which payments are being made to compensate such option holders as though they were equityholders at the time of, and entitled to share in, such distribution, including any cash consideration for any repurchase of equity; (18) the amount of loss or discount on sale of Receivables Related Assets and related assets in connection with a Qualified Securitization Transaction; and (19) at the election of the Parent Borrower with respect to any quarterly period, an amount equal to the net change in deferred revenue at the end of such period from the deferred revenue at the end of the previous period. In addition, to the extent not already excluded (or included, as applicable) in the Consolidated Net Income of such Person and its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall be increased by the amount of: (i) any expenses, charges or losses that are reimbursed by indemnification or other reimbursement provisions in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder, or, so long as the Parent Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed within 365 days of the date of such evidence (net of any amount so added back in a prior period to the extent not so reimbursed within the applicable 365-day period) and (ii) to the extent covered by insurance (including business interruption insurance) and actually reimbursed, or, so long as the Parent Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is in fact reimbursed within 365 days of the date of such evidence (net of any amount so added back in a prior period to the extent not so reimbursed within the applicable 365-day period), expenses, charges or losses with respect to liability or Casualty Events or business interruption. Consolidated Net Income shall be reduced by the amount of distributions actually made to any Ultimate Parent Entity in respect of such period in accordance with Section 7.06(c) as though such amounts had been paid as taxes directly by such Person for such periods. “Consolidated Total Assets” means, as of any date, the sum of (a) all items which would be classified as assets of the members of the Consolidated Group on a consolidated basis determined in accordance with GAAP plus (b) to the extent not included in the foregoing clause (a), the aggregate net book value of all Receivables transferred to a Securitization Subsidiary or other Person in connection with a Qualified Securitization Transaction. “Consolidated Total Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Parent Borrower and its Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Closing Date Transactions, the Transactions or any Permitted Acquisition), consisting of Indebtedness for borrowed money, Disqualified Equity Interests, Capitalized Lease Obligations, Indebtedness in respect of any Qualified Securitization Transaction and debt obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments minus (b) the aggregate amount of unrestricted cash and Cash Equivalents (in each case, free and clear of all Liens other than any nonconsensual Lien that is permitted under the Loan Documents and Liens of the Collateral Agent for the benefit of the Obligations and for the benefit of any Indebtedness secured on a pari passu basis with the Liens of the Collateral Agent pursuant to an Acceptable Intercreditor Agreement) included in the consolidated balance sheet of the 34 #95488248v20

Parent Borrower and its Restricted Subsidiaries as of such date, which aggregate amount of cash and Cash Equivalents shall be determined without giving pro forma effect to the proceeds of Indebtedness incurred on such date; provided that Consolidated Total Debt shall not include obligations under Swap Contracts entered into in the ordinary course of business and not for speculative purposes. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Contribution Indebtedness” means unsecured Indebtedness of the Borrowers or any Restricted Subsidiary in an amount equal to the aggregate amount of cash contributions made after the Closing Date to the Parent Borrower and contributed to any Borrower in exchange for Qualified Equity Interests of the Parent Borrower or the applicable Borrower, as applicable, except to the extent utilized in connection with any other transaction permitted by Section 7.03, Section 7.06 or Section 7.08, and except to the extent such amount increases the Available Amount or is made from any Cure Amount or Excluded Contribution Amount. “Control” has the meaning specified in the definition of “Affiliate.” “Controlled Investment Affiliate” means, as to any Person, any other Person, which directly or indirectly is in control of, is controlled by, or is under common control with such Person and is organized by such Person (or any Person controlling such Person) primarily for making direct or indirect equity or debt investments in the Parent Borrower and/or other companies. “Converted Restricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA.” “Converted Unrestricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA.” “Credit Extension” means a Borrowing or an L/C Credit Extension, as the context may require. “Cure Amount” has the meaning specified in Section 8.05(a). “Cure Period” has the meaning specified in Section 8.05(a). “Cure Right” has the meaning specified in Section 8.05(a). “Daily LIBOR Rate” means, for each day with respect to any Swingline Loan issued pursuant to Section 2.04, and subject to the implementation of a LIBOR Successor Rate in accordance with Section 3.02(c), the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) as published by Bloomberg (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) on such day and having an advance date of such day and a maturity date of one month. Notwithstanding anything to the contrary herein, (x) in no event shall the Daily LIBOR Rate be less than 0%, and (y) unless otherwise specified in any 35 #95488248v20 amendment to this Agreement entered into in accordance with Section 3.02(c), in the event that a LIBOR Successor Rate with respect to the Daily LIBOR Rate is implemented, then all references herein to the Daily LIBOR Rate shall be deemed references to such LIBOR Successor Rate. “Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source) plus the SOFR Adjustment. “Daily LIBORSimple SOFR Swingline Loan” means a Swingline Loan that bears interest at a rate based on the Daily LIBOR RateSimple SOFR. “Debt Rating” means, with respect to the Parent Borrower, the S&P Rating, the Moody’s Rating and/or the Fitch Rating. “Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate equal to (a) with respect to any overdue principal for any Loan, the applicable interest rate for such Loan plus 2.00% per annum (provided that with respect to EurocurrencyTerm SOFR Loans, Alternative Currency Term Rate Loans or Daily LIBORSimple SOFR Swingline Loans, as applicable, the determination of the applicable interest rate is subject to Section 2.02(c) to the extent that Eurocurrency Rate Loans or Daily LIBOR Swinglinesuch Loans, as applicable, may not be converted to, or continued as, EurocurrencyTerm SOFR Loans, Alternative Currency Term Rate Loans or Daily LIBORSimple SOFR Swingline Loans, as applicable, pursuant thereto) and (b) with respect to any other overdue amount, including overdue interest, the interest rate applicable to Base Rate Loans plus 2.00% per annum, in each case, to the fullest extent permitted by applicable Laws. “Defaulting Lender” means any Lender that (a) has failed, within three (3) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans required to be funded by it, (ii) fund any portion of its participations in Letters of Credit or Swing Line Loans required to be funded by it or (iii) pay over to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Parent Borrower or the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender in writing that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan cannot be satisfied), (c) has failed, within three (3) Business Days 36 #95488248v20 after request by the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Administrative Agent’s, L/C Issuer’s, Swing Line Lender’s or Lender’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has become the subject of a Bankruptcy Event, or (e) has become the subject of a Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (ef) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to the last paragraph of Section 2.16) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Parent Borrower, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination. “Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by the Parent Borrower or a Restricted Subsidiary in connection with a Disposition pursuant to Section 7.05(ml) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Parent Borrower setting forth the basis of such valuation. “Determination Date” has the meaning specified in clause (t) of the definition of “Consolidated EBITDA” herein. “Disposed EBITDA” means, with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business or such Converted Unrestricted Subsidiary, all as determined on a consolidated basis for such Sold Entity or Business or such Converted Unrestricted Subsidiary. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale Leaseback and any sale of Equity Interests) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that (i) “Disposition” and “Dispose” shall not be deemed to include any issuance by the Parent Borrower of any of its Equity Interests to another Person and (ii) no transaction or series of related transactions shall be considered a “Disposition” for purpose of Section 7.05 unless the fair market value (as determined in good faith by the Parent Borrower) of the property disposed of in such transaction or series of transactions shall exceed, in any fiscal year, the greater of (A) $75,000,000 and (B) 25.0% of Consolidated EBITDA of the Parent for the most recently ended Test Period calculated on a Pro Forma Basis50,000,000. “Disqualified Equity Interests” means, with respect to any Person, any Capital Stock of such Person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event: (a) matures or is mandatorily redeemable for cash or in exchange for Indebtedness pursuant to a sinking fund obligation or otherwise; or (b) is or may become (in accordance with its terms) upon the occurrence of certain events or otherwise redeemable or repurchasable for cash or 37 #95488248v20 in exchange for Indebtedness at the option of the holder of the Capital Stock in whole or in part, in each case on or prior to the date that is 91 after the Latest Maturity Date at the time such Equity Interests are issued; provided, however, that (i) only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date will be deemed to be Disqualified Equity Interests and (ii) any Capital Stock that would constitute Disqualified Equity Interests solely because the holders thereof have the right to require the Parent Borrower to repurchase such Capital Stock upon the occurrence of a changeChange of controlControl or asset sale (howsoever defined or referred to) shall not constitute Disqualified Equity Interests if any such redemption or repurchase obligation is subject to compliance by the relevant Person with the covenant described under Section 7.06; provided, however, that if such Capital Stock is issued to any future, current or former employee, director, officer, manager or consultant (or their respective Affiliates, spouses, former spouses, other immediate family membersImmediate Family Members, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing), of the Parent Borrower, any of its Subsidiaries or any other entity in which the Parent Borrower or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the board of directors of the Parent Borrower (or the compensation committee thereof) or any other plan for the benefit of current, former or future employees (or their respective Affiliates, spouses, former spouses, other immediate family membersImmediate Family Members, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Parent Borrower or its Subsidiaries or by any such plan to such employees (or their respective Affiliates, spouses, former spouses, other immediate family membersImmediate Family Members, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing), such Capital Stock shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Parent Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Disqualified Lenders” means (i) such Persons that have been specified in writing to the Lead Arrangers by the Parent Borrower prior to March 10, 2021, (ii) competitors of the Parent Borrower and its Subsidiaries that have been specified in writing to the Administrative Agent from time to time by the Parent Borrower and (iii) any of their Affiliates (other than in the case of clause (ii), Affiliates that are bona fide debt funds) that are (x) identified in writing from time to time to the Administrative Agent by the Parent Borrower or (y) clearly identifiable on the basis of such Affiliates’ name; provided that no such updates to the list shall be deemed to retroactively disqualify any parties that have previously acquired an assignment or participation interest in respect of the Loans from continuing to hold or vote such previously acquired assignments and participations on the terms set forth herein for Lenders that are not Disqualified Lenders (it being understood and agreed that such prohibitions with respect to Disqualified Lenders shall apply to any potential future assignments or participations to any such parties). The schedule of Disqualified Lenders shall be maintained with the Administrative Agent and may be communicated to a Lender upon request to the Administrative Agent (with concurrent notice to the Parent Borrower) but shall not otherwise be posted or made available to Lenders. 38 #95488248v20

“Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” means, on any date of determination, (a) with respect to any amount denominated in Dollars, such amount, (b) with respect to any amount denominated in Euro, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with Euro and (c) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. As appropriate, amounts specified herein as amounts in Dollars shall be or include any relevant Dollar Equivalent amount. “Domestic Foreign Holding Company” means any Subsidiary that owns no material assets (directly or through one or more disregarded entities) other than capital stock (including any Indebtedness that is treated as equity for U.S. Federal income tax purposes) of one or more CFCs. “Domestic Loan Party” means any Loan Party that is incorporated or organized under the laws of any State of the United States or the District of Columbia. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eligible Assignee” means any Assignee permitted by and consented to in accordance with Section 10.07(b). “EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. 39 #95488248v20

“Environment” means ambient air, indoor or outdoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means any and all applicable Laws relating to pollution, protection of the Environment or to the generation, transport, storage, use, treatment, handling, disposal, Release or threat of Release of any Hazardous Materials or, to the extent relating to exposure to Hazardous Materials, human health or safety. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of or relating to any Loan Party or any of its respective Subsidiaries directly or indirectly resulting from or based upon (a) any violation of Environmental Law, (b) the generation, use, handling, transportation, storage, disposal or treatment of any Hazardous Materials, (c) exposure of any Person to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement to the extent liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities). “Equity Offering” means a sale of Capital Stock (other than through the issuance of Disqualified Equity Interests or through an Excluded Contribution Amount) other than (a) offerings registered on Form S-8 (or any successor form) under the Securities Act or any similar offering in other jurisdictions or other securities of the Parent Borrower or any Ultimate Parent Entity and (b) issuances of Capital Stock to any Subsidiary of the Parent Borrower. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with any Loan Party and is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA with respect to a Pension Plan, whether or not waived, or a failure to make any required contribution to a Multiemployer Plan; (d) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan, notification of any Loan Party or ERISA Affiliate concerning the imposition of Withdrawal Liability or notification that a Multiemployer Plan is insolvent within the meaning of Title IV of ERISA or in endangered status or critical status, within the meaning of Section 305 of ERISA; (e) the filing of a notice of intent to 40 #95488248v20 terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate; (h) a determination that any Pension Plan is, or is expected to be, in “at-risk” status (within the meaning of Section 303(i)(4)(A) of ERISA or Section 430(i)(4)(A) of the Code); or (i) the occurrence of a non-exempt prohibited transaction with respect to any Pension Plan maintained or contributed to by any Loan Party (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could result in material liability to any Loan Party. “Escrow” means an escrow, trust, collateral or similar account or arrangement with a third-party that is not the Parent Borrower or any of their respective Restricted Subsidiaries or any Affiliate thereof. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro”, “EUR” and “€” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation. “Euro Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in Euro as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Euro with Dollars. “Eurocurrency Rate” means (subject, in the case of clause (a) below, to the implementation of a LIBOR Successor Rate in accordance with Section 3.02(c)), for any Interest Period with respect to a Eurocurrency Rate Loan, (a) denominated in Dollars, Euro, Sterling or Yen, the rate of interest per annum determined on the basis of the rate for deposits in Dollars, Euro, Sterling or Yen, as applicable, for a period equal to the applicable Interest Period as published by Bloomberg (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of such Interest Period, (b) denominated in Canadian Dollars, the rate of interest per annum equal to the Canadian Dollar Offered Rate, or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:00 a.m. (Toronto, Ontario time) on the date that is two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent) (or if such day is not a Business Day, then on the immediately preceding Business Day) with a term equivalent to such Interest Period, and (c) denominated in Australian Dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate, or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other 41 #95488248v20 commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Melbourne, Australia time) on the date that is two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent) (or if such day is not a Business Day, then on the immediately preceding Business Day) with a term equivalent to such Interest Period. Notwithstanding anything to the contrary herein, (x) in no event shall the Eurocurrency Rate (including any LIBOR Successor with respect thereto) be less than 0%, and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.02(c), in the event that a LIBOR Successor Rate with respect to rate specified in clause (a) of the definition of Eurocurrency Rate is implemented, then all references herein to the Eurocurrency Rate for such rate shall be deemed references to such LIBOR Successor Rate. “Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on the Eurocurrency Rate. All Loans denominated in a currency other than Dollars must be Eurocurrency Rate Loans. “Event of Default” has the meaning specified in Section 8.01. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Contribution Amount” means the aggregate amount of cash or Cash Equivalents (excluding any Cure Amount) received by the Parent Borrower (other than from any of its Subsidiaries) after the Closing Date from contributions to its common equity capital, minus the aggregate amount of (i) any Investments made pursuant to Section 7.03(n)(ii) (net of any return of capital in respect of such Investment or deemed reduction in the amount of such Investment), (ii) any Restricted Payment made pursuant to Section 7.06(k)(ii) and (iii) any payments made pursuant to Section 7.08(a)(iii)(BC), in each case made during the period commencing on the Closing Date through and including the date of usage of such Excluded Contribution Amount in reliance thereon (without taking account of the intended usage of the Excluded Contribution Amount as of such date), designated as an Excluded Contribution Amount pursuant to a certificate of a Responsible Officer on or promptly after the date on which the relevant capital contribution is made or the relevant proceeds are received, as the case may be, and which are excluded from the calculation of the Available Amount. “Excluded Equity” means Equity Interests (i) of any Unrestricted Subsidiary, (ii) of any Foreign Subsidiary or Domestic Foreign Holding Company (in each case other than any Guarantor), in each case of the Parent Borrower or a Domestic Subsidiary of the Parent Borrower and not otherwise constituting Excluded Equity, in excess of 65% of the issued and outstanding Equity Interests of each such Foreign Subsidiary or Domestic Foreign Holding Company (and of any subsidiary of such Foreign Subsidiary or Domestic Foreign Holding Company), (iii) of any Subsidiary with respect to which the Administrative Agent and the Parent Borrower have determined in their reasonable judgment and agreed in writing that the costs of providing a pledge of such Equity Interests or perfection thereof is excessive in view of the benefits to be obtained by the Secured Parties therefrom, (iv) of any captive insurance companies, not-for-profit Subsidiaries, special purpose entities, (v) of any non-Wholly Owned Restricted Subsidiary; (vi) any Securitization Subsidiary; and (vivii) of any Subsidiary outside the United States (other than any Guarantor) the pledge of which is 42 #95488248v20 prohibited by applicable Laws or which would reasonably be expected to result in a violation or breach of, or conflict with, fiduciary duties of such Subsidiary’s officers, directors or managers. “Excluded Property” means (i) any fee-owned real property that is not a Material Real Property and any leasehold interests in real property (it being understood that no action shall be required with respect to creation or perfection of security interests with respect to such leases, including to obtain landlord waivers, estoppels or collateral access letters), (ii) (A) motor vehicles and other assets subject to certificates of title to the extent a Lien thereon cannot be perfected by the filing of a UCC financing statement (or analogous procedures under applicable Laws in the relevant jurisdiction in the case of jurisdictions other than the U.S.), (B) letter of credit rights to the extent a Lien thereon cannot be perfected by the filing of a UCC financing statement (or analogous procedures under applicable Laws in the relevant jurisdiction in the case of jurisdictions other than the U.S.) and (C) commercial tort claims, (iii) assets for so long as a pledge thereof or a security interest therein is prohibited by applicable Laws, (iv) margin stock, (v) any cash, deposit accounts and securities accounts (including securities entitlements and related assets) (it being understood that this exclusion shall not affect the grant of the Lien on proceeds of Collateral and all proceeds of Collateral shall be Collateral), (vi) any lease, license or other agreements, or any property subject to a purchase money security interest, Capitalized Lease Obligation or similar arrangements, in each case to the extent permitted under the Loan Documents, to the extent that a pledge thereof or a security interest therein would violate or invalidate such lease, license or agreement, purchase money, Capitalized Lease or similar arrangement, or create a right of termination in favor of any other party thereto (other than the Borrowers or a Guarantor) after giving effect to the applicable anti-assignment clauses of the Uniform Commercial Code and applicable Laws, other than the proceeds and receivables thereof the assignment of which is expressly deemed effective under applicable Laws notwithstanding such prohibition, (vii) assets for which a pledge thereof or security interest therein would result in a material adverse tax consequence as reasonably determined by the Parent Borrower and subject to the reasonable consent of the Administrative Agent); provided that nothing in this clause (vii) shall limit the pledge of assets by any Foreign Subsidiary that is a Guarantor without the Administrative Agent’s consent, (viii) assets for which the Administrative Agent and the Parent Borrower have determined in their reasonable judgment and agree in writing that the cost of creating or perfecting such pledges or security interests therein would be excessive in view of the benefits to be obtained by the Lenders therefrom, (ix) any intent-to-use trademark application in the United States prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant, attachment, or enforcement of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable Federal law, (x) Excluded Equity and (xi) any asset of any Subsidiary of the Parent Borrower that is a CFC or Domestic Foreign Holding Company. “Excluded Subsidiary” means (a) each Subsidiary listed on Schedule 1.01C hereto, (b) any Subsidiary that is prohibited by applicable Law or by any contractual obligation existing on the Closing Date (or, if later, the date such Subsidiary first becomes a Subsidiary) from guaranteeing the Obligations (and in the case of such contractual obligation, not entered into in contemplation of the acquisition of such Subsidiary) or which would require governmental (including regulatory) consent, approval, license or authorization to provide a Guarantee unless such consent, approval, license or authorization has been received, (c) 43 #95488248v20 any Restricted Subsidiary acquired pursuant to a Permitted Acquisition or other similar Investment permitted hereunder that, at the time of such Permitted Acquisition or other similar Investment, has assumed secured Indebtedness not incurred in contemplation of such Permitted Acquisition or other similar Investment and each Restricted Subsidiary that is a Subsidiary thereof that guarantees such Indebtedness, in each case, to the extent such secured Indebtedness prohibits such Subsidiary from becoming a Guarantor (provided that each such Restricted Subsidiary shall cease to be an Excluded Subsidiary under this clause (c) if such secured Indebtedness is repaid or becomes unsecured, if such Restricted Subsidiary ceases to be an obligor with respect to such secured Indebtedness or such prohibition no longer exists, as applicable), (d) any Immaterial Subsidiary or Unrestricted Subsidiary, (e) captive insurance companies, (f) not-for-profit Subsidiaries, (g) special purpose entities, (h) any non-Wholly Owned Subsidiary, (i) any Domestic Foreign Holding Company, (j) any Foreign Subsidiary that is a CFC, (k) any Domestic Subsidiary of a Foreign Subsidiary that is a CFC, (l) any Securitization Subsidiary and (m) any other Subsidiary with respect to which the Administrative Agent and the Borrowers have determined in their reasonable judgment, and agree in writing, that the cost or other consequences (including any adverse tax consequences; provided that with respect to adverse tax consequences the determination shall be made by the Borrowers in consultation with (but without the consent of) the Administrative Agent) of providing a Guarantee shall be excessive in view of the benefits to be obtained by the Lenders therefrom; in each case of this definition, unless such Subsidiary is designated by the Parent Borrower as a Guarantor pursuant to the definition of “Guarantors”. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guarantee of such Guarantor or the grant of such security interest would otherwise have become effective with respect to such related Swap Obligation but for such Guarantor’s failure to constitute an “eligible contract participant” at such time. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means, any of the following Taxes imposed on or with respect to any Agent, any Lender, any L/C Issuer, any Swing Line Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document or required to be withheld or deducted from any such payment to any such recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, by any jurisdiction (i) imposed as a result of a present or former connection of such Agent, Lender or other recipient, as the case may be, with such jurisdiction (including as a result of being resident or being deemed to be resident, being organized, maintaining an Applicable Lending Office or carrying on business or being deemed to carry on business in such jurisdiction) other than any connection arising solely from any Loan Documents or any transactions contemplated thereby, or (ii) that are Other Connection Taxes (b) any U.S. federal withholding Taxes imposed on amounts payable 44 #95488248v20 to any Lender pursuant to a law in effect at the time such Lender becomes a party to this Agreement (other than pursuant to an assignment request by the Borrowers under Section 3.06(a)) or designates a new Applicable Lending Office, except to the extent such Lender’s assignor was entitled immediately prior to the assignment, or such Lender was entitled immediately before it designated a new Applicable Lending Office, to receive additional amounts from any Loan Party with respect to such Taxes pursuant to Section 3.01(a), (c) Taxes resulting from a failure of a Lender to comply with Section 3.01(f) or a failure of the Administrative Agent to comply with Section 3.01(g) and (d) any withholding Taxes imposed pursuant to FATCA. “Existing Apria Credit Agreement” means that certain Credit Agreement, dated as of June 21, 2019, by and between Apria Healthcare Group LLC, Apria Holdings LLC, the other guarantors from time to time party thereto, Citizens Bank, N.A., as administrative agent, the lenders party thereto, and the other parties party thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Existing Apria Letters of Credit” means each letter of credit previously issued or deemed issued for the account of any of the Restricted Subsidiaries that is outstanding on the Amendment No. 2 Effective Date and set forth on Schedule 2.03(a)(ii). “Existing Credit Agreement” means that certain Credit Agreement, dated as of July 27, 2017 (as amended by that certain (i) First Amendment to Credit Agreement dated as of March 29, 2018; (ii) Second Amendment to Credit Agreement, dated as of April 30, 2018; (iii) Third Amendment to Credit Agreement, dated as of May 9, 2018; (iv) Fourth Amendment to Credit Agreement dated as of February 12, 2019; and (v) Fifth Amendment to Credit Agreement, dated as of February 13, 2020), by and among Distribution, Medical, Barista I,, Barista II, O&M Halyard, the Parent Borrower, the Guarantors (as defined therein) party thereto, the Banks (as defined therein) party thereto, Bank of America, N.A., as administrative agent (as successor in interest to Wells Fargo Bank, N.A., in such capacity, the “Agent”). “Existing Letters of Credit” has the meaning specified in Section 2.03(a)(i). “Expected Cure Amount” has the meaning specified in Section 8.05(b). “Extended Revolving Credit Commitment” has the meaning specified in Section 2.15(a). “Extending Revolving Credit Lender” has the meaning specified in Section 2.15(a). “Extension” has the meaning specified in Section 2.15(a). “Extension Offer” has the meaning specified in Section 2.15(a). “FATCA” means current Sections 1471 through 1474 of the Code (and any amended or successor version that is substantively comparable) or any current or future regulations with respect thereto or other official interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above) and any intergovernmental agreements entered into to implement or further the collection of Taxes imposed pursuant to the foregoing (together with any Law, 45 #95488248v20 fiscal or regulatory legislation, rules or practices implementing such agreements, treaties or conventions). “FCPA” means the United States Foreign Corrupt Practices Act of 1977, as amended. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent. If the Federal Funds Rate is less than zero, it shall be deemed to be zero hereunder. “Financial Covenants” means the covenants set forth in Section 7.11. “Financial Covenant Event of Default” has the meaning specified in Section 8.01(b). “First Lien Leverage Ratio” means, with respect to any Test Period, the ratio of (a) the Consolidated Total Debt comprising the Obligations and any other Consolidated Total Debt that is secured by a Lien on the Collateral that is pari passu with the Liens securing the Obligations, as of the last day of such Test Period to (b) Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for such Test Period. “Fixed Charges” means, with respect to any Person for any period, the sum of: (1) Consolidated Interest Expense of such Person for such Test Period; (2) all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of Preferred Stock of any Restricted Subsidiary of such Person during such period; and (3) all cash dividends or other distributions paid (excluding items eliminated in consolidation) on any series of Disqualified Equity Interests of such Person during this period. “Flood Insurance Laws” means, collectively, (i) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Foreign Borrower” means each Foreign Subsidiary that is, or may from time to time become party to this Agreement pursuant to Section 2.19. “Foreign Borrower Joinder Agreement” means a joinder agreement, in a form reasonably satisfactory to the Administrative Agent, executed and delivered by an Applicant 46 #95488248v20

Foreign Borrower, the then-existing Borrowers, the Parent Borrower, the Guarantors and the Administrative Agent. “Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to or by, or entered into with, any Loan Party or any Restricted Subsidiary with respect to employees outside the United States. “Foreign Subsidiary” means any direct or indirect Subsidiary of the Parent Borrower which is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Fee” has the meaning specified in Section 2.03(h). “Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States, as in effect from time to time; provided that if the Parent Borrower notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Parent Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. “Governmental Authority” means any nation or government, any state, provincial, country, territorial or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Granting Lender” has the meaning specified in Section 10.07(h). “Guarantee Obligations” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement 47 #95488248v20 condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee Obligations” shall not include (x) endorsements for collection or deposit, in either case in the ordinary course of business, (y) any customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness) or (z) Standard Securitization Obligations and Limited Originator Recourse relating to Qualified Securitization Transactions. The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. “Guarantees” has the meaning specified in the definition of “Collateral and Guarantee Requirement.” “Guarantors” has the meaning specified in the definition of “Collateral and Guarantee Requirement.” For avoidance of doubt, the Parent Borrower in its sole discretion may cause any Restricted Subsidiary that is not a Guarantor to Guarantee the Obligations by causing such Restricted Subsidiary to execute and deliver to the Administrative Agent a Guaranty Supplement (as defined in the Guaranty), and any such Restricted Subsidiary shall thereafter be a Guarantor, Loan Party and Subsidiary Guarantor hereunder for all purposes; provided that if such Restricted Subsidiary is not organized in the United States, (i) the jurisdiction of organization of such Restricted Subsidiary shall be reasonably satisfactory to the Collateral Agent if acting as Collateral Agent or entering into Loan Documents with Subsidiaries in such jurisdiction is prohibited by applicable Law or would expose the Collateral Agent, in its capacity as such, to material additional liabilities and (ii) such Restricted Subsidiary shall have complied with the Collateral and Guarantee Requirement prior to the becoming a Guarantor. “Guaranty” means, collectively, (a) the Guaranty substantially in the form of Exhibit F and (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.10. “Hazardous Materials” means all hazardous, toxic, explosive or radioactive substances or wastes, and all other chemicals, pollutants, contaminants, substances or wastes of any nature regulated pursuant to any Law relating to the Environment because of their hazardous, toxic, dangerous or deleterious characteristics or properties, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and toxic mold. “Hedge Bank” means any Person that is (i) a Lender, an Agent, a Lead Arranger or an Affiliate of the foregoing at the time it enters into a Secured Hedge Agreement, or (ii) 48 #95488248v20 party to a Swap Contract with a Loan Party or any Restricted Subsidiary that is in effect as of the Closing Date, in its capacity as a party thereto. “Hedging Obligations” means, with respect to any Person, the obligations of such Person under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, commodity swap agreement, commodity cap agreement, commodity collar agreement, foreign exchange contracts, currency swap agreement or similar agreement providing for the transfer or mitigation of interest rate, commodity price or currency risks either generally or under specific contingencies. “Honor Date” has the meaning specified in Section 2.03(c)(i). “Immaterial Subsidiary” means at any date of determination, each Restricted Subsidiary of the Parent Borrower that has been designated by the Parent Borrower in writing to the Administrative Agent as an “Immaterial Subsidiary” for purposes of this Agreement (and not redesignated as a Material Subsidiary as provided below); provided that (a) for purposes of this Agreement, (i) the total assets or Consolidated EBITDA of each Immaterial Subsidiary shall not exceed (x) 2.5% of Consolidated Total Assets at such date or (y) 2.5% of the total Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for such Test Period, in each case determined on a consolidated basis in accordance with GAAP and (ii) at no time shall the total assets of all Immaterial Subsidiaries at the last day of the most recent Test Period or the Consolidated EBITDA of all Immaterial Subsidiaries for such Test Period exceed (x) 7.5% of Consolidated Total Assets at such date or (y) 7.5% of the total Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for such period, in each case determined on a consolidated basis in accordance with GAAP, (b) the Parent Borrower shall not designate any new Immaterial Subsidiary if such designation would not comply with the provisions set forth in clause (a) above, and (c) if the Consolidated Total Assets or the Consolidated EBITDA of all Restricted Subsidiaries so designated by the Parent Borrower as “Immaterial Subsidiaries” (and not redesignated as “Material Subsidiaries”) shall at any time exceed the limits set forth in clause (a) above, then all such Restricted Subsidiaries shall be deemed to be Material Subsidiaries unless and until the Parent Borrower shall redesignate one or more Immaterial Subsidiaries as Material Subsidiaries, in each case in a written notice to the Administrative Agent, and, as a result thereof, the total assets and gross revenues of all Restricted Subsidiaries still designated as “Immaterial Subsidiaries” do not exceed such limits; and provided, further, that the Parent Borrower may designate and re-designate a Restricted Subsidiary as an Immaterial Subsidiary at any time, subject to the terms set forth in this definition. “Immediate Family Members” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships, the estate of such individual and such other individuals above) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor. “Incremental Equivalent Debt” has the meaning specified in Section 7.01(p). 49 #95488248v20

“Incremental Facility Amendment” has the meaning specified in Section 2.14(d). “Incremental Facility Closing Date” has the meaning specified in Section 2.14(e). “Incremental Incurrence Test” has the meaning specified in Section 2.14(a). “Incremental Revolving Commitments” has the meaning specified in Section 2.14(a). “Incremental Revolving Lender” has the meaning specified in Section 2.14(e). “Incurrence Based Amounts” has the meaning specified in Section 1.09(b). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), banker’s acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and (ii) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid within thirty (30) days after becoming due and payable); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness; (g) all obligations of such Person in respect of Disqualified Equity Interests; and (h) all Guarantee Obligations of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation, company, or limited liability company) in which such Person is a general 50 #95488248v20 partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited, (B) in the case of the Parent Borrower and its Restricted Subsidiaries, exclude all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business consistent with past practice and (C) except for purposes of calculating the Consolidated Interest Coverage Ratio to the extent the interest expense in respect thereof is not covered by proceeds held in Escrow or in connection with any test date of any Limited Condition Transaction or any test related to a subsequent transaction, exclude Indebtedness incurred in advance of, and the proceeds of which are to be applied in connection with, the consummation of a transaction solely to the extent the proceeds thereof are and continue to be held in an Escrow and are not otherwise made available to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith. “Indemnified Liabilities” has the meaning specified in Section 10.05. “Indemnified Taxes” means (a) all Taxes, other than Excluded Taxes, imposed on or in respect of any payment made by or on account of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitees” has the meaning specified in Section 10.05. “Indentures” means collectively, the 2014 Indenture, 2021 Indenture and 2022 Indenture. “Information” has the meaning specified in Section 10.08. “Initial Revolving Borrowing” means one or more borrowings of Revolving Credit Loans or issuances or deemed issuances of Letters of Credit on the Closing Date. “Inside Maturity Debt” means, with respect to any Indebtedness permitted pursuant to Section 7.01(n), Section 7.01(p), and any Permitted Refinancing thereof, an aggregate amount up to the greater of (x) $330 million and (y) 50% of Consolidated EBITDA as of the most recently ended Test Period at any time outstanding; provided that no such Inside Maturity Debt shall have a final maturity date earlier than the Initial Term A-1 Maturity Date (as defined in the Term Loan Credit Agreement as in effect on the date hereof). “Interest Payment Date” means (a) as to any Loan denominated in Dollars other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided that if any Interest Period for a Eurocurrency RateTerm SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including Swing Line Loan bearing interest at the Base Rate) or Daily LIBORSimple SOFR Swingline Loan, the last Business Day of each March, June, September and December and the Maturity Date., (c) as to any Alternative Currency Daily Rate Loan, the last Business Day of each month and the applicable maturity date set forth in the Credit Agreement and (d) as to any Alternative Currency Term Rate Loan, the last day of each Interest Period 51 #95488248v20 applicable to such Loan; provided, however, that if any Interest Period for an Alternative Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall be Interest Payment Dates. “Interest Period” means, (i) as to each Eurocurrency RateTerm SOFR Loan, the period commencing on the date such Loan is disbursed or converted to or continued as a Eurocurrency RateTerm SOFR Loan and ending on the date 7 days or one, two, three or six months thereafter, or to the extent agreed to by each Lender of such Eurocurrency RateTerm SOFR Loan and the Administrative Agent, such other period that is twelve months or less as selected by the Borrowers in their Committed Loan Notice (in the case of each requested Interest Period, subject to availability) and (ii) as to each Alternative Currency Term Rate Loan, the period commencing on the date such Alternative Currency Term Rate Loan is disbursed or converted to or continued as an Alternative Currency Term Rate Loan and ending on the date one, three or six months thereafter, as selected by the Borrowers in each Committed Loan Notice, or twelve months or any other period thereafter as selected by the Borrowers in their Committed Loan Noticeand consented to by each Lender of such Alternative Currency Term Rate Loan and the Administrative Agent (in each case, subject to availability for the interest rate applicable to the relevant currency); provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee Obligation with respect to any obligation of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of the Parent Borrower and its Restricted Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business consistent with past practice) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by Fitch, Inc. 52 #95488248v20

“IP Rights” has the meaning specified in Section 5.14. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “ISP” means with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “JV Entity” means any joint venture of the Parent Borrower or any Restricted Subsidiary that is not a Subsidiary. “Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including the latest maturity date of any Extended Revolving Credit Commitment, Additional Revolving Credit Commitment, Incremental Revolving Commitment, in each case as extended in accordance with this Agreement from time to time. “Laws” means, collectively, all international, foreign, federal, state, provincial and local laws (including common laws), statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the applicable Honor Date or refinanced as a Revolving Credit Borrowing. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. “L/C Issuer” means (i) Bank of America, or any of its Subsidiaries or Affiliates, and (ii) any other Revolving Credit Lender (or any of its Subsidiaries or Affiliates) that becomes an L/C Issuer in accordance with Section 2.03(j) or Section 10.07(j) and (iii) solely with respect to the Existing Apria Letters of Credit, Citizens Bank, N.A.; provided, that in the case of the L/C Issuers in clause (i) above, (x) their commitment to issue Letters of Credit shall not exceed at any time the amount set forth opposite such L/C Issuer’s name on Schedule 2.01 under the caption “L/C Commitments” and (y) such L/C Issuers shall be the only L/C Issuers permitted to issue Letters of Credit hereunder in an Alternative Currency. 53 #95488248v20

“L/C Obligation” means, as at any date of determination, the aggregate maximum amount then available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts in respect of Letters of Credit, including all L/C Borrowings. “L/C Stated Amount” of each Letter of Credit means the maximum amount available to be drawn thereunder (regardless of whether any conditions or other requirements for drawing could then be met). “LCT Election” has the meaning specified in Section 1.09(a). “LCT Representations” has the meaning specified in Section 5.19. “LCT Test Date” has the meaning specified in Section 1.09(a). “Lead Arrangers” means BofA Securities, Inc., Citibank, N.A., JPMorgan Chase Bank, N.A., PNC Bank, National Association, Regions Bank, Regions Capital Markets, Capital One, N.A. and Citizens Bank, N.A., in their capacities as Joint Lead Arrangers and Joint Bookrunners under this Agreement. “Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes an L/C Issuer and the Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.” “Lender Recipient Party” means, collectively, the Lenders, the Swing Line Lender and any L/C Issuers. “Letter of Credit” means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit and may be issued in Dollars or in an Alternative Currency, provided that no L/C Issuer has an obligation to issue trade or commercial letters of credit. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer. “Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Sublimit” means an amount equal to the lesser of (a) $75,000,000 and (b) the aggregate amount of the Revolving Credit Commitments. “LIBOR” has the meaning specified in the definition of Eurocurrency Rate. “LIBOR Quoted Currency” means Dollars and any Alternative Currency (other than Canadian Dollars), in each case, as long as there is a published LIBOR rate with respect thereto. 54 #95488248v20

“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “LIBOR Replacement Date” has the meaning specified in Section 3.02(c). “LIBOR Successor Rate” has the meaning specified in Section 3.02(c). “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of Business Day, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, assignment (by way of security or otherwise), deemed trust, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing). “Limited Condition Transaction” means (x) any acquisition or other investment, including by way of merger, by the Parent Borrower or one or more of its Restricted Subsidiaries permitted pursuant to this Agreement whose consummation is not conditioned upon the availability of, or on obtaining, third party financing and (y) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of indebtedness requiring irrevocable notice in advance of such redemption, repurchase, satisfaction and discharge or repayment. “Limited Originator Recourse” means a letter of credit, cash collateral account or other credit enhancement issued or provided for a similar purpose in connection with the incurrence of Indebtedness by a Securitization Subsidiary under a Qualified Securitization Transaction. “Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of Revolving Credit Loan or a Swing Line Loan (including any Additional Revolving Credit Commitment, loans made pursuant to Extended Revolving Credit Commitments). 55 #95488248v20

“Loan Documents” means, collectively, (i) this Agreement, (ii) the Notes, (iii) each Guaranty, (iv) the Collateral Documents and, (v) each Letter of Credit Application and (vi) the Amendment No. 2 Effective Date Intercreditor Agreement, in each case astogether with any amendments thereto and as such documents may be amended in accordance with this Agreement. “Loan Parties” means, collectively, (i) the Borrowers and (ii) each Guarantor. “Market Capitalization” means an amount equal to (i) the total number of issued and outstanding shares of common stock or common equity interests of the Parent Borrower or its direct or indirect parent on the date of the declaration of a Restricted Payment multiplied by (ii) the arithmetic mean of the closing prices per share of such common stock or common equity interests on the principal securities exchange on which such common stock or common equity interests are traded for the thirty (30) consecutive trading days immediately preceding the date of declaration of such Restricted Payment. “Master Agreement” has the meaning specified in the definition of “Swap Contract.” “Material Adverse Effect” means (a) a material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Loan Parties is a party or (c) a material adverse effect on the rights and remedies of the Lenders or the Agents under any Loan Document. “Material Real Property” means (a) each fee-owned real property set forth on Schedule 1.01E and (b) other than Excluded Property, any fee-owned real property acquired by any Loan Party following the Closing Date (or owned by any Person that becomes a Loan Party after the Closing Date) located in the United States with a fair market value in excess of $15,000,000. “Material Subsidiary” means, at any date of determination, each Restricted Subsidiary of the Parent Borrower that is not an Immaterial Subsidiary (but including, in any case, any Restricted Subsidiary that has been designated as a Material Subsidiary as provided in, or that has been designated as an Immaterial Subsidiary in a manner that does not comply with, the definition of “Immaterial Subsidiary”); provided that no Securitization Subsidiary shall constitute a Material Subsidiary. “Maturity Date” means with respect to the Revolving Credit Facility, the fifth anniversary of the ClosingAmendment No. 2 Effective Date (or, with respect to any Additional Revolving Credit Commitment or Extended Revolving Credit Commitments, the maturity date applicable to such Additional Revolving Credit Commitment or Extended Revolving Credit Commitments in accordance with the terms hereof). “Merger” has the meaning set forth in the Second Amendment. “Merger Agreement” has the meaning set forth in the Second Amendment. “Minimum Extension Condition” has the meaning specified in Section 2.15(b). 56 #95488248v20

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage” means a deed of trust, trust deed, deed of hypothecation, security deed or mortgage, as applicable, in each case, creating and evidencing a Lien on a Mortgaged Property made by the Loan Parties in favor or for the benefit of the Collateral Agent on behalf of the Secured Parties, in form and substance reasonably satisfactory to the Collateral Agent. “Mortgage Policies” has the meaning specified in paragraph (f) of the definition of Collateral and Guarantee Requirement. “Mortgaged Property” means each Material Real Property, if any, which shall be subject to a Mortgage delivered pursuant to Section 6.10 and/or Section 6.12, as applicable. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the immediately preceding six (6) years, has made or been obligated to make contributions. “Necessary Cure Amount” has the meaning specified in Section 8.05(b). “Net Cash Proceeds” means: (a) with respect to the Disposition of any asset by the Parent Borrower or any Restricted Subsidiary or any Casualty Event, an amount equal to the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of the Parent Borrower or any Restricted Subsidiary) over (ii) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset (or Indebtedness owned by a Non-Loan Party that owns the asset) subject to such Disposition or Casualty Event and that is required to be repaid (and is timely repaid) in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents and Indebtedness that is secured by Liens ranking junior to or pari passu with the Liens securing Obligations under the Loan Documents), (B) the out-of-pocket fees and expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by the Parent Borrower or such Restricted Subsidiary in connection with such Disposition or Casualty Event, (C) taxes paid or reasonably estimated to be actually payable in connection therewith (including, for the avoidance of doubt, any income, withholding and other taxes payable as a result of the distribution of such proceeds to the Parent Borrower), and (D) any reserve for adjustment in respect of (x) the sale price of such asset or assets or purchase price adjustment established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by the Parent Borrower or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or with respect to any indemnification 57 #95488248v20 obligations associated with such transaction, it being understood that “Net Cash Proceeds” shall include (i) any cash or Cash Equivalents received upon the Disposition of any non-cash consideration by the Parent Borrower or any Restricted Subsidiary in any such Disposition and (ii) upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in clause (D) above or if such liabilities have not been satisfied in cash and such reserve is not reversed within 365 days after such Disposition or Casualty Event, the amount of such reserve; and (b) with respect to the incurrence or issuance of any Indebtedness by the Parent Borrower or any Restricted Subsidiary, the excess, if any, of (x) the sum of the cash received in connection with such incurrence or issuance over (y) the investment banking fees, underwriting discounts, commissions, Taxes, costs and other out-of-pocket expenses and other customary expenses incurred by the Parent Borrower or such Restricted Subsidiary in connection with such incurrence or issuance and (ii) with respect to any Permitted Equity Issuance by any direct or indirect parent of the Parent Borrower, the amount of cash from such Permitted Equity Issuance contributed to the capital of the Parent Borrower. “Non-Consenting Lender” has the meaning specified in Section 3.06(d). “Non-Extending Lender” means any Lender that elects not to participate in an Extension pursuant to Section 2.15. “Non-Loan Party” means any Restricted Subsidiary of the Parent Borrower that is not a Loan Party. “Nonrenewal Notice Date” has the meaning specified in Section 2.03(b)(iii). “Note” means a Revolving Credit Note. “Obligations” means (w) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party or other Subsidiary arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any other Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (x) obligations of any Loan Party or any other Restricted Subsidiary arising under any Secured Hedge Agreement (other than any Excluded Swap Obligations), (y) Cash Management Obligations and (z) all Bilateral Letter of Credit Obligations. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and of any of their Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit commissions, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts, in each case, payable by any Loan Party or any other Subsidiary under any Loan Document and (b) the obligation of any Loan Party or any other Subsidiary to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party or such Subsidiary. 58 #95488248v20

“Organization Documents” means (a) with respect to any corporation or company, the certificate or articles of incorporation or amalgamation, the memorandum and articles of association, any other constitutional documents, any certificates of change of name and/or the bylaws; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, declaration, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any recipient, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary Taxes and any intangible, mortgage recording or similar Taxes which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, excluding, in each case, any such Tax resulting from an Assignment and Assumption or transfer or assignment to or designation of a new Applicable Lending Office or other office for receiving payments under any Loan Document (an “Assignment Tax”) but only if (a) such Assignment Tax is an Other Connection Tax and (b) such Assignment Tax does not arise as a result of an assignment (or designation of a new Applicable Lending Office) pursuant to a request by a Borrower under Section 3.06. “Outstanding Amount” means (a) with respect to the Revolving Credit Loans and Swing Line Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans (including any refinancing of outstanding Unreimbursed Amounts under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Unreimbursed Amounts under related Letters of Credit (including any refinancing of outstanding Unreimbursed Amounts under related Letters of Credit or related L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date. “Parent Borrower” has the meaning specified in the introductory paragraph to this Agreement. 59 #95488248v20

“Participant” has the meaning specified in Section 10.07(e). “Participant Register” has the meaning specified in Section 10.07(e). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding six (6) years. “Permitted Acquisition” has the meaning specified in Section 7.03(j). “Permitted Equity Issuance” means any sale or issuance of any Qualified Equity Interests other than a sale or issuance that would constitute an Excluded Contribution Amount. “Permitted Liens” means: (a) Liens created by or arising under (x) the Loan Documents in favor of the Administrative Agent on behalf of the Secured Parties and the other holders of the Obligations and Liens created by or arising under the Loan Documents in favor of the Collateral Agent on behalf of the Secured Parties and (y) the Term Loan Credit Agreement; (b) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not overdue for a period of more than thirty (30) days or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof); (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business; provided that such Liens secure only amounts not yet due and payable or, if due and payable, not overdue for a period of more than thirty (30) days and unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof); (d) Liens arising in the ordinary course of business under supplier agreements or securing related obligations to suppliers; 60 #95488248v20

(e) Liens that are non-exclusive licenses of IP Rights granted in the ordinary course of business; (f) (e) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any member of the Consolidated Group in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (g) (f) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h); (h) (g) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances that do not secure any monetary obligations and do not, in any material respect, impair the use of the encumbered real property in the ordinary course of business; (i) (h) Liens on property of any Person securing Indebtedness (including Capitalized Leases and synthetic leases) of a Loan Party to the extent permitted under Section 7.01(c); (j) (i) leases or subleases granted to others not interfering in any material respect with the business of any member of the Consolidated Group; (k) (j) any interest or title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement; (l) (k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (m)(l) Liens deemed to exist in connection with Investments in repurchase agreements which constitute Permitted Investments permitted under Section 7.03; (n) (m) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions; (o) (n) Liens created or deemed to exist in connection with a Qualified Securitization Transaction permitted under Section 7.01(f) (including any related filings of any financing statements), but only to the extent that any such Lien relates to the applicable Receivables Related Assets actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such transaction; 61 #95488248v20

(p) (o) Liens of a collection bank arising under Section 4-210 of the UCC on items in the course of collection; (q) (p) Liens existing on the date hereofAmendment No. 2 Effective Date and, to the extent securing Indebtednessobligations in excess of $1,000,0005,000,000, set forth on Schedule 7.01(b)7.02; (r) (q) Liens securing Indebtedness (or other obligations not constituting Indebtedness) of any member of the Consolidated Group incurred pursuant to Section 7.01(h) and (o) ((A) (solely with respect to Indebtedness under the 2014 Indenture as in effect on the date hereof), 7.01(h)(C) and 7.01(o) (in the case of clause (o), only to the extent secured by assets of such Non-Loan Parties which are not collateralCollateral); (r) [reserved]; (s) Liens securing Indebtedness permitted pursuant to Section 7.01(u) and 7.01(aa); provided that, to the extent such Liens are on the Collateral, such Liens may be either a Lien on the Collateral that is pari passu with the Lien securing the Obligations or a Lien ranking junior to the Lien on the Collateral securing the Obligations and, in any such case, the beneficiaries thereof (or an agent on their behalf) shall have entered into an Acceptable Intercreditor Agreement; (t) (s) Liens on cash deposits not to exceed $25,000,00050,000,000 in the aggregate at any time outstanding for the purpose of collateralizing certain financial obligations under any workers’ compensation, unemployment insurance and other types of social security in the ordinary course; (u) (t) Liens on the cash proceeds (and the related escrow account, and any money market funds or securities in which such cash proceeds are temporarily invested during the applicable escrow period) of any issuance of Indebtedness permitted pursuant to Section 7.01 in connection with the cash proceeds of such Indebtedness being placed into (and pending the release from) escrow; (v) (u) Liens created in the ordinary course of business in favor of banks and other financial institutions over balances of any bank accounts of any Foreign Subsidiary held at such banks or such financial institutions, as the case may be, to facilitate the operation of cash pooling arrangements in respect of such bank accounts in the ordinary course of business; (v) [reserved]; (w) Liens securing Indebtedness permitted to be secured pursuant to Section 7.077.01(n) or (p) to the extent set forth therein; provided that to the extent such Liens are on the Collateral, such Liens may be either a Lien that is pari passu with the Lien securing the Obligations or a Lien ranking junior to the Lien securing the Obligations and, in any such case, the beneficiaries thereof (or an agent on their behalf) shall have entered into an Acceptable Intercreditor Agreement; (x) [reserved]; 62 #95488248v20

(y) (x) other Liens securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed the greater of (x) $150,000,000265,000,000 and (y) 37.540% of Consolidated EBITDA of the Parent Borrower for the most recently ended Test Period calculated on a Pro Forma Basis; (z) (y) with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by Law; (aa)(z) the modification, replacement, renewal or extension of any Lien permitted by clauses (h), (oi) and (bbq) above and (dd) below; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.01, and (B) proceeds and products thereof; and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.01; and (bb)(aa) Liens securing Indebtedness permitted pursuant to Section 7.01(k); provided that, (i) such Liens shall only secure the obligations secured on the date of the related Permitted Acquisition or other similar Investment and such liens shall not extend to any other property of the Parent Borrower and its Restricted Subsidiaries that is not after-acquired property of the relevant acquired entities contemplated to be secured by such Indebtedness on the date of assumption thereof (and for the avoidance of doubt, no such after-acquired property shall be property of the Parent Borrower and its Restricted Subsidiaries in existence prior to such date of assumption) and (ii) to the extent such Liens are on the Collateral, the beneficiaries thereof (or an agent on their behalf) shall have entered into an Acceptable Intercreditor Agreement; (cc) (bb) Liens in favor of the Parent Borrower or a Restricted Subsidiary securing Indebtedness permitted under Section 7.01(e)(i) (provided that, solely with respect to Indebtedness required to be Subordinated Debt under Section 7.01(e)(i), such Lien shall be subordinated to the Liens on the Collateral securing the Obligations to the same extent); (dd) (cc) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.13), in each case after the date hereof; provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) the Indebtedness secured thereby is permitted under Section 7.01; 63 #95488248v20

(ee) (dd) Liens securing Indebtedness permitted pursuant to Sections 7.01 (n) (to the extent set forth therein) or (p); provided that, such Liens may be a Lien on the Collateral that is pari passu with, or junior to, the Lien securing the Obligations (but may not be secured by any assets that are not Collateral) and the beneficiaries thereof (or an agent on their behalf) shall have entered into an Acceptable Intercreditor Agreement; andSection 7.01(q); and (ff) (ee) Liens securing Indebtednessobligations existing or arising under any Swap Contract permitted pursuant to Section 7.01(q) and (ug). For purposes of determining compliance with this definition, in the event that a Lien meets the criteria of more than one of the categories of Liens described in clauses (a) through (eeff) above, the Borrowers may, in their sole discretion, classify and reclassify or later divide, classify or reclassify such Lien (or any portion thereof) and will only be required to include the amount and type of such Lien in one or more of the above clauses; provided that all Liens outstanding under the Loan Documents will be deemed to have been incurred in reliance only on the exception in clause (a) of this definition. To the extent any Lien permitted by this definition may secure Indebtedness permitted by Section 7.01, such Lien shall also be deemed to permit Liens securing obligations not constituting Indebtedness as a result of the accrual of interest, the accretion of accreted value, the amortization of original issue discount and the payment of interest. “Permitted Refinancing” means, with respect to any Person, any modification (other than a release of such Person), refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon, plus amounts that would otherwise be permitted under Section 7.01 (with such amounts being deemed utilization of the applicable basket or exception under Section 7.01), plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, and as otherwise permitted under Section 7.01, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.01(c), such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended or, if earlier, the Latest Maturity Date (provided that the foregoing requirements of this clause (b) shall not apply to any Inside Maturity Debt and any Qualifying Bridge Facility), (c) to the extent such Indebtedness being so modified, refinanced, refunded, renewed or extended is secured by a Lien on the Collateral, (i) the Lien securing such Indebtedness as modified, refinanced, refunded, renewed or extended shall not be senior in priority to the Lien on the Collateral securing the Indebtedness being modified, refinanced, refunded, renewed or extended unless otherwise permitted under any basket or exception under the definition of “Permitted Liens” (with such amounts constituting utilization of the applicable basket or exception under the definition of “Permitted Liens”) and (ii) such Indebtedness as so modified, refinanced, refunded, renewed or extended shall not be secured by any assets of the Parent Borrower or its Restricted Subsidiaries that does not secure the Indebtedness being modified, refinanced, refunded, renewed or extended, (d) to the extent such 64 #95488248v20

Indebtedness being so modified, refinanced, refunded, renewed or extended is unsecured, such modification, refinancing, refunding, replacement or extension shall also be unsecured unless secured by Liens that are otherwise permitted under any basket or exception under the definition of “Permitted Liens” (with such amounts constituting utilization of the applicable basket or exception under the definition of “Permitted Liens”) and (e) if such Indebtedness being modified, refinanced, refunded, renewed or extended is Indebtedness permitted pursuant to Section 7.01(b), (i) to the extent such Indebtedness being so modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being so modified, refinanced, refunded, renewed or extended unless otherwise permitted by any basket or exception under Section 7.01 (with such amounts constituting utilization of the applicable basket or exception under Section 7.01), (ii) in the case of Indebtedness initially incurred pursuant to Section 7.01(b), the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended (other than in the case of terms applying to periods after the then Latest Maturity Date or otherwise added for the benefit of the Lenders hereunder); provided that a certificate of a Responsible Officer of the Parent Borrower delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Parent Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Parent Borrower within such five (5) Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iii) such modification, refinancing, refunding, renewal or extension is incurred by a Person who is the obligor of the Indebtedness being so modified, refinanced, refunded, renewed or extended, and no additional obligors become liable for such Indebtedness except to the extent permitted by any basket or exception under Section 7.01 (with such amounts constituting utilization of the applicable basket or exception under Section 7.01). “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) other than a Foreign Plan, established or maintained by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate. “Plan Assets” means “plan assets” within the meaning of U.S. Department of Labor Regulation 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA. “Platform” has the meaning specified in Section 6.02. 65 #95488248v20

“Post-Acquisition Period” means, with respect to any Permitted Acquisition or the conversion of any Unrestricted Subsidiary into a Restricted Subsidiary, the period beginning on the date such Permitted Acquisition or conversion is consummated and ending on the last day of the twenty-four (24) months immediately following the date on which such Permitted Acquisition or conversion is consummated. “Pre-Adjustment Successor Rate” has the meaning specified in Section 3.02(c). “Preferred Stock” as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person. “Pro Forma Adjustment” means, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or Converted Restricted Subsidiary or the Consolidated EBITDA of the Parent Borrower, (a) the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, that is factually supportable and is expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act, as interpreted by the Securities and Exchange Commission and (b) additional good faith pro forma adjustments arising out of cost savings initiatives attributable to such transaction and additional costs associated with the combination of the operations of such Acquired Entity or Business or Converted Restricted Subsidiary with the operations of the Parent Borrower and its Restricted Subsidiaries, in each case being given pro forma effect, that (i) have been realized, (ii) subject to the limitations set forth in clause (a1)(viiig) of the definition of Consolidated EBITDA, will be implemented following such transaction and are supportable and quantifiable and expected to be implemented within the succeeding twenty-four (24) months and, in each case, including, but not limited to, (w) reduction in personnel expenses, (x) reduction of costs related to administrative functions, (y) reductions of costs related to leased or owned properties and (z) reductions from the consolidation of operations and streamlining of corporate overhead taking into account, for purposes of determining such compliance, the historical financial statements of the Acquired Entity or Business or Converted Restricted Subsidiary and the consolidated financial statements of the Parent Borrower and its Subsidiaries, assuming such Permitted Acquisition or conversion, and all other Permitted Acquisitions or conversions that have been consummated during the period, and any Indebtedness or other liabilities repaid in connection therewith had been consummated and incurred or repaid at the beginning of such period (and assuming that such Indebtedness to be incurred bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the interest rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination); provided that, so long as such actions are initiated during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, as applicable, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, it may be assumed that such cost savings will be realizable during the entirety of such Test Period, or such additional costs, as applicable, will be incurred during the entirety of such Test Period. “Pro Forma Basis” and “Pro Forma Effect” mean, with respect to compliance with any test hereunder for an applicable period of measurement, that (A) to the extent 66 #95488248v20 applicable, the Pro Forma Adjustment shall have been made and (B) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement (as of the last date in the case of a balance sheet item) in such test: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of a Disposition of all or substantially all Equity Interests in any Restricted Subsidiary of the Parent Borrower or any division, product line, or facility used for operations of the Parent Borrower or any of its Restricted Subsidiaries, shall be excluded, and (ii) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction,” shall be included, (b) any retirement of Indebtedness, and (c) any Indebtedness incurred or assumed by the Parent Borrower or any of its Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that, without limiting the application of the Pro Forma Adjustment pursuant to clause (A) above, the foregoing pro forma adjustments may be applied to any such test solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events (including operating expense reductions) that are (as determined by the Parent Borrower in good faith) (i)(x) directly attributable to such transaction, (y) expected to have a continuing impact on the Parent Borrower and its Restricted Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment. “Public Company Costs” has the meaning assigned to such term in the definition of the term “Consolidated EBITDA”.means, as to any Person, costs associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and costs relating to compliance with the provisions of the Securities Act and the Exchange Act or any other comparable body of laws, rules or regulations, as companies with listed equity, directors’ compensation, fees and expense reimbursement, costs relating to enhanced accounting functions and investor relations, shareholder meetings and reports to shareholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, and listing fees, in each case to the extent arising solely by virtue of the listing of such Person’s equity securities on a national securities exchange or issuance of public debt securities. “Public Lender” has the meaning specified in Section 6.02. “Qualified Acquisition” means any Permitted Acquisition (other than the acquisition consummated in connection with the Merger) by the Parent Borrower and its Restricted Subsidiaries, if the aggregate amount of Indebtedness incurred by the Restricted Subsidiaries to finance the purchase price of, or other consideration for, or assumed by the Restricted Subsidiaries in connection with, such Permitted Acquisition is at least $100,000,000. “Qualified Acquisition Election” has the meaning set forth in Section 7.11(a). “Qualified Equity Interests” means any Equity Interests of the Parent Borrower (or any direct or indirect parent of the Parent Borrower), in each case, that are not Disqualified Equity Interests. 67 #95488248v20

“Qualified Securitization Transaction” means any Securitization Transaction; provided that (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) under such Securitization Transaction shall be (i) recourse to any member of the Consolidated Group (other than any Securitization Subsidiary) other than pursuant to Standard Securitization Obligations or Limited Originator Recourse, (ii) supported by Guarantee Obligations of any member of the Consolidated Group (other than any Securitization Subsidiary) other than pursuant to Standard Securitization Obligations or Limited Originator Recourse or (iii) secured (directly or indirectly, contingently or otherwise) by any Lien on any property of any member of the Consolidated Group (other than any Securitization Subsidiary) other than pursuant to Standard Securitization Obligations or Limited Originator Recourse, (b) such Securitization Transaction (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Consolidated Group and any applicable Securitization Subsidiary, (c) all sales, conveyances or other transfers of Securitization Receivables and related assets to any Securitization Subsidiary are made at fair market value and (d) the financing terms, covenants, termination events and other provisions thereof, including any Standard Securitization Obligations, shall be market terms, in each case as determined by the Parent Borrower in good faith. For the avoidance of doubt, the Securitization Transactions contemplated by that certain Receivables Financing Agreement, dated as of February 19, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof), by and among O&M Funding LLC, as borrower, Owens & Minor Medical, Inc., as servicer, the persons from time to time party thereto, as lenders, PNC Bank, National Association, as administrative agent, and PNC Capital Markets LLC, as structuring agent, constitute a “Qualified Securitization Transaction”. “Qualifying Bridge Facility” means customary bridge loans, so long as any loans, notes, securities or other Indebtedness for which such bridge loans are exchanged, replaced or converted satisfy (or will satisfy at the time of such exchange, replacement or conversion) any otherwise applicable requirements. “Quotation Date” means, in respect of the determination of the Eurocurrency Rate for any Interest Period for a Eurocurrency Rate Loan denominated in (i) a LIBOR Quoted Currency, the day that is two Business Days prior to the first day of such Interest Period and (ii) Canadian Dollars, the date of commencement of such Interest Period. “Ratings” means a public corporate family rating from Moody’s, S&P and Fitch in respect of the Parent Borrower after giving effect to the Transactions and the other transactions contemplated by this Agreement. “Receivables” means, as of any date of determination, the aggregate net book value of all accounts, accounts receivable, receivables, and obligations for payment created or arising from the sale of inventory or the rendering of services in the ordinary course of business, whether evidenced by chattel paper, instruments or otherwise, owned by or owing to the Parent Borrower and its Domestic Subsidiaries on a consolidated basis after deducting allowances or reserves relating thereto, as shown on the books and records of the Parent Borrower and its Domestic Subsidiaries (but excluding, in any event, without duplication, the aggregate net book value of all Receivables transferred to a Securitization Subsidiary or other Person in connection with a Qualified Securitization Transaction). 68 #95488248v20

“Receivables Related Assets” means (a) any rights arising under the documentation governing or relating to any Securitization Receivables (including rights in respect of Liens securing such Securitization Receivables and other credit support in respect of such Securitization Receivables), (b) any proceeds of such Securitization Receivables and any lockboxes or accounts in which such proceeds are deposited, (c) spread accounts and other similar accounts (and any amounts on deposit therein) established in connection with a Qualified Securitization Transaction, (d) any warranty, indemnity, dilution and other intercompany claim arising out of the documentation evidencing any Qualified Securitization Transaction, and (e) other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable. “Refinancing” means the repayment in full, termination of all commitments and release of all liens under the Existing Credit Agreement. “Refinancing Revolving Commitments” means Incremental Revolving Commitments that are designated by a Responsible Officer of the Parent Borrower as “Refinancing Revolving Commitments” in a certificate of a Responsible Officer of the Parent Borrower delivered to the Administrative Agent on or prior to the date of incurrence; provided that (i) any Refinancing Revolving Commitments shall not be in a principal amount that exceeds the amount of Revolving Credit Commitments so refinanced, except to the extent a different incurrence basket pursuant to Section 7.01 is utilized plus an amount equal to any fees, expenses, commissions, underwriting discounts and premiums payable in connection with such Refinancing Revolving Commitments, (ii) to the extent applicable, an Acceptable Intercreditor Agreement is entered into, (iii) other than with respect to any Inside Maturity Debt and any Qualifying Bridge Facility, any Refinancing Revolving Commitment does not mature prior to the maturity date of or have scheduled amortization or commitment reductions prior to the maturity date of the Revolving Credit Commitments being refinanced, (iv) such Refinancing Revolving Commitments have the same guarantors as the Revolving Credit Commitments being refinanced unless such guarantors substantially concurrently guarantee the Obligations, (v) such Refinancing Revolving Commitments are secured by the same assets as the Revolving Credit Commitments being refinanced unless such assets substantially concurrently secure the Obligations and (vi) the terms and conditions of such Refinancing Revolving Credit Commitments (excluding pricing and optional prepayment or redemption terms or covenants or other provisions applicable only to periods after the Maturity Date of the Loans or Commitments being refinanced) shall reflect market terms and conditions at the time of incurrence or issuance (as reasonably determined by the Parent Borrower in good faith) and (vii) if such Refinancing Revolving Credit Commitments contain any financial maintenance covenants, such covenants shall be added for the benefit of the Revolving Credit Lenders. “Register” has the meaning specified in Section 10.07(d). “Related Adjustment” means, in determining any LIBOR Successor Rate, the first relevant available alternative set forth in the order below that can be determined by the Administrative Agent applicable to such LIBOR Successor Rate: (A) the spread adjustment, or method for calculating or determining such spread adjustment, which may be positive, negative or zero, that has been selected or recommended by the Relevant Governmental Body for the relevant 69 #95488248v20

Pre-Adjustment Successor Rate (taking into account the interest period, interest payment date or payment period for interest calculated and/or tenor thereto) and which adjustment or method (x) is published on an information service as selected by the Administrative Agent in good faith from time to time in its reasonable discretion or (y) solely with respect to Term SOFR, if not currently published, which was previously so recommended for Term SOFR and published on an information service reasonably acceptable to the Administrative Agent; or (B) the spread adjustment (which may be positive, negative or zero) that would apply (or has previously been applied) to the fallback rate for a derivative transaction referencing the ISDA Definitions (taking into account the interest period, interest payment date or payment period for interest calculated and/or tenor thereto). “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection, migration or leaching on, into or through the Environment or into, from or through any building, structure or facility. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York. “Relevant Rate” means, with respect to any Loan denominated in (a) Sterling, SONIA, (b) Euros, EURIBOR, (c) Japanese Yen, TIBOR, (d) Australian Dollars, BBSY, (e) Canadian Dollars, CDOR and (f) Dollars, SOFR, as applicable. “Reportable Event” means, with respect to any Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived. “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Lenders” means, as of any date of determination, Lenders having more than 50.0% of the sum of the (a) Total Outstandings (with the aggregate outstanding amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by any Defaulting Lender or Lenders that are Affiliates of the Parent Borrower shall be excluded for purposes of making a determination of Required Lenders. “Required Revolving Credit Lenders” means, as of any date of determination, Lenders having more than 50.0% in the aggregate of (a) the Revolving Credit Commitments or (b) after the termination of the Revolving Credit Commitments, the Revolving Credit Exposure; provided that the Revolving Credit Commitment and the Revolving Credit 70 #95488248v20

Exposure of any Defaulting Lender or Affiliates of the Parent Borrower shall be excluded for the purposes of making a determination of Required Revolving Credit Lenders. “Rescindable Amount” has the meaning as defined in Section 9.16. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer, assistant treasurer, or other similar officer or director of a Loan Party and, as to any document delivered on the Closing Date, any secretary or assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest in the Parent Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the holders of Equity Interests of the Parent Borrower. “Restricted Subsidiary” means any Subsidiary of the Parent Borrower other than an Unrestricted Subsidiary. “Revaluation Date” means, (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in a currency other than Dollarsan Alternative Currency Loan, (ii) each date of a continuation of a Eurocurrencyan Alternative Currency Term Rate Loan denominated in a currency other than Dollars pursuant to Section 2.02, (iii) with respect to calculations of the Dollar Equivalent made pursuant to Section 2.12, each date a payment is made in Dollars in lieu of a currency other than Dollars, and (iv) such additional dates as are set forth in this Agreement; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by an L/C Issuer under any Letter of Credit denominated in an Alternative Currency, (iv) in the case of all Existing Letters of Credit denominated currencies other than Dollars, if any, the Closing Date, and (v) such additional dates as the Administrative Agent or the applicable L/C Issuers shall determine or the Required Lenders shall require. “Revolving Credit Borrowing” means a borrowing consisting of Revolving Credit Loans of the same Class and Type, made, converted or continued on the same date and, in 71 #95488248v20 the case of EurocurrencyTerm SOFR Loans and Alternative Currency Term Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01. “Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01 or Section 2.03, as applicable, (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be (i) $300,000,000 on the Closing Date and (ii) $450,000,000 on the Amendment No. 2 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement (the “Aggregate Revolving Commitment Amount”). “Revolving Credit Commitment Increase” has the meaning specified in Section 2.14. “Revolving Credit Exposure” means, as to each Revolving Credit Lender at any time, the sum of (a) the outstanding principal amount of all Revolving Credit Loans held by such Revolving Credit Lender (or its Applicable Lending Office), (b) such Revolving Credit Lender’s Applicable Percentage of the L/C Obligations and (c) such Revolving Credit Lender’s Applicable Percentage of the Swing Line Obligations. “Revolving Credit Facility” has the meaning specified in the Preliminary Statements to this Agreement. “Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment or that holds Revolving Credit Loans at such time. “Revolving Credit Loan” has the meaning specified in Section 2.01. “Revolving Credit Note” means a promissory note of any Borrower or Borrowers payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C hereto, evidencing the aggregate Indebtedness of the such Borrower or Borrowers to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Sale Leaseback” means any transaction or series of related transactions pursuant to which the Parent Borrower or any of its Restricted Subsidiaries (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed. 72 #95488248v20

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, (b) with respect to disbursements and payments in Euro, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in Euro and (c) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the applicable L/C Issuer to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanctions Laws and Regulations” means (a) any sanctions or related requirements imposed by the USA PATRIOT Act, the Executive Order No. 13224 of September 23, 2001, entitled Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), the U.S. International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the U.S. Trading with the Enemy Act (50 U.S.C. App. §§ 1 et seq.), the U.S. Syria Accountability and Lebanese Sovereignty Act, the U.S. Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 or the Iran Sanctions Act, Section 1245 of the National Defense Authorization Act of 2012, all as amended, or any of the foreign assets control regulations (including but not limited to 31 C.F.R., Subtitle B, Chapter V, as amended) or any other law or executive order relating thereto administered by the U.S. Department of the Treasury Office of Foreign Assets Control or the U.S. Department of State enacted in the United States on or after the date of this Agreement, or (b) any sanctions or related requirement imposed or administered by the European Union, the United Nations Security Council, or the United Kingdom. “Scheduled Unavailability Date” has the meaning specified in Section 3.02(cb)(ii). “SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions. “Second Amendment” means that certain Amendment No. 2 to this Agreement, dated as of March 29, 2022, by and among the U.S. Borrowers, the Parent Borrower, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent, the Collateral Agent, the Swing Line Lender and Bank of America, N.A., as L/C Issuer. “Secured Bilateral Letter of Credit” means any Bilateral Letter of Credit that is issued by a Bilateral Letter of Credit Bank for the benefit of any Loan Party or any Restricted Subsidiary. “Secured Hedge Agreement” means any Swap Contract that is entered into by and between any Loan Party or any Restricted Subsidiary and any Hedge Bank.; provided that, in no event shall any Swap Contract constitute a Secured Hedge Agreement hereunder to the extent that the obligations of any Loan Party or any other Restricted Subsidiary arising under such Swap Contract constitute “Obligations” under and as defined in the Term Loan Credit Agreement. “Secured Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt that is secured by a Lien on the Collateral as of the last day of such 73 #95488248v20

Test Period to (b) Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for such Test Period. “Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, the L/C Issuers, the Hedge Banks, the Cash Management Banks, the Bilateral Letter of Credit Banks, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.02. “Secured Party Designation Notice” means a notice from any Bilateral Letter of Credit Bank substantially in the form of Exhibit I. “Securities Act” means the Securities Act of 1933. “Securitization Receivables” has the meaning specified in the definition of “Securitization Transaction”. “Securitization Subsidiary” means (a) O&M Funding LLC, a Delaware limited liability company, and (b) any other wholly-owned Special Purpose Vehicle (other than, for the avoidance of doubt, any Loan Party) which engages in no activities other than those reasonably related to or in connection with the entering into of Securitization Transactions and which is designated by the board of directors of the Parent Borrower (as provided below) as a Securitization Subsidiary; provided that no member of the Consolidated Group shall (i) provide credit support to such Securitization Subsidiary other than Limited Originator Recourse, (ii) have any contract, agreement, arrangement or understanding with such Securitization Subsidiary other than on terms that are fair and reasonable and that are no less favorable to such member of the Consolidated Group than could be obtained from an unrelated Person (other than representations, warranties and covenants (including those relating to servicing) entered into in the ordinary course of business in connection with a Qualified Securitization Transaction and intercompany notes relating to the sale of Securitization Receivables to such Securitization Subsidiary and Limited Originator Recourse) or (iii) have any obligation to maintain or preserve such Securitization Subsidiary’s financial condition or to cause such Securitization Subsidiary to achieve certain levels of operating results other than Limited Originator Recourse. Any such designation by the board of directors of the Parent Borrower (other than with respect to O&M Funding LLC) shall be evidenced to the Administrative Agent and each Lender by filing with the Administrative Agent and each Lender a certified copy of the resolutions of the board of directors of the Parent Borrower giving effect to such designation. “Securitization Transaction” means any financing transaction or series of financing transactions that have been or may be entered into by a member of the Consolidated Group pursuant to which such member of the Consolidated Group may sell, convey or otherwise transfer to any Person (including, without limitation, a Securitization Subsidiary) or may grant a security interest in any accounts receivable, notes receivable, rights to future lease payments or residuals or other similar rights to payment (the “Securitization Receivables”) (whether such Securitization Receivables are then existing or arising in the future) of such member of the Consolidated Group, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Securitization Receivables, and other assets which 74 #95488248v20 are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets. “Security Agreement” means, collectively, the First Lien Security Agreement executed by the Loan Parties party thereto on the Closing Date substantially in the form of Exhibit H as supplemented by any Security Agreement Supplement executed and delivered pursuant to Section 6.10. “Security Agreement Supplement” means a supplement to any Security Agreement as contemplated by such Security Agreement. “SOFR” with respect to any Business Day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day and, in each case, that has been selected or recommended by the Relevant Governmental Body. “SOFR-Based Rate” means SOFR or Term SOFR. “Senior Notes” means, collectively, the 2014 Indenture Notes, the 2021 Indenture Notes and the 2022 Indenture Notes. “SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York. "SOFR Adjustment" means (a) with respect to Daily Simple SOFR, 0.10% and (b) with respect to Term SOFR, 0.10%. “Sold Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA.” “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (i) the fair value of the property of such Person is greater than the total amount of debts and liabilities, contingent, subordinated or otherwise, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the liability of such Person on its debts as they become absolute and matured, (iii) such Person will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as they become absolute and matured and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital; provided that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to 75 #95488248v20 time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto. “SONIA Adjustment” means, with respect to SONIA, 0.0326% per annum. “Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe. “Special Purpose Vehicle” means a trust, partnership, or other entity established by any member of the Consolidated Group to implement a Qualified Securitization Transaction. “SPC” has the meaning specified in Section 10.07(h). “Specified Communications” has the meaning specified in Section 10.02(g). “Specified Event of Default” means an Event of Default pursuant to Sections 8.01(a), 8.01(f) or 8.01(g) (in the case of Section 8.01(f) or 8.01(g), with respect to the Parent Borrower or the other Borrowers). “Specified Representations” means the representations and warranties of the Borrowers set forth in Sections 5.01(a) (solely as it relates to Parent Borrower and the other Borrowers), 5.01(b)(ii), 5.02(a) (related to the entering into and performance of the Loan Documents and the incurrence of the extensions of credit thereunder), 5.02(b)(i) (related to the entering into and performance of the Loan Documents and the incurrence of the extensions of credit thereunder), 5.04, 5.12, 5.15, 5.16 and 5.18. “Specified Transaction” means any Investment, incurrence or repayment of Indebtedness, Restricted Payment, Subsidiary designation or Incremental Revolving Commitments or Extended Revolving Credit Commitments that by the terms of this Agreement requires such test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect”; provided that any increase in the Revolving Credit Commitment above the Revolving Credit Commitments in effect on the Closing Date, for purposes of this “Specified Transaction” definition, shall be deemed to be fully drawn; provided, further, that at the Parent’sParent Borrower’s sole election, any such Specified Transaction (other than a Restricted Payment) having an aggregate value of less than $15,000,00030,000,000 shall not be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect.” “Spot Rate” means, in relation to the conversion of one currency into another currency, the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the 76 #95488248v20 date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency. “Standard Securitization Obligations” means representations, warranties, covenants, indemnities and other obligations entered into by any member of the Consolidated Group (other than any Securitization Subsidiary) which are reasonably customary in Securitization Transactions. “Sterling” means the lawful currency of Great Britain. “Subordinated Debt” means Indebtedness incurred by a Loan Party that is subordinated in right of payment to the prior payment of all Obligations of such Loan Party under the Loan Documents. “Subordinated Debt Documents” means any agreement, indenture or instrument pursuant to which any Subordinated Debt is issued, in each case as amended to the extent permitted under the Loan Documents. “Subsidiary” of a Person means a corporation, company, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent Borrower. “Subsidiary Guarantor” means, collectively, the Subsidiaries of the Parent Borrower that are Guarantors. “Successor Borrower” has the meaning specified in Section 7.04(d). “Successor Rate” has the meaning specified in Section 3.02(b). “Supplemental Administrative Agent” has the meaning specified in Section 9.13(a) and “Supplemental Administrative Agents” shall have the corresponding meaning. “Supported QFC” has the meaning specified in Section 10.27. “Survey” means a survey of any Mortgaged Property (and all improvements thereon) which is (a) (i) prepared by a surveyor or engineer licensed to perform surveys in the jurisdiction where such Mortgaged Property is located, (ii) certified by the surveyor (in a manner reasonably acceptable to the Administrative Agent) to the Administrative Agent, the Collateral Agent and the Title Company and the applicable Loan Party, (iii) complying in all respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date of preparation of such survey, (iv) sufficient for the Title Company to remove all standard survey exceptions from the Mortgage Policy relating to such Mortgaged Property and issue the endorsements of the type required by paragraph (f) of the definition of Collateral and Guarantee Requirement and (v) otherwise reasonably acceptable to the Administrative Agent. 77 #95488248v20

“Surviving Indebtedness” means Indebtedness of the Parent Borrower or any of its Subsidiaries outstanding immediately after giving effect to the Refinancingrepayment in full, termination of all commitments and release of all liens under the Existing Apria Credit Agreement. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligation” means any obligation of any Guarantor to pay or perform under any agreement, contract, or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark to market value(s) for such Swap Contracts, as determined by the Hedge Bank (or the Parent Borrower, if no Hedge Bank is party to such Swap Contract) in accordance with the terms thereof and in accordance with customary methods for calculating mark-to-market values under similar arrangements by the Hedge Bank (or the Parent Borrower, if no Hedge Bank is party to such Swap Contract). “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Lender” means Bank of America, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic 78 #95488248v20 platform or transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrowers. “Swing Line Obligations” means, as at any date of determination, the aggregate principal amount of all Swing Line Loans outstanding. “Swing Line Sublimit” means an amount equal to the lesser of (a) $75,000,000 and (b) the aggregate principal amount of the Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments. “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007. “TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Taxes” means all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings (including backup withholding) or other charges imposed by any Governmental Authorities, including additions to tax, penalties and interest with respect thereto. “Term Facility” means the term loan commitments made available to the Borrowers in an initial aggregate principal amount of $1,100,000,000 under the Term Loan Credit Agreement. “Term Loan Credit Agreement” means that certain Term Loan Credit Agreement, dated as of March 29, 2022, by and among the U.S. Borrowers, as borrowers, the Parent Borrower, the Lenders (as defined therein) party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Term Loans” means the term loans made to the Borrowers under the Term Loan Credit Agreement. “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day; 79 #95488248v20 provided, that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would be zero, the Term SOFR shall be deemed zero for purposes of this Agreement. “Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR. “Term SOFR Replacement Date” has the meaning specified in Section 3.02(b). “Term SOFR Scheduled Unavailability Date” has the meaning specified in Section 3.02(b). “Term SOFR Screen Rate” means the forward-looking SOFR term rate for any period that is approximately (as reasonably determined byadministered by CME (or any successor administrator satisfactory to the Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selectedand published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time in its reasonable discretion). “Test Period” means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Parent Borrower ending on or prior to such date for which financial statements have been or are required to be delivered pursuant to Section 4.01, Section 6.01(a) or 6.01(b). “Threshold Amount” means $50,000,000. “Title Company” means any title insurance company as shall be retained by the Parent Borrower to issue the Mortgage Policies and reasonably acceptable to the Administrative Agent. “Total Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for such Test Period. “Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations. “Transactions” means, collectively, (a) the funding, of the Initial Revolving Borrowing hereunder, (b) the as applicable, (a) the Merger and other related transactions contemplated by the Merger Agreement, (b) the funding of the Initial Term Borrowing (as defined in the Term Loan Credit Agreement) under the Term Loan Credit Agreement, (c) the execution and delivery of the Loan Documents and (cas defined in the Term Loan Credit Agreement), (d) the payment of Transaction Expenses, (e) the issuance of the 2022 Indenture Notes and (f) the execution and delivery of the Second Amendment. 80 #95488248v20

“Transaction Expenses” means any fees or expenses incurred or paid by Parent Borrower, the Borrowers, or any Restricted Subsidiary in connection with the TransactionTransactions and the transactions contemplated in connection therewith. “Type” means, with respect to a Loan, its character as a Base Rate Loan, a Daily LIBORSimple SOFR Swingline Loan or, a Eurocurrency Term SOFR Loan, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended formfrom time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Ultimate Parent Entity” means any direct or indirect parent of the Parent Borrower. “Unaudited Parent Borrower Financial Statements” means an unaudited pro forma consolidated balance sheet and related unaudited pro forma consolidated statement of income of the Parent Borrower and its Subsidiaries for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended December 31, 2021, prepared after giving effect to the Transactions as if the Transactions had occurred on such date (in the case of such pro forma balance sheet) or on the first day of such period (in the case of such pro forma statement of income), as applicable, which need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting. “Undisclosed Administration” means in relation to a Lender or its parent company the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” and “U.S.” mean the United States of America. “United States Tax Compliance Certificate” has the meaning specified in Section 3.01. 81 #95488248v20

“Unrestricted Incremental First Lien Amount” means, with respect to the incurrence or issuance of Incremental Revolving Commitments or Incremental Equivalent Debt, an amount not to exceed the greater of (i) $375,000,000660,000,000 and (ii) 100.0% of Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Test Period (calculated on a Pro Forma Basis), in the aggregate for all such incurrences or issuances after the ClosingAmendment No. 2 Effective Date. “Unrestricted Subsidiary” means (i) each Subsidiary of the Parent Borrower listed on Schedule 1.01B, (ii) any Subsidiary of the Parent Borrower designated by the Parent Borrower as an Unrestricted Subsidiary pursuant to Section 6.13 subsequent to the date hereofClosing Date and (iii) any Subsidiary of an Unrestricted Subsidiary. “USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time. “U.S. Borrowers” has the meaning specified in the introductory paragraph hereof. “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such date is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. “Voluntary Prepayment Amount” has the meaning specified in Section 2.14(a). “Voting Stock” means, with respect to any Person, the voting stock or other securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or Persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness. “Wholly Owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person. 82 #95488248v20

“Withdrawal Liability” means the liability of a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) (i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (i) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears. (ii) The term “including” is by way of example and not limitation. (iii) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” (d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. Section 1.03. Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in 83 #95488248v20 preparing the Audited Parent Borrower Financial Statements, except as otherwise specifically prescribed herein. (b) Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Total Leverage Ratio, the First Lien Leverage Ratio, the Secured Leverage Ratio and the Consolidated Interest Coverage Ratio shall be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis. (c) Where reference is made to “the Parent Borrower and its Restricted Subsidiaries on a consolidated basis” or similar language, such consolidation shall not include any Subsidiaries of the Parent Borrower other than Restricted Subsidiaries. Section 1.04. Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). Section 1.05. References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by any Loan Document; i) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law; and ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns. Section 1.06. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). Section 1.07. Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day. Section 1.08. Currency Equivalents Generally. (a) Any amount specified in this Agreement (other than in Article II, Article IV and Article X or as set forth in paragraph (b), (c) or (d) of this Section) or any of the other Loan Documents to be in Dollars shall also include the Dollar Equivalent of such amount in any currency other than Dollars. The Administrative Agent or the applicable L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating such Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Euro or an Alternative Currency. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts 84 #95488248v20 between the applicable currencies until the next Revaluation Date to occur. Notwithstanding the foregoing, for purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of any Liens, Indebtedness or Investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that, for the avoidance of doubt, the foregoing provisions of this Section 1.08 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections. (b) For purposes of determining compliance under Sections 7.03, 7.05 and 7.06, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating net income in the Parent’sParent Borrower’s annual financial statements delivered pursuant to Section 6.01(a); provided, however, that the foregoing shall not be deemed to apply to the determination of any amount of Indebtedness. (c) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurocurrency Ratean Alternative Currency Loan, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing or Eurocurrency RateAlternative Currency Loan is denominated in Euro, such amount shall be the Euro Equivalent of such Dollar amount (rounded to the nearest euro cent, with 0.5 of a euro cent being rounded upward), as determined by the Administrative Agent. (d) Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the applicable L/C Issuer. Section 1.09. Certain Calculations and Tests. (a) Notwithstanding anything in this Agreement or any Loan Document to the contrary, when calculating any applicable ratio or determining other compliance with this Agreement (including the determination of compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred, is continuing or would result therefrom) in connection with a Specified Transaction undertaken in connection with the consummation of a Limited Condition Transaction, the date of determination of such ratio or other applicable covenant and determination of whether any Default or Event of Default has occurred, is continuing or would result therefrom or other applicable covenant, shall, at the option of the Parent Borrower (the Parent’sParent Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), be deemed to be either (A) the date that the definitive agreements for such Limited Condition Transaction are entered into or (B) solely in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (the “City Code”) applies, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target company is made in compliance with the City Code (any such date, the “LCT Test Date”) and if, after such ratios and other provisions are measured on a Pro Forma Basis after giving effect to such Limited Condition Transaction and the other Specified Transactions to be entered into in connection therewith (including 85 #95488248v20 any incurrence of Indebtedness and the use of proceeds thereof) as if they occurred at the beginning of the four consecutive fiscal quarter period being used to calculate such financial ratio ending prior to the LCT Test Date, the Parent Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratios and provisions, such provisions shall be deemed to have been complied with; provided that, notwithstanding anything to the contrary herein, at the time of a Limited Condition Transaction no Specified Event of Default shall have occurred and be continuing or would result therefrom. For the avoidance of doubt, (x) if any of such ratios are exceeded as a result of fluctuations in such ratio (including due to fluctuations in Consolidated EBITDA of the Parent Borrower) at or prior to the consummation of the relevant Limited Condition Transaction, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Transaction is permitted hereunder and (y) such ratios and other provisions shall not be tested at the time of consummation of such Limited Condition Transaction or related Specified Transactions. If the Parent Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or basket availability with respect to any other Specified Transaction on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated, or the date that the definitive agreement for, or “Rule 2.7 announcement” in respect of, as applicable, such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated. (b) [Reserved.]. (c) Notwithstanding anything to the contrary herein, for purposes of the covenants described in Article VII, if any Indebtedness, Lien, Investment, Disposition, Restricted Payment or repayment of Subordinated Debt (or a portion thereof) would be permitted pursuant to one or more provisions described therein, the Parent Borrower may divide and classify such Indebtedness, Liens, Investments, Disposition, Restricted Payment or repayment of Subordinated Debt (or a portion thereof) in any manner that complies with the covenants set forth in Article VII, and may later divide and reclassify any such Indebtedness, Lien, Investment, Disposition, Restricted Payment or repayment of Subordinated Debt so long as the Indebtedness, Lien, Investment, Disposition, Restricted Payment or repayment of Subordinated Debt (as so redivided and/or reclassified) would be permitted to be made in reliance on the applicable exception as of the date of such redivision or reclassification; provided that any such divisions, classifications, redivisions and/or reclassifications shall only be permitted within a specific type of covenant, and not, for the avoidance of doubt, across different types of covenants. Section 1.10. Additional Alternative Currencies. (a) The Borrowers may from time to time request that Letters of Credit or Revolving Credit Loans be issued in a currency other than those specifically listed in the definition of “Alternative Currency”, as applicable; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. Such request shall be subject to the approval of the Administrative Agent and the applicable L/C Issuer or Revolving Credit Lender, as applicable; provided that 86 #95488248v20 such approval may require, without limitation, that a condition to the issuance of a Letter of Credit denominated in such additional Alternative Currency or the making of a Revolving Credit Loan denominated in such additional Alternative Currency, as applicable, shall be that there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which, in the reasonable opinion of the Administrative Agent or the relevant L/C Issuer or Revolving Credit Lender, as applicable, would make it impracticable for such L/C Credit Extension or Revolving Credit Loan, as applicable, to be denominated in the relevant Alternative Currency or Alternative Currency, as applicable. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and the applicable L/C Issuer or Revolving Credit Lender in their sole discretion). The Administrative Agent shall promptly notify each L/C Issuer or Revolving Credit Lender in the case of any such request. Each L/C Issuer or Revolving Credit Lender shall notify the Administrative Agent, not later than 11:00 a.m., 10 Business Days after receipt of such request whether it consents, in its sole discretion, to the issuance of Letters of Credit or the making of a Revolving Credit Loan in such requested currency. (c) Any failure by an L/C Issuer or Revolving Credit Lender to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such L/C Issuer or Revolving Credit Lender to permit Letters of Credit to be issued or the making of Revolving Credit Loans in such requested currency. If the Administrative Agent and an L/C Issuer consent to the issuance of Letters of Credit or the making of Revolving Credit Loans in such requested currency, the Administrative Agent shall so notify the Borrowers and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances by such L/C Issuers or the making of any Revolving Credit Loans by such Revolving Credit Lenders. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.10, the Administrative Agent shall promptly so notify the Borrowers. Section 1.11. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit or a Bilateral Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit or Bilateral Letter of Credit in effect at such time; provided, however, that with respect to any (a) Letter of Credit that, by its terms or the terms of any Letter of Credit Application related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time, and (b) Bilateral Letter of Credit that, by its terms or the term of any issuance document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Bilateral Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Bilateral Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by any reason of the operation of 87 #95488248v20

Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. Section 1.12. Divisions. For all purposes under the Loan Documents, in connection with any division under Delaware law (including any Delaware LLC Division or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. Section 1.13. Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to (a) the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes or (b) the administration, submission or any other matter related to the rates in the definition of “EurocurrencyAlternative Currency Daily Rate”, “Alternative Currency Term Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that may affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, to the extent such determinations are made in accordance with this Agreement, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS Section 2.01. The Loans. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make (or cause its Applicable Lending Office to make) loans denominated in Dollars or any Alternative Currency (each such loan, a “Revolving Credit Loan”) to the Borrowers from time to time, on any Business Day on or after the Closing Date until the Maturity Date with respect to the Revolving Credit Facility, in an aggregate principal amount (based on the Dollar Equivalent thereof) not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that 88 #95488248v20 after giving effect to any such Revolving Credit Borrowing, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Credit Loans denominated in Dollars may be Base Rate Loans or Eurocurrency RateTerm SOFR Loans and Revolving Credit Loans denominated in any Alternative Currency shall be Eurocurrency RateAlternative Currency Loans, as further provided herein. Section 2.02. Borrowings, Conversions and Continuations of Loans. (a) Each Revolving Credit Borrowing, each conversion of Loans from one Type to the other, and each continuation of EurocurrencyTerm SOFR Loans or Alternative Currency Term Rate Loans shall be made upon the Parent’sParent Borrower’s irrevocable notice, to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent substantially in the form attached hereto as Exhibit A-1 or Exhibit A-2, as applicable, or any other form that may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent, (i) in the case of a Eurocurrency Rate Loan denominated in Dollars (other than any Eurocurrency Rate Loan requested to be made on the Closing Date for which such notice may be provided not later than 1:00 p.m., New York City time, two (2) Business Days prior to the Closing Date)Term SOFR Loan, not later than 1:00 p.m., New York City time, three (3) Business Days before the date of the proposed Borrowing, (ii) in the case of Loans denominated in Alternative Currencies (other than Yen) not later than 1:00 p.m. New York City time, four (4) Business Days (or 5 Business Bays in the case of a Special Notice Currency) before the date of the proposed Borrowing or, in the case of Alternative Currency Term Rate Loans, any continuation, (iii) in the case of Loans denominated in Yen, not later than 1:00 p.m. New York City time, five (5) Business Days before the date of the proposed Borrowing or continuation or (iv) in the case of a Base Rate Loan, not later than 1:00 p.m., New York City time, on the Business Day of the proposed Borrowing; provided, however, that (x) if the Borrowers wish to request Alternative Currency Term Rate Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 1:00 p.m. New York City time five (5) Business Days (or six (6) Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing or continuation of Alternative Currency Term Rate Loans, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them and not later than 1:00 p.m. New York City time, four (4) Business Days (or five (5) Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing or continuation of Alternative Currency Term Rate Loans, the Administrative Agent shall notify the Borrowers (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders and (y) if the Borrowers wish to request Term SOFR Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 1:00 p.m. five (5) Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt 89 #95488248v20 notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them and not less than 1:00 p.m. New York City time, four (4) Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders and the Administrative Agent. Each telephonic notice by the Borrowers pursuant to this Section 2.02(a) must be confirmed promptly by hand delivery, telecopy or electronic transmission to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Parent Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency RateTerm SOFR Loans or Alternative Currency Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Borrowing of or conversion to Base Rate Loans shall be a minimum of $500,000 (and any amount in excess thereof shall be an integral multiple of $100,000) (other than a Base Rate Loan comprising a Swing Line Loan). Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrowers are requesting a Revolving Credit Borrowing (and whether such Revolving Credit Borrowing shall be denominated in Dollars or an Alternative Currency), a conversion of Loans from one Type to the other, or a continuation of EurocurrencyTerm SOFR Loans or Alternative Currency Term Rate Loans, (1) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (2) the Class, currency and principal amount of Loans to be borrowed, converted or continued, (3) the Type of Loans to be borrowed or to which existing Loans are to be converted, (4) if applicable, the duration of the Interest Period with respect thereto and (5) the location and number of the Borrowers’ accounts to which funds are to be disbursed, which shall comply with the requirements of Section 2.02(b). If the Borrowers fail to specify a currency in a Committed Loan Notice requesting a Borrowing, then the applicable Loans shall be made in Dollars. If the Borrowers fail to specify a Type of Loan in a Committed Loan Notice or fail to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made or continued as, or converted to Base Rate Loans denominated in Dollars; provided, that, notwithstanding anything herein to the contrary, all Loans denominated in a currency other than Dollars shall be Eurocurrency Rate Loanshowever, that in the case of a failure to timely request a continuation of Alternative Currency Term Rate Loans, such Loans shall be continued as Alternative Currency Term Rate Loans in their original currency with an Interest Period of one (1) month. Any such automatic conversion or continuation shall be effective as of the last day of the Interest Period then in effect with respect to the applicable EurocurrencyTerm SOFR Loans or Alternative Currency Term Rate Loans. If the Borrowers request a Borrowing of, conversion to, or continuation of EurocurrencyTerm SOFR Loans or Alternative Currency Term Rate Loans in any such Committed Loan Notice, but fail to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. For the avoidance of doubt, the Borrowers and Lenders acknowledge and agree that any conversion or continuation of an existing Loan shall be deemed to be a continuation of that Loan with a converted interest rate methodology and not a new Loan. Except as otherwise specified in this Agreement, no Alternative Currency Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be repaid in the original currency of such Alternative Currency Loan and reborrowed in the other currency. (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Parent Borrower, the Administrative Agent shall notify each Appropriate Lender of 90 #95488248v20 the details of any automatic conversion to Base Rate Loans or continuation described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make (or cause its Applicable Lending Office to make) the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m. (or 1:00 p.m. (London time) in the case of Loans denominated in Euro) on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the Credit Extensions on the Closing Date, Section 4.01), the Administrative Agent shall, not later than 3:00 p.m. on the borrowing date specified in such Committed Loan Notice, make all funds so received available to the Borrowers in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrowers on the books of the Administrative Agent with the amount of such funds or (6) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrowers. (c) Except as otherwise provided herein, a EurocurrencyTerm SOFR Loan or Alternative Currency Term Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan unless the Borrowers pay the amount due, if any, under Section 3.04 in connection therewith. During the existence of an Event of Default, the Administrative Agent or the Required Lenders may require that (i) no Loans may be converted to or continued as EurocurrencyTerm SOFR Loans or Alternative Currency Term Rate Loans and (7) unless repaid, each EurocurrencyTerm SOFR Loan or Alternative Currency Term Rate Loan shall be converted to a Base Rate Loan at the end of the Interest Period applicable thereto. (d) The Administrative Agent shall promptly notify the Borrowers and the Lenders of the interest rate applicable to any Interest Period for EurocurrencyTerm SOFR Loans and Alternative Currency Term Rate Loans upon determination of such interest rate. The determination of the Eurocurrency Rateany such rate by the Administrative Agent shall be conclusive in the absence of manifest error. (e) Anything in clauses (a) to (d) above to the contrary notwithstanding, after giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect at any time for all Borrowings of EurocurrencyTerm SOFR Loans and Alternative Currency Term Rate Loans. (f) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing, or, in the case of any Borrowing of Base Rate Loans, prior to 1:00 p.m., New York City time, on the date of such Borrowing, that such Lender will not make available to the Administrative Agent such Lender’s Applicable Percentage of such Borrowing, the Administrative Agent may assume that such Lender has made such Applicable Percentage available to the Administrative Agent on the date of such Borrowing in accordance with clause (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrowers severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is 91 #95488248v20 repaid to the Administrative Agent at (a) in the case of the Borrowers, the interest rate applicable at the time to the Loans comprising such Borrowing and (b) in the case of such Lender, the greater of (x) the Federal Funds Rate and (y) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02 (f) shall be conclusive in the absence of demonstrable error. If the Borrowers and such Lender shall both pay all or any portion of the principal amount in respect of such Borrowing or interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such Borrowing or interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent. (g) If the maturity date shall have occurred in respect of any Class of Revolving Credit Commitments at a time when another Class or Classes of Revolving Credit Commitments is or are in effect with a longer maturity date, then on the earliest occurring maturity date all then-outstanding Revolving Credit Loans shall be repaid in full on such date (and there shall be no adjustment to the participations in such Revolving Credit Loans as a result of the occurrence of such maturity date); provided, however, that if on the occurrence of such earliest maturity date (after giving effect to any repayments of Revolving Credit Loans and any reallocation of Letter of Credit participations as contemplated in Section 2.03(k) or of Swing Line Loans as contemplated in Section 2.04(g)), there shall exist sufficient unutilized Extended Revolving Credit Commitments so that the respective outstanding Revolving Credit Loans could be incurred pursuant the Extended Revolving Credit Commitments which will remain in effect after the occurrence of such maturity date, then there shall be an automatic adjustment on such date of the participations in such Revolving Credit Loans and same shall be deemed to have been incurred solely pursuant to the relevant Extended Revolving Credit Commitments, and such Revolving Credit Loans shall not be so required to be repaid in full on such earliest maturity date. (h) With respect to SOFR, Term SOFR, any Alternative Currency Daily Rate or Alternative Currency Term Rate, the Administrative Agent will have the right to make Conforming Changes in good faith (in consultation with the Parent Borrower) from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrowers and the Lenders reasonably promptly after such amendment becomes effective. Section 2.03. Letters of Credit. (a) The Letter of Credit Commitments. (i) Subject to the terms and conditions set forth herein, (1) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders 92 #95488248v20 set forth in this Section 2.03, (x) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit in Dollars or in one or more Alternative Currencies for the account of the Borrowers (provided that any Letter of Credit may be for the benefit of any Restricted Subsidiary of the Parent Borrower) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (y) to honor drafts under the Letters of Credit and (2) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if after giving effect to such L/C Credit Extension, if (x) the Revolving Credit Exposure of any Lender would exceed such Lender’s Revolving Credit Commitment, or (y) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit; provided, further, that each L/C Issuer shall have a Commitment herein proportionate to its Revolving Credit Commitment and no L/C Issuer shall be obligated to issue, amend or renew any Letter of Credit if the Outstanding Amount of Letters of Credit issued by such L/C Issuer, when aggregated with the Outstanding Amount of Swing Line Loans made by such L/C Issuer and the Revolving Credit Exposure of such L/C Issuer (other than Revolving Credit Exposure attributable to Letters of Credit and Swing Line Loans issued and made by such L/C Issuer) would exceed the L/C Issuer’s Revolving Credit Commitment. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. It is hereby acknowledged and agreed that (x) each of the letters of credit described in Schedule 2.03(a)(i) (the “Existing Letters of Credit”) and (y) each of the Existing Apria Letters of Credit, shall constitute a “Letter of Credit” for all purposes of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, no L/C Issuer shall be required to issue commercial or trade Letters of Credit without its consent. (ii) An L/C Issuer shall be under no obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such L/C Issuer is not otherwise compensated hereunder); 93 #95488248v20

(B) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless (i) the Required Revolving Credit Lenders and (ii) the relevant L/C Issuer have approved such expiry date; (C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless (i) all the Revolving Credit Lenders and (ii) the relevant L/C Issuer have approved such expiry date, except to the extent such Letter of Credit is Cash Collateralized in accordance with Section 2.03(f) or otherwise backstopped pursuant to arrangement reasonably satisfactory to the relevant L/C Issuer; (D) the issuance of such Letter of Credit would violate any Laws binding upon such L/C Issuer or one or more policies of the L/C Issuer applicable to letters of credit generally; (E) the Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency, unless otherwise agreed by the L/C Issuer and the Administrative Agent; (F) such L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency; or (G) any Lender is at that time a Defaulting Lender, unless after giving effect to the requested issuance the requirements of Section 2.16(e) have been satisfied. (iii) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (b) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (b) Procedures for Issuance and Amendment of Letters of Credit; Auto Renewal Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrowers delivered to an L/C Issuer (with a copy to the Administrative Agent, along with a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the applicable Borrower, relating to such Letter of Credit) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Parent Borrower. Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 1:00 p.m. at least three (3) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer: (a) the proposed issuance date of 94 #95488248v20 the requested Letter of Credit (which shall be a Business Day); (b) the amount and currency thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (g) such other matters as the relevant L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request. (ii) Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing (including by email or facsimile transmission)) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrowers and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the relevant L/C Issuer has received written notice from the Administrative Agent, any Revolving Credit Lender or any Loan Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not have been satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrowers (and, if requested, on behalf of a Subsidiary) or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, acquire from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Percentage times the amount of such Letter of Credit. (iii) If the Borrowers so request in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the relevant L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the relevant L/C Issuer, the Borrowers shall not be required to make a specific request to the relevant L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the applicable Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such renewal if (A) the relevant L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.03(a)(ii) or otherwise), or (B) it has received notice (which may be by telephone, followed promptly in writing, or in writing (including by email or 95 #95488248v20 facsimile transmission) on or before the day that is five (5) Business Days before the Nonrenewal Notice Date from the Administrative Agent or any Revolving Credit Lender, as applicable, or the Borrowers that one or more of the applicable conditions specified in Section 4.02 is not then satisfied. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant L/C Issuer will also deliver to the Borrowers and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Borrowers and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Borrowers shall reimburse the relevant L/C Issuer in such Alternative Currency, unless (A) the relevant L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (c) in the absence of any such requirement for reimbursement in Dollars, the Borrowers shall have notified the relevant L/C Issuer promptly following receipt of the notice of drawing that the Borrowers will reimburse the relevant L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the relevant L/C Issuer shall notify the Borrowers of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. On the Business Day immediately following the Business Day on which the Borrowers shall have received notice of any payment by an L/C Issuer under a Letter of Credit (or, if the Borrowers shall have received such notice later than 1:00 p.m. (or the Applicable Time in the case of any payment by the relevant L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency) on any Business Day, on the second succeeding Business Day) (each such date, an “Honor Date”), the Borrowers shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency by 1:00 p.m. (or the Applicable Time in the case of any payment by the relevant L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency) on such Business Day. If the Borrowers fail to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Applicable Percentage thereof. In such event, the Borrowers shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans but subject to the amount of the unutilized portion of the Revolving Credit Commitments of the Appropriate Lenders, and subject to the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice); provided that any drawing under a Letter of Credit that is not reimbursed on the date of drawing shall accrue interest from the date of 96 #95488248v20 drawing at the rate applicable to Revolving Credit Loans that are Base Rate Loans subject to the provisions set forth below. Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing (including by email or facsimile transmission); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Revolving Credit Lender (including any such Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar denominated payments in an amount equal to its Applicable Percentage of any Unreimbursed Amount in respect of a Letter of Credit not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.04(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the relevant L/C Issuer. (iii) With respect to any Unreimbursed Amount in respect of a Letter of Credit that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the relevant L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the relevant L/C Issuer. (v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrowers or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default; or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans (but not L/C Advances) pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrowers of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrowers to reimburse the relevant L/C 97 #95488248v20

Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at the Federal Funds Rate, or if the Federal Funds Rate is not available, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the relevant L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent demonstrable error. (vii) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with this Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to each Revolving Credit Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent. (viii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate, or if the Federal Funds Rate is not available, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (d) Obligations Absolute. The obligation of the Borrowers to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid 98 #95488248v20 strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto; (ii) the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (v) any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of any Loan Party in respect of such Letter of Credit; (vi) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Parent Borrower or any of its Subsidiaries or in the relevant currency markets generally; or (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party; provided that the foregoing shall not excuse any L/C Issuer from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are waived by the Borrowers to the extent permitted by applicable Law) suffered by the Borrowers that are caused by such L/C Issuer’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment) when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. 99 #95488248v20

(e) Role of L/C Issuers. Each Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Revolving Credit Lenders, as applicable; (8) any action taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment); or (9) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrowers’ pursuing such rights and remedies as they may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (iii) of this Section 2.03(e); provided that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit (in each case, as determined by the final and non-appealable judgment of a court of competent jurisdiction). In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. (f) Cash Collateral. (i) If any Event of Default occurs and is continuing and the Administrative Agent, the Required Lenders, or the Required Revolving Credit Lenders, as applicable, require the Borrowers to Cash Collateralize the L/C Obligations pursuant to Section 8.02(c) or (10) an Event of Default set forth under Section 8.01(f) or (g) occurs and is continuing, then the Borrowers shall Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Event of Default), and shall do so not later than 2:00 p.m. on (x) in the case of the immediately preceding clause (i), (i) the Business Day that the Borrowers receive notice thereof, if such notice is received on such day prior to 1:00 p.m., or (ii) if clause (1) above does not apply, the Business Day immediately following the day that the Borrowers receive such notice and (y) in the case of the immediately preceding clause (ii), the Business Day on which an Event of Default set forth under Section 8.01(f) or (g) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day, in either case, by 1:00 p.m. on such day. For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer 100 #95488248v20 and the Revolving Credit Lenders, as collateral for the L/C Obligations, cash or deposit account balances in an amount equal to the then Outstanding Amount of all L/C Obligations (determined as of the date of such Event of Default), (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Revolving Credit Lenders). Derivatives of such term have corresponding meanings. The Borrowers hereby grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in accounts satisfactory to the Administrative Agent in the name of the Administrative Agent and for the benefit of the Secured Parties and may be invested in readily available Cash Equivalents at its sole discretion. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent (on behalf of the Secured Parties) or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrowers will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the deposit accounts satisfactory to the Administrative Agent as aforesaid, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer. To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations plus costs incidental thereto and so long as no other Event of Default has occurred and is continuing, the excess shall be refunded to the Borrowers. If such Event of Default is cured or waived and no other Event of Default is then occurring and continuing, the amount of any Cash Collateral and accrued interest thereon shall be refunded to the Borrowers. (g) Letter of Credit Fees. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Percentage a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the product of (i) Applicable Rate for Letter of Credit fees and (11) the Dollar Equivalent of the daily maximum amount then available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Such letter of credit fees shall be computed on a quarterly basis in arrears. Such letter of credit fees shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (h) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Borrowers shall pay directly to each L/C Issuer for its own account a fronting fee (a “Fronting Fee”) with respect to each Letter of Credit issued by it equal to 0.125% per annum of the Dollar Equivalent of the daily maximum amount then available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be 101 #95488248v20 drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Such fronting fees shall be computed on a quarterly basis in arrears. Such fronting fees shall be due and payable ten (10) Business Days following each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrowers shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable. (i) Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in any Letter of Credit Application, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control. (j) Addition of an L/C Issuer. A Revolving Credit Lender (or any of its Subsidiaries or affiliates) may become an additional L/C Issuer hereunder pursuant to a written agreement among the Borrowers, the Administrative Agent and such Revolving Credit Lender, which such written agreement shall also provide that the commitment of such additional L/C Issuer to issue Letters of Credit shall not exceed at any time the amount set forth in such written agreement. The Administrative Agent shall notify the Revolving Credit Lenders of any such additional L/C Issuer. (k) Provisions Related to Extended Revolving Credit Commitments. If the maturity date in respect of any Class of Revolving Credit Commitments occurs prior to the expiration of any Letter of Credit, then (i) if one or more other Classes of Revolving Credit Commitments in respect of which the maturity date shall not have occurred are then in effect, such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Credit Lenders to purchase participations therein and to make Revolving Credit Loans and payments in respect thereof pursuant to Section 2.03(c)) under (and ratably participated in by Lenders pursuant to) the Revolving Credit Commitments in respect of such non-terminating Classes up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Revolving Credit Commitments thereunder at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (12) to the extent not reallocated pursuant to immediately preceding clause (i), the Borrowers shall Cash Collateralize any such Letter of Credit in accordance with Section 2.03(f). If, for any reason, such Cash Collateral is not provided or the reallocation does not occur, the Revolving Credit Lenders under the maturing Class shall continue to be responsible for their participating interests in the Letters of Credit. Except to the extent of reallocations of participations pursuant to clause (i) of the second preceding sentence, the occurrence of a maturity date with respect to a given Class of Revolving Credit Commitments shall have no effect upon (and shall not diminish) the percentage participations of the Revolving Credit Lenders in any Letter of Credit issued before such maturity date. Commencing with the maturity date of any Class of Revolving Credit Commitments, the sublimit for Letters of Credit shall be agreed with the Lenders under the extended Classes. For the avoidance of doubt, notwithstanding anything contained herein, the commitment of any L/C Issuer to act in its capacity as such cannot be 102 #95488248v20 extended beyond the Maturity Date for the Revolving Credit Facility (as such Maturity Date is in effect at the Closing Date) or increased without its prior written consent. (l) Applicability of ISP and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrowers when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit and (13) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Borrowers for, and the L/C Issuer’s rights and remedies against the Borrowers shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (m) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrowers shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrowers hereby acknowledge that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrowers, and that the Borrowers’ business derives substantial benefits from the businesses of such Subsidiaries. Section 2.04. Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in its sole discretion, to make loans denominated in Dollars (each such loan, a “Swing Line Loan”) to the Borrowers from time to time on any Business Day (other than the Closing Date) until the Business Day prior to the Maturity Date with respect to the Revolving Credit Facility in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Swing Line Loan, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment then in effect; provided, further, that no Swing Line Lender shall be obligated to make any Swing Line Loan if the Outstanding Amount of Swing Line Loans made by such Swing Line Lender, when aggregated with the Outstanding Amount of Letter of Credit issued by such Swing Line Lender and the Revolving Credit Exposure of such Swing Line Lender (other than Revolving Credit Exposure attributable to Swing Line Loans and Letters of Credit made and issued by such Swing Line Lender) would exceed the Swing Line Lender’s Revolving Credit Commitment; provided, further, that Swing Line Lender shall not be required to make any Swing Line Loan at any time that any Lender is a Defaulting Lender, unless after giving effect to the requested Swing Line Loans the requirements of Section 103 #95488248v20

2.16(e) have been satisfied; provided, further, that the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan, Daily LIBORSimple SOFR Swingline LoansLoan or combination thereof. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Parent’sParent Borrower’s irrevocable notice to the Swing Line Lender, which may be given by telephone. Each such notice must be received by the Swing Line Lender not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of, (x) in the case of Base Rate Loans, $100,000 (and any amount in excess thereof shall be an integral multiple of $100,000) and (y) in the case of Daily LIBORSimple SOFR Swingline Loans, $100,000 (and any amount in excess thereof shall be in an integral multiple of $25,000100,000), and (14) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender of a written Swing Line Loan Notice (including by email or facsimile transmission), appropriately completed and signed by a Responsible Officer of the Parent Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing (including by email or facsimile transmission)) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing (including by email or facsimile transmission)) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing (including by email or facsimile transmission)) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (b) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a) or (c) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrowers at their office by crediting the accounts of the Borrowers on the books of the Swing Line Lender in Same Day Funds. (c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrowers (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the aggregate Revolving 104 #95488248v20

Credit Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrowers with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent’s Office for payments not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan, as applicable, to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans, as applicable, submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at the Federal Funds Rate, or if the Federal Funds Rate is not available, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent demonstrable error. (iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (d) the occurrence or continuance of a Default, or (e) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans (but not to purchase and fund risk participations in Swing Line Loans) pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall 105 #95488248v20 relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate, or if the Federal Funds Rate is not available, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan, as applicable, or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender. (f) Payments Directly to Swing Line Lender. The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. (g) Provisions Related to Extended Revolving Credit Commitments. If the maturity date shall have occurred in respect of any Class of Revolving Credit Commitments at a time when another Class or Classes of Revolving Credit Commitments is or are in effect with a longer maturity date, then on the earliest occurring maturity date all then-outstanding Swing Line Loans shall be repaid in full on such date (and there shall be no adjustment to the participations in such Swing Line Loans as a result of the occurrence of such maturity date); provided, however, that if on the occurrence of such earliest maturity date (after giving effect to any repayments of Revolving Credit Loans and any reallocation of Letter of Credit participations as contemplated in Section 2.03(k)), there shall exist sufficient unutilized Extended Revolving Credit Commitments so that the respective outstanding Swing Line Loans could be incurred pursuant the Extended Revolving Credit Commitments which will remain in effect after the occurrence of such maturity date, then if 106 #95488248v20 consented to by the Swing Line Lender, there shall be an automatic adjustment on such date of the participations in such Swing Line Loans and same shall be deemed to have been incurred solely pursuant to the relevant Extended Revolving Credit Commitments, and such Swing Line Loans shall not be so required to be repaid in full on such earliest maturity date. For the avoidance of doubt, the commitment of the Swing Line Lender to act in its capacity as such cannot be extended beyond the Maturity Date for the Revolving Credit Facility (as such Maturity Date is in effect at the Closing Date) or increased without its prior written consent. Section 2.05. Prepayments. (a) Optional Prepayments. (i) The Borrowers may, upon notice to the Administrative Agent by the Parent Borrower, at any time or from time to time voluntarily prepay any Borrowing of any Class in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 1:00 p.m., New York City time (A) two (2) Business Days prior to any date of prepayment of Eurocurrency RateTerm SOFR Loans denominated in Dollars, (B) three Business Days (or four, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currenciesany Alternative Currency Loans, and (C) on the date of prepayment of any Base Rate Loan (excluding Base Rate Loans that are Swing Line Loans), (2) any prepayment of Eurocurrency RateTerm SOFR Loans or Alternative Currency Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof or, in each case, the entire principal amount thereof then outstanding and (3) any prepayment of Base Rate Loans (excluding Base Rate Loans that are Swing Line Loans) shall be in a principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, in each case, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rateany Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.04. Each prepayment of the Loans pursuant to this Section 2.05(a) shall be applied to the installments thereof as directed by the Borrowers and shall be paid to the Appropriate Lenders in accordance with their respective Applicable Percentages. (ii) The Borrowers may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. 107 #95488248v20

(iii) Notwithstanding anything to the contrary contained in this Agreement, the Borrowers may rescind any notice of prepayment under Section 2.05(a) if such prepayment would have resulted from a refinancing of all of the Revolving Credit Facility, which refinancing shall not be consummated or shall otherwise be delayed. (b) Mandatory Prepayments. If at any time the Administrative Agent notifies the Parent Borrower that the Outstanding Amount at such time exceeds an amount equal to 105% of the Aggregate Revolving Committed Amount, then in any such instance, the Borrowers shall within one (1) Business Day make payment on the Loans and/or to a cash collateral account in respect of L/C Obligations in an amount sufficient to eliminate the difference. (c) Interest, Funding Losses, Etc. All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a EurocurrencyTerm SOFR Loan or Alternative Currency Term Rate Loan on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such Eurocurrency Rate Loan pursuant to Section 3.04. Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of EurocurrencyTerm SOFR Loans or Alternative Currency Term Rate Loans is required to be made under this Section 2.05, prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Eurocurrency Rate LoanLoans prior to the last day of the Interest Period therefor, the Borrowers may, in their sole discretion, deposit with the Administrative Agent the amount of any such prepayment otherwise required to be made hereunder until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrowers or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Such deposit shall constitute cash collateral for the EurocurrencyTerm SOFR Loans or Alternative Currency Term Rate Loans to be so prepaid, provided that the Borrowers may at any time direct that such deposit be applied to make the applicable payment required pursuant to this Section 2.05. Section 2.06. Termination or Reduction of Commitments. (a) Optional. The Borrowers may, upon written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class; provided that (i) any such notice shall be received by the Administrative Agent three (3) Business Days prior to the date of termination or reduction, (15) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (16) the Borrowers shall not terminate or reduce the Revolving Credit Commitments of any Class if, after giving effect thereto and to any concurrent prepayments hereunder, the aggregate Outstanding Amount of such Class would exceed the aggregate Revolving Credit Commitments of such Class and (17) if, after giving effect to any reduction of the Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess. The amount of any such Commitment reduction shall not be applied to the Letter of Credit Sublimit or the Swing Line Sublimit unless otherwise specified by the Borrowers. Notwithstanding the 108 #95488248v20

foregoing, the Borrowers may rescind or postpone any notice of termination of the Commitments if such termination would have resulted from a refinancing of all of the Revolving Credit Facility, which refinancing shall not be consummated or otherwise shall be delayed. (b) Mandatory. The Revolving Credit Commitments (other than any Extended Revolving Credit Commitments) shall terminate on the applicable Maturity Date. The Extended Revolving Credit Commitments shall terminate on the respective maturity dates applicable thereto. (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of unused Commitments of any Class under this Section 2.06. Upon any reduction of unused portions of the Letter of Credit Sublimit, or the Swing Line Sublimit or the unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Applicable Percentage of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.06). All Commitment Fees accrued until the effective date of any termination of the Revolving Credit Commitments shall be paid on the effective date of such termination. Section 2.07. Repayment of Loans. (a) [Reserved]. (b) Revolving Credit Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date for the Revolving Credit Facility the aggregate principal amount of all of its Revolving Credit Loans outstanding on such date. (c) Swing Line Loans. The Borrowers shall repay theireach Swing Line Loans on the Maturity Date for the Revolving Credit FacilityLoan in full no later than ninety (90) days after such loan is made. Section 2.08. Interest. (a) Subject to the provisions of Section 2.08(b), (i) each EurocurrencyTerm SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate; (18) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Rate; (iii) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the EurocurrencyAlternative Currency Term Rate for such Interest Period plus the Applicable Rate; (ii)(iv) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii)(v) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to (i) to the Base Rate plus the relevant Applicable Rate for Revolving Credit Loans that are Base Rate Loans or (ii) to the Daily 109 #95488248v20

LIBOR RateSimple SOFR plus the relevant Applicable Rate for Daily LIBORSimple SOFR Swingline Loans. (b) The Borrowers shall pay interest on past due amounts under this Agreement at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand to the fullest extent permitted by and subject to applicable Laws, including in relation to any required additional agreements. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. Section 2.09. Fees. In addition to certain fees described in Sections 2.03(g) and (h): (a) Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of each (i) Revolving Credit Lender in accordance with is Applicable Percentage a commitment fee (the “Commitment Fee”) at the Applicable Rate in effect from time to time on the actual daily amount by which the aggregate Revolving Credit Commitments exceeds the sum of (A) the Outstanding Amount of Revolving Credit Loans and (B) the Outstanding Amount of L/C Obligations. The Commitment Fee shall accrue at all times from the Closing Date until the Maturity Date for the Revolving Credit Facility, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date for the Revolving Credit Facility. The Commitment Fee shall be calculated quarterly in arrears. (b) Other Fees. The Borrowers shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrowers and the applicable Agent). Section 2.10. Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by the “prime rate”, Loans denominated in Canadian Dollars and Loans denominated in Australian Dollars and Alternative Currency Loans shall be made on the basis of a year of three hundred sixty five (365) days or three hundred sixty six (366) days, as the case may be, and actual days elapsed, or, in the case of interest in respect of Alternative Currency Loans as to which market practice differs from the foregoing, in accordance with such market practice. All other computations of fees and interest, including those with respect to Term SOFR Loans, shall be made on the basis of a three hundred sixty (360) day year and actual days elapsed. Interest shall accrue on each Loan for the day on which such Loan is made, and shall not accrue on such Loan, or any portion thereof, for the day on which such Loan or such portion is paid; provided that any such Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an 110 #95488248v20

interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Section 2.11. Evidence of Indebtedness. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by one or more entries in the Register. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall be conclusive in the absence of demonstrable error. Section 2.12. Payments Generally. (a) All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and, except with respect to principal of and interest on Loans denominated in Euro, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 3:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in Euro shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Euro and in Same Day Funds not later than 3:00 p.m. London time on the date specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the Borrowers are prohibited by any Law from making any required payment hereunder in Euro, the Borrowers shall make such payment in Dollars in the Dollar Equivalent of the Euro payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Applicable Lending Office. All payments received by the Administrative Agent after 3:00 p.m. (or 3:00 p.m. London time in the case of payments in Euro) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of Eurocurrency RateTerm SOFR Loans or Alternative Currency Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day. (c) Unless the Borrowers or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrowers or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrowers or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If 111 #95488248v20 and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then: (i) if the Borrowers failed to make such payment, then the applicable Lender agrees to pay to the Administrative Agent forthwith on demand the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, it being understood that nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder; and (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrowers to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrowers, and the Borrowers shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at the interest rate applicable to such Loan. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder. A notice of the Administrative Agent to any Lender or the Borrowers with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent demonstrable error. (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do 112 #95488248v20 so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation. (f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.04. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Applicable Percentage of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender. Section 2.13. Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and iii) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that (x) if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (1) the amount of such paying Lender’s required repayment to (2) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon, (y) the provisions of this Section 2.13 shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in L/C Obligations to any assignee or participant and (z) the provisions of this Section 2.13 shall not be construed to apply to any disproportionate payment obtained by a Lender of any Class as a result of the extension by Lenders of the maturity date or expiration date of some but not all Loans or Commitments of that Class or any amendment to the Applicable Rate (or other pricing term, including any fee, discount or premium) and/or any other amendment in respect of Loans or 113 #95488248v20

Commitments of Lenders that have consented to any such amendment. The Borrowers agree that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of demonstrable error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Section 2.14. Incremental Credit Extensions. (a) At any time and from time to time, subject to the terms and conditions set forth herein, the Borrowers may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request one or more increases in the Revolving Credit Commitments of any Class (a “Revolving Credit Commitment Increase”) and/or the establishment of one or more new revolving credit commitments (an “Additional Revolving Credit Commitment” and, together with any Revolving Credit Commitment Increases, the “Incremental Revolving Commitments”). Notwithstanding anything to contrary herein, the aggregate principal amount of all Incremental Revolving Commitments (other than Refinancing Revolving Commitments) (determined at the time of incurrence), together with the aggregate principal amount of all Incremental Equivalent Debt, shall not exceed (i) the Unrestricted Incremental First Lien Amount minus the aggregate principal amount of Incremental Term Loans and Incremental Equivalent Debt (in each case as defined in the Term Loan Credit Agreement) incurred on or prior to the date of the incurrence of any such Incremental Revolving Commitments in reliance on the Unrestricted Incremental Amount (as defined in the Term Loan Credit Agreement) plus (3) the amount of any voluntary permanent reductions of the Revolving Credit Commitments effected after the Closing Date and voluntary prepayments of other Indebtedness secured on a pari passu basis with the Revolving Credit Loans (excluding (b) any reduction of Revolving Credit Commitments in connection with a substantially concurrent issuance of new revolving commitments hereunder and (c) prepayments with the proceeds of substantially concurrent incurrence of other long term Indebtedness (other than borrowings under the Revolving Credit Facility and other revolving Indebtedness, in each case without a substantially concurrent permanent commitment reduction)) (this clause (ii), the “Voluntary Prepayment Amount”) plus (4) unlimited additional Incremental Revolving Commitments and Incremental Equivalent Debt so long as, after giving Pro Forma Effect thereto and after giving effect to any Permitted Acquisition or permitted Investment consummated in connection therewith and all other appropriate Pro Forma Adjustments (but excluding the cash proceeds of any such Incremental Revolving Commitments or Incremental Equivalent Debt, as the case may be), the First Lien Leverage Ratio for the most recently ended Test Period does not exceed (x) 3.752.05:1.00 or (y) if such Incremental Revolving Commitments are made in connection with a Permitted Acquisition or any other similar Investment not prohibited hereunder, the First Lien Leverage Ratio (calculated on a Pro Forma Basis but excluding the cash proceeds therefrom) immediately prior to the consummation of such Permitted Acquisition or other 114 #95488248v20 similar Investment and the making of such Incremental Revolving Commitments, it being understood and agreed that Incremental Revolving Commitments may be incurred pursuant to this clause (iii) prior to utilization of the Unrestricted Incremental First Lien Amount and the Voluntary Prepayment Amount and assuming for purposes of such calculation that the full committed amount of any new Incremental Revolving Commitments and/or any Incremental Equivalent Debt constituting a revolving credit commitment then being incurred shall be treated as outstanding Indebtedness (this clause (iii), the “Incremental Incurrence Test”). Each Incremental Revolving Commitment shall be in an integral multiple of $1,000,000 and be in an aggregate principal amount that is not less than $10,000,000, provided that such amount may be less than the applicable minimum amount if such amount represents all the remaining availability hereunder as set forth above. Each Incremental Revolving Commitment shall be guaranteed by the Guarantors that guarantee the other Obligations hereunder and secured by a Lien on the Collateral securing all of the other Obligations hereunder. (b) [Reserved]. (c) Any Incremental Revolving Commitments (other than Refinancing Revolving Commitments) (i) for purposes of prepayments, shall be treated substantially the same as (and in any event no more favorably than) the Revolving Credit Commitments, (5) shall have interest rate margins and (subject to clauses (iii) and (iv)) amortization schedule as determined by the Borrowers and the lenders thereunder (provided that (A) in the case of a Revolving Credit Commitment Increase, the maturity date of such Revolving Credit Commitment Increase shall be the same as the Maturity Date applicable to the Revolving Credit Commitments, such Revolving Credit Commitment Increase shall require no scheduled amortization or mandatory commitment reduction prior to the final Maturity Date applicable to the Revolving Credit Commitments and the Revolving Credit Commitment Increase shall be on the exact same terms and pursuant to the exact same documentation applicable to the Revolving Credit Commitments and (B) in the case of an Additional Revolving Credit Commitment, the maturity date of such Additional Revolving Credit Commitment shall be no earlier than the Maturity Date applicable to the Revolving Credit Commitments and such Additional Revolving Credit Commitment shall require no scheduled amortization or mandatory commitment reduction prior to the final Maturity Date of the Revolving Credit Commitments)), (6) any Incremental Revolving Commitments shall not have a final maturity date earlier than the Maturity Date applicable to the Revolving Credit Commitments, (7) any Incremental Revolving Commitments shall not have a Weighted Average Life to Maturity that is shorter than the Weighted Average Life to Maturity of the Revolving Credit Commitments and (8) except to the extent otherwise permitted by this Section 2.14, shall have the same terms and conditions as the Revolving Credit Commitments or such terms as are reasonably satisfactory to the Administrative Agent, it being understood that no consent shall be required from the Administrative Agent for terms and conditions that are more restrictive than the Revolving Credit Commitments to the extent that they apply to periods after the then Latest Maturity Date with respect to the Revolving Credit Facility or are otherwise added for the benefit of the Revolving Credit Lenders hereunder. (d) Each notice from the Borrowers pursuant to this Section 2.14 shall set forth the requested amount and proposed terms of the relevant Incremental Revolving Commitments. Any additional bank, financial institution, existing Lender or other Person that elects to extend Incremental Revolving Commitments shall be reasonably satisfactory 115 #95488248v20 to the Borrowers and the Administrative Agent, the L/C Issuer and Swing Line Lender (any such bank, financial institution, existing Lender or other Person being called an “Additional Lender”) and, if not already a Lender, shall become a Lender under this Agreement pursuant to an amendment (an “Incremental Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Parent, the Borrowers, such Additional Lender, the Administrative Agent and each L/C Issuer and Swing Line Lender. No Incremental Facility Amendment shall require the consent of any Lenders other than the Additional Lenders with respect to such Incremental Facility Amendment and the L/C Issuer and Swing Line Lender. No Lender shall be obligated to provide any Incremental Revolving Commitments, unless it so agrees. Commitments in respect of any Incremental Revolving Commitments shall become Commitments under this Agreement. An Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.14. Any Incremental Facility Amendment shall be pursuant to documentation to be mutually agreed. (e) The effectiveness of any Incremental Facility Amendment shall, unless otherwise agreed to by the Administrative Agent and the Additional Lenders, be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that (i) the representations and warranties of each Loan Party set forth in Section 4.02 being true and correct in all material respect (although any representations and warranties which expressly relate to a given date or period shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be) and all references to “such date of such Credit Extension” shall be deemed to refer to the Incremental Facility Closing Date and (9) no Event of Default shall exist, or would result from such issuance of the Incremental Revolving Commitment; provided in the case of Incremental Revolving Commitments the proceeds of which will be used to finance a Limited Condition Transaction, (1) governed by the laws of the United States, (X) the only representations and warranties that will be required to be true and correct in all material respects as of the applicable Incremental Facility Closing Date shall be the Specified Representations and (Y) Section 4.02(b) shall be limited to Specified Events of Default and (2) governed by laws other than the laws of the United States, only customary “certain funds” conditions for the applicable jurisdiction or as required by the terms of the documentation governing such Limited Condition Transaction will be required to be satisfied). Upon each increase in the Revolving Credit Commitments under such Revolving Credit Facility pursuant to this Section 2.14, each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Incremental Revolving Commitment (each, an “Incremental Revolving Lender”) in respect of such increase, and each such Incremental Revolving Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit under such Revolving Credit Facility and (ii) participations hereunder in Swing Line Loans held by each Revolving Credit Lender (including each such Incremental Revolving Lender) under such Revolving Credit Facility will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment. Additionally, if any Revolving Credit Loans are outstanding under a Revolving Credit Facility at the time any Incremental Revolving 116 #95488248v20

Commitments are established under such Revolving Credit Facility, the Revolving Credit Lenders immediately after effectiveness of such Incremental Revolving Commitments shall purchase and assign at par such amounts of the Revolving Credit Loans outstanding under such Revolving Credit Facility at such time as the Administrative Agent may require such that each Revolving Credit Lender under such Revolving Credit Facility holds its Applicable Percentage of all Revolving Credit Loans outstanding under such Revolving Credit Facility immediately after giving effect to all such assignments. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. (f) Any portion of any Incremental Revolving Commitment incurred other than under the Incremental Incurrence Test may be reclassified at any time, as the Parent Borrower may elect from time to time, as incurred under the Incremental Incurrence Test if the Parent Borrower meets the applicable ratio under the Incremental Incurrence Test at such time on a Pro Forma Basis at any time subsequent to the incurrence of such Incremental Revolving Commitment (or would have met such ratio, in which case, such reclassification shall be deemed to have automatically occurred if not elected by the Parent Borrower). Section 2.15. Extensions of Revolving Credit Commitments. (a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrowers to all Lenders of any Class of Revolving Credit Commitments, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the respective Revolving Credit Commitments of the applicable Class) and on the same terms to each such Lender, the Borrowers are hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the maturity date of each such Lender’s Revolving Credit Commitments of the applicable Class and otherwise modify the terms of such Revolving Credit Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of such Revolving Credit Commitments (and related outstandings), and which such extensions shall not be subject to any “no default” requirement, pro forma compliance with any leverage ratio or other financial tests or “most favored nations provisions”) (each, an “Extension,” and each group of Revolving Credit Commitments in each case as so extended, as well as the original Revolving Credit Commitments (in each case not so extended), and any Extended Revolving Credit Commitments (as defined below) shall constitute a separate Class of Revolving Credit Commitments from the Class of Revolving Credit Commitments from which they were converted and it being understood that an Extension may be in the form of an increase in the amount of any other outstanding Class of Revolving Credit Commitments otherwise satisfying the criteria set forth below), so long as the following terms are satisfied: (i) except as to interest rates, fees and final maturity (which shall be determined by the Borrowers and set forth in the relevant Extension Offer), the Revolving Credit Commitment of any Revolving Credit Lender that agrees to an extension with respect to such Revolving Credit Commitment (an “Extending Revolving Credit Lender”) extended pursuant to an Extension (an “Extended Revolving Credit Commitment”), and the related outstandings, shall be a Revolving Credit Commitment (or related outstandings, as the case may be) with the same terms as the original Class of Revolving Credit Commitments; provided, that at no 117 #95488248v20 time shall there be Revolving Credit Commitments hereunder (including Extended Revolving Credit Commitments and any original Revolving Credit Commitments) which have more than three different maturity dates, (10) [reserved], (11) [reserved], (12) [reserved], (13) [reserved], (14) if the aggregate principal amount of the Class of Revolving Credit Commitments in respect of which Revolving Credit Lenders of such Class shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Revolving Credit Commitments of such Class, as the case may be, offered to be extended by the Borrowers pursuant to such Extension Offer, then the Revolving Credit Loans of such Class of such Revolving Credit Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Revolving Credit Lenders have accepted such Extension Offer, (15) all documentation in respect of such Extension shall be consistent with the foregoing, and (16) any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrowers. No Lender shall be obligated to extend its Revolving Credit Commitments unless it so agrees. (b) With respect to all Extensions consummated by the Borrowers pursuant to this Section 2.15, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.05 and (17) no Extension Offer is required to be in any minimum amount or any minimum increment, provided that the Borrowers may at their election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Borrowers’ sole discretion and may be waived by the Borrowers) of Revolving Credit Commitments of any or all applicable Classes be tendered. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.15 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Revolving Credit Commitments on the such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including, without limitation, Sections 2.05, 2.12 and 2.13) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.15. (c) No consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than (A) the consent of each Lender agreeing to such Extension with respect to one or more of its Revolving Credit Commitments (or a portion thereof) and (B) with respect to any Extension of the Revolving Credit Commitments, the consent of the L/C Issuer and the Swing Line Lender (which consent shall not be unreasonably withheld or delayed); provided that any Lender that elects not to agree to such Extension (such Lender being, a “Non-Extending Lender”) may be replaced by the Borrowers pursuant to Section 3.06. All Extended Revolving Credit Commitments and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other applicable Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrowers as may be necessary in order to establish new Classes in respect of Revolving Credit Commitments so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrowers in connection with the establishment of such new Classes, in each case on terms consistent with this Section 2.15. Without limiting the foregoing, in connection with any Extensions the respective Loan Parties shall (at their 118 #95488248v20 expense) amend (and the Administrative Agent is hereby directed to amend) any Mortgage that has a maturity date prior to the then Latest Maturity Date so that such maturity date is extended to the then Latest Maturity Date (or such later date as may be advised by local counsel to the Administrative Agent). (d) In connection with any Extension, the Borrowers shall provide the Administrative Agent at least five (5) Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including, without limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.15. Section 2.16. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) The Commitment Fee shall cease to accrue on any of the Revolving Credit Commitments of such Defaulting Lender pursuant to Section 2.09(a); (b) the Commitment, Outstanding Amount of Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders, the Required Lenders or the Required Revolving Credit Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.01); provided that (x) any waiver, amendment or modification of the type described in clause (a), (b) or (c) of the first proviso in Section 10.01 that would apply to the Revolving Credit Commitments or Obligations owing to such Defaulting Lender or (y) any waiver, amendment or modification (other than as described in the forgoing clause (x) requiring the consent of all Lenders or each affected Lender) which affects such Defaulting Lender disproportionally when compared to other affected Lenders, in each case, shall require the consent of such Defaulting Lender with respect to the effectiveness of such waiver, amendment or modification with respect to the Revolving Credit Commitments or Obligations owing to such Defaulting Lender; (c) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fourth, so long as no Default or Event of Default exists, to the payment of any amounts owing to any Loan Party as a result of any judgment of a court of competent jurisdiction obtained by any Loan Party against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and fifth, to that Defaulting Lender or as otherwise 119 #95488248v20 directed by a court of competent jurisdiction; provided that, if such payment is a payment of the principal amount of any Loans, such payment shall be applied solely to pay the relevant Loans of the relevant non-Defaulting Lenders on a pro rata basis prior to being applied in the manner set forth in this clause (c). (d) if any Swing Line Obligations or L/C Obligations exist at the time such Lender becomes a Defaulting Lender then: (i) all or any part of the Swing Line Obligations or L/C Obligations of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentage but only to the extent that such non-Defaulting Lenders’ Revolving Credit Exposures does not exceed its Revolving Credit Commitments; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within three (3) Business Days following notice by the Administrative Agent (x) first, prepay such Swing Line Obligations and (y) second, Cash Collateralize for the benefit of the L/C Issuer only the Borrowers’ obligations corresponding to such Defaulting Lender’s L/C Obligations (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.03(f) for so long as such L/C Obligations are outstanding; (iii) if the Borrowers Cash Collateralize any portion of such Defaulting Lender’s L/C Obligations pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.03(h) with respect to such Defaulting Lender’s L/C Obligations during the period such Defaulting Lender’s L/C Obligations are Cash Collateralized; (iv) if the L/C Obligations of the non-Defaulting Lenders are reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.09(a) and 2.03(h) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentage; and (v) if all or any portion of such Defaulting Lender’s L/C Obligations is neither reallocated nor Cash Collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the L/C Issuer or any other Lender hereunder, all letter of credit fees payable under Section 2.03(h) with respect to such Defaulting Lender’s L/C Obligations shall be payable to the L/C Issuer until and to the extent that such L/C Obligations are reallocated and/or Cash Collateralized; and (e) so long as such Lender is a Defaulting Lender, the Swing Line Lender shall not be required to fund any Swing Line Loan and the L/C Issuer shall not be required to issue, amend or increase any Letter of Credit, unless it has received assurances satisfactory to it that non-Defaulting Lenders will cover the related exposure and/or cash collateral will be provided by the Borrowers in accordance with Section 2.16(d), and participating interests in any newly made Swing Line Loan or any newly issued or increased Letter of Credit shall 120 #95488248v20 be allocated among non-Defaulting Lenders in a manner consistent with Section 2.16(d)(i) (and such Defaulting Lender shall not participate therein). In the event that the Administrative Agent, the Borrowers, the Swing Line Lender and the L/C Issuer each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swing Line Obligations and L/C Obligations of the Revolving Credit Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Credit Commitment and on such date such Lender shall purchase at par such of the Revolving Credit Loans of the other Revolving Credit Lenders (other than Swing Line Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Revolving Credit Loans in accordance with its Applicable Percentage; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; provided, further, that, except to the extent otherwise expressly agreed by the affected parties and subject to Section 10.24, no change hereunder from Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. Section 2.17. [Reserved]. Section 2.18. Parent Borrower as Agent. The Borrowers hereby appoint the Parent Borrower to act as their agent for all purposes under this Agreement (including, without limitation, with respect to all matters related to the borrowing and repayment of Loans) and the other Loan Documents and agree that (i) the Parent Borrower may execute such documents on behalf of the Borrowers as the Parent Borrower deems appropriate in its sole discretion and the Borrowers shall be obligated by all of the terms of any such document executed on their behalf, (ii) any notice or communication delivered by the Administrative Agent or any Lender to Parent Borrower shall be deemed delivered to all Borrowers and (iii) the Administrative Agent and the Lenders may accept, and be permitted to rely on, any document, instrument or agreement executed by the Parent Borrower on behalf of the Borrowers. For the avoidance of doubt, each Borrower shall be jointly and severally liable with the other Borrowers for all Obligations hereunder. Section 2.19. Additional Borrowers. The Parent Borrower may request that any of its Foreign Subsidiaries (each, an “Applicant Foreign Borrower”) be designated a Foreign Borrower under the Revolving Credit Facility by delivery of a written request to the Administrative Agent therefor. The Administrative Agent will promptly notify the Revolving Credit Lenders of any such request. Designation of any Applicant Foreign Borrower as a Foreign Borrower under the Revolving Credit Facility is subject to (i) delivery of an executed Note by such Applicant Foreign Borrower as may be requested by any Revolving Credit Lender in connection therewith, (ii) delivery of supporting resolutions, articles of incorporation and bylaws (or their equivalents), incumbency certificates, opinions of counsel and such other items as the Administrative Agent or the Revolving Credit Lenders, as applicable, may request (including all documentation and other information requested in order to comply with applicable law, including without limitation “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and, to the extent required by 31 C.F.R. § 1010.230, a certification of the Borrower regarding beneficial ownership), (iii) delivery of an executed Foreign Borrower Joinder Agreement, (iv) consent from each Revolving Credit Lender (such consent not to be unreasonably withheld, conditioned, delayed or denied) and (v) to the extent deemed 121 #95488248v20 necessary by the Administrative Agent and the Parent Borrower execution of an amendment to this Agreement to incorporate country specific and other items reasonably necessary to include such Applicant Foreign Borrower, such amendment to be reasonably acceptable to the Administrative Agent, the Revolving Credit Lenders and the Borrowers. Each Revolving Credit Lender shall, by notice to the Administrative Agent given not later than the date that is five (5) Business Days from the date which such Revolving Credit Lender received notice from the Administrative Agent of the Parent’sParent Borrower’s request to designate an Applicant Foreign Borrower as a Foreign Borrower, advise the Administrative Agent whether or not such Revolving Credit Lender consents to such designation pursuant to Section 2.19(iv). Any Revolving Credit Lender that determines not to consent to the designation of such Applicant Foreign Borrower as a Foreign Borrower shall notify the Administrative Agent of such fact promptly after such determination and any Revolving Credit Lender not responding within such fifteen (15) Business Day period shall be deemed to have determined not to so consent. ARTICLE III TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY Section 3.01. Taxes. (a) Except as provided in this Section 3.01, any and all payments by the Borrowers or any Guarantor to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any Taxes unless required by applicable Law. If any applicable withholding agent (as determined in the good faith discretion of an applicable withholding agent) shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i)if such Taxes are Indemnified Taxes, the sum payable by the Borrowers or applicable Guarantor shall be increased as necessary so that after all required deductions have been made (including deductions applicable to additional sums payable under this Section 3.01), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such applicable withholding agent shall make such deductions, (iii)such applicable withholding agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty (30) days after the date of such payment by such applicable withholding agent (or, if receipts or evidence are not available within thirty (30) days, as soon as possible thereafter), such applicable withholding agent shall furnish to Borrowers and such Agent or Lender (as the case may be) the original or a facsimile copy (which may be delivered via email) of a receipt evidencing payment thereof to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent. (b) The Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) The Borrowers agree to indemnify each Agent and each Lender for (i) the full amount of Indemnified Taxes (including any Indemnified Taxes imposed or asserted by any jurisdiction in respect of amounts payable under this Section 3.01) payable by such Agent and such Lender and (ii) any reasonable and documented out-of-pocket expenses arising therefrom or with respect thereto, in each case whether or not such Indemnified Taxes were 122 #95488248v20 correctly or legally imposed or asserted by the relevant Governmental Authority. Such Agent or Lender, as the case may be, will, at the Borrowers’ request, provide the Borrowers with a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts which shall be conclusive absent manifest error. Payment under this Section 3.01(c) shall be made within ten (10) days after the date such Lender or such Agent makes a demand therefor. (d) If any Lender or Agent determines, in its reasonable discretion, that it has received a refund in respect of any Taxes as to which indemnification or additional amounts have been paid to it by the Borrowers or any Guarantor pursuant to this Section 3.01, it shall promptly remit an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers or any Guarantor under this Section 3.01 with respect to the Taxes giving rise to such refund to the Borrowers, net of all out-of-pocket expenses (including any Taxes) of the Lender or Agent, as the case may be and without interest (other than any interest paid by the relevant taxing authority with respect to such refund); provided that the Borrowers, upon the request of the Lender or Agent, as the case may be, agree promptly to return an amount equal to such refund (plus any applicable interest, additions to tax or penalties) to such party in the event such party is required to repay such refund to the relevant taxing authority. Nothing herein contained shall interfere with the right of a Lender or Agent to arrange its Tax affairs in whatever manner it thinks fit nor oblige any Lender or Agent to claim any Tax refund or to make available its Tax returns or disclose any information relating to its Tax affairs or any computations in respect thereof or require any Lender or Agent to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled. (e) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or (c) with respect to such Lender it will, if requested by the Borrowers, use commercially reasonable efforts (subject to legal and regulatory restrictions), at Borrowers’ expense, to designate another Applicable Lending Office for any Loan affected by such event; provided that such efforts are made on terms that, in the judgment of such Lender, cause such Lender and its Applicable Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 3.01(e) shall affect or postpone any of the Obligations of the Borrowers or the rights of such Lender pursuant to Section 3.01(a) or (c). (f) Each Lender shall, at such times as are reasonably requested by the Borrowers or the Administrative Agent, provide the Borrowers and the Administrative Agent with any documentation prescribed by law, or reasonably requested by the Borrowers or the Administrative Agent, certifying as to any entitlement of such Lender to an exemption from, or reduction in, any withholding Tax with respect to any payments to be made to such Lender under any Loan Document. Each such Lender shall, whenever a lapse in time or change in circumstances renders such documentation (including any documentation specifically referenced below) expired, obsolete or inaccurate in any material respect, deliver promptly to the Borrowers and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the applicable withholding agent) or promptly notify the Borrowers and the Administrative Agent in writing of its inability to do so. 123 #95488248v20

Without limiting the generality of the foregoing: (i) Each Lender that is a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrowers and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed original of Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding; (ii) Each Lender that is not a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrowers and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter when required by Law or upon the reasonable request of the Borrowers or the Administrative Agent) whichever of the following is applicable: (A) two duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable (or any successor forms) claiming eligibility for benefits of an income tax treaty to which the United States is a party, (B) two duly completed copies of Internal Revenue Service Form W-8ECI (or any successor forms), (C) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or 881(c) or the Code, (x) a certificate, in substantially the form of Exhibit L (any such certificate a “United States Tax Compliance Certificate”), or any other form approved by the Administrative Agent, to the effect that such Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Parent Borrower within the meaning of Section 881(c)(3)(B) of the Code or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that no payments in connection with the Loan Documents are effectively connected with such Lender’s conduct of a U.S. trade or business, and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable (or any successor forms), (D) to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership), Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by a Form W-8ECI, W-8BEN or W-8BEN-E, as applicable (or any successor forms), United States Tax Compliance Certificate, Form W-9, Form W-8IMY (or other successor forms) or any other required information from each beneficial owner, as applicable (provided that, if the Lender is a partnership and one or more direct or indirect partners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Lender on behalf of such direct or indirect partner(s)), or 124 #95488248v20

(E) two duly completed copies of any other form prescribed by applicable U.S. federal income tax laws (including the Treasury regulations) as a basis for claiming a complete exemption from, or a reduction in, U.S. federal withholding tax on any payments to such Lender under the Loan Documents. (iii) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their FATCA obligations, to determine whether such Lender has or has not complied with such Lender’s FATCA obligations and to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this Section 3.01(f)(iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Notwithstanding any other provision of this clause (f), a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver. Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 3.01(f). (g) On or before the date that it becomes a party to this Agreement, the Administrative Agent shall provide the Borrowers with two duly completed copies of, if it is a United States person (as defined in Section 7701(a)(30) of the Code), Internal Revenue Service Form W-9 certifying that it is exempt from U.S. federal backup withholding, and, if it is not a United States person, (1) Internal Revenue Service Form W-8ECI with respect to payments to be received by it as a beneficial owner and (2) Internal Revenue Service Form W-8IMY (together with required accompanying documentation) with respect to payments to be received by it on behalf of the Lenders, and shall update such forms periodically upon the reasonable request of the Borrowers. Notwithstanding any other provision of this clause (g), the Administrative Agent shall not be required to deliver any form that such Administrative Agent is not legally eligible to deliver. (h) For the avoidance of doubt, the term “Lender” shall, for purposes of this Section 3.01, include any L/C Issuer and any Swing Line Lender and “applicable Law” includes FATCA. (i) Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 125 #95488248v20

Section 3.02. Inability to Determine Rates. (a) If in connection with any request for a Eurocurrency RateTerm SOFR Loan or an Alternative Currency Loan or a conversion to or continuation thereof, as applicable (i) the Administrative Agent determines that (A) deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank eurodollar market for such currency (which determination shall be conclusive absent manifest error) that (b) no Successor Rate for the Relevant Rate for the applicable amount and Interest Period of such Eurocurrency currency has been determined in accordance with Section 3.02(b) and the circumstances under clause (i) of Section 3.02(b) or the Scheduled Unavailability Date have occurred with respect to such Relevant Rate Loan, (B) (xas applicable) or (B) adequate and reasonable means do not otherwise exist for determining the EurocurrencyRelevant Rate for anythe applicable currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed Eurocurrency Rate Loan (whether in Dollars or anTerm SOFR Loan or Alternative Currency) Loan or in connection with an existing or proposed Base Rate Loan and (y) the circumstances described in Section 3.02(c)(i) do not apply or (C) a fundamental change has occurred in the foreign exchange or interbank markets with respect to such Alternative Currency (including, without limitation, changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls) (in each case with respect to this clause (i), “Impacted Loans”), or (ii)or (ii) the Administrative Agent or the Required Lenders determine that for any reason the Eurocurrency Rate Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in Dollars or an Alternative Currencyor determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currencies, as applicable, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended, (in each case to the extent of the affected Eurocurrency RateAlternative Currency Loans or Interest Periods),Period or determination date(s), as applicable and (y) in the event of a determination described in the preceding sentence with respect to the Eurocurrency RateTerm SOFR component of the Base Rate, the utilization of the Eurocurrency RateTerm SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 3.02(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrowers may revoke any pending request for a Borrowing of, conversion to Term SOFR Loans, or Borrowing of, or continuation of Eurocurrency Rate Loans in the affected currency or currencies (Alternative Currency Loans to the extent of the affected Eurocurrency RateAlternative Currency Loans or Interest Periods) orPeriod or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (ii) (A) any outstanding affected Eurocurrency Rate Loans denominated in Dollars willTerm SOFR Loans shall be deemed to have been converted intoto Base Rate Loans at the end of the applicable Interest Periodimmediately and (B) any outstanding affected Eurocurrency Rate Loans denominated in an Alternative Currency Loans, at the Borrowers’Borrower’s election, shall either (1) be converted into a Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Eurocurrency Alternative Currency Loan immediately upon such election (or 126 #95488248v20 deemed election pursuant to the proviso below), in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan or (2) be prepaid in full immediately upon such election in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in fullthe case of an Alternative Currency Term Rate Loan; provided that if no election is made by the Borrowers by the earlier of (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three Business Days after receipt by the BorrowersParent Borrower of such notice andor (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Eurocurrency Rate Loan, the CompanyBorrowers shall be deemed to have elected clause (1) above. (b) Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (i) of Section 3.02(a), the Administrative Agent, in consultation with the Borrowers, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (i) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (i) of the first sentence of Section 3.02(a), (ii) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrowers that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (iii) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its Applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrowers written notice thereof. (b) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents (and any Swap Contract evidencing Obligations shall be deemed not a "Loan Document" for purposes of this Section 3.02), but subject to the provisions of the next succeeding paragraph with respect to Term SOFR, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrowers) that the Borrowers or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Agreed Currency because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; (ii) the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Agreed Currency (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Agreed Currency, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for such Agreed Currency (the latest 127 #95488248v20 date on which all tenors of the Relevant Rate for such Agreed Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or (iii) with respect to Loans denominated in an Agreed Currency other than Dollars, syndicated loans currently being executed and agented in the United States, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate for an Agreed Currency. or if the events or circumstances of the type described in clauses (i), (ii) and (iii) above have occurred with respect to the Successor Rate then in effect, and the Administrative Agent determines in good faith that none of the Successor Rates is available, then, in each case, the Administrative Agent and the Parent Borrower may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Agreed Currency or any then current Successor Rate for an Agreed Currency in accordance with this Section 3.02 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the United States and denominated in such Agreed Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the United States and denominated in such Agreed Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent in good faith from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereof, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. (c) NotwithstandingIf Term SOFR is the then-current benchmark for Loans denominated in Dollars, then notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrowers) that the Borrowers or Required Lenders (as applicable) have determined, that: (i) (i) adequate and reasonable means do not exist for ascertaining LIBOR for any Interest Period hereunder or any other tenors of LIBORone month, three month and six month interest periods of Term SOFR, including, without limitation, because the LIBORTerm SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the(ii) CME or any successor administrator of the LIBORTerm SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which LIBOR or the LIBORone month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or 128 #95488248v20 permitted to be used for determining the interest rate of loansU.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide LIBORsuch interest periods of Term SOFR after such specific date (such specific date, the “the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Term SOFR Scheduled Unavailability Date”); or (iii) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over such administrator has made a public statement announcing that all Interest Periods and other tenors of LIBOR are no longer representative; or (iv) syndicated loans currently being executed, or that include language similar to that contained in this Section 3.02, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, in the case of clauses (i)-(iii) above, on a date and time determined by the Administrative Agent (any such date, the “LIBORTerm SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and shall occur within a reasonable period of time after the occurrence of any of the events or circumstances under clauses (i), (ii) or (iii) above and, solely with respect to clause (ii) above, no later than the Term SOFR Scheduled Unavailability Date, LIBORunless the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, Term SOFR will be replaced hereunder and under any Loan Document with, subject to the proviso below, the first available alternative set forth in the order below Daily Simple SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “LIBORand Daily Simple SOFR shall be the Successor Rate”; and any such rate before giving effect to the Related Adjustment, the “Pre-Adjustment to Term SOFR. If the Successor Rate”): to Term SOFR is Daily Simple SOFR, all interest payments will be payable on a quarterly basis. (x) Term SOFR plus the Related Adjustment; and (y) SOFR plus the Related Adjustment; and in the case of clause (iv) above, the Borrowers and Administrative Agent may amend this Agreement solely for the purpose of replacing LIBOR under this Agreement and under any other Loan Document in accordance with the definition of “LIBOR Successor Rate” and such amendment will become effective at 5:00 p.m., on the fifth (5th) Business Day after the Administrative Agent shall have notified all Lenders and the Borrowers of the occurrence of the circumstances described in clause (iv) above unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to the implementation of a LIBOR Successor Rate pursuant to such clause; provided that, if the Administrative Agent determines in good faith that Term SOFR has become available, is administratively feasible for the Administrative Agent and would have been identified as the Pre-Adjustment Successor Rate in accordance with the foregoing if it had been so available at the time that the LIBOR Successor Rate then in effect was so identified and the Administrative Agent notifies the Borrowers and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest 129 #95488248v20 payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Pre-Adjustment Successor Rate shall be Term SOFR and the LIBOR Successor Rate shall be Term SOFR plus the relevant Related Adjustment. The Administrative Agent will promptly (in one or more notices) notify the Borrowers and each Lender of (x) any occurrence of any of the events, periods or circumstances under clauses (i) through (iii) above, (y) a LIBOR Replacement Date and (z) the LIBORthe implementation of any Successor Rate. Any LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined in good faith by the Administrative Agent (in consultation with the Parent Borrower). Notwithstanding anything else herein, if at any time any LIBOR Successor Rate as so determined would otherwise be less than 0.00%, the LIBOR Successor Rate will be deemed to be 0.00% for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes in good faith from time to time, in consultation with the Parent Borrower, and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such LIBOR Successor Rate Conforming Changes to the BorrowersParent Borrower and the Lenders reasonably promptly after such amendment becomes effective. If the events or circumstances of the type described in Section 3.02(c)(i)-(iii) have occurred with respect to the LIBOR Successor Rate then in effect, then the successor rate thereto shall be determined in accordance with the definition of “LIBOR Successor Rate.” For purposes of this Section 3.02, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in the applicable Agreed Currency shall be excluded from any determination of Required Lenders. (d) Notwithstanding anything to the contrary herein, (i) after any such determination by the Administrative Agent or receipt by the Administrative Agent of any such notice described under Section 3.02(c)(i)-(iii), as applicable, if the Administrative Agent determines in good faith that none of the LIBOR Successor Rates is available on or prior to the LIBOR Replacement Date, (ii) if the events or circumstances described in Section 3.02(c)(iv) have occurred but none of the LIBOR Successor Rates is available, or (iii) if the events or circumstances of the type described in Section 3.02(c)(i)-(iii) have occurred with respect to the LIBOR Successor Rate then in effect and the Administrative Agent determines in good faith that none of the LIBOR Successor Rates is available, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing LIBOR or any then current LIBOR Successor Rate in accordance with this Section 3.02 at the end of any Interest Period, relevant interest payment date or 130 #95488248v20 payment period for interest calculated, as applicable, with another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any Related Adjustments and any other mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent in good faith from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a LIBOR Successor Rate. Any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. (e) If, at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, no LIBOR Successor Rate has been determined in accordance with clauses (c) or (d) of this Section 3.02 and the circumstances under clauses (c)(i) or (c)(iii) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans, Interest Periods, interest payment dates or payment periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate, until the LIBOR Successor Rate has been determined in accordance with clauses (c) or (d). Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans, Interest Periods, interest payment dates or payment periods) or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein. Section 3.03. Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans. (a) If any Lender determines that as a result of any Change in Law, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Loan or issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.03(a) any such increased costs or reduction in amount resulting from (i) Indemnified Taxes indemnifiable under Section 3.01, (ii) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, or (iii) Connection Income Taxes or (iv) reserve requirements contemplated by Section 3.03(c)), then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.05), the Parent Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction; provided that in the case of any Change in Law only applicable as a result of the proviso set forth in the definition thereof, such Lender will only be compensated for such amounts that would have otherwise been imposed under the 131 #95488248v20 applicable increased cost provisions and only to the extent the applicable Lender is imposing such charges on other similarly situated borrowers under comparable syndicated credit facilities. (b) If any Lender determines that as a result of any Change in Law regarding capital adequacy, liquidity or any change therein or in the interpretation thereof, in each case after the date hereof, or compliance by such Lender (or its Applicable Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy, liquidity and such Lender’s desired return on capital), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.05), the Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such reduction within fifteen (15) days after receipt of such demand. (c) The Borrowers shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits, additional interest on the unpaid principal amount of each Eurocurrency Rate Loan or Daily LIBOR Swingline Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of demonstrable error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent demonstrable error) which in each case shall be due and payable on each date on which interest is payable on such Loan, provided, that the Borrowers shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days after receipt of such notice. (c) [Reserved.] (d) Subject to Section 3.05(b), failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.03 shall not constitute a waiver of such Lender’s right to demand such compensation. (e) If any Lender requests compensation under this Section 3.03, then such Lender will, if requested by the Borrowers, use commercially reasonable efforts to designate another Applicable Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Applicable Lending Office(s) to suffer no material economic, legal or regulatory disadvantage; and provided, further that nothing in this 132 #95488248v20

Section 3.03(e) shall affect or postpone any of the Obligations of the Borrowers or the rights of such Lender pursuant to Section 3.03(a), (b), (c) or (d). Section 3.04. Funding Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any EurocurrencyLoan other than a Base Rate Loan on a day other than the last day of the Interest Period, relevant interest payment date or payment period, as applicable, for such Loan, if applicable; (b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan (other than a Base Rate Loan) on the date or in the amount notified by the Borrowers; or (c) any payment by the Borrowers of any Loan (or interest due thereon or drawings under any Letter of Credit) denominated in Euro or an Alternative Currency in a different currency; including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.04, each Lender shall be deemed to have funded each EurocurrencyAlternative Currency Term Rate Loan made by it at the EurocurrencyAlternative Currency Term Rate for such Loan by a matching deposit or other borrowing in the Londonoffshore interbank eurodollar market for such currency for a comparable amount and for a comparable period, whether or not such EurocurrencyAlternative Currency Term Rate Loan was in fact so funded. Section 3.05. Matters Applicable to All Requests for Compensation. (a) Any Agent or any Lender claiming compensation under this Article III shall deliver a certificate to the Borrowers setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of demonstrable error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods. (b) With respect to any Lender’s claim for compensation under Section 3.01, Section 3.02, Section 3.03 or Section 3.04, the Borrowers shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrowers of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrowers under Section 3.03, the Borrowers may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue EurocurrencyTerm SOFR Loans 133 #95488248v20 or Alternative Currency Term Rate Loans, as applicable, from one Interest Period to another, or to convert Base Rate Loans into Eurocurrency RateTerm SOFR Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.05(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. (c) If the obligation of any Lender to make or continue any Eurocurrency RateTerm SOFR Loan from one Interest Period to another, or to convert Base Rate Loans into Eurocurrency RateTerm SOFR Loans shall, to the extent denominated in Dollars, be suspended pursuant to Section 3.05(b) hereof, such Lender’s Eurocurrency RateTerm SOFR Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurocurrency Rate Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.01, Section 3.02, Section 3.03 or Section 3.04 hereof that gave rise to such conversion no longer exist: (i) to the extent that such Lender’s Eurocurrency RateTerm SOFR Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Eurocurrency RateTerm SOFR Loans shall be applied instead to its Base Rate Loans; and (ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as Eurocurrency Rate Loans, to the extent denominated in Dollars,Term SOFR Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into Eurocurrency RateTerm SOFR Loans shall remain as Base Rate Loans. (d) If any Lender gives notice to the Borrowers (with a copy to the Administrative Agent) that the circumstances specified in Section 3.01, Section 3.02, Section 3.03 or Section 3.04 hereof that gave rise to the conversion of such Lender’s Eurocurrency RateTerm SOFR Loans denominated in Dollars pursuant to this Section 3.05 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency RateTerm SOFR Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted to Eurocurrency RateTerm SOFR Loans, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency RateTerm SOFR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurocurrency RateTerm SOFR Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective principal amount of Commitments. Section 3.06. Replacement of Lenders under Certain Circumstances. (a) If at any time (i) any Lender requests reimbursement for amounts owing pursuant to Section 3.01 or Section 3.03 as a result of any condition described in such Sections and Lender has declined or is unable to designate a different lending office in accordance with Section 3.01(e) or any Lender ceases to make Eurocurrency RateTerm SOFR Loans or Alternative Currency Loans as a result of any condition described in Section 3.02 or Section 3.03, (18) any Lender becomes a Defaulting Lender, (19) any Lender becomes 134 #95488248v20 a Non-Consenting Lender or (20) any Lender becomes a Non-Extending Lender, then the Borrowers may, on prior written notice to the Administrative Agent and such Lender, replace such Lender by requiring such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (with the assignment fee to be paid by the Borrowers in such instance) all of its rights and obligations under this Agreement (or, with respect to clause (iii) and clause (iv) above, all of its rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver or amendment) to one or more Eligible Assignees (provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrowers to find a replacement Lender or other such Person; and provided, further, that (b) in the case of any such assignment resulting from a claim for compensation under Section 3.03 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and (c) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender or a Non-Extending Lender, the applicable Eligible Assignees shall have agreed to the applicable departure, waiver or amendment of the Loan Documents). (b) Any Lender being replaced pursuant to Section 3.06(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, as applicable (provided that the failure of any such Lender to execute an Assignment and Assumption shall not render such assignment invalid and such assignment shall be recorded in the Register) and (21) deliver Notes, if any, evidencing such Loans to the Borrowers or Administrative Agent. Pursuant to such Assignment and Assumption, (b) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitments and outstanding Loans and participations in L/C Obligations and Swing Line Loans, as applicable, (c) all obligations of the Loan Parties owing to the assigning Lender relating to the Loan Documents and participations so assigned shall be paid in full by the assignee Lender or the Loan Parties (as applicable) to such assigning Lender concurrently with such assignment and assumption, together with any amounts owing to the assigning Lender (other than a Defaulting Lender) under Section 3.04 as a consequence of such assignment and (d) upon such payment and, if so requested by the assignee Lender, the assignor Lender shall deliver to the assignee Lender the appropriate Notes executed by the Borrowers, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender. (c) Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer, or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09. (d) In the event that (i) the Borrowers or the Administrative Agent have requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (22) the consent, waiver or amendment in 135 #95488248v20 question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (23) the Required Lenders or Required Revolving Credit Lenders, as applicable, have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.” (e) Notwithstanding anything herein to the contrary, each party hereto agrees that any assignment pursuant to the terms of this Section 3.06 may be effected pursuant to an Assignment and Assumption executed by the Borrowers, the Administrative Agent and the assignee and that the Lender making such assignment need not be a party thereto. Section 3.07. Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Applicable Lending Office to perform any of its obligations hereunder or make, maintain or fund or charge interest with respect to any Credit Extension or to determine or charge interest rates based upon the Eurocurrency Rate or Daily LIBORa Relevant Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to engage in reverse repurchase of U.S. Treasury securities transactions of the type included in the definition of SOFR, or to determine or charge interest rates based upon a Relevant Rate or to purchase or sell, or to take deposits of, Dollarsany Alternative Currency in the Londonapplicable interbank market, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, (i) any obligation of such Lender to issue, make, maintain, fund or charge interest with respect to any such Credit Extension or continue Eurocurrency RateAlternative Currency Loans, Term SOFR Loans or Daily LIBORSimple SOFR Swingline Loans, as applicable, or to convert Base Rate Loans to Eurocurrency RateTerm SOFR Loans or Daily LIBORSimple SOFR Swingline Loans to Term SOFR Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency RateTerm SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency RateTerm SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay all Term SOFR Loans, Alternative Currency Loans or Daily Simple SOFR Swingline Loans, as applicable, in the affected currency or currencies or, if applicable and such Loans are denominated in Dollars, convert all Eurocurrency RateTerm SOFR Loans or Daily Simple SOFR Swingline Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency RateTerm SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans or Daily LIBOR Swingline Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans or or Daily LIBOR Swingline Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency RateSOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency RateTerm SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the 136 #95488248v20

Eurocurrency RateSOFR. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted. Section 3.08. Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder and any assignment of rights by or replacement of a Lender. ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS Section 4.01. Conditions to Closing Date. The obligation of each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent (or waiver thereof in accordance with Section 10.01): (a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (which may be delivered via email) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party (other than in respect of (a)(i)(v) below), each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel: (i) executed counterparts of this Agreement and the Guaranty from each of the Loan Parties listed on the signature pages thereto; (ii) a Note executed by the Borrowers in favor of each Lender that has requested a Note at least five (5) Business Days in advance of the Closing Date; (iii) each Collateral Document set forth on Schedule 1.01A required to be executed on the Closing Date as indicated on such schedule, duly executed by each Loan Party party thereto, together with (except as provided in such Collateral Documents); (A) certificates, if any, representing the pledged equity referred to therein, accompanied by undated stock powers, if applicable, executed in blank and (if applicable) instruments evidencing the pledged debt referred to therein endorsed in blank; and (B) evidence that all other actions, recordings and filings that the Administrative Agent or Collateral Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent and Collateral Agent; (iv) such certificates, copies of Organization Documents of the Loan Parties, resolutions or other action and incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date; 137 #95488248v20

(v) legal opinions, in customary form, from (i) Kirkland & Ellis LLP, as New York and Delaware counsel to the Loan Parties, (ii) Greenbaum, Rowe, Smith & Davis LLP, as special New Jersey counsel to the Loan Parties, and (iii) Hunton Andrews Kurth LLP, as special Virginia and North Carolina counsel to the Loan Parties; (vi) a certificate signed by a Responsible Officer of the Parent Borrower certifying that the conditions set forth in clause (f) below is satisfied; (vii) a certificate attesting to the Solvency of the Parent Borrower and its Subsidiaries (on a consolidated basis) on the Closing Date after giving effect to the Closing Date Transactions, from Parent’sParent Borrower’s chief financial officer or other officer with equivalent duties. (b) The Parent Borrower shall have paid all fees and other amounts due and payable to the Lead Arrangers and the Administrative Agent in connection with this Agreement, including reimbursement or payment of reasonable and documented costs and expenses actually incurred by the Lead Arranger or Administrative Agent in connection with this Agreement, including the reasonable fees, expenses and disbursements of counsel for the Lead Arrangers and the Administrative Agent, in each case, to the extent invoiced at least three (3) Business Days prior to the Closing Date. (c) The Lead Arrangers shall have received Audited Parent Borrower Financial Statements. (d) Prior to or substantially simultaneously with the occurrence of the closing on the Closing Date, the Refinancing shall have occurred. (e) The Administrative Agent and the Lead Arrangers shall have received at least three (3) Business Days prior to the Closing Date all documentation and other information about the Borrowers and the Guarantors as has been reasonably requested in writing at least ten (10) Business Days prior to the Closing Date by the Administrative Agent and the Lead Arrangers that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and, to the extent required by 31 C.F.R. § 1010.230, a certification of the Borrowers regarding beneficial ownership. (f) Since December 31, 2020, no events have occurred or circumstances have arisen that, individually or in the aggregate, have had or reasonably would be expected to have, a Material Adverse Effect. For purposes of determining whether the Closing Date has occurred, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or such Lender, as the case may be, unless such Lender has notified the Administrative Agent of any disagreement prior to the Closing Date. Section 4.02. Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting 138 #95488248v20 only a conversion of Loans to the other Type, or a continuation of EurocurrencyTerm SOFR Loans or Alternative Currency Term Rate Loans, as applicable) is subject to the following conditions precedent: (a) The representations and warranties of the Borrowers and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; provided, further, that in the case of an Incremental Revolving Commitment the proceeds of which will be used to finance a Limited Condition Transaction for which an LCT Election has been made, the foregoing will be limited to the Specified Representations. (b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom; provided, that, in the case of any Incremental Revolving Commitments, the proceeds of which will be used to finance a Limited Condition Transaction for which an LCT Election has been made, this clause (b) shall be limited to Specified Events of Default. (c) The Administrative Agent and, if applicable, the relevant L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof. Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of EurocurrencyTerm SOFR Loans or Alternative Currency Term Rate Loans, as applicable) submitted by the Borrowers shall be deemed to be a representation and warranty that the applicable conditions specified in Section 4.02(a) and, if applicable, Section 4.02 (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE V REPRESENTATIONS AND WARRANTIES The Borrowers represent and warrant to the Agents and the Lenders on the Closing Date and on the date of each subsequent Credit Extension that: Section 5.01. Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each other Restricted Subsidiary (a) is a Person duly incorporated, organized or formed, and validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, iv) has all requisite power and authority to (1) own or lease its assets and carry on its business and (2) execute, deliver and perform its obligations under the Loan Documents to which it is a party, v) is duly qualified and, where applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, vi) is in material compliance with all Laws (including applicable portions of the USA PATRIOT Act and applicable anti-money laundering laws), orders, writs, injunctions and orders and vii) has all requisite governmental licenses, authorizations, consents and approvals to operate 139 #95488248v20 its business as currently conducted; except in each case referred to in clause (a) (other than with respect to the Parent Borrower), (b) (i), (c), (d) or (e), to the extent that failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.02. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the TransactionTransactions, (a) have been duly authorized by all necessary corporate or other organizational action and viii) do not and will not (1) contravene the terms of any of such Person’s Organization Documents, (2) conflict with or result in any breach or contravention of, or require any payment to be made under (b) any Contractual Obligation exceeding the Threshold Amount to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (c) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, (3) result in the creation of any Lien (other than under the Loan Documents and Liens subject to the Amendment No. 2 Effective Date Intercreditor Agreement) or (4) violate any material Law; except (in the case of clauses (b) (ii) and (b) (iv)), to the extent that such conflict, breach, contravention, payment or violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.03. Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, or for the consummation of the TransactionTransactions, ix) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, x) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or xi) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (1) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (2) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (3) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.04. Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. Section 5.05. Financial Statements; No Material Adverse Effect. (a) The Audited Parent Borrower Financial Statements fairly present in all material respects the consolidated financial condition of the Parent and its Subsidiaries fairly present in all material respects the consolidated financial condition of the 140 #95488248v20

ParentBorrower and its Subsidiaries, in each case, as of the dates thereof and their results of operations for the period covered thereby, except as otherwise disclosed to the Administrative Agent prior to the ClosingAmendment No. 2 Effective Date, and in the case of the Audited Parent Borrower Financial Statements, prepared in accordance with GAAP consistently applied throughout the periods covered thereby. (b) Since December 31, 2020, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. Section 5.06. Litigation. Except as set forth on Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Parent Borrower, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Parent Borrower or any Restricted Subsidiary or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 5.07. Ownership of Property; Liens. (a) Each Loan Party and each of its Subsidiaries has good and valid title to, or valid leasehold interests in, or easements or other limited property interests in, all property material to the ordinary conduct of its business, free and clear of all Liens other than Permitted Liens, except where the failure to have such title or other interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) Other than as set forth in Schedule 1.01E, there are no fee-owned real properties owned by any Loan Party as of the ClosingAmendment No. 2 Effective Date and located in the United States with a fair market value, as of the ClosingAmendment No. 2 Effective Date, in excess of $15,000,000 individually. Section 5.08. Environmental Matters. Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) there are no pending or, to the knowledge of the Parent Borrower, threatened claims, actions, suits, notices of violation, notices of potential responsibility, disputes or proceedings by or involving any Loan Party or any of their Subsidiaries alleging potential liability or responsibility for violation of, or otherwise relating to, any Environmental Law; (b) (i) there is no asbestos or asbestos-containing material on any property currently owned, leased or operated by any Loan Party or any of their Subsidiaries; and (4) there has been no Release of Hazardous Materials at, on, under or from any location in a mannersuch property, in each case of (i) and (ii) which would reasonably be expected to give rise to any Environmental Liability of or relating to any Loan Party or any of their Subsidiaries; (c) neither any Loan Party nor any of their Subsidiaries is undertaking, or has completed, either individually or together with other persons, any investigation or response action relating to any actual or threatened Release of Hazardous Materials at any location, 141 #95488248v20 either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; (d) all Hazardous Materials transported from any property currently or, to the knowledge of the Parent Borrower or its Subsidiaries, formerly owned, leased or operated by any Loan Party or any of their Subsidiaries for off-site disposal have been disposed of in compliance with all Environmental Laws; (e) none of the Loan Parties nor any of their Subsidiaries is subject to or has contractually or by operation of Law assumed any Environmental Liability of any third party; and (f) the Loan Parties and each of their Subsidiaries and their respective businesses, operations and properties are and have been in compliance with all Environmental Laws. Section 5.09. Taxes. The Parent Borrower and each Restricted Subsidiary have timely filed all federal, provincial, state, municipal, foreign and other Tax returns and reports required to be filed, and have timely paid all federal, provincial, state, municipal, foreign and other Taxes levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP and, except for failures to file or pay as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. There are no Tax audits, deficiencies, assessments or other claims with respect to the Parent Borrower or any Restricted Subsidiary that could, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 5.10. Compliance with ERISA. (a) Except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state Laws and applicable foreign laws, respectively. (b) (i) No ERISA Event or similar event with respect to a Foreign Plan has occurred or is reasonably expected to occur; (5) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 et seq. or 4243 of ERISA with respect to a Multiemployer Plan; and (6) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this Section 5.10, as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (c) As of the ClosingAmendment No. 2 Effective Date, no Loan Party is and no Loan Party will become (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code, (3) an entity deemed to hold Plan Assets of any 142 #95488248v20 such plans or accounts, or (4) a “governmental plan” within the meaning of Section 3(32) of ERISA. Section 5.11. Subsidiaries; Equity Interests. As of the ClosingAmendment No. 2 Effective Date, neither the Parent Borrower nor any other Loan Party has any Subsidiaries other than those specifically disclosed in Schedule 5.11, and all of the outstanding Equity Interests in the Borrowers and the Subsidiaries of the Parent Borrower have been validly issued, are fully paid and, in the case of Equity Interests representing corporate interests, nonassessable and, on the ClosingAmendment No. 2 Effective Date, all Equity Interests owned directly or indirectly by the Parent Borrower or any other Loan Party are owned free and clear of all Liens except (i) those created under the Collateral Documents, and (7) those Liens permitted under Section 7.02. As of the ClosingAmendment No. 2 Effective Date, Schedule 5.11 i) sets forth the name and jurisdiction of organization or incorporation of each Subsidiary, ii) sets forth the ownership interest of the Parent, the Borrowers and any of their Subsidiaries in each of their Subsidiaries, including the percentage of such ownership and iii) identifies each Person the Equity Interests of which are required to be pledged on the ClosingAmendment No. 2 Effective Date pursuant to the Collateral and Guarantee Requirement. Section 5.12. Margin Regulations; Investment Company Act. (a) No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U or Regulation X of the FRB. (b) None of the Parent Borrower or any Restricted Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended. Section 5.13. Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to any Agent, any Lead Arranger or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains when furnished any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (giving effect to all supplements and updates thereto); provided that, with respect to projected financial information, the Parent Borrower and the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that (i) such projections are as to future events and are not to be viewed as facts and are subject to significant uncertainties and contingencies, many of which are beyond the control of the Parent Borrower and the Borrowers, (ii) no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ significantly from the projected results and (iii) such differences may be material. 143 #95488248v20

Section 5.14. Intellectual Property; Licenses, Etc. Each of the Loan Parties and the other Restricted Subsidiaries own, license or possess the right to use, all of the trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, technology, software, know-how, database rights, design rights and other intellectual property rights, including registrations and applications for registration thereof, all rights of priority thereto, and all rights to sue for any infringement, misappropriation or violation, and all income, royalties, damages and payments due or payable, therefore (collectively, “IP Rights”) that are used in or reasonably necessary for the operation of their respective businesses as currently conducted, and, to the knowledge of the Parent Borrower, without violation of the rights of any Person, except to the extent such violation or failure to own, license, or possess, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any such IP Rights, is pending or, to the knowledge of the Parent Borrower, threatened against any Loan Party or Subsidiary, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 5.15. Solvency. On the ClosingAmendment No. 2 Effective Date after giving effect to the TransactionTransactions, the Parent Borrower and its Subsidiaries, on a consolidated basis, are Solvent. Section 5.16. Collateral Documents. The Collateral Documents are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties legal, valid and enforceable Liens on and security interests in, the Collateral described therein and to the extent intended to be created thereby, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity, and (i) when all appropriate filings or recordings are made in the appropriate offices as may be required under applicable Laws (which filings or recordings shall be made to the extent required by any Collateral Document) and (ii) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent required by any Collateral Document or the Amendment No. 2 Effective Date Intercreditor Agreement), the Liens created by such Collateral Documents will constitute so far as possible under relevant Law fully perfected Liens on (with the priority set forth in the Amendment No. 2 Effective Date Intercreditor Agreement), and security interests in, all right, title and interest of the Loan Parties in such Collateral to the extent perfection can be obtained by filing financing statements or upon the taking of possession or control, in each case subject to no Liens other than Permitted Liens. Section 5.17. Use of Proceeds. The proceeds of the Revolving Credit Loans and the L/C Credit Extensions shall be used in a manner consistent with the uses set forth in the Preliminary Statements toby the Borrowers for working capital and other general corporate purposes, including financing permitted acquisitions and capital expenditures and investments, restricted payments and other transactions permitted by this Agreement. Section 5.18. Sanctions Laws and Regulations and Anti-Corruption Laws. (a) Each of the Parent Borrower and its Subsidiaries is in compliance, in all material respects, with the Sanctions Laws and Regulations, the FCPA and other applicable anti-corruption laws. No Borrowing or use of proceeds of any Borrowing or drawing under 144 #95488248v20 any Letter of Credit will violate or result in the violation of any Sanctions Laws and Regulations applicable to any party hereto. (b) None of (I) the Borrowers or any other Loan Party or (II) a Restricted Subsidiary that is not a Loan Party or, to the knowledge of the Parent Borrower, any director, manager, officer, agent or employee of the Parent Borrower or any of its Restricted Subsidiaries, in each case, is (i) a Person (or owned 50% or more by one or more Persons or under Control of a Person) on the list of “Specially Designated Nationals and Blocked Persons” or the target of the limitations or prohibitions under any Sanctions Laws and Regulations, or (1) a Person located, organized, or resident in a country or territory that is the subject of comprehensive sanctions under Sanctions Laws and Regulations (currently, Crimea, Cuba, Iran, North Korea and, Syria, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic). (c) No part of the proceeds of any Loan or Letter of Credit will be used for any improper payments, directly or, to the knowledge of the Parent Borrower, indirectly, to any governmental official or employee, political party, official of a political party, candidate for political office, or any other party (if applicable) in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA or any applicable similar laws, rules or regulations issued, administered or enforced by any Governmental Authority having jurisdiction over the Parent Borrower or the Borrowers. Section 5.19. Amendment No. 2 Effective Date LCT Representations. The Parent Borrower represents that, to the extent required, (i) it has made a “limited conditionality election in accordance with the 2021 Indenture with respect to the Transactions and the LCT Test Date (as defined in the 2021 Indenture) shall be the date of the Merger Agreement and (ii) after giving effect to the preceding clause (i), the Term Facility (and any Senior Notes issued pursuant to the 2022 Indenture) are permitted under the Indentures and this Agreement (collectively, the “LCT Representations”). ARTICLE VI AFFIRMATIVE COVENANTS From and after the Closing Date and for so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied (other than contingent indemnification obligations not yet due, Secured Hedge Agreements and Cash Management Obligations), or any Letter of Credit shall remain outstanding, the Parent Borrower shall, and shall (except in the case of the covenants set forth in Section 6.01, Section 6.02 and Section 6.03) cause each Restricted Subsidiary to: Section 6.01. Financial Statements. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) as soon as available, but in any event not to exceed the later of (i) ninety (90) days after the end of each fiscal year of the Parent Borrower and (ii) the date required by the SEC reporting requirements (as such may be extended by the SEC), a consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for 145 #95488248v20 the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than as a result of (x) current debt maturity in the final year of any Indebtedness permitted under Section 7.01 or (y) a prospective or actual default in respect of any financial maintenance covenant in any agreement governing Indebtedness of the Parent Borrower or any Restricted Subsidiary); (b) as soon as available, but in any event not to exceed the later of (i) forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Parent Borrower and (ii) the date required by the SEC reporting requirements (as such may be extended by the SEC), a consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in comparative form the income statement figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Parent Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Parent Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes; and (c) simultaneously with the delivery of each set of consolidated financial statements referred to in Section 6.01(a) and (b) above (i) the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements and (ii) a customary management discussion and analysis of operating results. Notwithstanding the foregoing, the obligations in paragraphs (a), (b) and (c) of this Section 6.01 may be satisfied with respect to financial information of the Parent Borrower and its Subsidiaries by furnishing the Parent’sParent Borrower’s Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion, subject to the same exceptions set forth above, shall be prepared in accordance with generally accepted auditing standards. Section 6.02. Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) no later than five (5) Business Days after the delivery of the financial statements referred to in Section 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Parent Borrower; (b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which the Parent Borrower files with the SEC or with any Governmental Authority that may be substituted therefor (other 146 #95488248v20 than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto; (c) promptly after the furnishing thereof, copies of any material requests or material notices received by any Loan Party or any of its Restricted Subsidiaries (other than in the ordinary course of business) that would reasonably be expected to result in a Material Adverse Effect; (d) together with the delivery of the Compliance Certificate pursuant to Section 6.02(a), (i) a report setting forth the information required by Section 3.03 of the Security Agreement or confirming that there has been no change in such information since the Closing Date or the date of the last Compliance Certificate, (2) [reserved], (3) a list of Subsidiaries that identifies each Subsidiary as a Material Subsidiary, Unrestricted Subsidiaries or an Immaterial Subsidiary as of the last day of the period covered by such Compliance Certificate or a confirmation that there is no change in such information since the later of the Closing Date or the date of the last such list and (4) such other information required by the Compliance Certificate; provided that delivery of the items listed in clauses (i) and (iii) above shall not be require to extent there have been no changes with respect thereto since such items were last delivered; (e) promptly, (x) such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Material Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request and (y) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and 31 C.F.R. § 1010.230 (to the extent applicable). Documents required to be delivered pursuant to Section 6.01(a), (b) and (c), Section 6.02(a), Section 6.02(b) or Section 6.02(c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Parent Borrower posts such documents, or provides a link thereto, on the website of the Parent Borrower at http://owens-minor.com or any other website address provided to the Administrative Agent by the Parent Borrower; (ii) on which such documents are posted on EDGAR or (ii) on which such documents are posted on the Parent’sParent Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon written request by the Administrative Agent, the Parent Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Parent Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper 147 #95488248v20 copies of such documents from the Administrative Agent and maintaining its copies of such documents. The Parent Borrower and the Borrowers hereby acknowledge that (a) the Administrative Agent and/or the Lead Arrangers will make available to the Lenders and the L/C Issuers the materials and/or information provided by or on behalf of any Borrower hereunder (collectively, the “Borrower Materials”) by posting such Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrowers or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrowers hereby agree that they will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Lead Arrangers, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrowers or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Lead Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Section 6.03. Notices. Promptly after a Responsible Officer obtains actual knowledge thereof, notify the Administrative Agent for prompt further distribution to each Lender: (a) of the occurrence of any Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Parent Borrower proposes to take with respect thereto; (b) of any litigation or governmental proceeding (including, without limitation, pursuant to any Environmental Laws) pending against the Parent Borrower or any of the Restricted Subsidiaries that could reasonably be expected to be determined adversely and, if so determined, to result in a Material Adverse Effect; and (c) of the occurrence of any ERISA Event or similar event with respect to a Foreign Plan that could reasonably be expected to have a Material Adverse Effect. Section 6.04. Maintenance of Existence. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization or incorporation and iv) take all reasonable action to maintain all rights (including IP Rights), privileges (including its good standing), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in the case of clauses (a) (other than with respect to the Parent Borrower) and (b), (i) to the extent that failure to do so could not 148 #95488248v20 reasonably be expected to have a Material Adverse Effect or (ii) pursuant to a transaction permitted by Section 7.04 or Section 7.05. Section 6.05. Maintenance of Properties. Except if the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect the Mortgaged Property and all property and equipment material to the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted, and (b) make all necessary renewals, replacements, modifications, improvements, upgrades, extensions and additions thereof or thereto in accordance with prudent industry practice. Section 6.06. Maintenance of Insurance. Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Parent Borrower and its Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons. If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, then, to the extent required by the Flood Insurance Laws, the Parent Borrower shall, or shall cause each Loan Party to, (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form reasonably acceptable to the Administrative Agent. AnyExcept as otherwise contemplated by an Acceptable Intercreditor Agreement, any such insurance (excluding business interruption insurance) maintained in the United States shall name the Collateral Agent as additional insured and loss payee, as applicable. As a condition precedent to any amendment to this Agreement pursuant to which any increase, extension, or renewal of Loans is contemplated, the Parent Borrower shall cause to be delivered to the Administrative Agent for any Mortgaged Property, a completed “life of the loan” Federal Emergency Management Agency Standard Flood Hazard Determination, duly executed and acknowledged by the appropriate Loan Parties, and evidence of flood insurance as required by this Section 6.06. Section 6.07. Compliance with Laws. Comply in all respects with the requirements of all Laws and all orders, writs, injunctions, decrees and judgments applicable to it or to its business or property (including without limitation Environmental Laws, ERISA, Sanctions Laws and Regulations and FCPA and other applicable anti-corruption laws), except if the failure to comply therewith could not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect. Section 6.08. Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Parent Borrower or such Restricted Subsidiary, as the case may be. 149 #95488248v20

Section 6.09. Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties and to discuss its affairs, finances and accounts with its directors, managers, officers, and independent public accountants, all at the reasonable expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrowers; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.09 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrowers’ expense; provided, further, that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Borrowers the opportunity to participate in any discussions with the Borrowers’ independent public accountants. Notwithstanding anything to the contrary in this Section 6.09, none of the Parent Borrower or any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product. Section 6.10. Covenant to Guarantee Obligations and Give Security. At the Borrowers’ expense, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including: (a) upon the formation or acquisition of any new direct or indirect Wholly Owned Subsidiary (in each case, other than an Excluded Subsidiary) by any Loan Party, the designation in accordance with Section 6.13 of any existing direct or indirect Wholly Owned Subsidiary as a Restricted Subsidiary or any Excluded Subsidiary ceasing to be an Excluded Subsidiary or designation of any Subsidiary as a Guarantor pursuant to the definition of Guarantors: (i) within sixty (60) days after such formation, acquisition, designation or occurrence or such longer period as the Administrative Agent may agree in its reasonable discretion: (A) cause each such Restricted Subsidiary to duly execute and deliver to the Administrative Agent or the Collateral Agent (as appropriate) pledges, guarantees, assignments, Security Agreement Supplements and other security agreements and documents or joinders or supplements thereto, as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent (to the extent applicable, consistent with the Security Agreement and other Collateral Documents in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement; 150 #95488248v20

(B) cause each such Restricted Subsidiary to deliver any and all certificates representing Equity Interests (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and (if applicable) instruments evidencing the Indebtedness held by such Restricted Subsidiary and required to be pledged pursuant to the Collateral Documents, indorsed in blank to the Collateral Agent (or such other applicable Person in accordance with an Acceptable Intercreditor Agreement); and (C) take and cause such Restricted Subsidiary and each direct or indirect parent of such Restricted Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to take whatever action (including the recording of Mortgages, the filing of financing statements and delivery of stock and membership interest certificates) may be necessary in the reasonable opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and perfected Liens with the priority required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law); and (ii) within thirty (30) days after such formation, acquisition, designation or occurrence (or such longer period as the Administrative Agent may agree in its reasonable discretion), cause each such Restricted Subsidiary to furnish to the Administrative Agent a description of the Material Real Properties owned by such Restricted Subsidiary in detail reasonably satisfactory to the Administrative Agent; (iii) as promptly as practicable after the request therefor by the Collateral Agent and to the extent in the Borrowers’ possession, deliver to the Collateral Agent with respect to each Material Real Property, any title reports, title insurance policies and surveys or applicable environmental assessment reports; provided that with respect to any Foreign Subsidiary the requirements of this Section 6.10 shall be satisfied prior to it becoming a Guarantor; and (iv) within ninety (90) days after such formation, acquisition, designation or occurrence (or such longer period as the Administrative Agent may agree in its reasonable discretion), or, if flood due diligence and flood compliance has not been completed within such period, upon confirmation from the Administrative Agent and the Lenders that flood due diligence and flood compliance as required by Section 6.06 has been completed, with respect to any Material Real Property required to be identified pursuant to the foregoing clause (ii), cause each such Restricted Subsidiary to subject such Material Real Property to a Lien to the extent required by the Collateral and Guarantee Requirement and take all actions referred to in paragraph (f) of the definition of “Collateral and Guarantee Requirement” and such other actions as shall be necessary or reasonably requested 151 #95488248v20 by the Administrative Agent or the Collateral Agent to grant and perfect or record such Lien or otherwise in connection therewith. (b) after the Closing Date, promptly after the acquisition of any Material Real Property by any Loan Party, if such Material Real Property shall not already be subject to a perfected Lien (subject to Permitted Liens) under the Collateral Documents with the priority required pursuant to the Collateral and Guarantee Requirement and is required to be, the Borrowers shall promptly give notice thereof to the Administrative Agent and within ninety (90) days (or such longer period as the Administrative Agent may agree in its reasonable discretion) of the date of such acquisition, or, if flood due diligence and flood compliance has not been completed within such period, upon confirmation from the Administrative Agent and the Lenders that flood due diligence and flood compliance as required by Section 6.06 has been completed, shall cause such Material Real Property to be subjected to a Lien to the extent required by the Collateral and Guarantee Requirement and will take, or cause the relevant Loan Party to take, all actions referred to in paragraph (f) of the definition of “Collateral and Guarantee Requirement” and such other actions as shall be necessary or reasonably requested by the Administrative Agent or the Collateral Agent to grant and perfect or record such Lien or otherwise in connection therewith. Section 6.11. Use of Proceeds. The proceeds of the Revolving Credit Loans and other Credit Extensions made on the Closing Date were used on the Closing Date solely (i) for the Refinancing and (ii) to pay the Closing Date Transaction Expenses. Thereafter, the proceeds of the Revolving Credit Loans and other Credit Extensions have been and shall be used from time to time to finance working capital, capital expenditures and other general corporate purposes (including, without limitation, Permitted Acquisitions) of Parent Borrower and its Subsidiaries (to the extent not inconsistent with the Loan Parties’ covenants and obligations under this Agreement and the other Loan Documents). No proceeds of Revolving Credit Loans may be used by the Parent Borrower or its Subsidiaries to directly purchase Term Loans. Section 6.12. Further Assurances and Post-Closing Covenants. (a) Promptly upon reasonable request by the Administrative Agent or the Collateral Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (1) subject to the limitations set forth in the Collateral and Guarantee Requirement, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or the Collateral Agent may reasonably request from time to time in order to carry out more effectively the purposes of this Agreement and the Collateral Documents; provided, however, that notwithstanding anything to the contrary contained in this Agreement or any other Collateral Document, nothing in this Agreement or any other Collateral Document shall require any Borrower or Loan Party to make any filings or take any actions to record or to perfect the Collateral Agent’s security interest in (i) any IP Rights other than UCC filings and the filing of documents effecting the recordation of security interests in the United States Copyright Office or United States Patent and Trademark Office, or (ii) any non-United States IP Rights; 152 #95488248v20

(b) Within the time periods specified on Schedule 6.12 hereto (as each may be extended by the Administrative Agent in its reasonable discretion), complete such undertakings as are set forth on Schedule 6.12 hereto. Section 6.13. Designation of Subsidiaries. (a) Subject to Section 6.13(b) below, the Parent Borrower may at any time designate any Restricted Subsidiary (other than a Borrower) as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that immediately before and after such designation, no Event of Default shall have occurred and be continuing (including without limitation as a result of the Investment and incurrence of Indebtedness and Liens as described below in this clause (a) and immediately before and after giving effect to such designation, the Parent Borrower and its Restricted Subsidiaries shall be in compliance, on a Pro Forma Basis, with the covenants set forth in Section 7.11 (and, as a condition precedent to the effectiveness of any such designation, the Parent Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance)). The designation of any Restricted Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Parent Borrower or the Borrowers, as applicable, therein at the date of designation in an amount equal to the fair market value of the Parent’sParent Borrower’s or the Borrowers’ investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time. (b) (i) The Parent Borrower may not designate a Restricted Subsidiary as an Unrestricted Subsidiary unless such Restricted Subsidiary does not have legal or beneficial ownership of, or an exclusive license to, any IP Rights constituting Collateral, in each case, that is material to the business of the Borrowers and its Restricted Subsidiaries, taken as a whole and (ii) the Borrowers and its Restricted Subsidiaries shall not be permitted to transfer to any Unrestricted Subsidiary legal or beneficial ownership of, or an exclusive license to, any IP Rights constituting Collateral, in each case, that is material to the business of the Borrowers and its Restricted Subsidiaries, taken as a whole; provided, that the foregoing shall not be deemed or interpreted to restrict any exclusive licenses granted to a such Restricted Subsidiary for a legitimate business purpose that is only exclusive with respect to a particular type or field (or types or fields) of usage or a certain territory or group of territories, in each case that does not effectively result in the transfer of beneficial ownership of such IP Rights. Section 6.14. Payment of Taxes. The Parent Borrower will pay and discharge, and will cause each of the Restricted Subsidiaries to pay and discharge, all Taxes imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, may reasonably be expected to become a lien or charge upon any properties of the Parent Borrower or any of the Restricted Subsidiaries not otherwise permitted under this Agreement; provided that neither the Parent Borrower nor any of the Restricted Subsidiaries shall be required to pay any such Tax or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP or which would not reasonably be expected, individually or in the aggregate, to constitute a Material Adverse Effect. 153 #95488248v20

Section 6.15. Nature of Business. The Parent Borrower and its Restricted Subsidiaries will engage only in material lines of business substantially similar to those lines of business conducted by the Parent Borrower and its Restricted Subsidiaries on the Closing Date or any business reasonably related, complementary or ancillary thereto. ARTICLE VII NEGATIVE COVENANTS From and after the Closing Date and so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied (other than contingent indemnification obligations not yet due and payable, Cash Management Obligations and Secured Hedge Agreements or any Letter of Credit remaining outstanding), the Parent Borrower and the Borrowers shall not, nor shall they permit any of their Restricted Subsidiaries to: Section 7.01. Indebtedness. Create, incur, assume or permit to exist any Indebtedness except: (a) Indebtedness arising under this Agreement and the other Loan Documents; (b) (i) Surviving Indebtedness, that, to the extent in excess of $1,000,0005,000,000, is listed on Schedule 7.01(b) and (ii) any Permitted Refinancing of any of the foregoing; (c) Indebtedness (including purchase money Indebtedness and obligations under Capitalized Leases) incurred to finance the purchase or lease of fixed assets; provided that the aggregate principal amount of all such Indebtedness at any one time outstanding shall not exceed an amount equal to the greater of (x) $100,000,000230,000,000 and (y) 25.035.0% of Consolidated EBITDA of the Parent Borrower for the most recently ended Test Period calculated on a Pro Forma Basis; (d) Indebtedness (other than for borrowed money) secured by Permitted Liens; (e) (i) intercompany Indebtedness permitted pursuant to Section 7.03; provided that in the case of such Indebtedness owing by a Loan Party to a Subsidiary that is not a Loan Party, or in the case of such Indebtedness owing by any Domestic Loan Party to any Foreign Subsidiary, in each case, such Indebtedness shall be subordinated to the Obligations in a manner and to the extent acceptable to the Administrative Agent; and (ii) Guarantee Obligations with respect to Indebtedness permitted under this Section 7.01; provided that (A) such Guarantee Obligations are permitted pursuant to Section 7.03, and (B) if the Indebtedness for which the Guarantee Obligations are provided is subordinated to the Obligations, the Guarantee Obligations shall be subordinated to the guarantee provided pursuant to the Guaranty Agreement on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness; (f) Indebtedness of Securitization Subsidiaries under Qualified Securitization Transactions; provided, that, the aggregate principal amount of all such Indebtedness at any one time outstanding shall not exceed the greater of (x) $450,000,000725,000,000 and (y) 154 #95488248v20

an amount equal to 85% of the gross book value of Securitization Receivables subject to such Qualified Securitization Transactions at such time; (g) obligations (contingent or otherwise) existing or arising under any Swap Contract; provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view;” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; (h) Indebtedness under (A) the 2024 Notes and (B) the 2029 Notes (and 2014 Indenture, which Indebtedness is outstanding as of the Amendment No. 2 Effective Date, (B) the 2021 Indenture and the 2022 Indenture, in each case, which Indebtedness is outstanding as of the Amendment No. 2 Effective Date and (C) the Term Loan Credit Agreement by the Loan Parties in an aggregate outstanding principal amount not to exceed, in the case of this sub-clause (C), the sum of $1,100,000,000, plus the aggregate principal amount of any Incremental Term Loans, Refinancing Term Loans or Extended Term Loans incurred under (and as defined in) the Term Loan Credit Agreement after the Amendment No. 2 Effective Date in an aggregate amount permitted to be incurred under the Term Loan Credit Agreement as in effect on the Amendment No. 2 Effective Date and, in each case of clauses (A) through (C), any Permitted Refinancing thereof (or successive Permitted Refinancings thereof); (i) Indebtedness consisting of (a) the financing of insurance premiums or (b) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (j) other Indebtedness of any member of the Parent Borrower or any Restricted Subsidiary; provided that the aggregate principal amount of all such Indebtedness at any one time outstanding shall not exceed the greater of (x) $150,000,000265,000,000 and (y) 37.540% of Consolidated EBITDA of the Parent Borrower for the most recently ended Test Period calculated on a Pro Forma Basis; (k) Indebtedness assumed in connection with a Permitted Acquisition or other similar Investment not prohibited hereunder and not created in contemplation thereof, so long as such Indebtedness would have been permitted to have been incurred under Section 7.01(n); (l) Indebtedness incurred by the Parent Borrower or any of its Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business, including in respect of workers’ compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; (m) Contribution Indebtedness (and any Permitted Refinancing thereof); 155 #95488248v20

(n) (i) other Indebtedness of the Parent Borrower or any Restricted Subsidiary in an unlimited amount (including Indebtedness incurred to finance a Permitted Acquisition or any other similar Investment not prohibited hereunder), so long as (A) if such Indebtedness is secured by any Liens on the Collateral (other than Liens that are junior to the Liens securing the Obligations), the First Lien Leverage Ratio (calculated on a Pro Forma Basis but excluding the cash proceeds therefrom) as of the last day of the most recently ended Test Period is not greater than either (x) 3.752.05:1.00 or (y) if such Indebtedness is incurred to finance a Permitted Acquisition or any other similar Investment not prohibited hereunder, the First Lien Leverage Ratio (calculated on a Pro Forma Basis but excluding the cash proceeds therefrom) immediately prior to the consummation of such Permitted Acquisition or other similar Investment and the incurrence of such Indebtedness, (B) if such Indebtedness is secured by a Lien on the Collateral that is junior to the Liens securing the Obligations, the Secured Leverage Ratio (calculated on a Pro Forma Basis but excluding the cash proceeds therefrom) as of the last day of the most recently ended Test Period is not greater than either (x) 4.252.80:1.00 or (y) if such Indebtedness is incurred to finance a Permitted Acquisition or any other similar Investment not prohibited hereunder, the Secured Leverage Ratio (calculated on a Pro Forma Basis but excluding the cash proceeds therefrom) immediately prior to the consummation of such Permitted Acquisition or other similar Investment and the incurrence of such Indebtedness and (C) if such Indebtedness is unsecured or secured solely by assets that do not constitute Collateral, the Total Leverage Ratio (calculated on a Pro Forma Basis but excluding the cash proceeds therefrom) as of the last day of the most recently ended Test Period is not greater than the then applicableeither (x)4.10:1.00 or (y) if such Indebtedness is incurred to finance a Permitted Acquisition or any other similar Investment not prohibited hereunder, the Total Leverage Ratio pursuant to Section 7.11(a) (after giving effect to any Qualified Acquisition Election in connection therewith) (calculated on a Pro Forma Basis but excluding the cash proceeds therefrom) immediately prior to the consummation of such Permitted Acquisition or other similar Investment and the incurrence of such Indebtedness (provided that, with respect to all Indebtedness of this clause (n), (1) such Indebtedness shall not mature prior to the date that is ninety one (91) days after theno earlier than the Latest Maturity Date or have a Weighted Average Life to Maturity less than the Weighted Average Life to Maturity of the Revolving Credit Commitments plus ninety oneninety-one (91) days; provided that the foregoing requirements of this clause (1) shall not apply to any Inside Maturity Debt and Qualifying Bridge Facility, (2) the other terms and conditions of such Indebtedness (excluding pricing and optional prepayment or redemption terms) reflect market terms and conditions at the time of incurrence or issuance of such Indebtedness (as reasonably determined by the Parent Borrower in good faith), (3) upon the effectiveness of any such Indebtedness incurred pursuant to Section 7.01(n)(i), except in connection with a Limited Condition Transaction (in which case no Specified Event of Default shall have occurred and is continuing or would result therefrom), no Event of Default has occurred and is continuing or shall result therefrom and (4) the maximum aggregate principal amount of Indebtedness that may be incurred pursuant to this Section 7.01(n) by Non-Loan Parties shall not exceed the greater of (x) $75,000,000130,000,000 and (y) 20.0% of Consolidated EBITDA of the Parent Borrower for the most recently ended Test Period at any one time outstanding); and (ii) any Permitted Refinancing of Indebtedness incurred under the foregoing clause (n)(i); (o) Indebtedness incurred by a Non-Loan Party (which may be secured, if at all, solely by assets of such Non-Loan party and which in any event are not Collateral), and guarantees thereof by a Non-Loan Party, in an aggregate principal amount not to exceed the 156 #95488248v20 greater of (x) $75,000,000130,000,000 and (y) 20.0% of Consolidated EBITDA of the Parent Borrower for the most recently ended Test Period at any one time outstanding; (p) (i) Indebtedness incurred by the Borrowers (which Indebtedness may be secured by a Lien on the Collateral that is pari passu with, or junior to, the Liens securing the Loans) pursuant to an Acceptable Intercreditor Agreement, to the extent that the Borrowers shall have been permitted to incur the amount of such Indebtedness pursuant to Section 2.14; provided that (A) upon the effectiveness of such Indebtedness, except in connection with a Limited Condition Transaction (in which case no Specified Event of Default shall have occurred and is continuing or would result therefrom), no Event of Default has occurred and is continuing or shall result therefrom, (B) such Indebtedness shall not mature prior to the date that is ninety oneninety-one (91) days after the Latest Maturity Date or have a Weighted Average Life to Maturity less than the Weighted Average Life to Maturity of the Revolving Credit Commitments plus ninety oneninety-one (91) days; provided that the foregoing requirements of this clause (B) shall not apply to any Inside Maturity Debt and any Qualifying Bridge Facility and (C) the other terms and conditions ofno Restricted Subsidiary is a guarantor with respect to such Indebtedness (excluding pricing, optional prepayment or redemption terms) reflect market terms on the date of incurrence or issuance of such Indebtedness (as reasonably determined by the Parent in good faith)unless such Restricted Subsidiary is a Subsidiary Guarantor which shall have previously or substantially concurrently guaranteed the Obligations (such Indebtedness incurred pursuant to this clause (p) being referred to as “Incremental Equivalent Debt”) and (ii) any Permitted Refinancing of Indebtedness incurred under the foregoing clause (p)(i); (q) (x) Cash Management Obligations and, (y) Cash Management Obligations (as defined in the Term Loan Credit Agreement) and (z) other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case incurred in the ordinary course; (r) Indebtedness to current or former officers, directors, partners, managers, consultants and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of Parent Borrower permitted by Section 7.06 in an aggregate amount not to exceed $3,000,000 at any one time outstanding; (s) Indebtedness supported by a Letter of Credit in a principal amount not to exceed the face amount of such Letter of Credit; (t) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Parent Borrower or any of its Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice; (u) Indebtedness permitted to be incurred under clause (u) of Section 7.01 the Term Loan Credit Agreement (as in effect on the Amendment No. 2 Effective Date); (v) (u) Bilateral Letters of Credit; provided that, at the time any such Bilateral Letter of Credit is issued, the Borrowers shall be in compliance with the Financial Covenants 157 #95488248v20 in Section 7.11 on a Pro Forma Basis after giving effect to the incurrence of any such Bilateral LetterLetters of Credit permitted pursuant to this clause (uv); (w) (v) Indebtedness consisting of obligations of the Parent Borrower or any of its Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Permitted Acquisitions or any other Investment expressly permitted hereunder; (x) (w) Indebtedness representing deferred compensation to employees of the Parent Borrower (or any direct or indirect parent of the Parent Borrower) and its Restricted Subsidiaries incurred in the ordinary course of business; (y) (x) Indebtedness incurred by the Parent Borrower or any of its Restricted Subsidiaries in the Closing Date Transactions and the Transactions, a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, in each case to the extent constituting indemnification obligations or obligations in respect of purchase price (including earn-outs) or other similar adjustments; and (z) (y) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (xy) above.; and (aa) Indebtedness permitted to be incurred under clause (aa) of Section 7.01 the Term Loan Credit Agreement (as in effect on the Amendment No. 2 Effective Date). For purposes of determining compliance with this Section 7.01, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses (a) through (yaa) above, the Borrowers may, in their sole discretion, classify and reclassify or later divide, classify or reclassify such item of Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses; provided that (x) all Indebtedness outstanding under the Loan Documents will be deemed to have been incurred in reliance only on the exception in clause (a) of this Section 7.01, (y) all Indebtedness under the Indentures outstanding as of Amendment No. 2 Effective Date will be deemed to have been incurred in reliance only on the exception set forth in clause (h) on the Amendment No. 2 Effective Date of this Section 7.01 and (z) all Indebtedness under the Term Loan Credit Agreement will be deemed to have been incurred in reliance only on the exception set forth in clause (h) on the Amendment No. 2 Effective Date of this Section 7.01. The accrual of interest, the accretion of accreted value, the amortization of original issue discount and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.01. Section 7.02. Liens. Contract, create, incur, assume or permit to exist any Lien with respect to any of its property, whether now owned or after acquired, except for Permitted Liens. Section 7.03. Investments. Make any Investments, except: 158 #95488248v20

(a) Investments by the Parent Borrower or a Restricted Subsidiary in assets that were Cash Equivalents when such Investment was made; (b) loans or advances to officers, directors, managers, partners and employees of Parent Borrower and any Borrower or Restricted Subsidiary in an aggregate principal amount outstanding not to exceed $3,000,000; (c) asset purchases (including purchases of inventory, supplies and materials) and the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons, in each case in the ordinary course of business; (d) Investments (i) by any Loan Party in any other Loan Party, (ii) by any Non-Loan Party in any Loan Party, (2) by any Non-Loan Party in any other Non-Loan Party and (3) by any Loan Party in any Non-Loan Party; provided that the aggregate amount of such Investments in Non-Loan Parties pursuant to clause (iv) shall not exceed in an aggregate amount, as valued at cost at the time each such Investment is made and including all related commitments for future Investments (and including any such Investments made or deemed made pursuant to clause (j) below), (a) the greater of (x) $75,000,000165,000,000 and (y) 20.025.0% of Consolidated EBITDA of the Parent Borrower for the most recently ended Test Period calculated on a Pro Forma Basis (excluding any Investments received in respect of, or consisting of, the transfer or contribution of Equity Interests in or Indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary), plus (b) an amount equal to any returns of capital or sale proceeds actually received in cash in respect of any such Investments (which amount shall not exceed the amount of such Investment valued at cost at the time such Investment was made); provided that any such amounts under this clause (B) shall not increase the Available Amount, it being understood that any returns of capital or sale proceeds actually received in cash in respect of any such Investments in excess of the amount of such Investment valued at cost at the time such Investment was made shall increase the Available Amount (to the extent such excess amount of returns or proceeds would otherwise increase the Available Amount pursuant to the definition thereof); (e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business; (f) Investments consisting of Liens, Indebtedness, fundamental changes, Dispositions and Restricted Payments (other than, in each case, by reference to this Section 7.03) permitted under Section 7.01, Section 7.02, Section 7.04, Section 7.05 and Section 7.06, respectively; (g) Investments existing on the Closing DateAmendment No. 2 Effective Date (to the extent in excess of $5,000,000, set forth on Schedule 7.03(g)) and any modification, replacement, renewal, reinvestment or extension of any such Investments; provided that the amount of any Investment permitted pursuant to this Section 7.03(g) is not increased from the amount of such Investment on the ClosingAmendment No. 2 Effective Date except 159 #95488248v20 pursuant to the terms of such Investment as of the ClosingAmendment No. 2 Effective Date or as otherwise permitted by this Section 7.03; (h) Investments in Swap Contracts permitted under Section 7.01(g); (i) promissory notes and other noncash consideration received in connection with Dispositions permitted by Section 7.05; (j) the purchase or other acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be (or such assets will be contributed to) a Restricted Subsidiary of the Parent Borrower (including as a result of a merger or consolidation) (each, a “Permitted Acquisition”) and together with any Investments in Restricted Subsidiaries necessary to consummate a transaction otherwise permitted by this clause (j); provided that (i) except in the case of a Limited Condition Transaction (in which case, compliance with this clause (i) shall be determined in accordance with Section 1.09(a)), immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing, (4) after giving effect to any such purchase or other acquisition, the Parent Borrower shall be in compliance with the covenants in Section 7.11 and Section 6.15 and (5) to the extent required by the Collateral and Guarantee Requirement, (a) the property, assets and businesses acquired in such purchase or other acquisition shall become Collateral and (b) any such newly created or acquired Restricted Subsidiary (other than an Excluded Subsidiary) shall become Guarantors, in each case in accordance with Section 6.10; (k) [reserved]; (l) Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers consistent with past practices; (m) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy, insolvency or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; (n) Investments (as valued at cost at the time each such Investment is made in the case of Investments made using assets other than cash) and including all related commitments for future Investments, in an amount not exceeding, without duplication, (i) the Available Amount and/or (ii) the Excluded Contribution Amount; (o) advances of payroll payments to employees in the ordinary course of business; (p) [reserved]; (q) Investments held by a Restricted Subsidiary acquired after the Closing Date or of a corporation or company merged into the Parent Borrower or merged or consolidated 160 #95488248v20 with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation; (r) Guarantee Obligations of the Parent Borrower or any Restricted Subsidiary in respect of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; (s) Investments to the extent that payment for such Investments is made solely with Qualified Equity Interests (other than any Cure Amount or Excluded Contribution Amount); (t) other Investments in an aggregate amount, as valued at cost at the time each such Investment is made and including all related commitments for future Investments, not exceeding (i) the greater of (x) $175,000,000330,000,000 and (y) 50.0% of Consolidated EBITDA of the Parent Borrower for the most recently ended Test Period calculated on a Pro Forma Basis, plus (6) an amount equal to any returns of capital or sale proceeds actually received in cash in respect of any such Investments (which amount shall not exceed the amount of such Investment valued at cost at the time such Investment was made); provided that any such amounts under this clause (ii) shall not increase the Available Amount, it being understood that any returns of capital or sale proceeds actually received in cash in respect of any such Investments in excess of the amount of such Investment valued at cost at the time such Investment was made shall increase the Available Amount (to the extent such excess amount of returns or proceeds would otherwise increase the Available Amount pursuant to the definition thereof); (u) Investments in JV Entities and Unrestricted Subsidiaries in an aggregate amount, as valued at cost at the time each such Investment is made and including all related commitments for future Investments, not exceeding (i) the greater of (x) $75,000,000165,000,000 and (y) 20.025.0% of Consolidated EBITDA of the Parent Borrower for the most recently ended Test Period calculated on a Pro Forma Basis, plus (7) an amount equal to any returns of capital or sale proceeds actually received in cash in respect of any such Investments (which amount shall not exceed the amount of such Investment valued at cost at the time such Investment was made); provided that any such amounts under this clause (ii) shall not increase the Available Amount, it being understood that any returns of capital or sale proceeds actually received in cash in respect of any such Investments in excess of the amount of such Investment valued at cost at the time such Investment was made shall increase the Available Amount (to the extent such excess amount of returns or proceeds would otherwise increase the Available Amount pursuant to the definition thereof); (v) Investments in connection with a Qualified Securitization Transaction; (w) contributions to a “rabbi” trust for the benefit of employees or other grantor trust subject to claims of creditors in the case of a bankruptcy or insolvency of either the Borrowers or any Restricted Subsidiary; (x) Investments by an Unrestricted Subsidiary entered into prior to the day such Unrestricted Subsidiary is redesignated as a Restricted Subsidiary pursuant to the definition 161 #95488248v20 of “Unrestricted Subsidiary”; provided that such Investments were not incurred in contemplation of such redesignation; (y) other Investments; provided that, at the time of such Investment, (i) no Specified Event of Default has occurred and is continuing and (8) the Total Leverage Ratio of the Parent Borrower as of the end of the most recently ended Test Period, on a Pro Forma Basis, would be no greater than 2.75:1.00; and (z) Investments utilizing any unused amounts available under Sections 7.06(j) or 7.08(a)(iii)(A). Section 7.04. Fundamental Changes. Merge, amalgamate, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that: (a) any Restricted Subsidiary may merge or amalgamate with (i) the Parent Borrower (provided that the resulting entity shall succeed as a matter of law to all of the Obligations of the Parent Borrower), or (9) any one or more other Restricted Subsidiaries (provided that when any Restricted Subsidiary that is a Loan Party is merging or amalgamating with another Restricted Subsidiary, a Loan Party shall be a continuing or surviving Person, as applicable, or the resulting entity shall succeed as a matter of law to all of the Obligations of such Loan Party (including, without limitation, as a Borrower, as applicable)); (b) (i) any Restricted Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Restricted Subsidiary that is not a Loan Party, (10) (a) any Restricted Subsidiary may liquidate, dissolve or wind up, or (b) any Restricted Subsidiary may change its legal form, in each case, if the Borrowers determine in good faith that such action is in the best interests of the Parent Borrower and its Subsidiaries and is not materially disadvantageous to the Lenders and (11) the Borrowers may change their legal form if they determine in good faith that such action is in the best interests of the Parent Borrower and its Subsidiaries, and the Administrative Agent reasonably determines it is not disadvantageous to the Lenders; (c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then either (i) the transferee must be a Loan Party or (12) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Restricted Subsidiary that is not a Loan Party in accordance with Section 7.02 and Section 7.03, respectively; (d) so long as no Event of Default exists or would result therefrom, any Borrower may merge or amalgamate with any other Person (1) in a transaction in which such Borrower is the continuing or surviving entity of such transaction or (2) in a transaction in which such other Person is the surviving or continuing entity of such transaction (such person, the “Successor Borrower”); provided that, in the case of this clause (2), (i) such Successor Borrower is organized under the laws of the United States; (13) such Successor Borrower shall assume the Obligations of such Borrower under the Loan Documents; (14) each Guarantor shall have confirmed that its Guaranty shall apply to the Successor 162 #95488248v20

Borrower’s obligations under the Loan Documents; (15) each Guarantor shall have by a supplement to the Security Agreement and other applicable Collateral Documents confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under the Loan Documents; (16) if requested by the Administrative Agent, each mortgagor of a Mortgaged Property shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under the Loan Documents; (17) such Borrower shall have delivered information reasonably requested in writing by the Administrative Agent (or any Lender through the Administrative Agent) reasonably required by regulatory authorities under “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act of the type delivered on the Closing Date pursuant to Section 4.01(e) and (18) such Borrower shall have delivered of an officer’s certificate certifying the compliance with the foregoing; (e) so long as no Default exists or would result therefrom, any Restricted Subsidiary may merge or amalgamate with any other Person in order to effect an Investment permitted pursuant to Section 7.03; provided that the continuing or surviving Person shall be a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall have complied with the requirements of Section 6.10; (f) so long as no Default exists or would result therefrom, a merger, amalgamation, dissolution, winding up, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05, may be effected. Section 7.05. Dispositions. Make any Disposition, except: (a) Dispositions of obsolete, worn out or surplus property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Parent Borrower and its Restricted Subsidiaries; (b) Dispositions of inventory and immaterial assets in the ordinary course of business (including allowing any registrations or any applications for registration of any immaterial IP Rights to lapse or go abandoned in the ordinary course of business); (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property that is promptly purchased or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property (which replacement property is actually promptly purchased); (d) Dispositions of property to the Parent Borrower or a Restricted Subsidiary; provided that if the transferor of such property is a Loan Party (i) the transferee thereof must be a Loan Party, (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 7.03, or (iii) such Disposition shall consist of the transfer of Equity Interests in or Indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary; 163 #95488248v20

(e) Dispositions permitted by Section 7.03, Section 7.04 and Section 7.06 and Liens permitted by Section 7.02 (other than, in each case, by reference to this Section 7.05); (f) Dispositions in the ordinary course of business of Cash Equivalents; (g) leases, subleases, licenses or sublicenses, in each case in the ordinary course of business and which do not materially interfere with the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole; (h) transfers of property subject to Casualty Events; (i) Dispositions of Investments in JV Entities or non-Wholly Owned Restricted Subsidiaries; provided that no Dispositions may be made pursuant to this Section 7.05(i) to the extent such JV Entity or non-Wholly Owned Restricted Subsidiary was, prior to a previous Disposition of Equity Interests in such JV Entity or non-Wholly Owned Restricted Subsidiary made pursuant to another provision of this Section 7.05, a Wholly Owned Restricted Subsidiary, and such Dispositions pursuant to such other provision of this Section 7.05 and this Section 7.05(i) were part of a single Disposition or series of related Disposition, other than to the extent required by, or made pursuant to, customary buy/sell arrangements between the parties to such JV Entity or shareholders of such non-Wholly Owned Restricted Subsidiary set forth in the shareholders agreements, joint venture agreements, organizational documents or similar binding agreements relating to such JV Entity or non-Wholly Owned Restricted Subsidiary. (j) Dispositions of accounts receivable in the ordinary course of business in connection with the collection or compromise thereof or pursuant to factoring arrangements, in each case to the extent not constituting a receivables financing; (k) the unwinding of any Swap Contract pursuant to its terms; (l) Dispositions not otherwise permitted pursuant to this Section 7.05; provided that (i) such Disposition shall be for fair market value as reasonably determined by the Parent Borrower in good faith and (19) the Parent Borrower or the applicable Restricted Subsidiary shall receive not less than 75.0% of such consideration in the form of cash or Cash Equivalents (provided, however, that for the purposes of this clause (m) (ii)sub-clause the following shall be deemed to be cash: (a) the assumption by the transferee of Indebtedness or other liabilities contingent or otherwise of the Parent Borrower or any of its Restricted Subsidiaries (other than Subordinated Debt) and the valid release of the Parent Borrower or such Restricted Subsidiary, by all applicable creditors in writing, from all liability on such Indebtedness or other liability in connection with such Disposition, (b) securities, notes or other obligations received by the Parent Borrower or any of its Restricted Subsidiaries from the transferee that are converted by the Parent Borrower or any of its Restricted Subsidiaries into cash or Cash Equivalents within 180 days following the closing of such Disposition, (c) Indebtedness (other than Subordinated Debt) of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Disposition, to the extent that the Parent Borrower and each other Restricted Subsidiary are released from any Guarantee of payment of such Indebtedness in connection with such Disposition and (d) the aggregate Designated Non-Cash Consideration received by the Parent Borrower and its Restricted Subsidiaries for all Dispositions under this clause (ml) having an aggregate fair market value (determined as of the closing of the applicable 164 #95488248v20

Disposition for which such Designated Non-Cash Consideration is received) not to exceed the greater of (x) $50,000,000100,000,000 and (y) 13.015.0% of Consolidated EBITDA of the Parent Borrower for the most recently ended Test Period at any time outstanding (net of any Designated Non-Cash Consideration converted into cash and Cash Equivalents received in respect of any such Designated Non-Cash Consideration and calculated on a Pro Forma Basis); (m) the Parent Borrower and its Restricted Subsidiaries may surrender or waive contractual rights and settle or waive contractual or litigation claims in the ordinary course of business; (n) Dispositions of non-core or obsolete assets, or other dispositions required by applicable law, acquired in connection with Permitted Acquisitions; (o) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater fair market value of usefulness to the business of the Parent Borrower and its Restricted Subsidiaries as a whole, as determined in good faith by the Parent Borrower; (p) any sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary so long as the primary assets of such Unrestricted Subsidiary are not cash or Cash Equivalents; (q) [reserved]; and (r) Dispositions for Cash Equivalents (other than in connection with the capitalization of any special purpose entity used to effect any such Qualified Securitization Transaction) of Receivables and Receivables Related Assets in connection with any Qualified Securitization Transaction. To the extent any Collateral is disposed of as expressly permitted by this Section 7.05 to any Person other than the Borrowers or any Subsidiary Guarantor, such Collateral shall be sold free and clear of the Liens created by the Loan Documents and, if requested by the Administrative Agent, upon the certification by the Parent Borrower that such Disposition is permitted by this Agreement, the Administrative Agent or the Collateral Agent, as applicable, shall be authorized to take and shall take any actions deemed appropriate in order to effect the foregoing. Section 7.06. Restricted Payments. Declare or make any Restricted Payment, except: (a) each Restricted Subsidiary may make Restricted Payments to the Parent Borrower and to other Restricted Subsidiaries (and, in the case of a Restricted Payment by a non-Wholly Owned Restricted Subsidiary, to the Parent Borrower and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (b) (i) the Parent Borrower may (or may make Restricted Payments to permit any direct or indirect parent thereof to) redeem in whole or in part any of its Equity Interests for another class of its (or such parent’s) Equity Interests or rights to acquire its Equity 165 #95488248v20

Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests,; provided that any terms and provisions material to the interests of the Lenders, when taken as a whole, contained in such other class of Equity Interests are at least as advantageous to the Lenders as those contained in the Equity Interests redeemed thereby and (ii) the Parent Borrower may declare and make dividend payments or other distributions payable solely in Qualified Equity Interests (to the extent not utilized in connection with any other transactions permitted pursuant to Section 7.01, Section 7.03, Section 7.06 or Section 7.08 (or to build the Available Amount or Excluded Contribution Amount)); (c) [reserved]; (i) to pay any franchise, excise and similar taxes and other fees and expenses required of the Parent Borrower and/or any of its Subsidiaries to maintain their corporate or other legal existence; (ii) for any taxable period in which Parent Borrower and/or any of its Subsidiaries is a member of a consolidated, combined or similar income tax group for U.S. federal or applicable foreign, state or local income tax purposes of which a parent entity of any Borrower is the common parent (a “Tax Group”), to pay any U.S. federal, foreign, state and local income taxes of such Tax Group for such taxable period that are attributable to the taxable income of the Borrowers and/or their Subsidiaries; provided, that for each taxable period, the amount of such payments made in respect of such taxable period in the aggregate shall not exceed the amount that the Borrowers and their Subsidiaries would have been required to pay as a stand-alone Tax Group; (d) to the extent constituting Restricted Payments, the Parent Borrower and its Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.03, Section 7.04 or Section 7.07 (other than, in each case, by reference to this Section 7.06); (e) repurchases of Equity Interests in the ordinary course of business in the Parent Borrower (or any direct or indirect parent thereof) or any Restricted Subsidiary deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants; (f) the Parent Borrower or any Restricted Subsidiary may, in good faith, pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of it held by any future, present or former employee, director, manager, officer or consultant (or any Affiliates, spouses, former spouses, other immediate family membersImmediate Family Members, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Parent Borrower or any of its Subsidiaries pursuant to any employee, management, director or manager equity plan, employee, management, director or manager stock option plan or any other employee, management, director or manager benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director, manager, officer or consultant of the Parent Borrower or any Subsidiary; provided that such payments do not to exceed $10,000,000 in any calendar year,; provided that any unused portion of the preceding basket for anythe two preceding calendar yearyears may be carried forward to succeeding calendar years, so long as the 166 #95488248v20 aggregate amount of all Restricted Payments made pursuant to this Section 7.06(f) in any calendar year (after giving effect to such carry forward) shall not exceed $30,000,000; (g) [reserved]; (h) the Parent Borrower or any Restricted Subsidiary may pay any dividend or distribution within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement (it being understood that a distribution pursuant to this Section 7.06(h) shall be deemed to have utilized capacity under such other provision of this Agreement); (i) the Parent Borrower or any Restricted Subsidiary may (a) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted Acquisition and (b) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms; (j) the Parent Borrower or any Restricted Subsidiary may make additional Restricted Payments in an amount not to exceed the greater of (x) $75,000,000130,000,000 and (y) 20.0% of Consolidated EBITDA of the Parent Borrower for the most recently ended Test Period calculated on a Pro Forma Basis; (k) the Parent Borrower or any Restricted Subsidiary may make additional Restricted Payments in an amount not to exceed, without duplication, (i) the Available Amount and/or (ii) the Excluded Contribution Amount; provided that at the time of any such Restricted Payment in reliance on the Available Amount, (A) no Specified Event of Default shall have occurred and be continuing or would result therefrom and (B) the Total Leverage Ratio of the Parent Borrower as of the end of the most recently ended Test Period, on a Pro Forma Basis, would be no greater than 3.00:1.00; (l) the declaration and payment by the Parent Borrower of Restricted Payments in an aggregate amount not to exceed for any calendar year, (i) 6.00% of the Market Capitalization of the Parent Borrower plus (ii) 6.00% of the Net Cash Proceeds received by (or contributed to) the Parent Borrower from the issuance of Qualified Equity Interests of the Parent Borrower after the Closing Date; (m) the distribution, by dividend or otherwise, of Equity Interests or Indebtedness owed to the Parent Borrower or a Restricted Subsidiary of an Unrestricted Subsidiary (or a Restricted Subsidiary that owns an Unrestricted Subsidiary; provided that such Restricted Subsidiary has no independent operations or business and owns no assets other than Equity Interests of an Unrestricted Subsidiary), in each case, so long as the primary assets of such Unrestricted Subsidiary are not cash or cash equivalents; and (n) the Parent Borrower or any Restricted Subsidiary may make additional Restricted Payments; provided that, at the time of such Restricted Payment, (i) no Specified Event of Default has occurred and is continuing and (ii) the Total Leverage Ratio of the Parent Borrower as of the end of the most recently ended Test Period, on a Pro Forma Basis, would be no greater than 2.50:1.00. 167 #95488248v20

Section 7.07. Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Parent Borrower with a fair market value in excess of $12,500,000, whether or not in the ordinary course of business, other than: (a) transactions between or among the Parent Borrower or any Restricted Subsidiary or any entity that becomes a Restricted Subsidiary as a result of such transaction; (b) transactions on terms not less favorable to the Parent Borrower or such Restricted Subsidiary as would be obtainable by the Parent Borrower or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate; (c) the Closing Date Transactions, the Transactions and in each case the payment of fees and expenses related to the Transactionsthereto; (d) the issuance of Equity Interests to any officer, director, manager, employee or consultant of the Parent Borrower or any of its Subsidiaries or any direct or indirect parent of the Parent Borrower in connection with the TransactionClosing Date Transactions and the Transactions; (e) transactions relating to a Qualified Securitization Transaction; (f) equity issuances, repurchases, redemptions, retirements or other acquisitions or retirements of Equity Interests by the Parent Borrower or any Restricted Subsidiary permitted under Section 7.06; (g) loans and other transactions by and among the Parent Borrower and/or one or more Subsidiaries to the extent permitted under this Article VII; (h) employment and severance arrangements between the Parent Borrower or any of its Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements; (i) [reserved]; (j) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, managers, officers, employees and consultants of the Parent Borrower and its Restricted Subsidiaries in the ordinary course of business; (k) transactions pursuant to agreements in existence on the ClosingAmendment No. 2 Effective Date and set forth on Schedule 7.07 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect; (l) dividends and other distributions permitted under Section 7.06; (m) [reserved]; (n) transactions entered into by an Unrestricted Subsidiary with an Affiliate prior to the redesignation of any such Unrestricted Subsidiary as a Restricted Subsidiary pursuant 168 #95488248v20 to the definition of “Unrestricted Subsidiary”; provided that such transactions were not entered into in contemplation of such redesignation; and (o) Dispositions for Cash Equivalents (other than in connection with the capitalization of any special purpose entity used to effect any such Qualified Securitization Transaction) of Receivables and Receivables Related Assets in connection with any Qualified Securitization Transaction; and. (p) [reserved]. Section 7.08. Prepayments, Etc., of Indebtedness. (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Subordinated Debt (it being understood that payments of regularly scheduled interest, regularly scheduled principal, AHYDO paymentsPayments and mandatory prepayments under any such Subordinated Debt Documents shall not be prohibited by this clause), except for (i) the refinancing thereof with, or the exchange thereof for, of any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing), (20) the conversion thereof to Equity Interests (other than Disqualified Equity Interests) of the Parent Borrower or any of its direct or indirect parents, (21) prepayments, redemptions, purchases, defeasances and other payments thereof prior to their scheduled maturity in an aggregate amount not to exceed (A) the greater of (x) $50,000,000130,000,000 and (y) 13.020.0% of Consolidated EBITDA of the Parent Borrower for the most recently ended Test Period calculated on a Pro Forma Basis, plus (B) the Available Amount, (provided that (x) at the time of any such prepayment, redemption, purchase, defeasance and other payment in reliance on clause (b) of the definition of “"Available Amount",” (A) no Specified Event of Default shall have occurred and be continuing or would result therefrom and (B) the Total Leverage Ratio of the Parent Borrower as of the end of the most recently ended Test Period, on a Pro Forma Basis, would be no greater than 3.00:1.00 (y) excluding any such prepayment, redemption, purchase, defeasance and other payment made in reliance on clause (a) of the definition of “Available Amount”), plus (C) without duplication, the Excluded Contribution Amount (provided that at the time of any such prepayment, redemption, purchase, defeasance and other payment in reliance on the definition of “Excluded Contribution Amount,” no Specified Event of Default shall have occurred and be continuing or would result therefrom, plus (C) without duplication, the Excluded Contribution Amount), (iv) payments and prepayments utilizing amounts otherwise available pursuant to Section 7.06, and (iv)(v) other prepayments, redemptions, purchases, defeasances and other payments thereof prior to their scheduled maturity (provided that, at the time of such prepayments, redemptions, purchases, defeasances or other payments, (x) no Specified Event of Default has occurred and is continuing and (y) the Total Leverage Ratio of the Parent Borrower as of the end of the most recently ended Test Period, on a Pro Forma Basis, would be no greater than 2.50:1.00). (b) Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Subordinated Debt Documents without the consent of the Required Lenders (not to be unreasonably withheld or delayed). Section 7.09. [Reserved]. 169 #95488248v20

Section 7.10. Subsidiary Distributions. Enter into any agreement, instrument, deed or lease which prohibits or limits the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests; provided that the foregoing shall not apply to: (a) restrictions and conditions imposed by (A) law or (B) any Loan Document; (b) restrictions and conditions existing on the Closing DateAmendment No. 2 Effective Date (including the Indentures or the Term Loan Credit agreement) or to any extension, renewal, amendment, modification or replacement thereof, except to the extent any such amendment, modification or replacement expands the scope of any such restriction or condition; (c) customary restrictions and conditions arising in connection with any Disposition permitted by Section 7.05; (d) customary provisions in leases, licenses and other contracts restricting the assignment thereof; (e) restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent such restriction applies only to the property securing such Indebtedness; (f) any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Restricted Subsidiary (but not any modification or amendment expanding the scope of any such restriction or condition),; provided that such agreement was not entered into in contemplation of such Person becoming a Restricted Subsidiary and the restriction or condition set forth in such agreement does not apply to the Parent Borrower or any other Restricted Subsidiary; (g) any restrictions or conditions in any Indebtedness permitted pursuant to Section 7.01 to the extent such restrictions or conditions are no more restrictive than the restrictions and conditions in the Loan Documents or, in the case of Subordinated Debt, are market terms at the time of issuance or, in the case of Indebtedness of any Non-Loan Party, are imposed solely on such Non-Loan Party and its Subsidiaries,; provided that any such restrictions or conditions permit compliance with the Collateral and Guarantee Requirement and Section 6.10; (h) any restrictions on cash or other deposits imposed by agreements entered into in the ordinary course of business; (i) customary provisions in shareholders agreements, joint venture agreements, organizational documents or similar binding agreements relating to any JV Entity or non-Wholly Owned Restricted Subsidiary and other similar agreements applicable to JV Entities and non-Wholly Owned Restricted Subsidiaries permitted under Section 7.03 and applicable solely to such JV Entity or non-Wholly Owned Restricted Subsidiary and the Equity Interests issued thereby; 170 #95488248v20

(j) customary restrictions in leases, subleases, licenses or asset sale agreements and other similar contracts otherwise permitted hereby so long as such restrictions relate only to the assets subject thereto; (k) customary provisions restricting assignment of any agreement entered into in the ordinary course of business; (l) customary net worth provisions contained in real property leases entered into by Subsidiaries of the Parent Borrower, so long as the Parent Borrower has determined in good faith that such net worth provisions could not reasonably be expected to impair the ability of the Parent Borrower and its Subsidiaries to meet their ongoing obligation; and (m) restrictions imposed by any agreement governing Indebtedness entered into on or after the Closing Date and permitted under Section 7.01. Section 7.11. Financial Covenants. (a) Total Leverage Ratio. As of the endlast day of (i) each fiscal quarter of the Parent, the Parent and the Borrowers Borrower beginning with the fiscal quarter ending June 30, 2022 until the fiscal quarter ending March 31, 2024, the Parent Borrower shall cause the Total Leverage Ratio to be less than or equal to 5.00:1.00 and (ii) each fiscal quarter of the Parent Borrower ending after March 31, 2024, the Parent Borrower shall cause the Total Leverage Ratio to be less than or equal to 4.50:1.00. Notwithstanding the foregoing, (i)commencing with the fiscal quarter of the Parent Borrower ending June 30, 2024, at the election of the Parent Borrower (the notice of which election shall be given within thirty (30) days after consummating the relevant Qualified Acquisition), the applicable level set forth in clause (ii) above shall be increased to 5.00:1.00 in connection with a Qualified Acquisition for four consecutive Test Periods (and no other Test Periods), starting with the Test Period in which such Qualified Acquisition is consummated (a “Qualified Acquisition Election”). Upon the return to a Total Leverage Ratio of 4.50:1.00 after any Qualified Acquisition Election, such level must be maintained for at least two Test Periods before the Parent Borrower may elect to increase such level for a subsequent time pursuant to any Qualified Acquisition Election. (b) Consolidated Interest Coverage Ratio. As of the end of each fiscal quarter of the Parent Borrower, the Parent Borrower and the Borrowers shall cause the Consolidated Interest Coverage Ratio to be greater than or equal to 2.00:1.00. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES Section 8.01. Events of Default. Any of the following events referred to in any of clauses (a) through (jl) inclusive of this Section 8.01 shall constitute an “Event of Default”: (a) Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or (22) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or 171 #95488248v20

(b) Specific Covenants. The Parent Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a) or Section 6.04 (solely with respect to the Parent Borrower), Section 6.12(b) or Article VII; provided (i) an Event of Default arising from a failure to comply with Section 6.03(a) shall be deemed to be no longer continuing automatically upon and simultaneously with the underlying Default ceasing to be continuing so long as the Parent Borrower has provided notice to the Administrative Agent promptly after a Responsible Officer obtains knowledge of such underlying Default, (ii) that a Default or an Event of Default in respect of Section 7.11 (a “Financial Covenant Event of Default”) shall not occur until the start of the tenth (10th) Business Day subsequent to the date the financial statements for the applicable fiscal quarter or fiscal year are required to be delivered pursuant to Section 6.01(a) or 6.01(b), and then shall occur only if the Cure Amount has not been received after the end of such fiscal quarter or on or prior to such date; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after the earlier of (x) knowledge thereof by a Responsible Officer or (y) receipt by the Borrowers of written notice thereof by the Administrative Agent or the Required Lenders; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made and such incorrect or misleading representation, warranty, certification or statement of fact, if capable of being cured, remains so incorrect or misleading for thirty (30) days after the earlier of (x) knowledge thereof by a Responsible Officer or (y) receipt by the Borrowers of written notice thereof by the Administrative Agent or the Required Lenders; or (e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate principal amount exceeding the Threshold Amount, or (a) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than (1) with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts and (2) any event requiring prepayment pursuant to customary asset sale events, insurance and condemnation proceeds events, change of control offers events and excess cash flow and indebtedness sweeps), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, all such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem all such Indebtedness to be made, prior to its stated maturity; provided that this clause (e) (B) shall not apply to secured Indebtedness that becomes due (or requires an offer to purchase) as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such 172 #95488248v20

Indebtedness; provided, further, that (x) such failure or breach is unremedied and is not waived by the required holders of such Indebtedness and (y) for the avoidance of doubt, any event or condition set forth under this paragraph (e) shall not, until the expiration of any applicable grace period or the delivery of notice by the applicable holder or holders of such Indebtedness, constitute a Default or an Event of Default for purposes of this Agreement; or (f) Insolvency Proceedings, Etc. Any Loan Party or any of the Restricted Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, interim receiver, receiver and manager, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, interim receiver, receiver and manager, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days; or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Restricted Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (3) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Loan Parties, taken as a whole, and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or (h) Judgments. There is entered against any Loan Party or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or (i) Invalidity of Collateral Documents. Any material provision of any Collateral Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or Section 7.05) or solely as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect or ceases to create a valid and perfected lien, with the priority set forth in the Collateral and Guarantee Requirement, on a material portion of the Collateral covered thereby; or any Loan Party contests in writing the validity or enforceability of any material provision of any Collateral Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Collateral Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Collateral Document; or (j) Invalidity of Guarantees. Any Guarantee, after its execution and delivery, provided by Parent or any other Guarantor that is a Material Subsidiary, or any material provision thereof, ceases to be in full force and effect (other than pursuant to the terms 173 #95488248v20 hereof or thereof) or any Loan Party denies or disaffirms in writing any such Guarantor’s material obligations under its Guarantee (other than as a result of repayment in full of the Obligations and terminations of the Commitments); or (k) Change of Control. There occurs any Change of Control; or (l) ERISA. (i) An ERISA Event or similar event with respect to a Foreign Plan occurs which, individually or together with other similar events which have occurred, has resulted or could reasonably be expected to result in liability of a Loan Party in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (ii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Multiemployer Plan the remaining balance of which could reasonably be expected to result in a Material Adverse Effect. Section 8.02. Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent, at the request of the Required Lenders, shall take any or all of the following actions: (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; (c) require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided that upon the occurrence of an Event of Default under Section 8.01(f) or (g) with respect to any Borrower, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. Section 8.03. Exclusion of Immaterial Subsidiaries. Solely for the purpose of determining whether a Default has occurred under clause (f) or (g) of Section 8.01, any reference in any such clause to any Restricted Subsidiary or Loan Party shall be deemed not to include any Subsidiary that is an Immaterial Subsidiary or at such time could, upon designation by the Parent Borrower, become an Immaterial Subsidiary affected by any event or circumstances referred to in any such clause unless the Consolidated EBITDA of such Subsidiary together with the Consolidated EBITDA of all other Subsidiaries affected by such 174 #95488248v20 event or circumstance referred to in such clause, shall exceed 7.5% of the Consolidated EBITDA of the Parent Borrower and its Restricted Subsidiaries. Section 8.04. Application of Funds. If the circumstances described in Section 2.12(g) have occurred, or after the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), including in any bankruptcy or insolvency proceeding, any amounts received on account of the Obligations shall be applied by the Administrative Agent, subject to any applicable intercreditor agreementthe Amendment No. 2 Effective Date Intercreditor Agreement or any other Acceptable Intercreditor Agreement then in effect, in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to each Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest (including, but not limited to, post-petition interest), ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, Unreimbursed Amounts, face amounts of the L/C Borrowings, Swap Termination Value under Secured Hedge Agreements, Cash Management Obligations and all Bilateral Letter of Credit Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; Sixth, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrowers or as otherwise required by Law. Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, 175 #95488248v20 such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Borrowers. Notwithstanding the foregoing, Bilateral Letter of Credit Obligations shall be excluded from the application described above if the Collateral Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Collateral Agent may request, from the applicable Bilateral Letter of Credit Bank. Each Bilateral Letter of Credit Bank not a party to this Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Collateral Agent pursuant to, and be bound by, the terms of Article IX, for itself and its Affiliates as if a “Lender” party hereto. Section 8.05. Right to Cure. (a) Notwithstanding anything to the contrary contained in Section 8.01(b), in the event that the Parent Borrower fails to comply with the requirement of the Financial Covenants as of the last day of the Test Period, the Parent Borrower shall have the right, during the period beginning at the start of any fiscal quarter in which the Parent Borrower determines that a breach of the Financial Covenants may occur, until the expiration of the tenth Business Day (the “Cure Period”) after the date on which financial statements with respect to the Test Period in which the Financial Covenants are being measured are required to be delivered pursuant to Section 6.01, to issue common Equity Interests (or other Qualified Equity Interests or Subordinated Debt on terms reasonably acceptable to the Administrative Agent) for net cash proceeds (the “Cure Right”), and upon the receipt by the Parent Borrower of net cash proceeds pursuant to the exercise of the Cure Right (the “Cure Amount”), the Financial Covenants shall be recalculated, giving effect to a pro forma increase to Consolidated EBITDA for such Test Period in an amount equal to such Cure Amount; provided that such pro forma adjustment to Consolidated EBITDA shall be given solely for the purpose of determining the existence of a Default or an Event of Default under the Financial Covenants with respect to any Test Period that includes the fiscal quarter for which such Cure Right was exercised and not for any other purpose under any Loan Document (including for purposes of determining pricing, mandatory prepayments and the availability or amount permitted pursuant to any covenant under Article VII). (b) If, after the exercise of the Cure Right and the recalculations pursuant to clause (a) above, the Parent Borrower shall then be in compliance with the requirements of the Financial Covenants during such Test Period (including for purposes of Section 4.02), the Parent Borrower shall be deemed to have satisfied the requirements of the Financial Covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable Default or Event of Default under Section 8.01 that had occurred shall be deemed cured; provided that (i) the Cure Right may be exercised on no more than five (5) occasions, (4) in each four consecutive fiscal quarter period, there shall be at least two fiscal quarters in respect of which no Cure Right is exercised, (5) with respect to any exercise of the Cure Right, the Cure Amount shall not be given effect in an amount greater than the amount required to cause the Parent Borrower to be in compliance with the Financial Covenants (such amount, the “Necessary Cure Amount”) (provided that if the Cure Right is exercised prior to the date financial statements are required to be delivered for such fiscal quarter then the Cure Amount shall be equal to the amount reasonably determined by the Parent Borrower in good faith that is required for purposes of complying with the Financial Covenants for such fiscal quarter 176 #95488248v20

(such amount, the “Expected Cure Amount”) and (6) the net cash proceeds from the Cure Right may not reduce the amount of Consolidated Total Debt for purposes of calculating compliance with the Financial Covenants for the fiscal quarter with respect to such Cure Right was made. (c) Notwithstanding anything herein to the contrary, (A) to the extent that the Expected Cure Amount is (i) greater than the Necessary Cure Amount, then such difference may be used for the purposes of determining any baskets (other than any previously contributed Cure Amounts), with respect to the covenants contained in the Loan Documents and (7) less than the Necessary Cure Amount, then not later than the expiration of the applicable Cure Period, the Borrowers must receive a direct or indirect equity investment in cash in the form of common Equity Interests (or other Qualified Equity Interests or Subordinated Debt on terms reasonably acceptable to the Administrative Agent), which cash proceeds received by Borrowers shall be equal to the shortfall between such Expected Cure Amount and such Necessary Cure Amount and (b) prior to the expiration of the Cure Period (x) the Lenders shall not be permitted to exercise any rights then available as a result of an Event of Default under Section 8.01(b) on the basis of a breach of the Financial Covenants so as to enable the Borrowers to consummate their Cure Rights as permitted under this Section 8.05 and (y) the Lenders shall not be required to make any Credit Extension unless and until the Borrowers have received the Cure Amount required to cause the Parent Borrower to be in compliance with the Financial Covenants. ARTICLE IX ADMINISTRATIVE AGENT AND OTHER AGENTS Section 9.01. Appointment and Authorization of Agents. (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. (b) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer shall have all of the benefits and immunities (i) provided to the Agents in this Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and 177 #95488248v20 agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article IX and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (8) as additionally provided herein with respect to such L/C Issuer. (c) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable), L/C Issuer (if applicable), a potential Hedge Bank or Cash Management Bank or a Bilateral Letter of Credit Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest, charge or other Lien created by the Collateral Documents for and on behalf of or on trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of the Loan Documents and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders. Section 9.02. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through Affiliates, agents, employees or attorneys-in-fact, such sub-agents as shall be deemed necessary by the Administrative Agent, and shall be entitled to advice of counsel, both internal and external, and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.Liability of Agents. No Agent-Related Person shall (a) be liable to any Lender for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby, including their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent (except for its own gross negligence or willful misconduct, as determined by the final and non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), v) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this 178 #95488248v20

Agreement or any other Loan Document, or the validity, perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, the value or sufficiency of any Collateral or the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder or vi) be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders; further, without limiting the generality of the foregoing clause (c), no Agent-Related Person shall (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Lender. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof. No Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that such Agent shall not be required to take any action that, in its judgment or the judgment of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Law. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), or in the absence of its own gross negligence or willful misconduct, as determined by the final and non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein. Section 9.04. Reliance by Agents. (a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, request, consent, certificate, instrument, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by such Agent and shall not incur any liability for relying thereon. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders. 179 #95488248v20

(b) For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. Section 9.05. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrowers referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. Subject to the other provisions of this Article IX, the Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article VIII; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders. Section 9.06. Credit Decision; Disclosure of Information by Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Parent, the Borrowers and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person. Section 9.07. Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each 180 #95488248v20

Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it in its capacity as an Agent-Related Person; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final and non-appealable judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers, provided that such reimbursement by the Lenders shall not affect the Borrowers’ continuing reimbursement obligations with respect thereto, if any. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent. Section 9.08. Agents in their Individual Capacities. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Bank of America were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Loan Party or any Affiliate of a Loan Party (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, and the terms “Lender” and “Lenders” include Bank of America in its individual capacity. Section 9.09. Successor Agents. The Administrative Agent may resign as the Administrative Agent and Collateral Agent upon thirty (30) days’ notice to the Lenders and the Borrowers. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which appointment of a successor agent shall require the consent of the Borrowers at all times other than during the existence of an Event of Default under Section 8.01(f) or (g) (which consent of the Borrowers shall not be unreasonably withheld or delayed). If, at the time that the Administrative Agent’s resignation is effective, it is acting as an L/C Issuer or the Swing Line Lender, such resignation shall also operate to effectuate its resignation as L/C 181 #95488248v20

Issuer or the Swing Line Lender, as applicable, and it shall automatically be relieved of any further obligation to issue Letters of Credit or to make Swing Line Loans. If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and Collateral Agent and the term “Administrative Agent” shall mean such successor administrative agent and/or supplemental administrative agent, as the case may be (and the term “Collateral Agent” shall mean such successor collateral agent, as described in this Section 9.09 and/or supplemental agent, as described in Section 9.02), and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent and Collateral Agent shall be terminated. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent and Collateral Agent, the provisions of this Article IX and Section 10.04 and Section 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent and Collateral Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent and Collateral Agent by the date which is thirty (30) days following the retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent and Collateral Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed). Upon the acceptance of any appointment as the Administrative Agent and Collateral Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may reasonably request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or vii) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent and Collateral Agent, and the retiring Administrative Agent and Collateral Agent shall, to the extent not previously discharged, be discharged from its duties and obligations under the Loan Documents. Section 9.10. Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or any L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim 182 #95488248v20 for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 2.04(e), Section 2.09 and Section 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and (c) any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due to the Administrative Agent under Section 2.09 and Section 10.04. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (g) of Section 10.01), (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such 183 #95488248v20

Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. Section 9.11. Collateral and Guaranty Matters. The Lenders (including in their capacity as a potential Bilateral Letter of Credit Bank) irrevocably agree: (a) that any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document shall be automatically released (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) Obligations in respect of any Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations and other contingent obligations not yet accrued and payable) and the expiration or termination of all Letters of Credit (other than Letters of Credit that have been Cash Collateralized or back-stopped to the reasonable satisfaction of the applicable L/C Issuer), (1) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than any other Loan Party, (2) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, (3) if the property subject to such Lien is owned by a GuarantorLoan Party, upon release of such GuarantorLoan Party from its obligations under its Guaranty pursuant to clause (c) or (d) below or (4) if the property subject to such Lien becomes Excluded Property; (b) the Administrative Agent is authorized to release or subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by clauses (g) and (h) of the definition of “Permitted Liens”; (c) if any Subsidiary Guarantor or Borrower (other than the Parent Borrower) ceases to be a Restricted Subsidiary, or becomes an Excluded Subsidiary, in each case as a result of a transaction or designation permitted hereunder (as certified in writing delivered to the Administrative Agent by a Responsible Officer of the Parent Borrower), (x) such Subsidiary shall be automatically released from its obligations under the Guaranty and all other Loan Documents and (y) any Liens granted by such Subsidiary or Liens on the Equity Interests of such Subsidiary (to the extent such Equity Interests have become Excluded Property or are being transferred to a Person that is not a Loan Party) shall be automatically released; provided that no such automatic release shall occur if (x) such Subsidiary Guarantor or Borrower (other than the Parent Borrower) continues to be a guarantor or co-borrower, as applicable, in respect of any Incremental Equivalent Debt or any other Indebtedness, in each case, with an aggregate outstanding principal amount in excess of the Threshold Amount or (y) such Subsidiary Guarantor or Borrower (other than the Parent Borrower) becomes an Excluded 184 #95488248v20

Subsidiary solely under clause (h) of the definition of “Excluded Subsidiary” unless in connection with a bona fide Disposition of the Equity Interests of such Subsidiary Guarantor or Borrower (other than the Parent Borrower) to a Person that is not a Loan Party or an Affiliate of a Loan Party that is permitted hereunder; and (d) [reserved]. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any GuarantorLoan Party (other than the Parent Borrower) from its obligations under the Guaranty and all other Loan Documents pursuant to this Section 9.11. In each case as specified in this Section 9.11, the Administrative Agent will promptly (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such GuarantorLoan Party (other than the Parent Borrower) from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11. Prior to releasing or subordinating its interest in particular types or items of property, or to release any GuarantorLoan Party (other than the Parent Borrower) from its obligations under the Guaranty and all other Loan Documents pursuant to this Section 9.11, the Administrative Agent and/or the Collateral Agent shall be entitled to receive a certificate of a Responsible Officer of the Parent Borrower stating that such actions are permitted under this Agreement. Neither the Administrative Agent nor the Collateral Agent shall be liable for any such release undertaken in reliance upon any such certificate of a Responsible Officer of the Parent Borrower. The Collateral Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 9.11 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). Section 9.12. Other Agents; Arrangers and Managers. None of the Lenders, the Agents, the Lead Arrangers or other Persons identified on the facing page or signature pages of this Agreement as a “joint lead arranger and bookrunner” or “co-arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any 185 #95488248v20 of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. Section 9.13. Appointment of Supplemental Administrative Agents. (a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and, collectively, as “Supplemental Administrative Agents”). (b) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (5) the provisions of this Article IX and of Section 10.04 and Section 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require. (c) Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrowers shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent. Section 9.14. Withholding Tax. To the extent required by any applicable Law, the Administrative Agent may deduct or withhold from any payment to any Lender under any 186 #95488248v20

Loan Document an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of, withholding Tax ineffective), such Lender shall indemnify and hold harmless the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, and shall make payable in respect thereof within ten (10) days after demand therefore including any penalties, additions to Tax or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.14. The agreements in this Section 9.14 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and the repayment, satisfaction or discharge of all other obligations. For the avoidance of doubt, (1) the term “Lender” shall, for purposes of this Section 9.14, include any L/C Issuer and any Swing Line Lender and “applicable Law” includes FATCA and (2) this Section 9.14 shall not limit or expand the obligations of the Borrowers or any Guarantor under Section 3.01 or any other provision of this Agreement. Section 9.15. Cash Management Obligations; Secured Hedge Agreements; Bilateral Letters of Credit. Except as otherwise expressly set forth herein or in any Guarantee or other Collateral Document, no Cash Management Bank, Hedge Bank or Bilateral Letter of Credit Bank that obtains the benefits of Section 8.04, any Guarantee or any Collateral by virtue of the provisions hereof or of any Guarantee or other Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender or an Agent and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Cash Management Obligations, Obligations arising under Secured Hedge Agreements or Bilateral Letter of Credit Obligations unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable Cash Management Bank, Hedge Bank or Bilateral Letter of Credit Bank. Section 9.16. Presumptions by Administrative Agent. With Respect to any payment that the Administrative Agent makes for the account of the Lenders or the L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the L/C Issuer, as 187 #95488248v20 the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the L/C Issuer with respect to any amount owing under this Section 9.16 shall be conclusive, absent manifest error.

Section 9.17. Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender ~~or the L/C Issuer (the "Credit~~Recipient Party~~")~~, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each ~~Credit~~Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such ~~Credit~~Lender Recipient Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each ~~Credit~~Lender Recipient Party irrevocably waives any and all defenses, including any "discharge for value" (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each ~~Credit~~Lender Recipient Party promptly upon determining that any payment made to such ~~Credit~~Lender Recipient Party comprised, in whole or in part, a Rescindable Amount.

ARTICLE X
MISCELLANEOUS

Section 10.01. Amendments, Etc.

Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrowers or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers or the applicable Loan Party, as the case may be, acknowledged by the Administrative Agent (not to be unreasonably withheld or delayed) and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall:

(a) extend or increase the Commitment of any Lender without the written consent of each Lender directly and adversely affected thereby (it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);

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(b) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.07 or Section 2.08, fees or other amounts without the written consent of each Lender directly and adversely affected thereby; (c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby, it being understood that any change to the definition of First Lien Leverage Ratio, Secured Leverage Ratio or Total Leverage Ratio or in the component definitions thereof shall not constitute a reduction in the rate of interest or fees; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest at the Default Rate; (d) change any provision of this Section 10.01 or change any provision of Section 2.13 or Section 8.04 that would alter the pro rata sharing of payments without the written consent of each Lender directly and adversely affected thereby; (e) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; provided that any transaction permitted under Section 7.04 or Section 7.05 shall not be subject to this clause (e) to the extent such transaction does not result in the release of all or substantially all of the Collateral; (f) release all or substantially all of the value of the Guarantees in any transaction or series of related transactions, without the written consent of each Lender; provided that any transaction permitted under Section 7.04 or Section 7.05 shall not be subject to this clause (f) to the extent such transaction does not result in the release of all or substantially all of the Guarantees; (g) other than in connection with a debtor-in-possession financing or use of cash collateral in any proceeding under any Debtor Relief Law permitted under any ApplicableAcceptable Intercreditor Agreement, or except as otherwise expressly permitted by this Agreement or the other Loan Documents, subordinate the Liens on all or a material portion of the Collateral securing the Obligations or the payment of the Obligations to other Indebtedness (unless the opportunity to participate in the priming debt giving rise to such subordination is offered to all of the Lenders on a pro rata basis), without the written consent of each Lender directly and adversely affected thereby; (h) change the definition of “Required Lenders” or “Required Revolving Credit Lenders” without the written consent of each Lender. and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, change any provision of Section 1.10 or affect the rights or duties of an L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, 189 #95488248v20 affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; (v) (A) any amendment or waiver that by its terms affects the rights or duties of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) will require only the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto if such Class of Lenders were the only Class of Lenders and (B) in determining whether the requisite percentage of Lenders have consented to any amendment, modification, waiver or other action, any Defaulting Lenders or Affiliates of the Parent Borrower shall be deemed to have voted in the same proportion as those Lenders who are not Defaulting Lenders or Affiliates of the Parent Borrower, except with respect to (x) any amendment, waiver or other action which by its terms requires the consent of all Lenders or each affected Lender and (y) any amendment, waiver or other action that by its terms adversely affects any such Affiliate of the Parent Borrower or Defaulting Lender in its capacity as a Lender in a manner that differs in any material respect from other affected Lenders, in which case the consent of such Affiliate or Defaulting Lender, as applicable, shall be required and (vi) solely with the consent of the Required Revolving Credit Lenders (but without the consent of the Required Lenders or any other Lender), any such agreement may waive, amend or modify any condition precedent set forth in Section 4.02 hereof as it pertains to any Revolving Credit Loan (it being understood that this clause (vi) shall not require Required Revolving Credit Lender approval in connection with any amendment, consent or waiver of a Default or Event of Default hereunder, in which case, only the approval of the Required Lenders shall be required in respect of such consent, amendment or waiver). Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Borrowers and the Administrative Agent (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Credit Loans, and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and, if applicable, the Required Revolving Credit Lenders. Notwithstanding anything to the contrary contained in this Section 10.01, (1) any guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended, supplemented and waived with the consent of the Administrative Agent at the request of the Borrowers without the need to obtain the consent of any Lender if such amendment, supplement or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities, omissions, mistakes or defects and (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents and (2) any Acceptable Intercreditor Agreement may be amended, supplemented or otherwise modified in accordance with its terms and subject only to the consent of the parties thereto that are expressly required to make such amendments, supplements or other modifications. Furthermore, with the consent of the Administrative Agent at the request of the Borrowers (without the need to obtain any consent of any 190 #95488248v20

Lender), any Loan Document may be amended to cure ambiguities, inconsistencies, omissions, mistakes or defects. Notwithstanding anything in this Section 10.01 to the contrary, (a) technical and conforming modifications to the Loan Documents may be made with the consent of the Borrowers and the Administrative Agent to the extent necessary (i) to integrate any Incremental Revolving Commitment, Refinancing Revolving Commitments or Extended Revolving Credit Commitments, (ii) to integrate or make administrative modifications with respect to borrowings and issuances of Letters of Credit, (iii) to integrate and terms or conditions from any Incremental Facility Amendment that are more restrictive than this Agreement in accordance with Section 2.14(d) and (iv) to make any amendments permitted by Section 1.03 and (b) without the consent of any Lender or L/C Issuer, the Loan Parties and the Administrative Agent or any collateral agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into (x) any amendment, modification or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties or as required by local law to give effect to, or protect any security interest for benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law or this Agreement or in each case to otherwise enhance the rights or benefits of any Lender under any Loan Document or (y) any Acceptable Intercreditor Agreement pursuant to the terms thereof, in each case with the holders of Indebtedness permitted by this Agreement to be secured by the Collateral. Without limitation of the foregoing, the Borrowers may, without the consent of any Lenders, upon delivery to the Administrative Agent (i) increase the interest rates (including any interest rate margins or interest rate floors), fees and other amounts payable to any Class or Classes of Lenders hereunder and/or (ii) with the consent of the Administrative Agent, modify any other provision hereunder or under any other Loan Document in a manner, as determined by the Administrative Agent in its sole discretion, more favorable to the then-existing Lenders or Class or Classes of Lenders; provided that the Administrative Agent will have at least five Business Days (or such shorter period to which the Administrative Agent may consent in its reasonable discretion) after written notice from the Borrowers to provide such consent and may, in its sole discretion, provide written notice to the Lenders regarding any such proposed amendment. Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Administrative Agent, the applicable L/C Issuer, the Borrowers and the Revolving Credit Lenders affected thereby to amend the definition of “Alternative Currency” or “Alternative Currency Daily Rate” or “Alternative Currency Term Rate” or Section 1.10 solely to add additional currency options and the applicable interest rate with respect thereto, in each case solely to the extent permitted by Section 1.10. Section 10.02. Notices and Other Communications; Facsimile Copies. (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by email or facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail 191 #95488248v20 address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to any Borrower, the Administrative Agent, an L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a written notice to the Borrowers, the Administrative Agent, L/C Issuer and the Swing Line Lender. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(b)), when delivered; provided that notices and other communications to the Administrative Agent, L/C Issuer and the Swing Line Lender pursuant to Article II shall not be effective until actually received by such Person during the person’s normal business hours. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder. (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. 192 #95488248v20

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent, Lead Arrangers or any of their respective Agent-Related Persons (collectively, the “Agent Parties”) have any liability to the Loan Parties, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrowers’ or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Parent, the Borrowers, the Administrative Agent, any L/C Issuer and the Swing Line Lender may change its address, electronic mail address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, electronic mail address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrowers, the Administrative Agent, the L/C Issuers and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agents from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (6) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrowers or their securities for purposes of United States Federal or state securities laws. (e) Reliance by Agents and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (7) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify each Agent-Related Person and each L/C Issuer and Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Borrower in the absence of 193 #95488248v20 gross negligence or willful misconduct. All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent or the L/C Issuer, as applicable, and each of the parties hereto hereby consents to such recording. (f) Notice to other Loan Parties. The Borrowers agree that notices to be given to any other Loan Party under this Agreement or any other Loan Document may be given to the Borrowers in accordance with the provisions of this Section 10.02 with the same effect as if given to such other Loan Party in accordance with the terms hereunder or thereunder. (g) Communications. Each Loan Party hereby agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and any other Loan Document, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication (unless otherwise approved in writing by the Administrative Agent) that (i) relates to a request for a new, or a conversion of an existing, Borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (8) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (9) provides a notice of intent to exercise a Cure Right, (10) provides notice of any Default under this Agreement or (11) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non excluded communications, collectively, the “Specified Communications”; and all such excluded and non-excluded communications, the “Communications”), by transmitting the Specified Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent at such e-mail address(es) provided to the Borrowers from time to time or in such other form, including hard copy delivery thereof, as the Administrative Agent shall require. In addition, each Loan Party agrees to continue to provide the Specified Communications to the Administrative Agent in the manner specified in this Agreement or any other Loan Document or in such other form, including hard copy delivery thereof, as the Administrative Agent shall reasonably request. Nothing in this Section 10.02 shall prejudice the right of the Agents, any Lender or any Loan Party to give any notice or other communication pursuant to this Agreement or any other Loan Document in any other manner specified in this Agreement or any other Loan Document or as any such Agent shall require. Section 10.03. No Waiver; Cumulative Remedies. No failure by any Lender, the L/C Issuer or the Administrative Agent or Collateral Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Section 10.04. Attorney Costs and Expenses. The Borrowers agree (a) if the Closing Date occurs, to pay or reimburse the Administrative Agent and the Lead Arrangers for all reasonable and documented or invoiced out-of-pocket costs and expenses associated with the syndication of the Loans and Commitments and the preparation, execution and delivery, administration, amendment, modification, waiver and/or enforcement of this Agreement 194 #95488248v20 and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), including all Attorney Costs of Davis Polk & Wardwell LLP (and any other counsel retained with the Borrowers’ consent (such consent not to be unreasonably withheld or delayed)) and one local and foreign counsel in each relevant jurisdiction, and viii) to pay or reimburse the Administrative Agent, the Lead Arrangers, the L/C Issuer and each Lender for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all costs and expenses incurred in connection with any workout or restructuring in respect of the Loans, all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of one counsel for all such Persons (and, in the case of an actual or perceived conflict of interest, where such Person affected by such conflict informs the Borrowers of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Person)). The foregoing costs and expenses shall include all reasonable search, filing, recording and title insurance charges and fees related thereto, and other reasonable and documented out-of-pocket expenses incurred by any Agent. The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid promptly upon receipt by the Borrowers of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion. Section 10.05. Indemnification by the Borrowers. Whether or not the transactions contemplated hereby are consummated, the Borrowers shall indemnify and hold harmless each Agent-Related Person, each Lender, each L/C Issuer, each Lead Arranger and their respective Affiliates and their and their Affiliates’ respective partners, directors, officers, employees, counsel, agents, advisors, and other representatives (collectively, the “Indemnitees”) from and against any and all losses, liabilities, damages, claims, and reasonable and documented or invoiced out-of-pocket fees and expenses (including reasonable Attorney Costs of one counsel for all Indemnitees and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all Indemnitees (and, in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrowers of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Indemnitee)) of any such Indemnitee arising out of or relating to any claim or any litigation or other proceeding (regardless of whether such Indemnitee is a party thereto and whether or not such proceedings are brought by any Borrower, its equity holders, its Affiliates, creditors or any other third person) that relates to the TransactionClosing Date Transactions or the Transactions, including the financing contemplated hereby, of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, ix) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in 195 #95488248v20 connection with such demand do not strictly comply with the terms of such Letter of Credit), or x) any actual or alleged presence or Release or threat of Release of Hazardous Materials on, at, under or from any property currently or formerly owned, leased or operated by any Borrower, any other Loan Party or any of their respective Subsidiaries, or any Environmental Liability related in any way to any Borrower, any other Loan Party or any of their respective Subsidiaries, or xi) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its controlled Affiliates or controlling Persons or any of the partners, officers, directors, employees, agents, advisors or members of any of the foregoing, in each case who are involved in or aware of the Transaction (Closing Date Transactions or the Transactions, as applicable (in each case as determined by a court of competent jurisdiction in a final and non-appealable decision), (y) a material breach of the Loan Documents by such Indemnitee or one of its Affiliates (as determined by a court of competent jurisdiction in a final and non-appealable decision) or (z) disputes solely between and among such Indemnitees to the extent such disputes do not arise from any act or omission of the Borrowers or any of their Affiliates (other than with respect to a claim against an Indemnitee acting in its capacity as an Agent or Lead Arranger or similar role under the Loan Documents unless such claim arose from the gross negligence, bad faith or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date); provided that the foregoing shall not limit any Loan Party’s indemnification obligations hereunder. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, managers, partners, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 10.05 shall be paid within ten (10) Business Days after demand therefor; provided, however, if the Borrowers have reimbursed any Indemnitee for any legal or other expenses in connection with any Indemnified Liabilities and there is a final non-appealable judgment of a court of competent jurisdiction that the Indemnitee was not entitled to indemnification or contribution with respect to such Indemnified Liabilities pursuant to the express terms of this Section 10.05, then the Indemnitee shall promptly refund such expenses paid by the Borrowers to the Indemnitee. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. For 196 #95488248v20 the avoidance of doubt, this Section 10.05 shall not apply to Taxes other than Taxes that represent liabilities, obligations, losses, damages, etc., with respect to a non-Tax claim. Section 10.06. Payments Set Aside. To the extent that any payment by or on behalf of the Borrowers is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and xii) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate (or if the Federal Funds Rate is not available, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation). Section 10.07. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except as otherwise provided herein (including without limitation as permitted under Section 7.04), neither the Parent Borrower nor any of its Subsidiaries may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee, (1) by way of participation in accordance with the provisions of Section 10.07(e), (2) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(g) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto (other than to any Disqualified Lender) shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b) (ii) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of: (A) the Parent Borrower; provided that, (I) no consent of the Parent Borrower shall be required for an assignment (1) to any other Lender or any Affiliate of a Lender or (2) if a Specified Event of Default has occurred and is continuing, to any Assignee and (II) the Parent Borrower shall be deemed to have consented to any such assignment unless it shall 197 #95488248v20 object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; (B) the Administrative Agent; and (C) in the case of any assignment of any of the Revolving Credit Facility, each L/C Issuer and the Swing Line Lender. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Parent Borrower and the Administrative Agent otherwise consent; provided that (1) no such consent of the Parent Borrower shall be required if a Specified Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any; (B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption; (C) (1) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and any documentation required by Section 3.01(f) and (2) the Assignee shall have delivered to the Administrative Agent all documentation and other information that the Administrative Agent reasonably requests in order to comply with its ongoing obligations under applicable “know your customer”, and anti-money laundering rules and regulations, including the USA Patriot Act; (D) the Assignee shall not be a natural person, or a Disqualified Lender (and such Assignee shall be required to represent that it is not a Disqualified Lender or an Affiliate of a Disqualified Lender that would constitute a Disqualified Lender but for the fact that it is not readily identifiable as such on the basis of its name); provided that whether a prospective assignee is a Disqualified Lender may be communicated to a Lender upon request but the list of Disqualified Lenders shall not be posted or otherwise distributed to the Lenders, prospective Lenders and prospective assignees; provided, further, that it is agreed that the Parent Borrower may withhold its consent to an assignment to any person that is known by it to be an affiliate of a Disqualified Lender (regardless of whether it is readily identifiable as an Affiliate by virtue of its name (other than, in the case of Disqualified Lenders under clause (ii) of the definition thereof, such Affiliates that are bona fide debt funds)). 198 #95488248v20

(E) the Assignee shall not be a Defaulting Lender; (F) the Assignee shall not be a Borrower or an Affiliate of a Borrower; (G) [reserved]; (H) [reserved]; (I) [reserved]; and (J) Notwithstanding anything to the contrary contained herein, if any Loans or Commitments are assigned or participated (x) to a Disqualified Lenders or (y) without complying with the Parent Borrower consent or notice requirements of this Section 10.07, then: (I) the Parent Borrower may require such Person to assign its rights and obligations to one or more Eligible Assignees at a price equal to the lesser of (X) the current trading price of the Loans, (Y) par and (Z) the amount such Person paid to acquire such Loans or Commitments, in each case, without premium, penalty, prepayment fee or breakage (which assignment shall not be subject to any processing and recordation fee) and if such Person does not execute and deliver to the Administrative Agent a duly executed Assignment and Assumption reflecting such assignment within three (3) Business Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption to such Person, then such Person shall be deemed to have executed and delivered such Assignment and Assumption without any action on its part, (II) no such Person shall receive any information or reporting provided by the Parent Borrower, the Administrative Agent or any Lender, (III) for purposes of voting, any Loans or Commitments held by such person shall be deemed not to be outstanding, and such person shall have no voting or consent rights with respect to “Required Lender” or Class votes or consents, (IV) for purposes of any matter requiring the vote or consent of each Lender affected by any amendment or waiver, such Person shall be deemed to have voted or consented to approve such amendment or waiver if a majority of the affected Class (giving effect to clause (III) above) so approves, and (V) such Person shall not be entitled to any expense reimbursement or indemnification rights under any Loan Documents (including Sections 10.04 and 10.05) and the Parent Borrower expressly reserves all rights against such person under contract, tort or any other theory and shall be treated in all other respects as a Defaulting Lender; it being understood and agreed that the foregoing provisions shall not apply to any assignee of a Disqualified Lender that becomes a Lender so long as such assignee is not a Disqualified Lender or an Affiliate thereof. This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis. (c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d) and receipt by the Administrative Agent from the parties to 199 #95488248v20 each assignment of a processing and recordation fee of $3,500 (provided that (x) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment and (y) such processing and recordation fee shall not be payable in the case of assignments by any Affiliate of the Lead Arrangers), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.03, 3.04, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note (if any), the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e). For greater certainty, any assignment by a Lender pursuant to this Section 10.07 shall not in any way constitute or be deemed to constitute a novation, discharge, recession, extinguishment or substitution of the existing Indebtedness and any Indebtedness so assigned shall continue to be the same obligation and not a new obligations. (d) The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.04, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent demonstrable error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Agent and any Lender (with respect to its own interests only), at any reasonable time and from time to time upon reasonable prior notice. (e) Any Lender may at any time, without the consent of, or notice to, the Parent, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person, a Borrower or an Affiliate of the Borrower or, so long as whether a prospective participant is a Disqualified Lender may be communicated to a Lender upon request, a Disqualified Lender) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement 200 #95488248v20 or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 10.01(a), (b), (c), (d), (e) or (f) that directly affects such Participant. Subject to Section 10.07(f), the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.03 and 3.04 (through the applicable Lender), subject to the requirements and limitations of such Sections (including Section 3.01(f)) and Sections 3.05 and 3.06, to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(b) (provided that any documentation required to be provided under Section 3.01(f) shall be provided solely to the participating Lender). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Any Lender that sells participations shall maintain a register on which it enters the name and the address of each Participant and the principal amounts and related interest amounts of each Participant’s participation interest in the Commitments and/or Loans (or other rights or obligations) held by it (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent demonstrable error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation interest as the owner thereof for all purposes notwithstanding any notice to the contrary. In maintaining the Participant Register, such Lender shall be acting as the non-fiduciary agent of the Borrowers solely for this purpose and undertakes no duty, responsibility or obligation to the Borrowers (without limitation, in no event shall such Lender be a fiduciary of the Borrowers for any purpose). No Lender shall have any obligation to disclose all or any portion of a Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103(c) of the United States Treasury Regulations or, if different, under Sections 871(h) or 881(c) of the Code. (f) A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.03 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent and such consent explicitly acknowledges such participant’s right to receive greater payment or except to the extent such entitlement to a greater payment results from a Change in Law after such Participant became a Participant. (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (h) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in 201 #95488248v20 writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) an SPC shall be entitled to the benefit of Sections 3.01, 3.03 and 3.04, subject to the requirements and limitations of such Sections (including Section 3.01(e) and (f) and Sections 3.05 and 3.06), to the same extent as if such SPC were a Lender, but neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including its obligations under Section 3.01, 3.03 or 3.04) except to the extent any entitlement to greater amounts results from a Change in Law after the grant to the SPC occurred, (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable and such liability shall remain with the Granting Lender, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrowers and the Administrative Agent, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee Obligation or credit or liquidity enhancement to such SPC. (i) Notwithstanding anything to the contrary contained herein, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise. (j) Notwithstanding anything to the contrary contained herein, any L/C Issuer or the Swing Line Lender may, upon thirty (30) days’ notice to the Borrowers and the Lenders, resign as an L/C Issuer or the Swing Line Lender, respectively; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer or the Swing Line Lender shall have identified, in consultation with the Borrowers, a successor L/C Issuer or Swing Line Lender willing to accept its appointment as successor L/C Issuer or Swing Line Lender, as applicable. In the event of any such resignation of an L/C Issuer or the Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Borrowers to appoint any such successor shall affect the resignation of the relevant L/C Issuer or the Swing Line Lender, as the case may 202 #95488248v20

be. If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If the Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). (k) No Agent-Related Person shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders; further, without limiting the generality of the foregoing clause, no Agent-Related Person shall (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Lender. Section 10.08. Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information and to not use or disclose such information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ partners, directors, officers, employees, trustees, investment advisors, professionals and other experts or agents, including accountants, legal counsel, independent auditors and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); xiii) to the extent requested by any Governmental Authority, to any pledgee referred to in Section 10.07(g); xiv) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; xv) to any other party to this Agreement; xvi) subject to an agreement containing provisions substantially the same as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrowers), to any pledgee referred to in Section 10.07(i), counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement; xvii) with the written consent of the Borrowers; xviii) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08; xix) to any Governmental Authority or examiner regulating any Lender; xx) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender); xxi) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; xxii) to the extent that such Information is received by such Lender or any of its Affiliates from a third party that is not, to such Lender’s knowledge, subject to any contractual or fiduciary confidentiality obligations owing to the Borrowers or any of their Affiliates; xxiii) to the extent that such Information is independently developed by such Lender or any of its Affiliates, xxiv) to the extent consisting of customary disclosure regarding portfolio holdings in any public filing by such Lender or xxv) upon the request or demand of any Governmental Authority or other regulatory authority having jurisdiction over the Agent or Lenders, as applicable, (in which 203 #95488248v20 case the Agent or Lenders, as applicable, agree (except with respect to any audit or examination conducted by bank accountants or any regulatory authority exercising examination or regulatory authority), to the extent practicable and not prohibited by applicable law, rule or regulation, to inform the Borrowers promptly thereof prior to disclosure). In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section 10.08, “Information” means all information received from any Loan Party or its Affiliates or its Affiliates’ directors, managers, officers, employees, trustees, investment advisors or agents, relating to the Parent, the Borrowers or any of their Subsidiaries or their business, other than any such information that is available to any Agent or any Lender on a nonconfidential basis and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08, including, without limitation, information delivered pursuant to Section 6.01, 6.02 or 6.03 hereof. Section 10.09. Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Agent and its Affiliates, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to the Borrowers or any other Loan Party, any such notice being waived by the Borrowers (on their own behalf and on behalf of each Loan Party and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness (in any currency) (other than any payroll, trust and tax accounts) at any time owing by, such Agent and its Affiliates, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Agent and its Affiliates, such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent, such Lender, such L/C Issuer or such Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, none of each Agent and its Affiliates, each Lender and its Affiliates and each L/C Issuer and its Affiliates shall have a right to set off and apply any deposits held or other Indebtedness owing by such Agent or its Affiliates, such Lender or its Affiliates or such L/C Issuer or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party that is a Foreign Subsidiary or a Domestic Foreign Holding Company. Each Lender and L/C Issuer agrees promptly to notify the Borrowers and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Agent, each Lender and each L/C Issuer under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that such Agent, such Lender and such L/C Issuer may have. 204 #95488248v20

Section 10.10. Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission. Section 10.11. Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Section 10.12. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. The provisions of Sections 10.14 and 10.15 shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. Section 10.13. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 10.14. GOVERNING LAW, JURISDICTION, SERVICE OF PROCESS. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN). (b) EXCEPT AS SET FORTH IN THE FOLLOWING PARAGRAPH, ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY 205 #95488248v20

CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE (PROVIDED THAT IF NONE OF SUCH COURTS CAN AND WILL EXERCISE SUCH JURISDICTION, SUCH EXCLUSIVITY SHALL NOT APPLY), AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWERS, THE PARENT, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWERS, THE PARENT, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION (I) FOR PURPOSES OF ENFORCING A JUDGMENT, (II) IN CONNECTION WITH EXERCISING REMEDIES AGAINST THE COLLATERAL IN A JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED, (III) IN CONNECTION WITH ANY PENDING BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING IN SUCH JURISDICTION OR (IV) TO THE EXTENT THE COURTS REFERRED TO IN THE PREVIOUS PARAGRAPH DO NOT HAVE JURISDICTION OVER SUCH LEGAL ACTION OR PROCEEDING OR THE PARTIES OR PROPERTY SUBJECT THERETO. Section 10.15. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. Section 10.16. Binding Effect. This Agreement shall become effective when it shall have been executed by each of the Borrowers and the Parent Borrower and the Administrative Agent shall have been notified by each Lender, Swing Line Lender and L/C Issuer that each such Lender, Swing Line Lender and L/C Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Borrowers, each Agent, the L/C Issuer, the Swing Line Lender and each Lender and their respective successors and assigns, except that the Borrowers shall not have the right to assign its rights hereunder or 206 #95488248v20 any interest herein without the prior written consent of the Lenders except as permitted by Section 7.04. Section 10.17. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrowers in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrowers in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrowers (or to any other Person who may be entitled thereto under applicable Law). Section 10.18. Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents or the Secured Hedge Agreements (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent. The provisions of this Section 10.18 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party. Section 10.19. Know-Your-Customer, Etc.. Each Lender shall, promptly following a request by the Administrative Agent, provide all documentation and other information that the Administrative Agent reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act. Section 10.20. USA PATRIOT Act. Each Lender hereby notifies the Borrowers that, pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrowers and the Guarantors, which information includes the name and address of the Borrowers and the Guarantors and other information that will allow such Lender to identify the Borrowers and the Guarantors in accordance with the USA PATRIOT Act. Section 10.21. Acceptable Intercreditor Agreement. 207 #95488248v20

(a) Notwithstanding anything to the contrary in this Agreement or in any other Loan Document: (i) the Liens granted to the Collateral Agent in favor of the Secured Parties pursuant to the Loan Documents and the exercise of any right related to any Collateral shall be subject, in each case, to the terms of anythe Amendment No. 2 Effective Date Intercreditor Agreement and any other Acceptable Intercreditor Agreement then in effect, (ii) in the event of any conflict between the express terms and provisions of this Agreement or any other Loan Document, on the one hand, and anythe Amendment No. 2 Effective Date Intercreditor Agreement and/or such other Acceptable Intercreditor Agreement, on the other hand, the terms and provisions of the suchAmendment No. 2 Effective Date Intercreditor Agreement and/or such other Acceptable Intercreditor Agreement, shall control, and (iii) each Lender (and, by its acceptance of the benefits of any Collateral Document, each other Secured Party) hereunder authorizes and instructs the Administrative Agent and Collateral Agent to execute any Acceptable Intercreditor Agreement from time to time on behalf of such Lender, and such Lender agrees to be bound by the terms thereof. (b) Each Lender (and, by its acceptance of the benefits of any Collateral Document, each other Secured Party) hereunder authorizes and instructs the Collateral Agent, as Collateral Agent and on behalf of such Lender or other Secured Party, to enter into one or more Applicable Intercreditor Agreements from time to time and agrees that it will be bound by and will take no actions contrary to the provisions thereof. Section 10.22. Obligations Absolute. To the fullest extent permitted by applicable Law, all obligations of the Loan Parties hereunder shall be absolute and unconditional irrespective of: (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Loan Party; (b) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto against any Loan Party; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto; (d) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; (e) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect hereof or any Loan Document; or (f) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Loan Parties. Section 10.23. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Borrowers and the Parent Borrower acknowledge and agree, and acknowledge their 208 #95488248v20

Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Lead Arrangers are arm’s-length commercial transactions between the Borrowers, the Parent Borrower and their respective Affiliates, on the one hand, and the Administrative Agent and the Lead Arrangers, on the other hand, (B) each of the Borrowers and the Parent Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Borrowers and the Parent Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each Lender and each Lead Arrangers each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers, the Parent Borrower or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, nor any Lender or Lead Arrangers has any obligation to the Borrowers, the Parent Borrower or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each Lender and each Lead Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the Parent Borrower and their respective Affiliates, and neither the Administrative Agent nor any Lead Arranger has any obligation to disclose any of such interests to the Borrowers, the Parent Borrower or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrowers and the Parent Borrower hereby waives and releases any claims that it may have against the Administrative Agent, each Lender and each Lead Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 10.24. Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Committed Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Section 10.25. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion 209 #95488248v20 powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (i) the effects of any Bail-in Action on any such liability, including, if applicable: (ii) a reduction in full or in part or cancellation of any such liability; (iii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (b) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 10.26. Lender Representation. Each Lender as of the ClosingAmendment No. 2 Effective Date represents and warrants as of the ClosingAmendment No. 2 Effective Date that such Lender is not and will not be (a) an employee benefit plan subject to Title I of ERISA, (b) a plan or account subject to Section 4975 of the Code, (c) an entity deemed to hold Plan Assets of any such plans or accounts or (d) a “governmental plan” within the meaning of Section 3(32) of ERISA. No portion of any Loan shall be funded or held with Plan Assets. Section 10.27. Acknowledgement Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the 210 #95488248v20

United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.26, the following terms have the following meanings: “BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” shall mean any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.] 211 #95488248v20

[Signature Page to Credit Agreement] #95488248v20 OWENS & MINOR DISTRIBUTION, INC., as a Borrower Name: Title: By: OWENS & MINOR, INC. as the Parent Borrower BARISTA ACQUISITION I, LLC, as a Borrower By: Name: Name: Name: Title: BARISTA ACQUISITION II, LLC, as a Borrower IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. Title: By: By: Name: OWENS & MINOR MEDICAL, INC., as a Borrower Title: Title: By:

[Signature Page to Credit Agreement] #95488248v20 Title: BYRAM HEALTHCARE CENTERCENTERS, INC., as a Borrower By: O&M HALYARD, INC., as a Borrower Name: Name: Title: By:

[Signature Page to Credit Agreement] #95488248v20 Title: BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender By: BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent Name: Name: Title: By:

[Signature Page to Credit Agreement] #95488248v20 [LENDER] as a Lender Name: By: Title:

Summary report: Litera® Change-Pro for Word 10.14.0.46 Document comparison done on 3/28/2022 2:38:11 PM	
Style name: Comments+Color Legislative Moves+Images	
Intelligent Table Comparison: Active	
Original DMS: iw://DMSWEB/AmericasActive/95488248/1	
Modified DMS: iw://DMSWEB/AmericasActive/95488248/20	
Changes:	
Add	1435
~~Delete~~	915
~~Move From~~	142
Move To	142
Table Insert	9
~~Table Delete~~	1
Table moves to	0
~~Table moves from~~	0
Embedded Graphics (Visio, ChemDraw, Images etc.)	0
Embedded Excel	0
Format changes	0
Total Changes:	2644

#95537553v12 Exhibit A Amended and Restated Schedules to the Credit Agreement See Attached

Execution Version Error! Unknown document property name. Schedule 1.01A Certain Security Interests and Guarantees 1. Security Agreement, as supplemented by that certain Security Agreement Supplement, dated as of March 29, 2022, by and among the Grantors as defined therein, and Bank of America, N.A. as collateral agent for the Secured Parties. 2. Trademark Security Agreement, as supplemented by that certain Security Agreement Supplement for Trademarks, dated as of March 29, 2022, by and among Owens & Minor, Inc., certain subsidiaries of the Parent Borrower from time to time party thereto, and Bank of America, N.A. as Collateral Agent for the Secured Parties. 3. Patent Security Agreement, as supplemented by that certain Security Agreement Supplement for Patents dated as of March 29, 2022, by and among Owens & Minor, Inc., certain subsidiaries of the Parent Borrower from time to time party thereto, and Bank of America, N.A. as Collateral Agent for the Secured Parties. 4. Copyright Security Agreement, as supplemented by that certain Security Agreement Supplement for Copyrights dated as of March 29, 2022, by and among Owens & Minor, Inc., certain subsidiaries of the Parent Borrower from time to time party thereto, and Bank of America, N.A. as Collateral Agent for the Secured Parties. 5. Guaranty, as supplemented by that certain Guaranty Supplement, dated as of March 29, 2022, by and among Owens & Minor, Inc., certain Subsidiaries of Parent Borrower from time to time party thereto, and Bank of America, N.A. as Administrative Agent.

Error! Unknown document property name. Schedule 1.01B Unrestricted Subsidiaries None.

Schedule 1.01C

Excluded Subsidiaries

1.	Access Diabetic Supply, LLC	Florida	Immaterial Subsidiary/Excluded Subsidiary
2.	Key Diabetes Supply Co.	Michigan	Immaterial Subsidiary/Excluded Subsidiary
3.	Medical Supply Group, Inc.	Virginia	Immaterial Subsidiary/Excluded Subsidiary
4.	Access Respiratory Supply, Inc.	Florida	Immaterial Subsidiary/Excluded Subsidiary
5.	Clinical Care Services LLC	Utah	Immaterial Subsidiary/Excluded Subsidiary
6.	Diabetes Specialty Center LLC	Utah	Immaterial Subsidiary/Excluded Subsidiary
7.	Owens & Minor Global Resources, LLC	Virginia	Immaterial Subsidiary/Excluded Subsidiary
8.	O&M Worldwide, LLC	Delaware	Immaterial Subsidiary/Excluded Subsidiary
9.	500 Expressway Drive South, LLC	Delaware	Immaterial Subsidiary/Excluded Subsidiary
10.	MAI Acquisition Corp.	Delaware	Immaterial Subsidiary/Excluded Subsidiary
11.	Medegen NewCo, LLC	Delaware	Immaterial Subsidiary/Excluded Subsidiary
12.	OMSolutions International, Inc.	Virginia	Immaterial Subsidiary/Excluded Subsidiary
13.	Owens & Minor Canada, Inc.	Virginia	Immaterial Subsidiary/Excluded Subsidiary
14.	Owens & Minor, Inc. Executive Deferred Compensation Trust	Virginia	Immaterial Subsidiary/Excluded Subsidiary
15.	O&M Funding LLC	Delaware	Securitization Subsidiary/Excluded Subsidiary
16.	American Contract Systems, Inc.	Minnesota	Immaterial Subsidiary

3

Error! Unknown document property name.

4 Error! Unknown document property name. Schedule 1.01D Guarantors 1. Byram Holdings I, Inc., a New Jersey corporation 2. O&M Byram Holdings GP, a Delaware general partnership 3. Owens & Minor International Logistics, Inc., a Virginia corporation 4. Owens & Minor Healthcare Supply, Inc., a Virginia corporation 5. AVID Medical, Inc., a Delaware corporation 6. Medical Action Industries, Inc., a Delaware corporation 7. Halyard North Carolina, LLC, a North Carolina limited liability company 8. StoneOak Merger Sub, Inc., a Delaware corporation 9. Apria Healthcare Group LLC, a Delaware limited liability company 10. Apria Healthcare LLC, a Delaware limited liability company 11. Apria Holdco LLC, a Delaware limited liability company 12. CPAP Sleep Store LLC, a Delaware limited liability company 13. DMEhub LLC, a Delaware limited liability company 14. Healthy Living Home Medical LLC, a Delaware limited liability company 15. Lofta, a California corporation

5 Error! Unknown document property name. Schedule 1.01E Material Real Properties 9120 Lockwood Boulevard, Mechanicsville, VA 23116

6 Error! Unknown document property name. Schedule 2.01 Commitments Lender Revolving Credit Commitment Incremental Revolving Commitment Total Revolving Credit Commitment Bank of America, N.A. $60,000,000.00 $18,115,555.56 $78,115,555.56 JPMorgan Chase Bank, N.A. $45,000,000.00 $33,115,555.56 $78,115,555.56 Citibank, N.A. $45,000,000.00 $13,586,666.67 $58,586,666.67 PNC Bank, National Association $45,000,000.00 $13,586,666.67 $58,586,666.67 Regions Bank $45,000,000.00 $13,586,666.67 $58,586,666.67 Citizens Bank, N.A. $30,000,000.00 $28,586,666.67 $58,586,666.67 Capital One, National Association $30,000,000.00 $18,822,222.20 $48,822,222.20 The Toronto- Dominion Bank, New York Branch $0 $10,600,000.00 $10,600,000.00 TOTAL $300,000,000.00 $150,000,000 $450,000,000 Lender L/C Commitment Bank of America, N.A. $75,000,000.00 TOTAL $75,000,000.00

Error! Unknown document property name. Schedule 2.03(a)(i) Existing Letters of Credit Issuer LOC # Beneficiary Date Issued LC Amt Local Currency Currency LC Amount USD Bank of America 68168348 Ace America Insurance Company 11/5/19 3,349,139 USD 3,349,139 Bank of America 68137012 Safety National Casualty Corp 2/12/19 8,100,000 USD 8,100,00 Total LC 11,449,139

Schedule 2.03(a)(ii)

Existing Apria Letters of Credit

Issuer	LOC #	Beneficiary	Date Issued	LC Amt Local Currency	Currency	LC Amount USD
Citizens	S912600	Ace American Insurance Company	6/21/2019	N/A	USD	8,846,085
Citizens	S912599	National Union Fire Insurance Co.	6/21/2019	N/A	USD	6,999,363
Total LC in USD						15,845,448

Error! Unknown document property name.

Error! Unknown document property name. Schedule 5.06 Litigation 1. Alvaro Quintero, et al. v. Apria Healthcare LLC (California Superior Court for the County of Los Angeles, Case No. 20STCV42367) (the “Quintero Matter”) - Alvaro Quintero, has filed both a lawsuit and an action under the PAGA alleging that he and all California couriers engaged through third parties were misclassified as independent contractors and are in fact employees of the Company. Alvaro Quintero has alleged, on behalf of himself and approximately 240 similarly situated couriers, that the Company denied their benefits including overtime pay, minimum wage, meal and rest breaks, compliant wage statements, and expense reimbursement. 2. On April 14, 2021 Apria, Inc. agreed, subject to court approval, to a $1,750,000 settlement with Lamont Solomon and similarly situated employees (the “Solomon Settlement Agreement”) pursuant to an action Mr. Solomon filed under the Private Attorneys General Act (“PAGA”) on July 9, 2020, in California Superior Court for the County of Riverside (Case No. RIC2002553 & RIC2002449). Mr. Solomon alleged, among other things, that the Company miscalculated the regular rate of pay of certain of its California non-exempt employees resulting in failure to pay overtime wages, wage statement violations, and unfair competition. 3. Robert Van Vuren v. NTT Data and Apria Healthcare, et. al (California Superior Court for the County of Los Angeles Case No. 122006956) (the “Van Vuren Matter”) - Former employee (engaged through NTT Data), Robert Van Vuren, has alleged that he was harassed and discriminated against based on his disability and age, and that his “joint employers,” NTT Data and the Company, failed to engage in a good faith interactive process, failed to accommodate him, and retaliated against him for taking protected leave when his employment was effectively terminated in the fall of 2019 when the Company discontinued one of its service contracts with NTT Data. 4. Travis Smith, et al. v. Apria Healthcare LLC (Notice of Intent to File PAGA Suit) – Former Respiratory Therapist in Yuba City, CA alleges meal and rest break violations, wage statement inaccuracies, failure to reimburse expenses, failure to pay overtime, etc. for all CA non-exempt employees. 5. Rochelle Abramson v. Philips Respironics, Inc., Apria Healthcare Group Inc., et al (Case No. BC612672)- Allegation that a Philips Respironics Trilogy 100 ventilator was defective in that it failed to alarm, resulting in one death in 2014. 6. Derrick Anderson et al v. Louisiana Citizens Prop. Ins. Corp, Estate of M. Andersson, and Apria Healthcare, LLC (Case No. 15-10808) - Apria has answered a lawsuit alleging that a house fire that resulted in five deaths in 2014 was due to Apria’s negligence in failing to maintain oxygen equipment. 7. Elizabeth Brown, et al vs. William Whited, Gaylord Bell, Hertz Corporation, State Farm and Apria Healthcare (Case No. BC612672) - Plaintiffs allege that Apria was aware that an oxygen concentrator was not working and that the malfunction of the oxygen concentrator resulted in one death in 2017. 8. Brooke Warren v. ResMed and Apria Healthcare LLC (Case #15708/2021) - ResMed and Apria are cooperating in the defense of claims of negligence, strict products liability, breach of warranty, wrongful death, and loss of consortium as a result of an allegedly defective Astral 150 Ventilator.

10 Error! Unknown document property name. 9. Apria Healthcare LLC v. Option 1 Nutrition Solutions, LLC (Case No. N20C-07-045 MAA) – Lawsuit was originally filed by the Company on July 6, 2020 seeking $140,000 as the final installment of unpaid purchase price pursuant to an Asset Purchase Agreement entered into in 2019 in connection with the sale of certain assets related to the Company’s former enteral business. Defendant filed a counterclaim in November 12, 2020 seeking unspecified damages for an alleged breach of contract by the Company.

Schedule 5.11

Subsidiaries

Subsidiary	Jurisdiction	Owner	Ownership Percentage	Percent Pledged
Owens & Minor Distribution, Inc.	Virginia	Owens & Minor, Inc.	100%	100%
Owens & Minor Healthcare Supply, Inc.	Virginia	Owens & Minor, Inc.	100%	100%
O&M Halyard, Inc.	Virginia	Owens & Minor, Inc.	100%	100%
Barista Acquisition I, LLC	Virginia	Owens & Minor, Inc.	100%	100%
Owens & Minor, Inc. Executive Deferred Compensation Trust	Virginia	Owens & Minor, Inc.	100%	0%
Barista Acquisition II, LLC	Virginia	Owens & Minor, Inc.	100%	100%
Medical Action Industries Inc.	Delaware	Owens & Minor, Inc.	100%	100%
OMSolutions International, Inc.	Virginia	Owens & Minor, Inc.	100%	100%
Owens & Minor Canada, Inc.	Virginia	OMSolutions International, Inc.	100%	0%
MAI Acquisition Corp.	Delaware	Medical Action Industries Inc.	100%	100%
Medegen Newco, LLC	Delaware	MAI Acquisition Corp.	100%	0%
500 Expressway Drive South LLC	Delaware	Medical Action Industries, Inc.	100%	100%

Error! Unknown document property name.

Avid Medical, Inc.	Delaware	Medical Action Industries, Inc.	100%	100%
O&M Byram Holdings, GP	Delaware	Barista Acquisition II, LLC	1%	100%
		Barista Acquisition I, LLC	99%	
Byram Holdings I, Inc.	New Jersey	O&M Byram Holdings, GP	100%	100%
Byram Healthcare Centers, Inc.	New Jersey	Byram Holdings I, Inc.	100%	100%
Clinical Care Services, L.L.C.	Utah	Byram Healthcare Centers, Inc.	100%	100%
Diabetes Specialty Center, L.L.C.	Utah	Clinical Care Services, L.L.C.	100%	0%
Halyard North Carolina, LLC	North Carolina	O&M Halyard, Inc.	100%	100%
Arabian Medical Products Manufacturing Co.	Saudi Arabia	O&M Halyard, Inc.	19%	0%
Access Diabetic Supply, L.L.C.	Florida	Owens & Minor Healthcare Supply, Inc.	100%	100%
Access Respiratory Supply Inc	Florida	Access Diabetic Supply, L.L.C.	100%	0%
American Contract Systems, Inc.	Minnesota	O&M Halyard, Inc.	100%	100%
Medical Supply Group, Inc.	Virginia	Owens & Minor Healthcare Supply, Inc.	100%	100%
Key Diabetes Supply Co.	Michigan	Owens & Minor Healthcare Supply, Inc.	100%	100%

12

Error! Unknown document property name.

Owens & Minor Medical, Inc.	Virginia	Owens & Minor Distribution, Inc.	100%	100%
O&M-Bermuda Insurance Co. Ltd.	Bermuda	Owens & Minor, Inc.	100%	0%
O&M Funding LLC	Delaware	Owens & Minor Distribution, Inc.	100%	0%
Owens & Minor International Logistics, Inc.	Virginia	Owens & Minor Distribution, Inc.	100%	100%
Owens & Minor Global Resources, LLC	Virginia	Owens & Minor Distribution, Inc.	100%	100%
O&M Worldwide, LLC	Virginia	Owens & Minor Distribution, Inc.	100%	100%
Safeskin Medical & Scientific (Thailand) Ltd.	Thailand	Owens & Minor International Logistics, Inc.	100%	65%
O&M International Healthcare C.V.	Netherlands	Owens & Minor International Logistics, Inc.	99.90%	64.935%
		O&M Worldwide, LLC	0.01%	0%
Owens & Minor International Unlimited Company	Ireland	O&M Halyard Netherlands B.V.	100%	0%
Owens & Minor Ireland Unlimited Company	Ireland	O&M Halyard Netherlands B.V.	100%	0%
O&M Halyard Germany GmbH	Germany	O&M Halyard Netherlands B.V.	100%	0%
O&M Halyard France	France	O&M Halyard Netherlands B.V.	100%	0%

13

Error! Unknown document property name.

O&M Halyard Belgium	Belgium	O&M Halyard Netherlands B.V.	100%	0%
O&M Halyard UK Limited	United Kingdom	O&M Halyard Netherlands B.V.	100%	0%
O&M Halyard Netherlands B.V.	Netherlands	Owens & Minor International Logistics, Inc.	100%	65%
O&M Halyard Canada Inc.	Canada	O&M Halyard Netherlands B.V.	100%	0%
Stone Oak Merger Sub Inc.	Delaware	Barista Acquisition I, LLC	50%	100%
		Barista Acquisition II, LLC	50%	
ArcRoyal Holdings Unlimited Company	Ireland	Owens & Minor Ireland Unlimited Company	100	0%
ArcRoyal Unlimited Company	Ireland	ArcRoyal Holdings Unlimited Company	100	0%
Owens & Minor Global Services Unlimited Company	Ireland	ArcRoyal Holdings Unlimited Company	100%	0%
O&M Halyard Mexico, S. de R.L. de B.V.	Mexico	Owens & Minor Ireland Unlimited Company	1%	0%
		O&M Halyard Netherlands B.V.	99%	
Mira MEDsource Holding Company Limited	China	Owens & Minor Ireland Unlimited Company	100%	0%

14

Error! Unknown document property name.

Mira MEDsource (Shanghai) Co., LTD	China	Mira MEDsource Holding Company Limited	100%	0%
MIRA Medsource (Malaysia) SDN. BHD.	Malaysia	Mira MEDsource Holding Company Limited	100%	0%
Halyard Malaysia SND BHD	Malaysia	MIRA Medsource Holding Company Limited	100%	0%
O&M Brasil Consultoria Ltda	Brazil	O&M Halyard Netherlands B.V.	100%	0%
O and M Halyard South Africa Pty Ltd	South Africa	O&M Halyard Netherlands B.V.	100%	0%
O&M Halyard Korea	Korea	O&M Halyard Singapore PTE Ltd	100%	0%
O&M Halyard Japan GK	Japan	O&M Halyard Netherlands B.V.	100%	0%
O&M Halyard Health India Private Limited	India	Owens & Minor Ireland Unlimited Company	99.99%	0%
		O&M Halyard Netherlands B.V.	0.01%	
O&M Halyard Honduras S.A. de C.V.	Honduras	Owens & Minor Ireland Unlimited Company	1.60%	0%
		O&M Halyard Netherlands B.V.	98.40%	
O&M Halyard Ireland Limited	Ireland	O&M Halyard Netherlands B.V.	100%	0%
O&M Healthcare Italia S.R.L.	Italy	O&M Halyard Ireland Limited	100%	0%

15

Error! Unknown document property name.

O&M Halyard Singapore PTE Ltd	Singapore	O&M Halyard Ireland Limited	0.0001%	0%
		O&M Halyard Netherlands B.V.	99.9991%	
O&M Halyard Australia PTY LTD	Australia	Owens & Minor Ireland Unlimited Company	100%	0%
La Ada de Acuna, S. de R.L. de C.V.	Mexico	O&M Halyard Netherlands B.V.	98%	0%
		Owens & Minor Ireland Unlimited Company	2%	
Apria, Inc.	Delaware	Barista Acquisition I, LLC	50%	100%
		Barista Acquisition II, LLC	50%	100%
Apria Holdco LLC	Delaware	Apria, Inc.	100%	100%
Apria Healthcare Group LLC	Delaware	Apria Holdco LLC	100%	100%
DMEhub LLC	Delaware	Apria Healthcare Group LLC	100%	100%
DMEscripts LLC	Delaware	Apria Healthcare Group LLC	40%	0%
Apria Healthcare LLC	Delaware	Apria Healthcare Group LLC	100%	100%
CPAP Sleep Store LLC	Delaware	Apria Healthcare LLC	100%	100%
Healthy Living Home Medical LLC	Delaware	CPAP Sleep Store LLC	100%	100%
Lofta	California	Healthy Living Home Medical LLC	100%	100%

16

Error! Unknown document property name.

17 Error! Unknown document property name. Schedule 6.12 Post-Closing Covenants 1. Subject to Section 6.10(a)(i)(B), no later than five (5) Business Days following the Amendment No. 2 Effective Date, subject to clause (c) of the definition of “Collateral and Guarantee Requirement” in the Credit Agreement, the U.S. Borrowers shall deliver and cause the Guarantors to deliver to the Collateral Agent the Pledged Collateral (as defined in the Security Agreement), together with any related other proper instruments of assignment duly executed by the applicable Grantor; provided that with respect to Pledged Securities (as defined in the Security Agreement) issued by American Contract Systems, Inc., the applicable Borrower shall deliver to the Collateral Agent such Pledged Securities, together duly executed proper instruments of assignment, no later than ten (10) Business Days following the Amendment No. 2 Effective Date. 2. Subject to Section 6.12 of the Credit Agreement, no later than sixty (60) days following the Amendment No. 2 Effective Date, the Parent Borrower shall deliver to the Administrative Agent, an amendment to Mortgage and any other related deliverables described in clause (f) of the definition of “Collateral and Guarantee Requirement” reasonably requested by the Administrative Agent in the Credit Agreement with respect to the real property located at 9120 Lockwood Boulevard, Mechanicsville, VA 23116.

Schedule 7.01(b)

Existing Indebtedness

1. Indebtedness secured by those Liens listed on Schedule 7.02 are hereby incorporated by reference.

2. $9,640,534 outstanding under that certain Finance Lease for the premises at 9000 Westmont Drive, Toano, VA by and between Avid Realty, L.L.C. and AVID Medical, Inc.

3. The following Letters of Credit:

Issuer	LOC #	Beneficiary	Date Issued	LC Amt Local Currency	Currency	LC Amount USD
Citibank	69613030	Duke Energy	4/25/2018	N/A	USD	1,124,285
Citibank	69613031	City of Lexington	4/25/2018	N/A	USD	75,000
Citibank	69615700	MP2 Energy	3/7/2019	N/A	USD	69,000
Citibank	5497800452	Azienda Ospedaliero-Universitaria Policlinico Umberto I	6/25/2021	276,350	EUR	314,265
Citibank	69614549	Belfius Bank SA	10/9/2018	118,768	EUR	135,062
Citibank	69616838	Citi Singapore, ST Logistics PTE LTD	7/29/2019	33,975	SGD	25,201
Citibank Sydney	39619119	Stockland Trust Mgmt. Ltd.	4/7/2020	195,586	AUD	142,200
Citibank	69614146	Citibank Europe PLC, Germany BR	8/29/2018	681,172.83	EUR	774,630

18

Error! Unknown document property name.

19 Error! Unknown document property name. Santander 69616718 Santander (amended) 7/8/2020 200,000 GBP 270,890 Total LC in USD $2,930,533

Error! Unknown document property name. Schedule 7.02 Existing Liens Debtor Secured Party Filing No. Date Filed Collateral/Lien Description AVID MEDICAL, INC. KONICA MINOLTA PREMIER FINANCE 2013 2625003 7/9/2013 Equipment Capital Lease AVID MEDICAL, INC. JOHNSON & JOHNSON HEALTH CARE SYSTEMS INC. 2019 5402792 8/5/2019 Vendor Lien BYRAM HEALTHCARE CENTERS, INC. DEXCOM INC 51736154 6/20/2016 Vendor Lien BYRAM HEALTHCARE CENTERS, INC. WELLS FARGO BANK, N.A. 54809303 9/25/2020 Equipment Capital Lease BYRAM HEALTHCARE CENTERS, INC. TVA MEDICAL, INC.; MEDAFOR INC.; Neomend, Inc.; PUREWICK, INC.; Tri County Medical & Ostomy Supplies, Inc.; LIBERATOR MEDICAL SUPPLY, INC.; Rochester Medical Corporation; LUTONIX, INC.; Medivance, Inc.; BARD PERIPHERAL VASCULAR, INC.; Vascular Pathways, Inc.; DYMAX CORPORATION; Bard Access Systems, Inc.; DAVOL, INC.; C.R. Bard, Inc.; CAREFUSION 2200, INC.; CME America LLC; CAREFUSION SOLUTIONS, LLC; CFN Sol- Medmined 0135; CELLULAR RESEARCH, INC.; Sirigen, Inc.; FLOWJO LLC; PharMingen; BD BIOSCIENCES, SYSTEMS AND REAGENTS, INC.; BD Infusion Therapy Systems, Inc.; BD AND COMPANY; Becton, Dickinson and Company 53866622 2/20/2020 Vendor Lien MEDICAL ACTION INDUSTRIES INC. JOHNSON & JOHNSON HEALTH CARE SYSTEMS INC. 2019 5405886 8/5/2019 Vendor Lien OWENS & MINOR, INC. BD BIOSCIENCES, SYSTEMS AND REAGENTS, INC.; MEDAFOR INC.; TV A MEDICAL, INC. 202002190375515 2/19/2020 Vendor Lien OWENS & MINOR MEDICAL, INC. BD AND COMPANY; CAREFUSION 2200, INC.; C.R. BARD, INC.; DAVOL, INC.; BARD ACCESS SYSTEMS, INC.; 202002190376956 2/19/2020 Vendor Lien

21 Error! Unknown document property name. DYMAX CORPORATION; VASCULAR PATHWAYS, INC.; BARD PERIPHERAL VASCULAR, INC. OWENS & MINOR MEDICAL, INC. BD INFUSION THERAPY SYSTEMS, INC.; MEDIVANCE, INC.; LUTONIX, INC.; ROCHESTER MEDICAL CORPORATION; LIBERATOR MEDICAL SUPPLY, INC.; TRI COUNTY MEDICAL & OSTOMY SUPPLIES, INC.; PUREWICK, INC.; NEOMEND, INC. 202002190376970 2/19/2020 Vendor Lien OWENS & MINOR MEDICAL, INC. BECTON, DICKINSON, AND COMPANY; PHARMINGEN; FLOWJO LLC; SIRIGEN, INC.; CELLULAR RESEARCH, INC.; CFN SOL-MEDMINED 0135; CAREFUSION SOLUTIONS, LLC; CME AMERICA LLC 202002200380294 2/20/2020 Vendor Lien OWENS & MINOR, INC. RICOH USA, INC. 19-08-16-5706-9 8/6/2019 Equipment Capital Lease OWENS & MINOR, INC. BD BIOSCIENCES, SYSTEMS AND REAGENTS, INC.; MEDAFOR INC.; TVA MEDICAL, INC. 202002190376833 2/19/2020 Vendor Lien OWENS & MINOR, INC. BD INFUSION THERAPY SYSTEMS, INC.; MEDIVANCE, INC.; LUTONIX, INC.; ROCHESTER MEDICAL CORPORATION; LIBERATOR MEDICAL SUPPLY, INC.; TRI COUNTY MEDICAL & OSTOMY SUPPLIES, INC.; PUREWICK, INC.; NEOMEND, INC. 202002190376932 2/19/2020 Vendor Lien OWENS & MINOR, INC. BECTON, DICKINSON, AND COMPANY; PHARMINGEN; FLOWJO LLC; SIRIGEN, INC.; CELLULAR RESEARCH, INC.; CFN SOL-MEDMINED 0135; CAREFUSION SOLUTIONS, LLC; CME AMERICA LLC 202002190376994 2/19/2020 Vendor Lien OWENS & MINOR, INC. BD AND COMPANY; CAREFUSION 2200, INC.; C.R. BARD, INC.; DAVOL, INC.; BARD ACCESS SYSTEMS, INC.; DYMAX CORPORATION; VASCULAR PATHWAYS, INC.; BARD PERIPHERAL VASCULAR, INC. 202002190377014 2/19/2020 Vendor Lien

22 Error! Unknown document property name. OWENS & MINOR, INC. U.S. BANK EQUIPMENT FINANCE, A DIVISION OF U.S. BANK NATIONAL ASSOCIATION 202004060023771 4/6/2020 Equipment Capital Lease OWENS & MINOR, INC. LEAF CAPITAL FUNDING, LLC AND/OR ITS ASSIGNS 202009100016450 9/10/2020 Equipment Capital Lease O&M HALYARD, INC. CROWN EQUIPMENT CORPORATION 202101270091139 1/27/2021 Equipment Capital Lease OWENS & MINOR DISTRIBUTION, INC. CROWN CREDIT COMPANY 040319 7195-1 3/19/2004 Equipment Capital Lease OWENS & MINOR DISTRIBUTION, INC. RAYMOND LEASING CORPORATION 120911 4038-9 9/11/2012 Equipment Capital Lease OWENS & MINOR DISTRIBUTION, INC. EQUIPMENT FINANCE GROUP, LLC 17-11-30-5730-3 11/30/2017 Equipment Capital Lease OWENS & MINOR DISTRIBUTION, INC. JOHNSON & JOHNSON HEALTH CARE SYSTEMS INC. 181023 4001-2 10/23/2018 Vendor Lien OWENS & MINOR DISTRIBUTION, INC. JOHNSON & JOHNSON HEALTH CARE SYSTEMS INC. 190530 3838-0 5/30/2019 Vendor Lien OWENS & MINOR DISTRIBUTION, INC. BECTON, DICKINSON AND COMPANY; BD and Company; BD Infusion Therapy Systems, Inc.; BD Biosciences, Systems and Reagents, Inc.; PharMingen; FlowJo LLC; Sirigen, Inc.; Cellular Research, Inc. 19-05-09-5763-8 5/9/2019 Vendor Lien OWENS & MINOR DISTRIBUTION, INC. BECTON, DICKINSON AND COMPANY; CFN Sol - Medmined 0135; CareFusion Solutions, LLC; CME America LLC; CareFusion 2200, Inc.; C.R. Bard, Inc.; Davol, Inc.; Bard Access Systems, Inc. 19-05-09-5954-3 5/9/2019 Vendor Lien OWENS & MINOR DISTRIBUTION, INC. BECTON, DICKINSON AND COMPANY; Dymax Corporation; Vascular Pathways, Inc.; Bard Peripheral Vascular, Inc.; Medivance, Inc.; Lutonix, Inc.; Rochester Medical Corporation; Liberator Medical Supply, Inc. 19-05-09-5998-5 5/9/2019 Vendor Lien OWENS & MINOR DISTRIBUTION, INC. BECTON, DICKINSON AND COMPANY; Tri County Medical & Ostomy Supplies, Inc.; Purewick, Inc.; Neomend, Inc.; Medafor, Inc.; TVA Medical, Inc. 19-05-09-6028-1 5/9/2019 Vendor Lien AVID MEDICAL, INC. BANK OF AMERICA, N.A., AS COLLATERAL AGENT 20211908541 3/10/21 All Assets Lien

BARISTA ACQUISITION I, LLC	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	20210312046804	3/11/21	All Assets Lien
BARISTA ACQUISITION II, LLC	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	20210312046806	3/11/21	All Assets Lien
BYRAM HEALTCARE CENTERS, INC.	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	55089401	3/10/21	All Assets Lien
BYRAM HOLDINGS I, INC.	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	55089395	3/10/21	All Assets Lien
HALYARD NORTH CAROLINA, LLC	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	20210029917E	3/10/21	All Assets Lien
MEDICAL ACTION INDUSTRIES, INC.	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	20211908699	3/10/21	All Assets Lien
O&M BYRAM HOLDINGS GP	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	20211908806	3/10/21	All Assets Lien
O&M HALYARD INC.	DEPARTMENT OF LABOR, STATE OF GEORGIA	201971217	12/10/19	Tax Lien
O&M HALYARD INC.	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	20210312046807	3/11/21	All Assets Lien
O&M HALYARD INC.	PNC BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT O&M FUNDING LLC	20210312046720	3/10/21	Securitization Facility Filing
O&M HALYARD INC.	ASTENJOHNSON AMERICAN SALES, INC.	2021091707876	9/17/21	Assets on Consignment
OWENS & MINOR DISTRIBUTION, INC.	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	20210312046808	3/11/21	All Assets Lien
OWENS & MINOR HEALTHCARE SUPPLY, INC.	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	20210315046982	3/11/21	All Assets Lien
OWENS & MINOR INTERNATIONAL LOGISTICS, INC.	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	20210312046811	3/11/21	All Assets Lien
OWENS & MINOR MEDICAL, INC.	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	20210312046812	3/11/21	All Assets Lien
OWENS & MINOR, INC.	BANK OF AMERICA, N.A., AS COLLATERAL AGENT	20210312046758	3/11/21	All Assets Lien
OWENS & MINOR, INC.	CISCO SYSTEMS CAPITAL CORPORATION	202105100029697	5/10/21	Equipment Filing
Apria Healthcare Group Inc.	Corporation Service Company	20160200046	January 11, 2016	Certain property and equipment pursuant to that certain Master Lease Agreement,

23

Error! Unknown document property name.

				dated as of August 15, 2015
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20142935955	July 23, 2014	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20143137163	August 6, 2014	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20143721594	September 17, 2014	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20143929759	October 1, 2014	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20144147666	October 15, 2014	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20144387957	October 31, 2014	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20145006291	December 10, 2014	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20150014281	January 5, 2015	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20150067123	January 7, 2015	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20150265172	January 21, 2015	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20150486059	February 4, 2015	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20150687102	February 18, 2015	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20150916733	March 4, 2015	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20151130292	March 18, 2015	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20151451417	April 6, 2015	Certain equipment of Debtor
Apria Healthcare LLC	Gelco Corporation dba GE Fleet Services	20151729978	April 22, 2015	Certain equipment of Debtor

24

Error! Unknown document property name.

25 Error! Unknown document property name. Apria Healthcare LLC Gelco Corporation dba GE Fleet Services 20151843118 April 29, 2015 Certain equipment of Debtor Apria Healthcare LLC Gelco Corporation dba GE Fleet Services 20152245800 May 27, 2015 Certain equipment of Debtor Apria Healthcare LLC Gelco Corporation dba GE Fleet Services 20154193156 September 21, 2015 Certain equipment of Debtor Apria Healthcare LLC Phillips Medical Capital, LLC 20172854948 May 1, 2017 Certain equipment of Debtor Apria Healthcare LLC Medela LLC 20187511559 October 30, 2018 Certain equipment of Debtor Apria Healthcare LLC Gelco Fleet Trust 20215950846 July 29, 2021 Certain property and equipment pursuant to that certain Lease Agreement, dated as of June 15, 2005

26 Error! Unknown document property name. Schedule 7.03(g) Investments 1. On August 16, 2021, Apria Healthcare Group LLC, a Delaware limited liability company ("Apria Healthcare") acquired a 40% interest in DMEscripts, LLC, a Delaware limited liability company (the "JV"), pursuant to that certain Membership Agreement by and among, inter alia, the JV and Apria Healthcare.

Error! Unknown document property name. Schedule 7.07 Transactions with Affiliates None.

Error! Unknown document property name. Schedule 10.02 Administrative Agent’s Office; Certain Addresses for Notices If to any Loan Party: Owens & Minor, Inc. 9120 Lockwood Boulevard Mechanicsville, Virginia 23116 Attention: Treasurer Telephone: (804) 723-7580 Facsimile: (804) 723-7118 with a copy to: Owens & Minor, Inc. 9120 Lockwood Boulevard Mechanicsville, Virginia 23116 Attention: General Counsel Telephone: (804) 723-7990 Facsimile: (804) 723-7113 and a copy to (which shall not constitute notice): Kirkland & Ellis LLP 300 North LaSalle Chicago, IL 60654 Attention: Thomas James Dobleman Email: Thomas.dobleman@kirkland.com Phone: (312) 862-3491 Fax: (312) 862-2200 If to the Administrative Agent: Bank of America, N.A. Gateway Village -900 Bldg. 900 W Trade St. Mailcode: NC1-026-06-04 Charlotte, NC 28255-0001 Attn: Jose Martinez Phone: 980-386-7637 Email: jose.martinez4@bofa.com Other Notices as Administrative Agent: Bank of America, N.A. 2380 Performance Dr., Bldg. C

29 Error! Unknown document property name. Mailcode: TX2-984-03-26 Richardson, TX 75082 Attn: Mary Lawrence Phone: 469-201-8825 Fax: 214-416-0839 Email: mary.lawrence-agency@bofa.com For Notices regarding Letters of Credit: Bank of America Trade Operations Mail Code: PA6-580-02-30 1 Fleet Way Scranton, PA 18507 Phone: (570) 496-9619 Fax: (800) 755-8740 Email: tradeclientserviceteamus@bofa.com Attn: Michael Grizzanti Phone: (570) 496-9621 Fax: (800) 755-8743 Email: Michael.a.grizzanti@bofa.com